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Filed Pursuant to Rule 497
File No. 333-213716

Maximum Offering of 264,000,000 Shares of Common Stock

          We are a Maryland corporation formed on October 15, 2015. We are an externally managed, closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). We are managed by Owl Rock Capital Advisors LLC ("the Adviser" or "our Adviser"), which is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC"). We also have elected to be treated for federal income tax purposes, and intend to qualify annually, as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code").

          Our investment objective is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Our investment strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle market companies. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities which includes common and preferred stock, securities convertible into common stock, and warrants. We define "middle market companies" to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization, or "EBITDA," between $10 million and $250 million annually and/or annual revenue of $50 million to $2.5 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets, which are often referred to as "junk" investments. Our target credit investments will typically have maturities between three and ten years and generally range in size between $10 million and $125 million, although the investment size will vary with the size of our capital base. Prior to raising sufficient capital, we may make a greater number of investments in syndicated loan opportunities than we otherwise expect to make in the future.

          We are offering on a best efforts, continuous basis up to 264,000,000 shares of beneficial interest of our common stock at a current price of $9.55 per share through Owl Rock Capital Securities LLC (d/b/a Owl Rock Securities), our Dealer Manager. This is our initial public offering and there has been no public market for, or historical valuation of, our shares. The minimum permitted purchase by each individual investor is $5,000 of our common stock. As of April 23, 2019, we have issued 64,180,779 shares of our common stock for gross proceeds of approximately $597.15 million, including seed capital contributed by the Adviser in September 2016 and approximately $10 million in gross proceeds raised in a private placement from certain individuals and entities affiliated with our Adviser.

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  This is an initial public offering.

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  You should not expect to be able to sell your shares regardless of how we perform.

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  If you are able to sell your shares, you will likely receive less than your purchase price.

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  We do not intend to list our shares on any securities exchange for what may be a significant time after the first closing of this offering, and we do not expect a secondary market in our shares to develop.

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  We have implemented a share repurchase program pursuant to which we intend to continue to conduct quarterly repurchases of a limited number of outstanding shares of our common stock. Our board of directors has complete discretion to determine whether we will engage in any share repurchase, and if so, the terms of such repurchase. We intend to limit the number of shares to be repurchased in each quarter to the lesser of (a) 2.5% of the weighted average number of shares of our common stock outstanding in the prior 12-month period and (b) the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. While we intend to continue to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time. For more information regarding the limitations in respect of the share repurchase program, see "Share Repurchase Program."

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  You should consider that you may not have access to the money you invest for an indefinite period of time.

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  An investment in shares of our common stock is not suitable for you if you need access to the money you invest. See "Suitability Standards" and "Share Liquidity Strategy."

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  Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.

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  Distributions on our common stock may exceed our taxable earnings and profits, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we pay may represent a return of capital to you. A return of capital is a return of a portion of your original investment in shares of our common stock. As a result, a return of capital will (i) lower your tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares, and (ii) reduce the amount of funds we have for investment in portfolio companies. We have not established any limit on the extent to which we may use offering proceeds to fund distributions.

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  Distributions may also be funded in significant part, directly or indirectly, from (i) the waiver of certain investment advisory fees, that will not be subject to repayment to the Adviser and/or (ii) the deferral of certain investment advisory fees, that may be subject to repayment to the Adviser and/or (iii) the reimbursement of certain operating expenses, that will be subject to repayment to our Adviser and its affiliates. Significant portions of distributions may not be based on investment performance. In the event distributions are funded from waivers and/or deferrals of fees and reimbursements by our affiliates, such funding may not continue in the future. If our affiliates do not agree to reimburse certain of our operating expenses or waive certain of their advisory fees, then significant portions of our distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

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  We have not identified specific investments that we will make with the proceeds of this offering so, we may be considered a blind pool because an investor may not have the opportunity to evaluate historical data or assess future investments prior to purchasing our shares.

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  Because you will pay a sales load of up to 5.0% and offering expenses of up to 1.5%, if you invest $100 in our shares and pay the full sales load, approximately $93.50 of your investment will actually be available to us for investment in portfolio companies. As a result, based on the current offering price of $9.55, you would have to experience a total net return on your investment of approximately 6.95% in order to recover your initial investment, including the sales load and expected offering expenses. See "Estimated Use of Proceeds" on page 75.

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  We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

          If our net asset value increases above our net proceeds per share as stated in this prospectus, we will sell our shares at a higher price as necessary to ensure that shares are not sold at a net price, after deduction of upfront selling commissions and dealer manager fees, that is below our net asset value per share. Also, in the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, we will reduce our offering price in order to establish a new net offering price that is not more than 2.5% above our net asset value. We will not sell our shares at a net offering price below our net asset value per share unless we obtain the requisite approval from our shareholders. Accordingly, subscriptions for this offering will be for a specific dollar amount rather than a specified quantity of shares, which may result in subscribers receiving fractional shares rather than full share amounts.

          We intend to file post-effective amendments to our registration statement that will allow us to continue this offering for at least three years. We reserve the right to change our investment and operating policies without shareholder approval, except to the extent such approval is required by the 1940 Act.

          Shares of our common stock are highly illiquid and appropriate only as a long-term investment. Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See "Suitability Standards" and "Risk Factors" beginning on page 33 to read about the risks you should consider before buying shares of our common stock. Depending upon the terms and pricing of any additional offerings and the value of our investments, you may experience dilution in the book value and fair value of your shares. See "Risk Factors—Risks related to an investment in our common stock—A shareholder's interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us" on page 65 for more information. We qualify as an "emerging growth company" as defined in the Jumpstart Our Business Startups Act, or JOBS Act, and under applicable rules of the SEC and intend to take advantage of extended transition periods for complying with new or revised accounting standards. See "Prospectus Summary—Emerging Growth Company Status."

	Per Share	Maximum Offering Amount

Public offering price(1)	$9.55	$2,521,200,000

Sales load(2)	$0.48	$126,720,000

Net proceeds to us (before expenses)(3)	$9.07	$2,394,480,000

(1)
Assumes all shares are sold at the current offering price per share, which is subject to adjustment based upon, among other things, our net asset value per share. The price per share in this table has been rounded to the nearest penny, thus the purchase price details of your confirmation statement may differ from the price per share above.

(2)
Investors will pay a maximum upfront sales load of up to 5.0% of the price per share for combined upfront selling commissions and dealer manager fees. The upfront selling commissions and dealer manager fees will not be paid by you for shares issued under our distribution reinvestment plan. The "dealer manager fee" refers to the portion of the sales load available to our Dealer Manager and participating broker-dealers for assistance in selling and marketing our shares. In addition to the upfront selling commissions and dealer manager fees, our Adviser may pay our Dealer Manager a fee equal to no more than 1.0% of the net asset value per share per year. Our Dealer Manager may reallow all or a portion of such amounts to participating broker-dealers. Such amounts will not be paid by our shareholders. See "Plan of Distribution."

(3)
In addition to the sales load, we estimate that in connection with this offering we will incur approximately $18.91 million of offering expenses (approximately 0.75% of the gross proceeds) if the maximum number of shares is sold at $9.55 per share.

          This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We have not been in the business described in this prospectus for at least three years. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information will be available free of charge by contacting us at 399 Park Avenue, 38th Floor, New York, New York 10022, or by telephone at (212) 419-3000 or on our website at http://www.owlrock.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at http://www.sec.gov, which contains such information.

          Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in our shares is NOT a bank deposit and is NOT insured by the Federal Deposit Insurance Corporation or any other government agency. The use of forecasts in this offering is prohibited. Any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in this program is not permitted.

OWL ROCK SECURITIES

Prospectus dated April 29, 2019

i

 ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement we have filed with the SEC, in connection with a continuous offering process, to raise capital for us. As we make material investments or have other material developments, we will periodically provide prospectus supplements or may amend this prospectus to add, update or change information contained in this prospectus.

        Shares will be offered at an offering price of $9.55 per share. We will seek to avoid interruptions in the continuous offering of shares of our common stock; we may, however, to the extent permitted or required under the rules and regulations of the SEC, supplement this prospectus or file an amendment to the registration statement with the SEC if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in this prospectus. There can be no assurance that our continuous offering will not be interrupted during the SEC's review of any such registration statement amendment.

        In addition, in the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, we will reduce our offering price in order to establish a new net offering price per share that is not more than 2.5% above our net asset value. We will not sell our shares at a net offering price below our net asset value per share unless we obtain the requisite approval from our shareholders. Additionally, our board of directors may change the offering price at any time such that the public offering price, net of sales load, is equal to or greater than net asset value per share when we sell shares of common stock.

        We will supplement this prospectus in the event that we need to change the public offering price to comply with this pricing policy and we will also post the updated information on our website at www.owlrock.com.

        You should rely only on the information contained in this prospectus. Our Dealer Manager is Owl Rock Capital Securities LLC (d/b/a Owl Rock Securities), which we refer to in this prospectus as our Dealer Manager. Neither we nor our Dealer Manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of shares of our common stock. If there is a material change in our affairs, we will amend or supplement this prospectus. Any statement that we make in this prospectus may be modified or superseded by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus, all prospectus supplements and the related registration statement exhibits, together with additional information described below under "Additional Information." In this prospectus, we use the term "day" to refer to a calendar day, and we use the term "business day" to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.

        We maintain a website at www.owlrock.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

 SUITABILITY STANDARDS

        Shares of our common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of shares have either:

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  a gross annual income of at least $70,000 and a net worth of at least $70,000, or

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  a net worth of at least $250,000.

        For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor's home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

        In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards set forth below:

        Alabama—In addition to the suitability standards set forth above, an investment in us will only be sold to Alabama residents that have a liquid net worth of at least 10 times their investment in us and our affiliates.

        California—In addition to the suitability standards set forth above, California residents may not invest more than 10% of their liquid net worth in us.

        Idaho—In addition to the minimum suitability standards set forth above, an Idaho investor's total investment in us shall not exceed 10% of his or her liquid net worth. Liquid net worth is defined as that portion of net worth consisting of cash, cash equivalents and readily marketable securities.

        Iowa—Iowa investors must have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) Iowa investors must limit their aggregate investment in this offering and in the securities of other non-traded business development companies (BDCs) to 10% of such investor's liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities).

        Kansas—It is recommended by the Office of the Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other non-traded business development companies to not more than 10% of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

        Kentucky—A Kentucky investor may not invest more than 10% of its liquid net worth in us or our affiliates. "Liquid net worth" is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

        Maine—The Maine Office of Securities recommends that an investor's aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor's liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

        Massachusetts—In addition to the suitability standards set forth above, Massachusetts residents may not invest more than 10% of their liquid net worth in us and in other illiquid direct participation programs.

        Missouri—In addition to the suitability standards set forth above, Missouri residents may not invest more than 10% of their liquid net worth in us.

        Nebraska—Nebraska investors must have (i) either (a) an annual gross income of at least $70,000 and a net worth of at least $70,000, or (b) a net worth of at least $250,000; and (ii) Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor's net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended, are not subject to the foregoing investment concentration limit.

        New Jersey—New Jersey investors must have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, "liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor's investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs, and commodity pools, but excluding unregistered, Federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.

        New Mexico—In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor's liquid net worth in shares of us, our affiliates, and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents, and readily marketable securities.

        Ohio—It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer, and in any other non-traded business development company. "Liquid net worth" is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings, and automobiles, minus total liabilities) comprised of cash, cash equivalents, and readily marketable securities.

        Oklahoma—An Oklahoma investor much have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (ii) a minimum net worth of $250,000, exclusive of home, home furnishings and automobiles. In addition, an Oklahoma investor's total purchase of our securities may not exceed 10% of the investor's net worth, excluding home, home furnishings and automobiles.

        Oregon—In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth. Liquid net worth is defined as net worth excluding the value of the investor's home, home furnishings and automobile.

        Tennessee—In addition to the suitability standards set forth above, Tennessee investors may not invest more than ten percent (10%) of their liquid net worth (exclusive of home, home furnishings, and automobiles) in us.

        Vermont—Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor's liquid net worth. For these purposes, "liquid net worth" is defined as an investor's total assets (not including home, home furnishings, or automobiles) minus total liabilities.

        The Sponsor, those selling shares on our behalf and participating broker-dealers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor's financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in our shares is suitable and appropriate for each investor. In making this determination, the participating broker-dealer, registered investment adviser, authorized representative or other person selling shares will, based on a review of the information provided by the investor, consider whether the investor:

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  meets the minimum income and net worth standards established in the investor's state;

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  can reasonably benefit from an investment in our common stock based on the investor's overall investment objectives and portfolio structure;

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  is able to bear the economic risk of the investment based on the investor's overall financial situation, including the risk that the investor may lose its entire investment; and

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  has an apparent understanding of the following:

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  the fundamental risks of the investment;

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  the lack of liquidity of our shares;

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  the background and qualification of our Adviser; and

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  the tax consequences of the investment.

        In purchasing shares, custodians, trustees or directors of, or any other person providing investment advice to, employee pension benefit plans or individual retirement accounts ("IRAs") may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. These additional fiduciary duties may require the custodian, trustee, director, or any other person providing investment advice to employee pension benefit plans or IRAs to provide information about the services provided and fees received, separate and apart from the disclosures in this prospectus. In addition, prior to purchasing shares, the custodian, trustee or director of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

        In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as "institutional investors" under the state securities laws of the state in which they reside. "Institutional investor" is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an "institutional investor" under applicable state securities laws.

        In addition to the suitability standards established herein, (i) a participating broker-dealer may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.

v

 PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read our entire prospectus before investing in our common stock. Throughout this prospectus we refer to Owl Rock Capital Corporation II as "we," "us," "our," the "Company" or "Owl Rock II," "Owl Rock Capital Advisors LLC," our investment adviser, as "Owl Rock Capital Advisors," "the Adviser," "ORCA" or "our Adviser" and Owl Rock Capital Securities LLC, our dealer manager, as "Owl Rock Securities" and/or the "Dealer Manager."

Owl Rock Capital Corporation II

        We are a Maryland corporation formed on October 15, 2015. We are an externally managed closed-end management investment company that has elected to be regulated as a BDC under the Investment Company Act of 1940, as amended, or the 1940 Act. We are externally managed by Owl Rock Capital Advisors, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. The Adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. We also have elected to be treated for federal income tax purposes, and intend to qualify annually, as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

        Our investment objective is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Our investment strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle market companies. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities which includes common and preferred stock, securities convertible into common stock, and warrants. We define "middle market companies" to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization, or "EBITDA," between $10 million and $250 million annually and/or annual revenue of $50 million to $2.5 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. Our target credit investments will typically have maturities between three and ten years and generally range in size between $10 million and $125 million, although the investment size will vary with the size of our capital base. Prior to raising sufficient capital, we may make a greater number of investments in syndicated loan opportunities than we otherwise expect to make in the future.

        While our investment strategy focuses primarily on middle market companies in the United States, including senior secured loans, we also may invest up to 30% of our portfolio in investments of non-qualifying portfolio companies. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act, as well as in debt and equity of companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act.

        Our investment activities are managed by our Adviser and supervised by our board of directors, a majority of whom are not "interested persons" of the Company or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are "independent," as determined by our board of directors. Under the investment advisory agreement between us and our Adviser or the "Investment Advisory Agreement", we have agreed to pay our Adviser an annual base management fee based on the average value of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, as well as an incentive fee based on our investment performance. For additional information regarding the fees paid to the Adviser, see "Management and Other Agreements and Fees—Investment Advisory Agreement."

        We have also entered into an administration agreement, or "Administration Agreement", with our Adviser. Under our Administration Agreement, we have agreed to reimburse our Adviser for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by our Adviser in performing its obligations under the Administration Agreement.

        Currently, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing; however, legislation enacted in March 2018 modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150% if certain requirements are met.

        We borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. See "Financing Arrangements". The use of borrowed funds to make investments has its own specific benefits and risks, and all of the costs of borrowing funds are ultimately borne by holders of our common stock.

        We are issuing shares of common stock through this offering. Each share of our common stock has equal rights to distributions, voting, liquidation, and conversion. Our common stock is non-assessable, meaning that our common shareholders do not have liability for calls or assessments, nor are there any preemptive rights in favor of existing shareholders. Our distributions will be determined by our board of directors in its sole discretion. We intend to seek to complete a liquidity event within three to four years after the completion of our offering period, or at such earlier time as our board of directors may determine, taking into account market conditions and other factors. We will view our offering period to be complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. Because of this timing for our anticipated liquidity event, shareholders may not be able to sell their shares promptly or at a desired price prior to a liquidity event. There can be no assurance that we will complete a liquidity event within this timeframe or at all. As a result, an investment in our shares is not suitable if you require short-term liquidity with respect to your investment in us. See "Share Liquidity Strategy."

Status of Our Initial Public Offering

        Since commencing our continuous public offering and through April 23, 2019, we have issued 64,180,779 shares of our common stock for gross proceeds of approximately $597.15 million, including seed capital contributed by the Adviser in September 2016 and approximately $10 million in gross proceeds raised in a private placement from certain individuals and entities affiliated with our Adviser.

Portfolio Update

        As of December 31, 2018, we had investments in 59 portfolio companies with an aggregate fair value of $728.8 million.

        As of December 31, 2018, based on fair value, our portfolio consisted of 82.1% first lien debt investments, 14.8% second lien debt investments, 2.9% unsecured debt investments and 0.2% equity investments.

        As of December 31, 2018, our weighted average total yield of the portfolio at fair value and amortized cost was 9.0% and 8.8%, respectively, and our weighted average yield of debt and income producing securities at fair value and amortized cost was 9.1% and 8.8%, respectively.

        The table below shows our investment portfolio as of December 31, 2018.

	December 31, 2018
($ in thousands)	Amortized Cost	Fair Value
First-lien senior secured debt investments	$599,832	$598,222
Second-lien senior secured debt investments	108,470	107,717
Unsecured debt investments	22,000	21,218
Equity investments	1,679	1,655

Total Investments	$731,981	$728,812

Estimated Use of Proceeds

        We will use the net proceeds from this offering to make investments in accordance with our investment objective and by following the strategies described in this prospectus. A portion of these proceeds may also be used for working capital and general corporate purposes. See "Estimated Use of Proceeds."

        We anticipate that we will invest the proceeds from each weekly subscription closing generally within 30 to 90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash-equivalents, U.S. government securities, money market funds and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a BDC and our intention to qualify annually as a RIC. We may also use a portion of the net proceeds to pay our operating expenses, fund distributions to shareholders and for general corporate purposes. Any distributions we make during such period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

Financing Arrangements

        On May 18, 2017, our board of directors authorized us, as borrower, to enter into a series of promissory notes (the "Promissory Notes") with the Adviser, as lender. Currently we may borrow an aggregate of $50 million pursuant to the Promissory Notes. We may re-borrow any amount repaid; however, there is no funding commitment between the Adviser and us. The unpaid principal balance of any Promissory Notes and accrued interest thereon is payable by the Company from time to time at the discretion of the Company but immediately due and payable upon 120 days written notice by the Adviser, and in any event due and payable in full no later than December 31, 2019.

        On December 1, 2017, we, through two wholly-owned subsidiaries, ORCC II Financing LLC and OR Lending II LLC, or the "Subsidiaries", entered into a credit agreement, (the "SPV Asset Facility"), with the lenders from time to time parties thereto, Goldman Sachs Bank USA as sole lead arranger, syndication agent and administrative agent, State Street Bank and Trust Company as collateral administrator and collateral agent and Cortland Capital Market Services LLC as collateral custodian. The maximum principal amount of the SPV Asset Facility is $500 million; the availability of this amount is subject to a borrowing base test, which is based on the amount of the Subsidiaries' assets from time to time, and satisfaction of certain conditions, including certain concentration limits. The SPV Asset Facility will mature on November 30, 2022.

        See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Debt" for more information about these financing arrangements.

        As a BDC, under the 1940 Act we generally are not permitted to incur borrowings, issue debt securities or issue preferred stock unless immediately after the borrowing or issuance the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock is at least 200%; however, legislation enacted in March 2018 modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. The reduced asset coverage requirement would permit a BDC to double the amount of leverage it could incur. At this time, our board of directors has not determined to decrease our asset coverage ratio; however, with the approval of our board of directors, we are permitted to increase our leverage capacity if shareholders representing at least a majority of the votes cast, at a meeting at which there is a quorum, approve a proposal to do so. If we receive such shareholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the "required majority" (as defined in Section 57(o) of the 1940 Act) of the independent members of our board of directors approve such increase with such approval becoming effective after one year. In either case, we would be required to extend to our shareholders, as of the date of such approval, the opportunity to sell the shares of common stock that they hold and make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. For shareholders accepting such an offer, the Company would be required to repurchase 25% of such shareholders' eligible shares in each of the four calendar quarters following the calendar quarter in which the approval occurs. For additional information about the asset coverage requirements, see "Regulation—Senior Securities." If this ratio declines below 200% (or 150% if certain requirements are met), we cannot incur additional debt and could be required to sell a portion of our investments to repay some indebtedness when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to service our debt or make distributions. See "Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage" and "Risk Factors—Risks Related to our Investments—To the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available to service our debt or for distribution to our shareholders, and result in losses."

Distribution Policy

        Subject to our board of directors' discretion and applicable legal restrictions, we intend to authorize and declare cash distributions to our shareholders on a weekly basis and pay such distributions on a monthly basis. Because we have elected and intend to maintain our tax treatment as a RIC, we intend to distribute at least 90% of our annual investment company taxable income to our shareholders. There can be no assurance that we will be able to pay distributions at a specific rate or at all. Each year, as required by the Code, a statement on Internal Revenue Service Form 1099-DIV identifying the source of the distribution will be mailed to our shareholders subject to IRS tax reporting. Distributions on our common stock may exceed our taxable earnings and profits, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we pay may represent a return of capital to you. A return of capital is a return of a portion of your original investment in shares of our common stock. As a result, a return of capital will (i) lower your tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares and (ii) reduce the amount of funds we have for investment in portfolio companies. We have not established any limit on the extent to which we may use offering proceeds to fund distributions (which may reduce the amount of capital we ultimately invest in portfolio companies). No portion of the Company's most recent distribution represented a return of capital. See "Distributions."

        We may fund our cash distributions to shareholders from any sources of funds available to us, including fee waivers or deferrals by our Adviser that may be subject to repayment, as well as cash otherwise available. We have not established limits on the amount of funds we may use from any available sources to make distributions; however, we will not borrow funds for the purpose of making distributions if the amount of such distributions would exceed our accrued and received revenues ("Net Revenues"), which we define as accrued and received revenues, less paid and accrued operating expenses with respect to such revenues and costs, for the previous four quarters. Distributions may be supported by our Adviser in the form of operating expense support payments pursuant to the Expense Support and Conditional Reimbursement Agreement, or the Expense Support Agreement, we have entered into with the Adviser and the deferral or waiver of investment advisory fees. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Expense Support and Conditional Reimbursement Agreement" for additional information regarding the Expense Support Agreement. We may be obligated to repay our Adviser over several years, and these repayments, if any, will reduce the future distributions that you would otherwise be entitled to receive from us. You should understand that such distributions may not be based on our investment performance. There can be no assurance that we will achieve the performance necessary to sustain our distributions, or that we will be able to pay distributions at a specific rate, or at all. Our Adviser has no obligation to waive or defer its advisory fees or otherwise reimburse expenses in future periods.

        On April 3, 2017 our board of directors declared regular weekly cash distributions, each in the gross amount of $0.012753 per share, for April 2017 through June 2017. On June 28, 2017 our board of directors declared regular weekly cash distributions, each in the gross amount of $0.012753 per share, for July 2017 through September 2017. On August 8, 2017, our board of directors declared regular weekly cash distributions, each in the gross amount of $0.012753 per share, for October 2017 through December 2017. On November 7, 2017, our board of directors declared regular weekly cash distributions, each in the gross amount of $0.012753 per share, for January 2018 through March 2018. On March 2, 2018, our board of directors declared regular weekly cash distributions, each in the gross amount of $0.012753 per share, for April 2018 through June 2018. On May 8, 2018, our board of directors declared regular weekly cash distributions, each in the gross amount of $0.012753 per share, for July 2018 through September 2018. On July 19, 2018, our board of directors declared regular weekly distributions for July 24, 2018 through September 2018, each in the gross amount of $0.000114 per share. These distributions were in addition to those previously declared and announced. On August 7, 2018, our board of directors declared regular weekly cash distributions, each in the gross amount of $0.012867 per share, for October 2018 through December 2018. On November 6, 2018, our board of directors declared regular weekly cash distributions, each in the gross amount of $0.012867 per share, for January 2019 through March 2019. On February 27, 2019, our board of directors declared regular weekly distributions, each in the gross amount of $0.012867 per share, for April 2019 through June 2019.

Our Adviser

        Under the terms of our Investment Advisory Agreement, our Adviser oversees the management of our activities and is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals. Our Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees.

        Our Adviser is a Delaware limited liability company that has registered as an investment adviser under the Advisers Act. Our Adviser is an indirect subsidiary of Owl Rock Capital Partners LP, or "Owl

Rock Capital Partners". Owl Rock Capital Partners is led by its three co-founders, Douglas I. Ostrover, Marc S. Lipschultz, and Craig W. Packer. The Adviser's investment team, or "Investment Team", is also led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser's senior executive team and the investment committee. The investment committee, or the "Investment Committee," is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer, and Alexis Maged. All investment decisions require the unanimous approval of the Investment Committee.

        Our Adviser also serves as investment adviser to Owl Rock Capital Corporation. Owl Rock Capital Corporation was formed on October 15, 2015 as a corporation under the laws of the State of Maryland and has elected to be treated as a BDC under the 1940 Act. Its investment objective is similar to our investment objective, which is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. As of December 31, 2018, Owl Rock Capital Corporation had $5.5 billion in total capital commitments from investors ($2.4 billion undrawn).

        Owl Rock Capital Advisors is under common control with Owl Rock Technology Advisors LLC ("ORTA") and Owl Rock Capital Private Fund Advisors LLC ("ORCPFA"), which are also investment advisers and subsidiaries of Owl Rock Capital Partners. Owl Rock Capital Advisors, ORTA, ORCPFA and Owl Rock Capital Partners are referred to, collectively, as "Owl Rock." ORTA's and ORCPFA's investment teams are led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. ORTA serves as investment adviser to Owl Rock Technology Finance Corp. and ORCPFA serves as investment adviser to Owl Rock First Lien Master Fund, L.P. Owl Rock Technology Finance Corp. is a BDC and its investment objective is to maximize total return by generating current income from its debt investments and other income producing securities, and capital appreciation from its equity and equity-linked investments. Owl Rock Technology Finance Corp. has adopted a policy to invest, under normal circumstances, at least 80% of the value of its assets in technology-related companies.

        Owl Rock Technology Finance Corp. conducts private offerings of its common stock to investors in reliance on exemptions from the registration requirements of the 1933 Act. As of December 31, 2018, Owl Rock Technology Finance Corp. had approximately $1.8 billion in total capital commitments from investors, of which approximately $0.3 billion had been drawn.

        Owl Rock First Lien Master Fund, L.P. intends to originate and make loans to, and make debt investments in, U.S. middle market companies.

        In addition to Owl Rock Capital Corporation, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund, L.P., our Adviser and its affiliates may provide management or investment advisory services to entities that have overlapping investment objectives with us. Our Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. To address these conflicts, Owl Rock has put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act.

        In addition, we, our Adviser and certain affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by our Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. Owl Rock's investment allocation policy incorporates the conditions of the exemptive relief. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of Owl Rock Capital Corporation, Owl Rock Technology Finance Corp. and/or other funds established by our Adviser or its affiliates that could avail themselves of the exemptive relief. See "Risk Factors—Risks Related to our Adviser and its Affiliates—We may compete for capital and investment opportunities with other entities managed by our Adviser or its affiliates, subjecting the Adviser to certain conflicts of interest."

        Our Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. See "Risk Factors—Risks Related to our Adviser and its Affiliates—The Adviser may face conflicts of interest with respect to services performed for issuers in which we invest." Our Adviser's liability is limited under the Investment Advisory Agreement, and we are required to indemnify our Adviser against certain liabilities. These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See "Risk Factors—Risks Related to our Adviser and its Affiliates—Our Adviser's liability is limited under the Investment Advisory Agreement, and we are required to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account."

Sponsor Investment

        On September 30, 2016, the Adviser purchased 100 shares of our common stock at $9.00 per share, which represented the initial public offering price of $9.47 per share, net of combined upfront selling commissions and dealer manager fees. The Adviser will not tender these shares for repurchase as long as the Adviser remains our investment adviser. There is no current intention for the Adviser to discontinue in its role. On April 4, 2017, we received subscription agreements totaling $10.0 million for the purchase of shares of our common stock from a private placement from certain individuals and entities affiliated with the Adviser. Pursuant to the terms of those subscription agreements, the individuals and entities affiliated with the Adviser agreed to pay for such shares of common stock upon demand by one of our executive officers. On April 4, 2017, we sold 277,778 shares pursuant to such subscription agreements and met the minimum offering requirement for our continuous public offering of $2.5 million. The purchase price of these shares sold in the private placement was $9.00 per share, which represented the initial public offering price of $9.47 per share, net of selling commissions and dealer manager fees.

Our Administrator

        Our Adviser also serves as our administrator. Pursuant to the Administration Agreement, the Adviser performs, or oversees the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. We reimburse the Adviser for services performed for us pursuant to the terms of the Administration Agreement and for certain organization costs incurred prior to the commencement of our operations, and for certain offering costs. See "Management and Other Agreements and Fees—Administration Agreement." In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Adviser for any services performed for us by such affiliate or third party.

Affiliated Dealer Manager

        Our dealer manager, Owl Rock Securities, is an affiliate of Owl Rock Capital Partners and will not make an independent review of us or this offering. This relationship may create conflicts in connection with the Dealer Manager's due diligence obligations under the federal securities laws. Although the Dealer Manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with the Adviser, no independent review of us will be made in connection with the distribution of our shares in this offering. Owl Rock Securities is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA, and the Securities Investor Protection Corporation, or SIPC.

Recent Developments

Amendment to SPV Asset Facility

        On December 1, 2017 (the "Original Closing Date"), ORCC II Financing LLC and OR Lending II LLC (collectively, the "Subsidiaries"), each a Delaware limited liability company and a wholly-owned subsidiary of the Company entered into the SPV Asset Facility. Parties to the SPV Asset Facility include the Subsidiaries, as Borrowers, and the lenders from time to time parties thereto (the "Lenders"), Goldman Sachs Bank USA as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company as Collateral Administrator and Collateral Agent and Cortland Capital Market Services LLC as Collateral Custodian.

        On March 11, 2019, the parties to the SPV Asset Facility amended and restated the SPV Asset Facility and the related transaction documents (the "March 2019 SPV Asset Facility Amendment") which, among other changes, established and modified certain Lender and Administration Agent consent rights increased the maximum principal amount of the SPV Asset Facility from $400 million to $500 million.

        In connection with the March 2019 SPV Asset Facility Amendment, the Subsidiaries and Goldman Sachs Bank USA terminated a cooperation agreement entered into in July 2018 in connection with a previous amendment to the SPV Asset Facility.

        On the Original Closing Date, in connection with the SPV Asset Facility, the Company entered into a Non-Recourse Carveout Guaranty Agreement with State Street Bank and Trust Company, on behalf of certain secured parties, and Goldman Sachs Bank USA. Pursuant to the Non-Recourse Carveout Guaranty Agreement, the Company is guaranteeing certain losses, damages, costs, expenses, liabilities, claims and other obligations incurred in connection with certain instances of fraud or bad faith misrepresentation, material encumbrances of certain collateral, misappropriation of certain funds, certain transfers of assets, and the bad faith or willful breach of certain provisions of the SPV Asset Facility. As part of the March 2019 SPV Asset Facility Amendment, the Non-Recourse Carveout Guarantee Agreement was amended and restated to reflect the increased potential financial obligation of the Company resulting from the increased maximum principal amount of the SPV Asset Facility.

Increase in Amount Available Under the Promissory Notes

        On March 8, 2019, our board of directors approved an increase in the amount available under its series of promissory notes with the Adviser, from $35 million to $50 million.

        The interest rate on any such borrowing may be based on either the rate of interest for a LIBOR-Based Advance or the rate of interest for a Prime-Based Advance under the Loan and Security Agreement, dated as of February 22, 2017, as amended as of August 1, 2017 (as further amended or supplemented from time to time), by and among the Adviser, as borrower, and East West Bank. If LIBOR ceases to exist, the interest rates on such borrowings will be based on the rate of interest for a Prime-Based Advance unless we renegotiate the terms of our promissory notes with the Adviser. See "Risk Factors—Risks Related to our Business—The interest rates of our term loans to our portfolio companies that extend beyond 2021 might be subject to change based on recent regulatory changes."

        The unpaid principal balance of any Promissory Notes and accrued interest thereon is payable by the Company from time to time at the discretion of the Company but immediately due and payable upon 120 days written notice by the Adviser, and in any event due and payable in full no later than December 31, 2019. The Company intends to use the borrowed funds to leverage its current investment portfolio and to make investments in portfolio companies consistent with its investment strategies.

Risk Factors

        An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in "Risk Factors" before deciding to invest in shares of our common stock. Risks involved in an investment in us include (among others) the following:

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  We have a limited operating history.

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  We are an "emerging growth company" under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

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  Our status as an "emerging growth company" under the JOBS Act may make it more difficult to raise capital as and when we need it.

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  You should not expect to be able to sell your shares regardless of how we perform.

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  If you are able to sell your shares of common stock, you will likely receive less than your purchase price.

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  We do not intend to list our common stock on any securities exchange for what may be a significant time after the first closing of this offering, and we do not expect a secondary market in our shares to develop.

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  We intend, but are not required, to offer to repurchase your shares on a quarterly basis. As a result you will have limited opportunities to sell your shares. Our board of directors has complete discretion to determine whether we will engage in any share repurchase, and if so, the terms of such repurchase. We intend to limit the number of shares to be repurchased in each quarter to the lesser of (a) 2.5% of the weighted average number of shares of our common stock outstanding in the prior 12-month period and (b) the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. While we intend to continue to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time. For more information regarding the limitations in respect of the share repurchase program, see "Share Repurchase Program."

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  You should consider that you may not have access to the money you invest for an indefinite period of time.

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  An investment in shares of our common stock is not suitable for you if you need access to the money you invest. See "Suitability Standards," "Share Repurchase Program," and "Share Liquidity Strategy."

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  Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.

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  We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, we may not be able to dispose of our interests in our portfolio companies.

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  We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and return principal. They may also be illiquid and difficult to value.

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  An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

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  Price declines in the corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation and the incurrence of realized losses.

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  The amount of any distributions we may make on our common stock is uncertain. We may not be able to pay you distributions, or be able to sustain distributions at any particular level, and our distributions per share, if any, may not grow over time, and our distributions per share may be reduced. We have not established limits on the amount of funds we may use from any available sources to make distributions; however, we will not borrow funds for the purpose of making distributions if the amount of such distributions would exceed our accrued and received Net Revenues for the previous four quarters.

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  Distributions on our common stock may exceed our taxable earnings and profits, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we pay may represent a return of capital to you. A return of capital is a return of a portion of your original investment in shares of our common stock. As a result, a return of capital will (i) lower your tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares, and (ii) reduce the amount of funds we have for investment in portfolio companies. We have not established any limit on the extent to which we may use offering proceeds to fund distributions.

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  Our distributions to shareholders may be funded from expense reimbursements or waivers of investment advisory fees that are subject to repayment pursuant to the Expense Support Agreement.

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  If we are unable to raise substantial funds in our ongoing, continuous "best efforts" offering, we may be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

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  To the extent original issue discount (OID), and payment-in-kind, (PIK) interest income constitute a portion of our income, we will be exposed to risks associated with the deferred receipt of the cash representing such income.

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  Because the Dealer Manager is an affiliate of Owl Rock Capital Partners, you will not have the benefit of an independent review of this prospectus customarily performed in underwritten offerings.

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  Our fee structure may create incentives for the Adviser to make speculative investments or use substantial leverage.

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  The Adviser and its affiliates, including our officers and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking by us.

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  A shareholder's interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Market Trends

        We believe the middle-market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns based on a combination of the following factors:

        Limited Availability of Capital for Middle-Market Companies.    We believe that regulatory and structural changes in the market have reduced the amount of capital available to U.S. middle-market companies. In particular, we believe there are currently fewer providers of capital to middle market companies. We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. We also believe that there is a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold its loans without having to syndicate them, coupled with reduced capacity of traditional lenders to serve the middle-market, present an attractive opportunity to invest in middle-market companies.

        Capital Markets Have Been Unable to Fill the Void in U.S. Middle Market Finance Left by Banks.    While underwritten bond and syndicated loan markets have been robust in recent years, middle market companies are less able to access these markets for reasons including the following:

        High Yield Market—Middle market companies generally are not issuing debt in an amount large enough to be an attractively sized bond. High yield bonds are generally purchased by institutional investors who, among other things, are focused on the liquidity characteristics of the bond being issued. For example, mutual funds and exchange traded funds ("ETFs") are significant buyers of underwritten bonds. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities' initial investment decision. Because there is typically little or no active secondary market for the debt of U.S. middle market companies, mutual funds and ETFs generally do not provide debt capital to U.S. middle market companies. We believe this is likely to be a persistent problem and creates an advantage for those like us who have a more stable capital base and have the ability to invest in illiquid assets.

        Syndicated Loan Market—While the syndicated loan market is modestly more accommodating to middle market issuers, as with bonds, loan issue size and liquidity are key drivers of institutional appetite and, correspondingly, underwriters' willingness to underwrite the loans. Loans arranged through a bank are done either on a "best efforts" basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as "flex", to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Furthermore, banks are generally reluctant to underwrite middle market loans because the arrangement fees they may earn on the placement of the debt generally are not sufficient to meet the banks' return hurdles. Loans provided by companies such as ours provide certainty to issuers in that we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market "flex" or other arrangements that banks may require when acting on an agency basis.

        Robust Demand for Debt Capital.    We believe U.S. middle market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. In addition, we believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $1.2 trillion as of December 2018, will continue to drive deal activity. We expect that private equity sponsors will continue to pursue acquisitions and leverage their equity investments with secured loans provided by companies such as us.

        The Middle Market is a Large Addressable Market.    According to GE Capital's National Center for the Middle Market 4th quarter 2018 Middle Market Indicator, there are approximately 200,000 U.S. middle market companies, which have approximately 47.9 million aggregate employees. Moreover, the U.S. middle market accounts for one-third of private sector gross domestic product ("GDP"). GE defines U.S. middle market companies as those between $10 million and $1 billion in annual revenue, which we believe has significant overlap with our definition of U.S. middle market companies.

        Attractive Investment Dynamics.    An imbalance between the supply of, and demand for, middle market debt capital creates attractive pricing dynamics. We believe the directly negotiated nature of middle market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers' expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.

        Conservative Capital Structures.    Following the credit crisis, which we define broadly as occurring between mid-2007 and mid-2009, lenders have generally required borrowers to maintain more equity as a percentage of their total capitalization, specifically to protect lenders during economic downturns. With more conservative capital structures, U.S. middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, U.S. middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and, when necessary, restructuring process.

        Attractive Opportunities in Investments in Loans.    We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities. We believe that opportunities in senior secured loans are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. Given the current low interest rate environment, we believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer's security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are secured by the issuer's assets, which may provide protection in the event of a default.

Potential Competitive Strengths

        We believe that the Adviser's disciplined approach to origination, fundamental credit analysis, portfolio construction and risk management should allow us to achieve attractive risk-adjusted returns while preserving our capital. We believe that we represent an attractive investment opportunity for the following reasons:

        Experienced Team With Expertise Across all Levels of the Corporate Capital Structure.    The members of the Investment Committee each have over 25 years of experience in private lending and investing at all levels of a company's capital structure, particularly in high yield securities, leveraged loans, high yield credit derivatives and distressed securities, as well as experience in operations, corporate finance and mergers and acquisitions. The members of the Investment Committee have diverse backgrounds with investing experience through multiple business and credit cycles. Moreover, certain members of the Investment Committee and other executives and employees of the Adviser and its affiliates have operating and/or investing experience on behalf of BDCs. We believe this experience provides the Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of middle market companies and will afford it numerous tools to manage risk while preserving the opportunity for attractive risk-adjusted returns on our investments.

        Distinctive Origination Platform.    We anticipate that a substantial majority of our investments will be sourced directly and that our origination platform provides us the ability to originate investments without the assistance of investment banks or other traditional Wall Street intermediaries. The Investment Team is responsible for originating, underwriting, executing and managing the assets of our direct lending transactions and for sourcing and executing opportunities directly. The Investment Team has significant experience as transaction originators and building and maintaining strong relationships with private equity sponsors and companies.

        The Investment Team also maintains direct contact with banks, corporate advisory firms, industry consultants, attorneys, investment banks, "club" investors and other potential sources of lending opportunities. We believe the Adviser's ability to source through multiple channels allows us to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries and to be more selective investors.

        Since its inception through December 31, 2018, the Adviser and its affiliates have sourced potential investment opportunities from over 320 private equity sponsors and venture capital firms. We believe that the Adviser receives "early looks" and "last looks" based on its relationships in certain circumstances, allowing it to be highly selective in the transactions it pursues.

        Potential Long-Term Investment Horizon.    We believe our potential long-term investment horizon gives us flexibility, allowing us to maximize returns on our investments. We invest using a long-term focus, which we believe provides us with the opportunity to increase total returns on invested capital, as compared to other private company investment vehicles or investment vehicles with daily liquidity requirements (e.g., open-ended mutual funds and ETFs).

        Defensive, Income-Orientated Investment Philosophy.    The Adviser employs a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to minimize potential losses and achieve attractive risk adjusted returns.

        Active Portfolio Monitoring.    The Adviser closely monitors the investments in our portfolio and takes a proactive approach to identifying and addressing sector- or company-specific risks. The Adviser receives and reviews detailed financial information from portfolio companies no less than quarterly and seeks to maintain regular dialogue with portfolio company management teams regarding current and forecasted performance. We anticipate that many of our investments will have financial covenants that we believe will provide an early warning of potential problems facing our borrowers, allowing lenders, including us, to identify and carefully manage risk. Further, we anticipate that many of our equity investments will provide us the opportunity to nominate a member or observer to the board of directors of the portfolio company, which we believe will allow us to closely monitor the performance of our portfolio companies.

Structure of Investments

        We expect that generally our portfolio composition will be majority debt or income producing securities, which may include "covenant-lite" loans (as defined below), with a lesser allocation to equity or equity-linked opportunities. These investments may include high-yield bonds, which are often referred to as "junk" bonds, and broadly-syndicated loans. In addition, we may invest a portion of our portfolio in opportunistic investments, such as in large U.S. companies or foreign companies, which will not be our primary focus, but will be intended to enhance returns to our shareholders. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.

        Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company's financial performance. However, to a lesser extent, we may invest in "covenant-lite" loans. We use the term "covenant-lite" to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, "covenant-lite" loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, to the extent we invest in "covenant-lite" loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

        Our investment objective is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.

        Debt Investments.    The terms of our debt investments are tailored to the facts and circumstances of each transaction. The Adviser negotiates the structure of each investment to protect our rights and manage our risk. We intend to invest in the following types of debt:

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  First-lien debt.  First-lien debt typically is senior on a lien basis to other liabilities in the issuer's capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand-alone first-lien loans, "last out" first lien loans, "Unitranche" loans and secured corporate bonds with similar features to these categories of first-lien loans.

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  Stand-alone first lien loans.  Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

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  "Last out" first-lien / unitranche loans.  Unitranche loans combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the issuer most, if not all, of the capital structure above their equity. The primary advantages to the issuer are the ability to negotiate its entire debt financing with one lender and the elimination of inter-creditor issues. "Last out" first-lien loans have a secondary priority behind super-senior "first out" first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a "last out" first-lien loan are set forth in an "agreement among lenders," which provides lenders with "first out" and "last out" payment streams based on a single lien on the collateral. Since the "first out" lenders generally have priority over the "last out" lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under inter-creditor agreements or agreements among lenders, the "last out" lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the

      "first out" lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the "last out" lenders than the inter-creditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, "last out" first lien loans generally have higher effective interest rates than other types of first-lien loans, since "last out" first lien loans rank below standalone first lien loans.

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  Second-lien debt.  Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer's capital structure and has the benefit of a security interest over assets of the issuer, though ranks junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an inter-creditor agreement provides the first-lien lenders with priority over the second-lien lenders' liens on the collateral.

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  Mezzanine debt.  Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer's capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments and may provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.

        We typically seek to structure debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. The Adviser seeks to limit the downside potential of our investments by:

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  requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

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  negotiating covenants in connection with our investments consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements), negative covenants (including financial covenants), lien protection, change of control provisions and board rights, including either observation rights or rights to a seat on the board under some circumstances; and

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  including debt amortization requirements, where appropriate, to require the timely repayment of principal of the loan, as well as appropriate maturity dates.

        Within our portfolio, the Adviser aims to maintain the appropriate proportion among the various types of first-lien loans, as well as second-lien debt and mezzanine debt, to allow us to achieve our target returns while maintaining our targeted amount of credit risk.

        Equity Investments.    Our investment in a portfolio company may include an equity interest, such as a warrant or profit participation right. In certain instances, we will also make direct equity investments, although those situations are generally limited to those cases where we are making an investment in a more senior part of the capital structure of the issuer. We anticipate that generally any equity or equity-linked securities we hold will be minority positions.

Operating and Regulatory Structure

        We are an externally-managed, closed-end management investment company that filed an election to be regulated as a BDC under the 1940 Act. In addition, for tax purposes we have elected to be treated as a RIC under Subchapter M of the Code. See "Tax Matters." Our investment activities are managed by our Adviser and supervised by our board of directors, a majority of whom are not "interested persons" of the Company or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are "independent," as determined by our board of directors. As a BDC, we will be required to comply with certain regulatory requirements. See "Regulation."

Our Distribution Reinvestment Plan

        We have adopted an "opt-in" distribution reinvestment plan that will allow our shareholders to elect to have the full amount of their distributions reinvested in additional shares of our common stock. See "Distribution Reinvestment Plan."

Plan of Distribution

        We are offering on a best efforts, continuous basis shares of common stock at a current offering price of $9.55 per share. If or when our net asset value per share increases above our net proceeds per share as stated in this prospectus, our board of directors will increase our public offering price to ensure that shares are sold at a net price, after deduction of upfront selling commissions and dealer manager fees, that is not below our net asset value per share. See "Plan of Distribution."

        Our Dealer Manager for this offering is Owl Rock Securities, which is an affiliate of Owl Rock Capital Partners and is registered with the SEC as a broker-dealer and is a member of FINRA and SIPC. Our Dealer Manager is not required to sell any specific number or dollar amount of shares, but has agreed to use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 in shares of our common stock.

        We schedule weekly closings on subscriptions received and accepted by us. Subscriptions are effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any fees and expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription until at least five business days after the date you receive this prospectus.

Compensation Paid to the Dealer Manager and Participating Broker-Dealers

        Investors will pay a maximum sales load of up to 5.0% of the price per share for combined upfront selling commissions and dealer manager fees. The upfront selling commissions and dealer manager fees will not be paid in connection with purchases of shares pursuant to our distribution reinvestment plan.

        In addition to the upfront selling commissions and dealer manager fees, the Adviser may pay our Dealer Manager a fee (the "Additional Selling Commissions") equal to no more than 1.0% of the net asset value per share per year. Our Dealer Manager will reallow all or a portion of the Additional Selling Commissions to participating broker-dealers. The Additional Selling Commissions will not be paid by our shareholders. The Adviser will cease making these payments to our Dealer Manager with respect to each share upon the earliest to occur of the following: (i) the date when the aggregate underwriting compensation would exceed that permitted under Conduct Rule 2310 of FINRA over the life of the offering, which equals 10% of the gross offering proceeds from the sale of shares in this offering; (ii) the date of a liquidity event; (iii) the date that such share is redeemed or is no longer outstanding; (iv) the date when the aggregate upfront selling commission, dealer manager fees, and payments from the Adviser together equal 8% (or such other amount, as determined by the Adviser) of the actual price paid for such share; or (v) the date when Owl Rock Capital Advisors no longer serves as our investment adviser. See "Plan of Distribution."

        The maximum aggregate underwriting compensation, which includes payments of upfront selling commissions and dealer manager fees and all items of compensation as defined in Conduct Rule 2310 of FINRA from any other sources, including, among other things, the reimbursement of training and education expenses, equals 10% of the gross offering proceeds from the sale of shares in this offering (excluding shares purchased through the distribution reinvestment plan). See "Plan of Distribution" for additional information regarding underwriting compensation.

Suitability Standards

        Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for our shares, which means that investors will likely have limited ability to sell their shares if they can sell them at all and there can be no assurance that there will ever be a public market for our shares. As a result, we have established suitability standards which require investors, at a minimum, to have either: (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Under these standards, net worth does not include your home, home furnishings or personal automobiles. In addition, each person selling shares on our behalf will require that a potential investor (1) can reasonably benefit from an investment in us based on such investor's overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective shareholder's overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of our shares, (d) the background and qualifications of our Adviser and (e) the tax consequences of the investment. For additional information, see "Suitability Standards."

How to Subscribe

        Investors who meet the suitability standards described in this prospectus may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

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  Read the entire final prospectus and the current supplement(s), if any, accompanying the final prospectus.

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  Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement is included as Appendix A.

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  Deliver payment for the amount of the shares being subscribed for along with the completed subscription agreement. You should direct your payment to "UMB Bank, N.A., as EA agent for ORCC II." The initial minimum permitted purchase is $5,000. Additional purchases must be for a minimum of $500, except for purchases made pursuant to our distribution reinvestment plan. Following our receipt, pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. The name of the participating broker-dealer appears on the subscription agreement.

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  By executing the subscription agreement and paying the full amount being subscribed for, each investor attests that he or she meets the minimum income and net worth standards as stated in the subscription agreement.

        A sale of the shares may not be completed until at least five business days after the subscriber receives our final prospectus as filed with the SEC pursuant to Rule 497 of the Securities Act. Within 30 business days of our receipt of each completed subscription agreement, we will accept or reject the subscription. If we accept the subscription, we will send a confirmation within three business days. We expect to close on subscriptions received and accepted by us on a weekly basis. If for any reason we reject the subscription, we will promptly return the check and the subscription agreement, without interest or deduction, within ten business days after rejecting it.

Share Liquidity Strategy

        Our board of directors expects to contemplate a liquidity event for our shareholders three to four years after the completion of the offering. We will consider the offering period to be complete as of the termination date of the most recent public equity offering if we have not conducted a public equity offering in any continuous two year period. A liquidity event could include: (i) a listing of shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which shareholders will receive cash or shares of a publicly traded company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation and distribution of cash to our shareholders. A liquidity event may include a sale, merger or rollover transaction with one or more affiliated investment companies managed by the Adviser. A liquidity event involving a merger or sale of all or substantially all of our assets would require the approval of our shareholders in accordance with our charter. Certain types of liquidity events, such as one involving a listing of shares on a national securities exchange, would allow us to retain its investment portfolio intact. If we determine to list securities on a national securities exchange, we expect to, although are not required to, maintain our external management structure. If we have not consummated a liquidity event by the five-year anniversary of the completion of the offering, our board of directors will consider (subject to any necessary shareholder approvals and applicable requirements of the 1940 Act) liquidating us and distributing cash to our shareholders, and dissolving us in an orderly manner. Our board of directors, as part of its ongoing duties, will review and evaluate any potential liquidity events and options as they become available and their favorability given current market conditions; however, there is no assurance that a liquidity event will be completed at any particular time or at all. See "Share Liquidity Strategy."

Share Repurchase Program

        In the third quarter of 2017, we began offering, and on a quarterly basis, intend to continue offering, to repurchase shares of our common stock on such terms as may be determined by our board of directors in its complete discretion. Our board of directors has complete discretion to determine whether we will engage in any share repurchase, and if so, the terms of such repurchase. At the discretion of our board of directors, we may use cash on hand, cash available from borrowings, and cash from the sale of our investments as of the end of the applicable period to repurchase shares. We have not established limits on the amount of funds we may use from any available sources to repurchase shares; however, we will not borrow funds for the purpose of repurchasing shares if the amount of such repurchases would exceed our accrued and received Net Revenues for the previous four quarters.

        We intend to limit the number of shares to be repurchased in each quarter to the lesser of (a) 2.5% of the weighted average number of shares of our common stock outstanding in the prior 12-month period and (b) the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. All shares purchased by us pursuant to the terms of each offer to repurchase will be retired and thereafter will be authorized and unissued shares.

        Any periodic repurchase offers are subject in part to our available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While we intend to continue to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time.

Adviser Fees under the Investment Advisory Agreement

        We pay the Adviser a fee for its services under the Investment Advisory Agreement. The fee consists of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% on the average value of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts at the end of the two most recent completed calendar quarters and will be payable quarterly in arrears. The incentive fee is comprised of the following two parts:

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  An incentive fee on net investment income, which we refer to as the incentive fee on income, will be calculated and payable quarterly in arrears and will be based upon our pre-incentive fee net investment income for the calendar quarter. The quarterly incentive fee on net investment income is (a) 100% of the pre-incentive fee net investment income between 1.5%, which we refer to as the quarterly preferred return, and 1.875%, which we refer to as the upper level breakpoint, of adjusted capital, plus (b) 20% of pre-incentive fee net investment income in excess of 1.875% of adjusted capital. Adjusted capital is defined as cumulative proceeds generated from sales of our common stock, including proceeds from our distribution reinvestment plan, net of sales load (upfront selling commissions and dealer manager fees) reduced for (i) distributions paid to our shareholders that represent a return of capital on a tax basis and (ii) amounts paid for share repurchases pursuant to our share repurchase program, if any, measured as of the end of the immediately preceding calendar quarter. The quarterly preferred return of 1.5% and upper level breakpoint of 1.875% are also adjusted for the actual number of days in each calendar quarter.

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  An incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year. It will be equal to (i) 20% of our realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less (ii) the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. generally accepted accounting principles, or U.S. generally accepted accounting principles ("U.S. GAAP").

        On June 8, 2018, the Adviser agreed, at all times prior to the date of the closing of a liquidity event, to waive (A) any portion of the management fee that is in excess of 1.50% of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters, calculated in accordance with the Investment Advisory Agreement, (B) any portion of the incentive fee on net investment income that is in excess of 17.5% of our pre-incentive fee net investment income, which shall be calculated in accordance with the Investment Advisory Agreement but based on a quarterly preferred return of 1.50% per quarter and an upper level breakpoint of 1.818%, and (C) any portion of the incentive fee on capital gains that is in excess of 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of such calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis, minus the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP. Any portion of the management fee, incentive fee on net investment income and incentive fee on capital gains waived will not be subject to recoupment.

        On February 27, 2019, the Adviser agreed to waive 100% of the incentive fee on net investment income for the year ended December 31, 2018, as calculated in accordance with U.S. GAAP. Any portion of the incentive fee on net investment income waived will not be subject to recoupment.

        The incentive fee may induce our Adviser to make investments on our behalf that are more risky or more speculative than would otherwise be the case. Similarly, because our base management fee is calculated based upon our gross assets (excluding cash and cash-equivalents but including assets purchased with borrowed amounts), the Adviser may be encouraged to use leverage to make additional investments. See "Risk Factors—Risks Related to our Adviser and its Affiliates—Our fee structure may create incentives for our Adviser to make speculative investments or use substantial leverage." See "Management and Other Agreement and Fees—Investment Advisory Agreement" for more details regarding fees and expenses due to the Adviser.

Conflicts of Interest

        We have entered into an Investment Advisory Agreement, an Administration Agreement and an Expense Reimbursement Agreement with Owl Rock Capital Advisors and our Board has authorized us to enter into the Promissory Notes with the Adviser. Pursuant to the Investment Advisory Agreement, we pay Owl Rock Capital Advisors a base management fee and an incentive fee. See "Management and Other Agreements and Fees—Investment Advisory Agreement" for a description of how the fees payable to Owl Rock Capital Advisors will be determined. Pursuant to the Administration Agreement, we will reimburse Owl Rock Capital Advisors for expenses necessary to perform services related to our administration and operations. See "Management and Other Agreements and Fees—Administration Agreement" for a description of how the expenses reimbursable to Owl Rock Capital Advisors will be determined. The purpose of the Expense Reimbursement Agreement is to ensure that no portion of our distributions to shareholders will represent a return of capital for tax purposes. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Expense Support and Conditional Reimbursement Agreement." Pursuant to the Promissory Notes, we may borrow up to $50 million from the Adviser. See "Management's Discussion and Analysis of Financial Condition and Results of Operation—Financial Condition, Liquidity and Capital Resources—Promissory Notes." In addition, Owl Rock Capital Advisors or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees.

        Our executive officers, certain of our directors and certain other finance professionals of Owl Rock Capital Partners also serve as executives of the Adviser and ORTA and officers and directors of the Company and certain professionals of Owl Rock Capital Partners and the Adviser are officers of Owl Rock Capital Securities. In addition, our executive officers and directors and the members of Owl Rock Capital Advisors and members of its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objectives. We may compete with entities managed by the Adviser and its affiliates, including Owl Rock Capital Corporation, Owl Rock Technology Finance Corp., and Owl Rock First Lien Master Fund, L.P., for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by the Adviser or its affiliates or by members of the Investment Committee. However, in order to fulfill its fiduciary duties to each of its clients, the Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with Owl Rock's allocation policy, so that we are not disadvantaged in relation to any other client, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate.

        Owl Rock Capital Advisors and its affiliates have policies and procedures in place designed to manage the potential conflicts of interest between our Adviser's fiduciary obligations to us and it or its affiliates' similar fiduciary obligations to other clients, including Owl Rock Capital Corporation, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the

Adviser's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

        The principals of the Adviser may manage investment vehicles with similar or overlapping investment strategies, such as Owl Rock Capital Corporation, which the Adviser manages, and whose investment strategy is similar to ours, Owl Rock Technology Finance Corp., which ORTA manages and Owl Rock First Lien Master Fund, L.P., which ORCPFA manages. In order to address these issues, Owl Rock has put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investments as permitted by the exemptive relief described below, we will do so in a manner consistent with Owl Rock's allocation policy. In situations where co-investment with other entities managed by Owl Rock Capital Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, Owl Rock Capital Advisors will need to decide whether we or such other entity or entities will proceed with the investment. Owl Rock Capital Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

        The Adviser's allocation of investment opportunities among us and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, the Adviser's and its affiliates process for making an allocation determination includes an assessment by the Adviser or its affiliates, as applicable, as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for us or another investment fund or account including Owl Rock Capital Corporation, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund, L.P. In making this assessment, the Adviser may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Adviser may afford prior decisions precedential value.

        If, through the foregoing analysis, the Adviser and its affiliates determine an investment opportunity to be appropriate for multiple investment funds or accounts, the Adviser and its affiliates generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.

        Certain allocations may be more advantageous to us relative to one or all of the other investment funds, or vice versa. While the Adviser will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable to us, there can be no assurance that our actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.

Exemptive Relief

        On February 7, 2017, we, the Adviser and certain of our affiliates received exemptive relief from the SEC to permit us to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. Owl Rock's investment allocation policy seeks to ensure equitable allocation of investment opportunities between us, Owl Rock Capital Corporation, Owl Rock Technology Finance Corp. and/or other funds managed by our Adviser and its affiliates. See "Certain Relationships and Related Party Transactions."

Reports to Shareholders

        Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each fiscal year. These reports will also be available on our website at http:// www.owlrock.com and on the SEC's website at http://www.sec.gov. These reports should not be considered a part of or as incorporated by reference into this prospectus, or the registration statement of which this prospectus is a part.

Taxation of Our Company

        We have elected to be treated as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2017. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our shareholders from our tax earnings and profits. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Tax Matters."

Company Information

        Our administrative and executive offices are located at 399 Park Avenue, 38th Floor, New York, NY 10022, and our telephone number is (212) 419-3000. We maintain a website at http://www.owlrock.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Emerging Growth Company Status

        We qualify as an emerging growth company, as that term is used in the JOBS Act. An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include an exemption from the auditor attestation requirement in the assessment of the emerging growth company's internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, for so long as we qualify as an emerging growth company. Specifically, under the JOBS Act, emerging growth companies are not required to (1) provide an auditor's attestation report on management's assessment of the effectiveness of internal control over financial reporting, pursuant to Section 404 of the Sarbanes-Oxley Act, (2) comply with new requirements adopted by the Public Company Accounting Oversight Board, or the PCAOB, (3) comply with new audit rules adopted by the PCAOB after April 5, 2012 (unless the SEC determines otherwise), (4) provide certain financial statements and disclosures relating to executive compensation generally required for larger public companies or (5) hold shareholder advisory votes on executive compensation.

        In addition, Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, as amended by Section 102(b) of the JOBS Act provide that an emerging growth company can take advantage of the extended transition period for complying with new or revised accounting standards. We intend to take advantage of such extended transition periods. We will remain an emerging growth company until the earliest of (a) up to five years measured from the date of the first sale of common equity securities pursuant to an effective registration statement, (b) the last day of the first fiscal year in which our annual gross revenues are $1.07 billion or more, (c) the date that we become a "large accelerated filer" as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (d) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three-year period.

 FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear, directly or indirectly. Additionally, the expense ratios do not reflect the Expense Support Agreement. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Expense Support and Conditional Reimbursement Agreement" for additional information regarding the Expense Support Agreement. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you" or "us" or that "we" will pay fees or expenses, shareholders will indirectly bear such fees or expenses.

Shareholder transaction expenses (fees paid directly from your investment)
Sales load(1)	5.0%
Offering expenses(2)	1.5%
Distribution reinvestment plan fees(3)	0.0%

Total Shareholder transaction expenses	6.5%
Annual expenses (as a percentage of net assets attributable to shares of common stock)(4)
Base management fees(5)(7)	2.6%
Incentive fees(6)(7)	0.0%
Interest payment on borrowed funds(8)	2.6%
Acquired fund fees and expenses(9)	0.0%
Other expenses(10)	0.7%

Total annual expenses	5.9%

(1)
As shares are sold, you will pay a maximum upfront sales load of 5.0% for combined upfront selling commissions and dealer manager fees to our Dealer Manager. Amounts are presented as a percentage of gross offering proceeds. Our Dealer Manager will engage unrelated, third-party participating broker-dealers in connection with the offering of shares. See "Plan of Distribution" for a description of the circumstances under which an upfront selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases. Upfront selling commissions and dealer manager fees will not be paid in connection with the purchase of shares pursuant to the distribution reinvestment plan. In addition to the upfront selling commissions and dealer manager fees, the Adviser may pay our Dealer Manager a fee equal to no more than 1.0% of the net asset value per share per year. In addition to the upfront selling commissions and dealer manager fees, the Adviser may pay our Dealer Manager Additional Selling Commissions equal to no more than 1.0% of the net asset value per share per year. Our Dealer Manager will reallow all or a portion of the Additional Selling Commissions to participating broker-dealers. The Additional Selling Commissions will not be paid by our shareholders. The Adviser will cease making these payments to our Dealer Manager with respect to each share upon the earliest to occur of the following: (i) the date when the aggregate underwriting compensation would exceed that permitted under Conduct Rule 2310 of FINRA over the life of the offering, which equals 10% of the gross offering proceeds from the sale of shares in this offering (excluding shares purchased through our distribution reinvestment plan); (ii) the date of a liquidity event; (iii) the date that such share is redeemed or is no longer outstanding; (iv) the date when the aggregate upfront selling commission, dealer manager fees, and payments from the Adviser together equal 8% (or such other amount, as determined by the Adviser) of the actual price paid for such share; or (v) the date when Owl Rock Capital Advisors no longer serves as our investment adviser.

(2)
The offering expense reimbursement rate of 1.5% is based on current estimates of (i) offering expenses of $6.0 million to be incurred and reimbursed by us in connection with this offering, (ii) $402 million of shares sold over the next 12-month period of the offering and (iii) a public offering price of $9.55 per share over the term of this offering. Amounts are presented as a percentage of gross offering proceeds. Under the terms of our Investment Advisory Agreement, Owl Rock Capital Advisors is entitled to receive up to 1.5% of gross offering proceeds raised in our continuous public offering until all organization and offering costs funded by the Adviser or its affiliates have been recovered. The offering expenses consist of costs incurred by the Adviser and its affiliates on the Company's behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Company's systems and those of our participating broker-dealers, permissible due diligence reimbursements, marketing expenses, salaries and direct expenses of the Adviser's employees, employees of its affiliates and others while engaged in registering and marketing our shares, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Company. Any such reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates. The Adviser is responsible for the payment of our organization and offering expenses to the extent that these expenses exceed 1.5% of the aggregate gross offering proceeds, without recourse against or reimbursement by us; however, if we sell the maximum number of shares, we estimate we will incur offering expenses of 0.75% of gross offering proceeds.

(3)
The expenses of the distribution reinvestment plan are included in other expenses in the table above. See "Distribution Reinvestment Plan."

(4)
Average net assets employed as the denominator for expense ratio computation is $650.0 million. This estimate is based on the assumption that we sell $402.0 million of our common stock during the following 12-month period. Actual net assets will depend on the number of shares we actually sell, realized gains/losses, unrealized appreciation/depreciation and share repurchase activity, if any.

(5)
The base management fee paid to the Adviser is calculated at an annual rate of 1.75% on the average value of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters, and assuming we borrow funds equal to 50% of net assets. The estimate in the Fees and Expenses table is greater than 1.75% since it is computed as a percentage of net assets. If we borrow funds in excess of the 50% debt-to-net asset value ratio, then our base management fee in relation to our net assets would be higher than the estimate presented in the fee table.

(6)
We may have capital gains and investment income that could result in the payment of an incentive fee. The incentive fees, if any, are divided into two parts:

•
An incentive fee on net investment income, which we refer to as the incentive fee on income, will be calculated and payable quarterly in arrears and will be based upon our pre-incentive fee net investment income for the calendar quarter. The quarterly incentive fee on net investment income will be (a) 100% of the pre-incentive fee net investment income between 1.5%, which we refer to as the quarterly preferred return, and 1.875%, which we refer to as the upper level breakpoint, of adjusted capital, plus (b) 20% of pre-incentive fee net investment income in excess of 1.875% of adjusted capital. Adjusted capital is defined as cumulative proceeds generated from sales of our common stock, including proceeds from our distribution reinvestment plan, net of sales load (up-front selling commissions and upfront dealer manager fees) reduced for

    (i) distributions paid to our shareholders that represent a return of capital on a tax basis and (ii) amounts paid for share repurchases pursuant to our share repurchase program, if any, measured as of the end of the immediately preceding calendar quarter. The quarterly preferred return of 1.5% and upper level breakpoint of 1.875% are also adjusted for the actual number of days in each calendar quarter.

  •
  An incentive fee on capital gains will be earned on liquidated investments and will be calculated and payable in arrears as of the end of each calendar year. It will be equal to (i) 20% of our realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less (ii) the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. GAAP.

(7)
The Adviser agreed, at all times prior to the date of the closing of a liquidity event, to waive (A) any portion of the management fee that is in excess of 1.50% of the Company's gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters, calculated in accordance with the Investment Advisory Agreement, (B) any portion of the incentive fee on net investment income that is in excess of 17.5% of the Company's pre-incentive fee net investment income, which shall be calculated in accordance with the Investment Advisory Agreement but based on a quarterly preferred return of 1.50% per quarter and an upper level breakpoint of 1.818%, and (C) any portion of the incentive fee on capital gains that is in excess of 17.5% of the Company's realized capital gains, if any, on a cumulative basis from inception through the end of such calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis, minus the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP. Any portion of the management fee, incentive fee on net investment income and incentive fee on capital gains waived will not be subject to recoupment. The effect of the fee waiver on annual expenses (as a percentage of net assets attributable to shares of common stock) is (0.4)%.

(8)
We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 50% of our average net assets in the following 12-month period, and that the average annual cost of borrowings, excluding the amortization of cost associated with obtaining borrowings, on the amount borrowed is 4.8%. Our ability to incur leverage during the following 12 months depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering.

(9)
From time to time, we may invest in the securities or other investment instruments of public investment companies or BDCs. In addition, under the 1940 Act we may invest in private investment companies in limited circumstances. If we were to make such investments, we would incur additional fees.

(10)
Other expenses include accounting, legal and auditing fees, as well as fees payable to our directors. The amount presented in the table estimates the amounts we expect to pay during the following 12-month period of the offering, and assuming we raise $402.0 million of gross proceeds during such time. See "Management's Discussion of Financial Condition and Results of Operations—Key Components of Our Results of Operations—Expenses."

  We have entered into an Expense Support and Conditional Reimbursement Agreement, or the Expense Support Agreement, with the Adviser pursuant to which the Adviser agreed to pay to us some or all operating expenses, or an Expense Payment, for each quarter during the Expense Support Payment Period (as defined below) in which our board of directors declares a distribution to our shareholders. The "Expense Support Payment Period" began on April 4, 2017, the date we met our minimum offering requirement. The Adviser is conditionally entitled to be reimbursed promptly by us, or a Reimbursement Payment, for Expense Payments if the sum of the Company's net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Company on account of its investments in portfolio companies exceeds the distributions the Company paid to shareholders, subject to four limitations. Specifically, the Company will not make Reimbursement Payments to the Adviser, unless: (i) the Reimbursement Payment is made within three years subsequent to the last business day of the quarter in which the Adviser made the Expense Payment, (ii) the Company's current "operating expense ratio" is equal to or less than the Company's operating expense ratio at the time the Adviser made the Expense Payment, (iii) the Company's current annualized rate of regular cash distribution per share is equal to or greater than the Company's annualized rate of regular cash distribution per share at the time the Adviser made the Expense Payment. Finally, any Reimbursement Payment will be reduced to the extent that it would cause our other operating expenses to exceed the lesser of (A) 1.75% of our average net assets attributable to shares of common stock and (B) the percentage of our average net assets attributable to shares of common stock represented by other operating expenses during the fiscal year in which such Expense Payment from the Adviser was made (provided, however, that this clause (B) will not apply to any reimbursement payment which relates to an Expense Payment from the Adviser made during the same fiscal year). See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Expense Support and Conditional Reimbursement Agreement" for additional information regarding the Expense Support Agreement.

        Example:    We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in our common stock. In calculating the following expense amounts, we have assumed that: (1) we have indebtedness, equal to 50% of our average net assets, (2) that our annual operating expenses remain at the levels set forth in the table above, (3) that the annual return on investments before fees and expenses is 5.0%, (4) that the net return after payment of fees and expenses is distributed to shareholders and reinvested at net asset value, (5) that subscribers to our shares will pay an upfront sales load of 5.0%, excluding shares issued through the distribution reinvestment plan, and (6) the impact of the voluntary fee waiver is excluded.

        If you did not sell your shares at the end of the period:

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from investment income:	$120	$234	$353	$671
Total expenses assuming a 5.0% annual return solely from realized capital gains:	$132	$268	$406	$760

        While the example assumes a 5.0% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than 5.0%. This example should not be considered a representation of your future expenses. If we achieve sufficient returns on our investments to trigger a quarterly incentive fee on income of a material amount, both our distributions to our shareholders and our expenses would be higher. If the 5.0% annual return is generated entirely from annual realized capital gains, an incentive fee on capital gains under the Investment Advisory Agreement would be incurred, as shown above. See "Management and Other Agreements and Fees" for information concerning incentive fees.

 CERTAIN QUESTIONS AND ANSWERS

Q:
What are business development companies?

A:
Business development companies are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, business development companies are subject to only certain sections of and rules under the 1940 Act, as well as the Securities Act and the Exchange Act. Business development companies typically invest in private or thinly traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. Business development companies can be internally or externally managed and may qualify to elect to be taxed as regulated investment companies, or RICs, for federal tax purposes if they so choose.

Q:
What is a RIC?

A:
A RIC is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate-level federal income taxes on income it distributes to its shareholders as dividends. To qualify as a RIC, a company must meet certain source-of-income and asset diversification requirements. In addition, in order to maintain RIC tax treatment, a company must distribute to its shareholders for each taxable year at least 90% of its "investment company taxable income," which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses.

Q:
What is a "best efforts" securities offering and how long will this securities offering last?

A:
When shares of common stock are offered to the public on a "best efforts" basis, the broker-dealers participating in the offering are only required to use their best efforts to sell such shares. Broker-dealers are not underwriters, and they do not have a firm commitment or obligation to purchase any of the shares of common stock. We intend to file post-effective amendments to this registration statement, which will be subject to SEC review, to allow us to continue this offering for at least three years. Under certain conditions, we may decide to extend this offering beyond three years.

Q:
At what periodic frequency do we intend to accept and close on subscriptions?

A:
We intend to schedule weekly closings on subscriptions received and accepted by us.

Q:
Will I receive a stock certificate?

A:
No. Our board of directors has authorized the issuance of shares of our capital stock without stock certificates. All shares of our common stock are issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces our offering costs and transfer agent costs.

Q:
Can I invest through my IRA, SEP or after-tax deferred account?

A:
Yes, subject to the suitability standards. A custodian, trustee or other authorized person must process and forward to us subscriptions made through individual retirement accounts, or IRAs, simplified employee pension plans, or SEPs, or after-tax deferred accounts. In the case of investments through IRAs, SEPs or after-tax deferred accounts, we will send the confirmation and notice of our acceptance to such custodian, trustee or other authorized person. Please be aware that in purchasing shares, custodians or directors of, or any other person providing advice to, employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. These additional fiduciary duties may require the custodian, trustee, director, or any other person providing investment advice to employee pension benefit plans or IRAs to provide information about the services provided and fees received, separate and apart from the disclosures in this prospectus. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See "Suitability Standards" for more information.

Q:
What kinds of fees will I be incurring?

A:
As an externally managed business development company, we will incur various recurring fees, including the base management fees and incentive fees that are payable under the Investment Advisory Agreement and administrative costs that are payable under the Administration Agreement. These expenses incurred by us will be directly borne by shareholders.

  See "Fees and Expenses" and "Management and Other Agreements and Fees—Investment Advisory Agreement" and "Plan of Distribution" for more information.

Q:
How will the payment of fees and expenses affect my invested capital?

A:
The payment of fees and expenses will reduce: (i) the funds available to us for investments in portfolio companies, (ii) the net income generated by us, (iii) funds available for distribution to our shareholders and (iv) the net asset value of your shares of common stock.

Q:
Are there any restrictions on the transfer of shares?

A:
No. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable. We do not intend to list our securities on any securities exchange for what may be a significant time after the first closing of this offering, and we do not expect there to be a public market for our shares in the foreseeable future. As a result, your ability to sell your shares will be limited. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See "Risk Factors—Risks Related to an Investment in our Common Stock."

Q:
Are there risks related to an investment in this offering?

A:
Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Shares of our common stock are highly illiquid and appropriate only as a long-term investment. Please see "Risk Factors" for a discussion of the risks related to an investment in this offering.

Q:
Will I be able to sell my shares of common stock in a secondary market?

A:
We do not intend to list our shares on a securities exchange during the offering period and do not expect a public market to develop for our shares in the foreseeable future. Because of the lack of a trading market for our shares, shareholders may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.

Q:
Will I otherwise be able to liquidate my investment?

A:
Our board of directors expects to contemplate a liquidity event for our shareholders within three to four years after the completion of our offering. A liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or other transaction approved by our board of directors in which our shareholders will receive cash or shares of another publicly traded company; or (iii) a sale of all or substantially all of our assets, either on a complete portfolio basis or individually, followed by a liquidation. If we have not consummated a liquidity event by the five-year anniversary of the completion of our offering, our board of directors will consider (subject to any necessary shareholder approvals and applicable requirements of the 1940 Act) liquidating us and distributing cash to our shareholders, and dissolving us in an orderly manner. However, there can be no assurance that we will complete a liquidity event within this timeframe or at all. To provide limited, interim liquidity to our shareholders, we conduct quarterly tender offers in accordance with the 1940 Act. This will be the only method available to our shareholders to obtain liquidity that we will offer prior to a liquidity event. See "Share Repurchase Program."

Q:
Will the distributions I receive be taxable?

A:
Yes. Although we intend to maintain annually our tax treatment as a RIC and generally not to pay federal corporate-level taxes, distributions by us generally are taxable to shareholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (generally our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. Distributions of our net capital gains (generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a shareholder as long-term capital gains in the case of individuals, trusts or estates, regardless of the shareholder's holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits, or return of capital, first will reduce a shareholder's adjusted tax basis in such shareholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such shareholder. See "Tax Matters."

Q:
When will I get my detailed tax information?

A:
Consistent with the Code requirements, we intend to send to each of our U.S. shareholders subject to IRS tax reporting, as promptly as possible after the end of each calendar year, a Form 1099-DIV detailing the amounts includible in such U.S. shareholder's taxable income for such year as dividend income and as capital gain dividends, if any.

Q:
Where are the principal executive offices of Owl Rock Capital?

A:
Our principal executive offices are located at 399 Park Avenue, 38th Floor, New York, NY 10022.

Q:
Who can help answer my questions?

A:
If you have more questions about this offering and the suitability of investing, you should contact your registered representative, financial advisor or investment advisory representative. If at any time you wish to receive this prospectus or any amendments to it, you may do so, free of charge, by contacting us through written communication at 399 Park Avenue, 38th Floor, New York, NY 10022 or by telephone at 212-419-3000 or by downloading these materials on our website at www.owlrock.com.

 SELECTED FINANCIAL DATA AND OTHER INFORMATION

        The following table below sets forth our selected consolidated historical financial data for the years ended December 31, 2018 and 2017. The selected consolidated historical financial data has been derived from our audited consolidated financial statements, which is included elsewhere in this registration statement and our SEC filings.

        The selected consolidated financial information and other data presented below should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion And Analysis Of Financial Condition And Results Of Operations," which are included elsewhere in this registration statement.

($ in thousands, except per share amounts)	Year Ended December 31, 2018	Year Ended December 31, 2017(1)
Consolidated Statement of Operations Data
Income
Total investment income	$34,161	$2,023
Expenses
Total Operating Expenses	23,705	3,492
Expense Support	(2,646)	(2,940)
Management and incentive fees waived(2)	(3,181)	—
Recoupment of expense support	1,319	—

Net Operating Expenses	19,197	552

Net investment income	$14,964	$1,471

Total net realized and unrealized gain (loss) on investments	(2,525)	97

Increase in net assets resulting from operations	$12,439	$1,568

Earnings per common share—basic and diluted	$0.47	$0.45

Weighted Average Shares Outstanding—Basic and Diluted	26,555,178	3,500,950

($ in thousands, except per share amounts)	As of December 31, 2018	As of December 31, 2017(1)	As of December 31, 2016(1)
Consolidated Balance Sheet Data
Investments at fair value	$728,812	$66,136	—
Cash	20,903	43,131	1
Total assets	754,989	110,340	—
Total debt (net of unamortized debt issuance costs)	298,798	17,564	—
Total liabilities	316,779	21,257	—
Total net assets	438,210	89,083	1
Net asset value per share	$8.97	$9.03	$9.00
Other Data:
Number of portfolio companies at year end	59	20	—
Distributions Declared Per Share	$0.68	$0.49	—
Total return based on net asset value(3)	6.7%	5.9%	0.00%
Weighted average total yield of portfolio at fair value	9.0%	9.0%	0.00%
Weighted average total yield of portfolio at amortized cost	8.8%	9.0%	0.00%
Weighted average yield of debt and income producing securities at fair value	9.1%	9.1%	0.00%
Weighted average yield of debt and income producing securities at amortized cost	8.8%	9.1%	0.00%
Fair value of debt investments as a percentage of principal	97.9%	97.7%	0.00%

(1)
We commenced operations on April 4, 2017 and began investing activities in April 2017.

(2)
On June 8, 2018, the Adviser agreed, at all times prior to the date of the closing of a liquidity event, to waive (A) any portion of the management fee that is in excess of 1.50% of the Company's gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters, calculated in accordance with the Investment Advisory Agreement, (B) any portion of the incentive fee on net investment income that is in excess of 17.5% of the Company's pre-incentive fee net investment income, which shall be calculated in accordance with the Investment Advisory Agreement but based on a quarterly preferred return of 1.50% per quarter and an upper level breakpoint of 1.818%, and (C) any portion of the incentive fee on capital gains that is in excess of 17.5% of the Company's realized capital gains, if any, on a cumulative basis from inception through the end of such calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis, minus the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP. Any portion of the management fee, incentive fee on net investment income and incentive fee on capital gains waived will not be subject to recoupment.

On February 27, 2019, the Adviser agreed to waive 100% of the incentive fee on net investment income for the year ended December 31, 2018, as calculated in accordance with U.S. GAAP. Any portion of the incentive fee on net investment income waived will not be subject to recoupment.

(3)
Total return is not annualized. An investment in the Company is subject to a maximum upfront sales load of 5% of the offering price, which will reduce the amount of capital available for investment. Cumulative total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses.

 RISK FACTORS

        Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such cases, the net asset value of our common stock could decline, and you may lose all or part of your investment.

Risks Related to Our Business

We have a limited operating history.

        We were formed on October 15, 2015 and are subject to all of the business risks and uncertainties associated with any business with a limited operating history, including the risk that we will not achieve or sustain our investment objective and that the value of our common stock could decline substantially.

The lack of liquidity in our investments may adversely affect our business.

        We may acquire a significant percentage of our portfolio company investments from privately held companies in directly negotiated transactions. Substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than exchange-listed securities or other securities for which there is an active trading market. We typically would be unable to exit these investments unless and until the portfolio company has a liquidity event such as a sale, refinancing, or initial public offering.

        The illiquidity of our investments may make it difficult or impossible for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments, which could have a material adverse effect on our business, financial condition and results of operations.

        Moreover, investments purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer, market events, economic conditions or investor perceptions.

Defaults under the SPV Asset Facility or any future borrowing facility may adversely affect our business, financial condition, results of operations and cash flows.

        In the event we default under the SPV Asset Facility, or any other future borrowing facility, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the SPV Asset Facility or such future borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. An event of default under the SPV Asset Facility or any other future borrowing facility could result in an accelerated maturity date for all amounts outstanding thereunder. This could reduce our liquidity and cash flow and impair our ability to grow our business. Substantially all of our assets are currently pledged as collateral under the SPV Asset Facility. If we were to default on our obligations under the terms of the SPV Asset Facility or any future debt instrument the agent for the applicable lenders would be able to assume control of the disposition of any or all of our assets securing such debt, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Provisions in the SPV Asset Facility or any other future borrowing facility may limit discretion in operating our business.

        Any security interests and/or negative covenants required by a credit facility we enter into may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. For example, under the terms of the SPV Asset Facility, we have agreed not to incur any additional secured indebtedness other than in certain limited circumstances as permitted under the SPV Asset Facility. In addition, if our borrowing base under the SPV Asset Facility were to decrease, we would be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we would be required to repay advances under the SPV Asset Facility which could have a material adverse impact on our ability to fund future investments and to make distributions.

        In addition, under the SPV Asset Facility we are subject to limitations as to how borrowed funds may be used, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, a violation of which could limit further advances and, in some cases, result in an event of default. This could reduce our liquidity and cash flow and impair our ability to grow our business.

We borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us.

        As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. Holders of these senior securities will have fixed-dollar claims on our assets that are superior to the claims of our shareholders. If the value of our assets decreases, leverage would cause our net asset value to decline more sharply than it otherwise would have if we did not employ leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distributions.

        Our ability to service any borrowings that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, the management fee will be payable based on our average gross assets excluding cash and cash equivalents but including assets purchased with borrowed amounts, which may give our Adviser an incentive to use leverage to make additional investments. See "—Our fee structure may create incentives for our Adviser to make speculative investments or use substantial leverage." The amount of leverage that we employ will depend on our Adviser's and our Board of Directors' assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us, which could affect our return on capital.

        In addition to having fixed-dollar claims on our assets that superior to the claims of our common shareholders, obligations to lenders may be secured by a first priority security interest in our portfolio of investments and cash.

        Amounts drawn under the SPV Asset Facility bear interest at LIBOR plus a 2.5% spread and after a ramp-up period, the spread is also payable on any undrawn amounts. If LIBOR ceases to exist, we will have to renegotiate the terms of the SPV Asset Facility. See "Risk Factors—Risks Related to our Business—The interest rates of our term loans to our portfolio companies that extend beyond 2021 might be subject to change based on recent regulatory changes." The SPV Asset Facility contains customary covenants, including certain financial maintenance covenants, limitations on the activities of our subsidiaries, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility is secured by a perfected first priority security interest in the Company's equity interests in our subsidiaries and in the assets of our subsidiaries and on any payments received by our subsidiaries in respect of those assets. Upon the occurrence of certain value adjustment events relating to the assets securing the SPV Asset Facility, the subsidiaries will also be required to provide certain cash collateral. Assets pledged to the lenders will not be available to pay the debts of the Company.

        The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. Leverage generally magnifies the return of shareholders when the portfolio return is positive and magnifies their losses when the portfolio return is negative. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	–10%	–5%	0%	5%	10%
Corresponding return to common shareholder(1)	–20.61%	–12.00%	–3.38%	5.23%	13.85%

(1)
Assumes, as of December 31, 2018, (i) $755.0 million in total assets, (ii) $302.5 million in outstanding indebtedness, (iii) $438.2 million in net assets and (iv) weighted average interest rate, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 4.9%.

        See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources" for more information regarding our borrowings.

Price declines in the corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation and the incurrence of realized losses.

        Conditions in the U.S. corporate debt market may experience disruption or deterioration in the future, which may cause pricing levels to decline or be volatile. As a result, our net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale or other disposition of our investments, which could have a material adverse effect on our business, financial condition and results of operations.

If we are unable to obtain additional debt financing, or if our borrowing capacity is materially reduced, our business could be materially adversely affected.

        We may want to obtain additional debt financing, or need to do so upon maturity of our credit facilities, in order to obtain funds which may be made available for investments. The SPV Asset Facility and Promissory Notes mature on November 30, 2021 and December 31, 2019, respectively. If we are unable to increase, renew or replace any such facilities and enter into new debt financing facilities or other debt financing on commercially reasonable terms, our liquidity may be reduced significantly. In addition, if we are unable to repay amounts outstanding under any such facilities and are declared in default or are unable to renew or refinance these facilities, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects us or third parties, and could materially damage our business operations, results of operations and financial condition.

Global economic, political and market conditions may adversely affect our business, financial condition and results of operations, including our revenue growth and profitability.

        The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

        In August 2011 and then affirmed in August 2013, Standard & Poor's Rating Services lowered its long-term sovereign credit rating on the U.S. from "AAA" to "AA+". Additionally in January of 2012, Standard & Poor's Rating Services lowered its long-term sovereign credit rating for several large European countries. These ratings negatively impacted global markets and economic conditions. Although U.S. lawmakers have taken steps to avoid further downgrades, U.S. budget deficit concerns and similar conditions in Europe, China and elsewhere have increased the possibility of additional credit-rating downgrades and worsening global economic and market conditions. There can be no assurance that current or future governmental measures to mitigate these conditions will be effective. These conditions, government actions and future developments may cause interest rates and borrowing costs to rise, which may adversely affect our ability to access debt financing on favorable terms and may increase the interest costs of our borrowers, hampering their ability to repay us. Continued or future adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

        In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve's holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is possible that, without quantitative easing by the Federal Reserve, these developments, along with the United States government's credit and deficit concerns and other global economic conditions, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Additionally, in December 2016, the Federal Reserve raised its federal funds target rate. However, if key economic indicators, such as the unemployment rate or inflation, do not progress at a rate consistent with the Federal Reserve's objectives, the target range for the federal funds rate may further increase and cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms and may also increase the costs of our borrowers, hampering their ability to repay us.

The United Kingdom referendum decision to leave the European Union may create significant risks and uncertainty for global markets and our investments.

        The decision made in the United Kingdom referendum to leave the European Union has led to volatility in global financial markets, and in particular in the markets of the United Kingdom and across Europe, and may also lead to weakening in consumer, corporate and financial confidence in the United Kingdom and Europe. The extent and process by which the United Kingdom will exit the European Union, and the longer term economic, legal, political and social framework to be put in place between the United Kingdom and the European Union are unclear at this stage and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. In particular, the decision made in the United Kingdom referendum may lead to a call for similar referenda in other European jurisdictions which may cause increased economic volatility and uncertainty in the European and global markets. This volatility and uncertainty may have an adverse effect on the economy generally and on our ability, and the ability of our portfolio companies, to execute our respective strategies and to receive attractive returns.

        In particular, currency volatility may mean that our returns and the returns of our portfolio companies will be adversely affected by market movements and may make it more difficult, or more expensive, for us to implement appropriate currency hedging. Potential declines in the value of the British Pound and/or the euro against other currencies, along with the potential downgrading of the United Kingdom's sovereign credit rating, may also have an impact on the performance of any of our portfolio companies located in the United Kingdom or Europe.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets may increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our loans. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

        The occurrence of recessionary conditions and/or negative developments in the domestic and international credit markets may significantly affect the markets in which we do business, the value of our investments, and our ongoing operations, costs and profitability. Any such unfavorable economic conditions, including rising interest rates, may also increase our funding costs, limit our access to capital markets or negatively impact our ability to obtain financing, particularly from the debt markets. In addition, any future financial market uncertainty could lead to financial market disruptions and could further impact our ability to obtain financing. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results and financial condition.

Our ability to achieve our investment objective depends on our Adviser's ability to manage and support our investment process. If our Adviser were to lose a significant number of its key professionals, or terminate the Advisory Agreement, our ability to achieve our investment objective could be significantly harmed.

        We do not have any employees. Additionally, we have no internal management capacity other than our appointed executive officers and will be dependent upon the investment expertise, skill and network of business contacts of our Adviser to achieve our investment objective. Our Adviser will evaluate, negotiate, structure, execute, monitor, and service our investments. Our success will depend to a significant extent on the continued service and coordination of our Adviser, including its key professionals. The departure of a significant number of key professionals from our Adviser could have a material adverse effect on our ability to achieve our investment objective.

        Our ability to achieve our investment objective also depends on the ability of our Adviser to identify, analyze, invest in, finance, and monitor companies that meet our investment criteria. Our Adviser's capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the involvement of investment professionals of adequate number and sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Adviser may need to retain, hire, train, supervise, and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on our business, financial condition and results of operations.

        In addition, the Investment Advisory Agreement has a termination provision that allows the agreement to be terminated by us on 60 days' notice without penalty by the vote of a majority of the outstanding shares of our common stock or by the vote of our independent directors. The Investment Advisory Agreement generally may be terminated at any time, without penalty, by the Adviser upon 120 days' notice to us. Furthermore, the Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Adviser. If the Adviser resigns or is terminated, or if we do not obtain the requisite approvals of shareholders and our board of directors to approve an agreement with the Adviser after an assignment, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms prior to the termination of the Investment Advisory

Agreement, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption and costs under any new agreements that we enter into could increase. Our financial condition, business and results of operations, as well as our ability to pay distributions, are likely to be adversely affected, and the value of our common stock may decline.

The amount of any distributions we may make on our common stock is uncertain. We may not be able to pay you distributions, or be able to sustain distributions at any particular level, and our distributions per share, if any, may not grow over time, and our distributions per share may be reduced. We have not established any limits on the amount of funds we may use from any available sources to make distributions; however, we will not borrow funds for the purpose of making distributions if the amount of such distributions would exceed our accrued and received Net Revenues for the previous four quarters.

        Subject to our board of directors' discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a monthly or quarterly basis and pay such distributions on a monthly or quarterly basis. We expect to pay distributions out of assets legally available for distribution. However, we cannot assure you that we will achieve investment results that will allow us to make a consistent targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of the risks described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC under the 1940 Act can limit our ability to pay distributions. Distributions from offering proceeds also could reduce the amount of capital we ultimately invest in debt or equity securities of portfolio companies. We cannot assure you that we will pay distributions to our shareholders in the future.

Distributions on our common stock may exceed our taxable earnings and profits. Therefore, portions of the distributions that we pay may represent a return of capital to you. A return of capital is a return of a portion of your original investment in shares of our common stock. As a result, a return of capital will (i) lower your tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares, and (ii) reduce the amount of funds we have for investment in portfolio companies. We have not established any limit on the extent to which we may use offering proceeds to fund distributions.

        We may pay our distributions from offering proceeds in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) realized upon a subsequent sale or redemption of such shares, even if such shares have not increased in value or have, in fact, lost value. Distributions from offering proceeds also could reduce the amount of capital we ultimately have available to invest in portfolio companies.

Because our business model depends to a significant extent upon the Adviser's relationships with corporations, financial institutions and investment firms, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

        Our Adviser depends on its relationships with corporations, financial institutions and investment firms, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Adviser fails to maintain its existing relationships or develop new relationships or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom our Adviser has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses.

        We may compete for investments with other BDCs and investment funds (including registered investment companies, private equity funds and mezzanine funds), including Owl Rock Capital Corporation, Owl Rock Technology Finance Corp., Owl Rock First Lien Master Fund, L.P. and other clients of the Adviser or its affiliates, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, continue to increase their investment focus in our target market of privately owned U.S. companies. We may experience increased competition from banks and investment vehicles who may continue to lend to the middle market. Additionally, the Federal Reserve and other bank regulators may periodically provide incentives to U.S. commercial banks to originate more loans to U.S. middle market private companies. As a result of these market participants and regulatory incentives, competition for investment opportunities in privately owned U.S. companies is strong and may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some competitors may have higher risk tolerances or different risk assessments than us. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.

        We may lose investment opportunities if we do not match our competitors' pricing, terms, and investment structure criteria. If we are forced to match these competitors' investment terms criteria, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in our target market could force us to accept less attractive investment terms. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC tax treatment. The competitive pressures we face, and the manner in which we react or adjust to competitive pressures, may have a material adverse effect on our business, financial condition, results of operations, effective yield on investments, investment returns, leverage ratio, and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time. Also we may not be able to identify and make investments that are consistent with our investment objective.

Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

        Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our board of directors. There is not a public market or active secondary market for many of the types of investments in privately held companies that we hold and intend to make. The majority of our investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors, if at all. As a result, we will value a majority of these investments quarterly at fair value as determined in good faith in accordance with valuation policy and procedures approved by our board of directors.

        The determination of fair value, and thus the amount of unrealized appreciation or depreciation we may recognize in any reporting period, is to a degree subjective, and our Adviser has a conflict of interest in making recommendations of fair value. We will value our investments quarterly at fair value as determined in good faith by our board of directors based on, among other things, input from our Adviser and our Audit Committee. Our board of directors will utilize the services of an independent third-party valuation firm(s), engaged at the direction of our board of directors, including Duff and Phelps, LLC, to aid us in determining the fair value of our investments. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by our board of directors may differ materially from the values that would have been used if an active market and market quotations existed for such investments. Our net asset value could be adversely affected if the determinations regarding the fair value of the investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

Our board of directors may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders.

        Our board of directors has the authority to modify or waive current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our securities. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which our investors may not agree.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

        We and our portfolio companies will be subject to regulation at the local, state, and federal levels. Changes to the laws and regulations governing our permitted investments may require a change to our investment strategy. Such changes could differ materially from our strategies and plans as set forth in this prospectus and may shift our investment focus from the areas of expertise of our Adviser. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment in us.

Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

        Significant changes to U.S. trade policy, including changes to current legislation and trade agreements and the imposition of tariffs have been discussed by the current U.S. presidential administration and certain members of Congress. Recently, the administration has imposed tariffs on a range of goods imported into the U.S., and a few countries have retaliated with tariffs against the United States. These retaliatory actions could trigger extended "trade wars" between the U.S. and its trading partners, resulting in additional barriers to the international market, inclusive of customers, vendors, and potential investors. Under these circumstances, the cost of goods for some portfolio companies could increase, resulting in lower consumer demand for their goods and reduced cash flows. While it is unknown whether and to what extent new legislation will be enacted into law, the enactment or amendment of trade legislation and/or renegotiation of trade agreements may impose additional compliance costs on portfolio companies, restrict their ability to participate in international markets and otherwise disrupt their current operations.

We are an "emerging growth company" under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

        We are and we will remain an "emerging growth company" as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of this offering, (ii) in which we have total annual gross revenue of at least $1.0 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.07 billion in non-convertible debt during the prior three-year period. For so long as we remain an "emerging growth company" we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not "emerging growth companies" including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our common stock less attractive because we will rely on some or all of these exemptions.

        In addition, Section 107 of the JOBS Act also provides that an "emerging growth company" can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an "emerging growth company" can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to take advantage of such extended transition periods.

Our status as an "emerging growth company" under the JOBS Act may make it more difficult to raise capital as and when we need it.

        Because of the exemptions from various reporting requirements provided to us as an "emerging growth company" and because we will have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

We may experience fluctuations in our operating results.

        We may experience fluctuations in our operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, interest rates and default rates on the debt investments we make, the level of our expenses, variations in and the timing of the recognition of realized gains or losses, unrealized appreciation or depreciation, the degree to which we encounter competition in our markets, and general economic conditions. These occurrences could have a material adverse effect on our results of operations, the value of your investment in us and our ability to pay distributions to you and our other shareholders.

Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

        As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith in accordance with procedures established by our board of directors. Decreases in the market values or fair values of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company's inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our net asset value. See "Determination of Net Asset Value."

We are only subject to certain limitations with respect to the proportion of our assets that may be invested in a single issuer.

        We intend to operate as a non-diversified management investment company; however, we are currently and may, from time to time, in the future, be considered a diversified management investment company pursuant to the definitions set forth in the 1940 Act. In addition, we are subject to the asset diversification requirements associated with our qualification as a RIC for U.S. federal income tax purposes. While we are not targeting any specific industries, our investments may be focused on relatively few industries. To the extent that we hold large positions in a small number of issuers, or within a particular industry, our net asset value may be subject to greater fluctuation. We may also be more susceptible to any single economic or regulatory occurrence or a downturn in particular industry.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

        Our business is dependent on our and third parties' communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, portfolio monitoring, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control. There could be:

  •
  sudden electrical or telecommunications outages;

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  natural disasters such as earthquakes, tornadoes and hurricanes;

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  disease pandemics;

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  events arising from local or larger scale political or social matters, including terrorist acts;

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  outages due to idiosyncratic issues at specific service providers; and

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  cyber-attacks.

        These events, in turn, could have a material adverse effect on our operating results and negatively affect the net asset value of our common stock and our ability to pay distributions to our shareholders.

Internal and external cyber threats, as well as other disasters, could impair our ability to conduct business effectively.

        The occurrence of a disaster, such as a cyber-attack against us or against a third-party that has access to our data or networks, a natural catastrophe, an industrial accident, failure of our disaster recovery systems, or consequential employee error, could have an adverse effect on our ability to communicate or conduct business, negatively impacting our operations and financial condition. This adverse effect can become particularly acute if those events affect our electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of our data.

        We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through our computer systems and networks. Such an attack could cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.

        Third parties with which we do business may also be sources of cybersecurity or other technological risk. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as client, counterparty, employee, and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incidents that adversely affects our data, resulting in increased costs and other consequences as described above.

Cybersecurity risks and cyber incidents may adversely affect our business or the business of our portfolio companies by causing a disruption to our operations or the operations of our portfolio companies, a compromise or corruption of our confidential information or the confidential information of our portfolio companies and/or damage to our business relationships or the business relationships of our portfolio companies, all of which could negatively impact the business, financial condition and operating results of us or our portfolio companies.

        A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us or our portfolio companies. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems or those of our portfolio companies for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. As our and our portfolio companies' reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by third-party service providers, and the information systems of our portfolio companies. We have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber-incident, do not guarantee that a cyber-incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

We are exposed to risks associated with changes in interest rates.

        Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

        A reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net investment income. However, an increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our distribution rate, which could reduce the value of our common stock. Further, rising interest rates could also adversely affect our performance if such increases cause our borrowing costs to rise at a rate in excess of the rate that our investments yield.

        In periods of rising interest rates, to the extent we borrow money subject to a floating interest rate, our cost of funds would increase, which could reduce our net investment income. Further, rising interest rates could also adversely affect our performance if we hold investments with floating interest rates, subject to specified minimum interest rates (such as a LIBOR floor), while at the same time engaging in borrowings subject to floating interest rates not subject to such minimums. In such a scenario, rising interest rates may increase our interest expense, even though our interest income from investments is not increasing in a corresponding manner as a result of such minimum interest rates.

        If general interest rates rise, there is a risk that the portfolio companies in which we hold floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on us to provide fixed rate loans to our portfolio companies, which could adversely affect our net investment income, as increases in our cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

The interest rates of our term loans to our portfolio companies and of our credit facilities that extend beyond 2021 might be subject to change based on recent regulatory changes.

        LIBOR, the London Interbank Offered Rate, is the basic rate of interest used in lending transactions between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. We typically use LIBOR as a reference rate in term loans we extend to portfolio companies such that the interest due to us pursuant to a term loan extended to a portfolio company is calculated using LIBOR. The terms of our debt investments generally include minimum interest rate floors which are calculated based on LIBOR. In addition, our SPV Asset Facility and the series of promissory notes we have entered into with the Adviser use LIBOR as a reference rate.

        On July 27, 2017, the United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by Treasury securities called the Secured Overnight Financing Rate ("SOFR"). The first publication of SOFR was released in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement remains a question and the future of LIBOR at this time is uncertain. If LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established, which may have an adverse effect on our ability to receive attractive returns. In addition, if LIBOR ceases to exist we may also need to renegotiate our promissory notes with the Adviser and our SPV Asset Facility to replace LIBOR with the new standard that is established.

Risks Related to Our Adviser and Its Affiliates

The Adviser and its affiliates have limited experience managing a business development company.

        Our Adviser and its affiliates have limited experience managing a vehicle regulated as a business development company and may not be able to operate our business successfully or achieve our investment objective. As a result, an investment in our securities may entail more risk than the securities of a comparable company with a substantial operating history.

        The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other types of investment vehicles previously managed by the personnel of our Adviser and its affiliates. For example, under the 1940 Act, BDCs are generally required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires satisfaction of source-of-income, asset diversification and other requirements. Any failure by us to comply with these provisions could prevent us from maintaining our qualification as a business development company or tax treatment as a RIC or could force us to pay unexpected taxes and penalties, which could be material. Our Adviser's and its affiliates' limited experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, make it more difficult for us to achieve our investment objective.

The Adviser and its affiliates, including our officers and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking by us.

        The Adviser and its affiliates will receive substantial fees from us in return for their services, including certain incentive fees based on the amount of appreciation of our investments. These fees could influence the advice provided to us. Generally, the more equity we sell in public offerings and the greater the risk assumed by us with respect to our investments, including through the use of leverage, the greater the potential for growth in our assets and profits, and, correlatively, the fees payable by us to the Dealer Manager and our Adviser. These compensation arrangements could affect our Adviser's or its affiliates' judgment with respect to public offerings of equity and investments made by us, which allow the Dealer Manager to earn additional upfront selling commissions and dealer manager fees and our Adviser to earn increased asset management fees.

The time and resources that individuals associated with our Adviser devote to us may be diverted, and we may face additional competition due to the fact that neither our Adviser nor its affiliates is prohibited from raising money for or managing another entity that makes the same types of investments that we target.

        The Adviser and its affiliates currently manage Owl Rock Capital Corporation, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund, and are not prohibited from raising money for and managing future investment entities that make the same or similar types of investments as those we target. As a result, the time and resources that our Adviser devotes to us may be diverted, and during times of intense activity in other investment programs they may devote less time and resources to our business than is necessary or appropriate. In addition, we may compete with any such investment entity also managed by the Adviser for the same investors and investment opportunities.

The Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we invest.

        Our Adviser and its affiliates may provide a broad range of financial services to companies in which we invest, including providing arrangement, syndication, origination structuring and other services to our borrowers, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of our Adviser may act as placement agents or in similar capacities in connection with an offering of securities by one of the companies in our portfolio. Any compensation received by our Adviser or its affiliates for providing these services will not be shared with us and may be received before we realize a return on our investment. Our Adviser may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to us, on the other hand.

The Adviser and its affiliates may have incentives to favor their respective other accounts and clients over us, which may result in conflicts of interest that could be harmful to us.

        Because our Adviser and its affiliates manage assets for, or may in the future manage assets for, other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans, co-invest vehicles and certain high net worth individuals), certain conflicts of interest are present. For instance, the Adviser and its affiliates may receive asset management performance-based, or other fees from certain accounts that are higher than the fees received by our Adviser from us. In those instances, a portfolio manager for our Adviser has an incentive to favor the higher fee and/or performance-based fee accounts over us. In addition, a conflict of interest exists to the extent our Adviser, its affiliates, or any of their respective executives, portfolio managers or employees have proprietary or personal investments in other investment companies or accounts or when certain other investment companies or accounts are investment options in our Adviser's or its affiliates' employee benefit plans. In these circumstances, our Adviser has an incentive to favor these other investment companies or accounts over us. Our board of directors will seek to monitor these conflicts but there can be no assurances that such monitoring will fully mitigate any such conflicts.

Our fee structure may create incentives for our Adviser to make speculative investments or use substantial leverage.

        The incentive fee payable by us to our Adviser may create an incentive for our Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangements. The way in which the incentive fee is determined may encourage our Adviser to use leverage to increase the leveraged return on our investment portfolio.

        In addition, the fact that our base management fee is payable based upon our average gross assets (which includes any borrowings for investment purposes) may encourage our Adviser to use leverage to make additional investments. Such a practice could make such investments more risky than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. Under certain circumstances, the use of substantial leverage (up to the limits prescribed by the 1940 Act) may increase the likelihood of our defaulting on our borrowings, which would be detrimental to holders of our securities.

We may compete for capital and investment opportunities with other entities managed by our Adviser or its affiliates, subjecting our Adviser to certain conflicts of interests.

        Our Adviser will experience conflicts of interest in connection with the management of our business affairs relating to and arising from a number of matters, including: the allocation of investment opportunities by our Adviser and its affiliates; compensation to our Adviser; services that may be provided by our Adviser and its affiliates to issuers in which we invest; investments by us and other clients of our Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds managed by our Adviser; differing recommendations given by our Adviser to us versus other clients; our Adviser's use of information gained from issuers in our portfolio for investments by other clients, subject to applicable law; and restrictions on our Adviser's use of "inside information" with respect to potential investments by us.

        Specifically, we may compete for investments with affiliated BDCs or funds that are also advised by our Adviser, such as Owl Rock Capital Corporation, and Owl Rock Technology Finance Corp., subjecting our Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on our behalf. To mitigate these conflicts, our Adviser and its affiliates will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis and in accordance with Owl Rock's allocation policy, taking into account such factors as the relative amounts of capital available for new investments; cash on hand; existing commitments and reserves; the investment programs and portfolio positions of the participating investment accounts, including portfolio construction, diversification and concentration considerations; the investment objectives, guidelines and strategies of each client; the clients for which participation is appropriate' each client's life cycle; targeted leverage level; targeted asset mix and any other factors deemed appropriate.

        We may be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. We, our Adviser and certain affiliates have been granted exemptive relief by the SEC to permit us to co-invest with other funds managed by our Adviser or certain of its affiliates, including Owl Rock Capital Corporation and Owl Rock Technology Finance Corp., in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. Owl Rock's investment allocation policy seeks to ensure equitable allocation of investment opportunities between us, Owl Rock Capital Corporation, Owl Rock Technology Finance Corp. and/or other funds managed by our Adviser or its affiliates. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of Owl Rock Capital Corporation, Owl Rock Technology Finance Corp. and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.

        We may co-invest with investment funds, accounts and vehicles managed by the Adviser, where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. However, we, the Adviser and certain of our affiliates have applied for and been granted exemptive relief by the SEC to co-invest with other funds managed by the Adviser or certain of its affiliates in transactions in which terms other than price are negotiated in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we are generally permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors makes certain conclusions in connection with a co-investment transactions, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investments by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing.

Actions by the Adviser or its affiliates on behalf of their other accounts and clients may be adverse to us and our investments and harmful to us.

        Our Adviser and its affiliates manage assets for accounts other than us, including private funds (for purposes of this section, "Adviser Funds"), including, but not limited to, Owl Rock Capital Corporation, Owl Rock Technology Finance Corp., and Owl Rock First Lien Master Fund, L.P. Actions taken by our

Adviser or its affiliates on behalf of its Adviser Funds may be adverse to us and our investments, which could harm our performance. For example, we may invest in the same credit obligations as other Adviser Funds, although, to the extent permitted under the 1940 Act, our investments may include different obligations of the same issuer. Decisions made with respect to the securities held by one Adviser Fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Adviser Funds (including us).

Our access to confidential information may restrict our ability to take action with respect to some investments, which, in turn, may negatively affect our results of operations.

        We, directly or through our Adviser, may obtain confidential information about the companies in which we have invested or may invest or be deemed to have such confidential information. Our Adviser may come into possession of material, non-public information through its members, officers, directors, employees, principals or affiliates. The possession of such information may, to our detriment, limit the ability of us and our Adviser to buy or sell a security or otherwise to participate in an investment opportunity. In certain circumstances, employees of our Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict our ability to trade in the securities of such companies. For example, if personnel of our Adviser come into possession of material non-public information with respect to our investments, such personnel will be restricted by our Adviser's information-sharing policies and procedures or by law or contract from sharing such information with our management team, even where the disclosure of such information would be in our best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of our Adviser to enter into or exit from potentially profitable investments for us, which could have an adverse effect on our results of operations. Accordingly, there can be no assurance that we will be able to fully leverage the resources and industry expertise of our Adviser in the course of its duties. Additionally, there may be circumstances in which one or more individuals associated with our Adviser will be precluded from providing services to us because of certain confidential information available to those individuals or to other parts of our Adviser.

We may be obligated to pay our Adviser incentive fees even if we incur a net loss due to a decline in the value of our portfolio and even if our earned interest income is not payable in cash.

        The Investment Advisory Agreement entitles our Adviser to receive an incentive fee based on our pre-incentive fee net investment income regardless of any capital losses. In such case, we may be required to pay our Adviser an incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

        Any incentive fee payable by us that relates to the pre-incentive fee net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest in the form of securities received rather than cash ("payment-in-kind", or "PIK", income). PIK income will be included in the pre-incentive fee net investment income used to calculate the incentive fee to our Adviser even though we do not receive the income in the form of cash. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. Our Adviser is not obligated to reimburse us for any part of the incentive fee it received that was based on accrued interest income that we never receive as a result of a subsequent default.

        The quarterly incentive fee on income is recognized and paid without regard to: (i) the trend of pre-incentive fee net investment income as a percent of adjusted capital over multiple quarters in arrears which may in fact be consistently less than the quarterly preferred return, or (ii) the net income or net loss in the current calendar quarter, the current year or any combination of prior periods.

        For federal income tax purposes, we may be required to recognize taxable income in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our tax treatment as a RIC and/or minimize excise tax. Under such circumstances, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay the incentive fee on income with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Our ability to enter into transactions with our affiliates is restricted.

        We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate on a principal basis, absent the prior approval of our board of directors and, in some cases, the SEC. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, including other funds or clients advised by the Adviser or its affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves a joint investment), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates or anyone who is under common control with us. The SEC has interpreted the BDC regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by either of the Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment or disposition opportunities that would otherwise be available to us.

        On February 7, 2017, we, the Adviser and certain of our affiliates received exemptive relief from the SEC to permit us to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing.

        In situations when co-investment with the Adviser's or its affiliates' other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of the exemptive relief granted to us by the SEC, the Adviser will need to decide which client or clients will proceed with the investment. Generally, we will not be entitled to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we will not invest in any issuer in which an affiliate's other client holds a controlling interest.

We may make investments that could give rise to a conflict of interest.

        We do not expect to invest in, or hold securities of, companies that are controlled by an affiliate's other clients. However, our Adviser or an affiliate's other clients may invest in, and gain control over, one of our portfolio companies. If our Adviser or an affiliate's other client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions our Adviser may be unable to implement our investment strategies as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Adviser may be unable to engage in certain transactions that it would otherwise pursue. In order to avoid these conflicts and restrictions, our Adviser may choose to exit such investments prematurely and, as a result, we may forego any positive returns associated with such investments. In addition, to the extent that an affiliate's other client holds a different class of securities than us as a result of such transactions, our interests may not be aligned.

The recommendations given to us by our Adviser may differ from those rendered to their other clients.

        Our Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us even though such other clients' investment objectives may be similar to ours, which could have an adverse effect on our business, financial condition and results of operations.

Our Adviser's liability is limited under the Investment Advisory Agreement, and we are required to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

        Our Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement (and, separately, under the Administration Agreement), and it will not be responsible for any action of our board of directors in declining to follow our Adviser's advice or recommendations. Pursuant to the Investment Advisory Agreement, our Adviser and its directors, officers, shareholders, members, agents, employees, controlling persons, and any other person or entity affiliated with, or acting on behalf of, our Adviser will not be liable to us for their acts under the Investment Advisory Agreement, absent negligence or misconduct in the performance of their duties. We have also agreed to indemnify, defend and protect our Adviser and its directors, officers, shareholders, members, agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, our Adviser with respect to all damages, liabilities, costs and expenses from acts of our Adviser not arising out of negligence or misconduct in the performance of their duties. However, in accordance with Section 17(i) of the 1940 Act, neither the Adviser nor any of its affiliates, directors, officers, members, employees, agents, or representatives may be protected against any liability to the us or our investors to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Our Adviser's net worth is not available to satisfy our liabilities and other obligations.

        As required by the Omnibus Guidelines, as adopted by the North American Securities Administrators Association ("NASAA"), our Adviser and its parent entities have an aggregate net worth in excess of $32.5 million. However, no portion of such net worth will be available to us to satisfy any of our liabilities or other obligations. The use of our own funds to satisfy such liabilities or other obligations could have a material adverse effect on our business, financial condition and results of operations.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a business development company.

        As a business development company, the 1940 Act prohibits us from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a business development company would reduce our operating flexibility.

        If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.

        As a result of the Annual Distribution Requirement to qualify for tax treatment as a RIC, we may need to access the capital markets periodically to raise cash to fund new investments in portfolio companies. Currently, we may issue "senior securities," including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements are met) after such incurrence or issuance. If we issue senior securities, we will be exposed to risks associated with leverage, including an increased risk of loss. Our ability to issue different types of securities is also limited. Compliance with RIC distribution requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. Therefore, we intend to seek to continuously issue equity securities, which may lead to shareholder dilution.

        We may borrow to fund investments. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which would prohibit us from paying distributions and could prevent us from qualifying for tax treatment as a RIC, which would generally result in a corporate-level tax on any income and net gains. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our shareholders.

        In addition, we anticipate that as market conditions permit, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who would be expected to be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses.

Risks Related to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investments.

        Our strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle market companies, with a focus on originated transactions sourced through the networks of our Adviser. Short transaction closing timeframes associated with originated transactions coupled with added tax or accounting structuring complexity and international transactions may result in higher risk in comparison to non-originated transactions.

        First-Lien Debt.    When we make a first-lien loan, we generally take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In some circumstances, our lien is, or could become, subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan's terms, or at all, or that we will be able to collect on the loan should we need to enforce our remedies. In addition, in connection with any "last out" first-lien loans in which we may invest, we would enter into agreements among lenders. Under these agreements, our interest in the collateral of the first-lien loans may rank junior to those of other lenders in the loan under certain circumstances. This may result in greater risk and loss of principal on these loans.

        Second-Lien and Mezzanine Debt.    Our investments in second-lien and mezzanine debt generally are subordinated to senior loans and will either have junior security interests or be unsecured. As such, other creditors may rank senior to us in the event of insolvency. This may result in greater risk and loss of principal.

        Equity Investments.    When we invest in first-lien debt, second-lien debt or mezzanine debt, we may acquire equity securities, such as warrants, options and convertible instruments, as well. In addition, we may invest directly in the equity securities of portfolio companies. We seek to dispose of these equity interests and realize gains upon our disposition of these interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

        Most debt securities in which we intend to invest will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality, which is often referred to as "junk." Debt securities rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower's capacity to pay interest and repay principal. In addition, some of the loans in which we may invest may be "covenant-lite" loans, which means the loans contain fewer or no financial maintenance covenants or restrictions in comparison to loans that include financial maintenance covenants. Non-financial maintenance covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, the Company may have fewer rights against a borrower when it invests in or has exposure to "covenant-lite" loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

We may invest through joint ventures, partnerships or other special purpose vehicles and our investments through these vehicles may entail greater risks, or risks that we otherwise would not incur, if we otherwise made such investments directly.

        We may make indirect investments in portfolio companies through joint ventures, partnerships or other special purpose vehicles ("Investment Vehicles"). In general, the risks associated with indirect investments in portfolio companies through a joint venture, partnership or other special purpose vehicle are similar to those associated with a direct investment in a portfolio company. While we intend to analyze the credit and business of a potential portfolio company in determining whether to make an investment in an Investment Vehicle, we will nonetheless be exposed to the creditworthiness of the Investment Vehicle. In the event of a bankruptcy proceeding against the portfolio company, the assets of the portfolio company may be used to satisfy its obligations prior to the satisfaction of our investment in the Investment Vehicle (i.e., our investment in the Investment Vehicle could be structurally subordinated to the other obligations of the portfolio company). In addition, if we are to invest in an Investment Vehicle, we may be required to rely on our partners in the Investment Vehicle when making decisions regarding such Investment Vehicle's investments, accordingly, the value of the investment could be adversely affected if our interests diverge from those of our partners in the Investment Vehicle.

The credit ratings of certain of our investments may not be indicative of the actual credit risk of such rated instruments.

        Rating agencies rate debt securities based upon their assessment of the likelihood of the receipt of principal and interest payments. Rating agencies do not consider the risks of fluctuations in market value or other factors that may influence the value of debt securities. Therefore, the credit rating assigned to a particular instrument may not fully reflect the true risks of an investment in such instrument. Credit rating agencies may change their methods of evaluating credit risk and determining ratings. These changes may occur quickly and often. While we may give some consideration to ratings, ratings may not be indicative of the actual credit risk of our investments in rated instruments.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity. This risk will be more acute when interest rates decrease, as we may be unable to reinvest at rates as favorable as when we made our initial investment.

A redemption of convertible securities held by us could have an adverse effect on our ability to achieve our investment objective.

        A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by us is called for redemption, we will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on our ability to achieve our investment objective.

To the extent original issue discount (OID) and payment-in-kind (PIK) interest income constitute a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.

        Our investments may include OID and PIK instruments. To the extent OID and PIK constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in income for financial reporting purposes in accordance with U.S. GAAP and taxable income prior to receipt of cash, including the following:

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  Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability or deferred payments and the value of any associated collateral;

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  Original issue discount instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower;

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  For U.S. GAAP purposes, cash distributions to shareholders that include a component of OID income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of OID income may come from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact;

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  The presence of OID and PIK creates the risk of non-refundable cash payments to our Adviser in the form of incentive fees on income based on non-cash OID and PIK accruals that may never be realized; and

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  In the case of PIK, "toggle" debt, which gives the issuer the option to defer an interest payment in exchange for an increased interest rate in the future, the PIK election has the simultaneous effect of increasing the investment income, thus increasing the potential for realizing incentive fees.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        Our strategy focuses on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Adviser. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, any holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and our portfolio company may not have sufficient assets to pay all equally ranking credit even if we hold senior, first-lien debt.

If we cannot obtain debt financing or equity capital on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

        The net proceeds from the sale of our shares will be used for our investment opportunities, and, if necessary, the payment of operating expenses and the payment of various fees and expenses such as base management fees, incentive fees, other fees and distributions. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require additional debt financing or equity capital to operate. Pursuant to tax rules that apply to RICs, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders to maintain our tax treatment as a RIC. Accordingly, in the event that we need additional capital in the future for investments or for any other reason we may need to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to us due to unfavorable economic conditions, which could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. Consequently, if we cannot obtain further debt or equity financing on acceptable terms, our ability to acquire additional investments and to expand our operations will be adversely affected. As a result, we would be less able to diversify our portfolio and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

Subordinated liens on collateral securing debt investments that we may make to portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

        Certain debt investments that we will make in portfolio companies will be secured on a second priority lien basis by the same collateral securing senior debt of such companies. We also make debt investments in portfolio companies secured on a first priority basis. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the debt. In the event of a default, the holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the first priority or second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the first priority or second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

        We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on any such portfolio company's collateral, if any, will secure the portfolio company's obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors' claims against the portfolio company's remaining assets, if any.

        The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Certain of our investments may be adversely affected by laws relating to fraudulent conveyance or voidable preferences.

        Certain of our investments could be subject to federal bankruptcy law and state fraudulent transfer laws, which vary from state to state, if the debt obligations relating to certain investments were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such debt obligations. If the debt proceeds are used for a buyout of shareholders, this risk is greater than if the debt proceeds are used for day-to-day operations or organic growth. If a court were to find that the issuance of the debt obligations was a fraudulent transfer or conveyance, the court could void or otherwise refuse to recognize the payment obligations under the debt obligations or the collateral supporting such obligations, further subordinate the debt obligations or the liens supporting such obligations to other existing and future indebtedness of the issuer or require us to repay any amounts received by us with respect to the debt obligations or collateral. In the event of a finding that a fraudulent transfer or conveyance occurred, we may not receive any repayment on such debt obligations.

        Under certain circumstances, payments to us and distributions by us to our shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings may be adversely affected by statutes relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the court's discretionary power to disallow, subordinate or disenfranchise particular claims or recharacterize investments made in the form of debt as equity contributions.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        Although we intend to structure certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company or a representative of us or our Adviser sat on the board of directors of such portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors.

        In addition, a number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of our investments in portfolio companies (including that, as a business development company, we may be required to provide managerial assistance to those portfolio companies if they so request upon our offer), we may be subject to allegations of lender liability.

We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, we may not be able to dispose of our interests in our portfolio companies.

        We do not currently, and do not expect in the future to control most of our portfolio companies, although we may have board representation or board observation rights, and our debt agreements may impose certain restrictive covenants on our borrowers. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as a debt investor. Due to the lack of liquidity for our investments in private companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at a favorable value. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We will be exposed to risks associated with changes in interest rates.

        General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our ability to achieve our investment objective and the rate of return on invested capital. Because we may borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

        Many of our debt investments are based on floating interest rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate, that reset on a periodic basis, and that many of our investments will be subject to interest rate floors. A reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net investment income, which also could be negatively impacted by our borrowers making prepayments on their loans. On the other hand, an increase in interest rates could increase the interest repayment obligations of our borrowers and result in challenges to their financial performance and ability to repay their obligations. In addition, our cost of funds likely will increase because the interest rates on the majority of amounts we may borrow are likely to be floating, which could reduce our net investment income to the extent any debt investments have fixed interest rates, and the interest rate on investments with an interest rate floor will not increase until interest rates exceed the applicable floor.

        Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Moreover, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our distribution rate, which could reduce the value of our common stock. Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could adversely affect our business.

        We may enter into certain hedging transactions, such as interest rate swap agreements, in an effort to mitigate our exposure to adverse fluctuations in interest rates and we may increase our floating rate investments to position the portfolio for rate increases. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk or if we will enter into such interest rate hedges. Hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

        We will not have a policy governing the maturities of our investments. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect our net asset value. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our distribution rate.

        To the extent that we make floating rate debt investments, a rise in the general level of interest rates would lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase in the amount of the Incentive Fee payable to the Adviser.

International investments create additional risks.

        We may make investments in portfolio companies that are domiciled outside of the United States. Our investments in foreign portfolio companies are deemed "non-qualifying assets", which means that, as required by the 1940 Act, such investments, along with other investments in non-qualifying assets, may not constitute more than 30% of our total assets at the time of our acquisition of any such asset, after giving effect to the acquisition. Notwithstanding the limitation on our ownership of foreign portfolio companies, such investments subject us to many of the same risks as our domestic investments, as well as certain additional risks, including the following:

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  foreign governmental laws, rules and policies, including those relating to taxation and bankruptcy and restricting the ownership of assets in the foreign country or the repatriation of profits from the foreign country to the United States and any adverse changes in these laws;

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  foreign currency devaluations that reduce the value of and returns on our foreign investments;

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  adverse changes in the availability, cost and terms of investments due to the varying economic policies of a foreign country in which we invest;

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  adverse changes in tax rates, the tax treatment of transaction structures and other changes in operating expenses of a particular foreign country in which we invest;

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  the assessment of foreign-country taxes (including withholding taxes, transfer taxes and value added taxes, any or all of which could be significant) on income or gains from our investments in the foreign country;

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  changes that adversely affect the social, political and/or economic stability of a foreign country in which we invest;

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  high inflation in the foreign countries in which we invest, which could increase the costs to us of investing in those countries;

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  deflationary periods in the foreign countries in which we invest, which could reduce demand for our assets in those countries and diminish the value of such investments and the related investment returns to us; and

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  legal and logistical barriers in the foreign countries in which we invest that materially and adversely limit our ability to enforce our contractual rights with respect to those investments.

        In addition, we may make investments in countries whose governments or economies may prove unstable. Certain of the countries in which we may invest may have political, economic and legal systems that are unpredictable, unreliable or otherwise inadequate with respect to the implementation, interpretation and enforcement of laws protecting asset ownership and economic interests. In some of the countries in which we may invest, there may be a risk of nationalization, expropriation or confiscatory taxation, which may have an adverse effect on our portfolio companies in those countries and the rates of return that we are able to achieve on such investments. We may also lose the total value of any investment which is nationalized, expropriated or confiscated. The financial results and investment opportunities available to us, particularly in developing countries and emerging markets, may be materially and adversely affected by any or all of these political, economic and legal risks.

We may acquire various structured financial instruments for purposes of "hedging" or reducing our risks, which may be costly and ineffective and could reduce the cash available to service our debt or for distribution to our shareholders.

        We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to service our debt or pay distributions to our shareholders.

We may enter into total return swaps that would expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

        A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the total return swap, which may include a specified security or loan, basket of securities or loans or securities or loan indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A total return swap is typically used to obtain exposure to a security, loan or market without owning or taking physical custody of such security or loan or investing directly in such market. A total return swap may effectively add leverage to our portfolio because, in addition to our total net assets, we would be subject to investment exposure on the amount of securities or loans subject to the total return swap. A total return swap is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In addition, because a total return swap is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage.

Defaults by our portfolio companies could jeopardize a portfolio company's ability to meet its obligations under the debt or equity investments that we hold, which could harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its debt financing and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity investments that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, some of the loans in which we may invest may be "covenant-lite" loans, which means the loans contain fewer or no financial maintenance covenants or restrictions in comparison to loans that include financial maintenance covenants. Non-financial maintenance covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, the Company may have fewer rights against a borrower when it invests in or has exposure to "covenant-lite" loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

        As part of our lending activities, we may in certain opportunistic circumstances originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Any such investment would involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company that we fund, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by us to the borrower.

Our portfolio may be focused on a limited number of portfolio companies or industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

        Beyond the asset diversification requirements associated with our qualification as a RIC for U.S. federal income tax purposes, we do not have fixed guidelines for diversification. While we are not targeting any specific industries, our investments may be focused on relatively few industries. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could significantly affect our aggregate returns.

We cannot guarantee that we will be able to obtain various required licenses in U.S. states or in any other jurisdiction where they may be required in the future.

        We are required to have and may be required in the future to obtain various state licenses to, among other things, originate commercial loans, and may be required to obtain similar licenses from other authorities, including outside of the United States, in the future in connection with one or more investments. Applying for and obtaining required licenses can be costly and take several months. We cannot assure you that we will maintain or obtain all of the licenses that we need on a timely basis. We also are and will be subject to various information and other requirements to maintain and obtain these licenses, and we cannot assure you that we will satisfy those requirements. Our failure to maintain or obtain licenses that we require, now or in the future, might restrict investment options and have other adverse consequences.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

        We invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

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  have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

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  may have limited financial resources and may be unable to meet their obligations under their debt obligations that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment;

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  may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and changing market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons and, therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on us; and

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

        In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis and in any event often have lower volumes than publicly traded securities even in normal market conditions. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. If there is no readily available market for these investments, we are required to carry these investments at fair value as determined by our board of directors. As a result, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Adviser or any of its affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction under the 1940 Act. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

        Finally, little public information generally exists about private companies and these companies may not have third-party credit ratings or audited financial statements. We must therefore rely on the ability of our Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies, and to monitor the activities and performance of these investments. To the extent that we (or other clients of the Adviser) may hold a larger number of investments, greater demands will be placed on the Adviser's time, resources and personnel in monitoring such investments, which may result in less attention being paid to any individual investment and greater risk that our investment decisions may not be fully informed. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

Certain investment analyses and decisions by the Adviser may be required to be undertaken on an expedited basis.

        Investment analyses and decisions by the Adviser may be required to be undertaken on an expedited basis to take advantage of certain investment opportunities. While we generally will not seek to make an investment until the Adviser has conducted sufficient due diligence to make a determination as to the acceptability of the credit quality of the investment and the underlying issuer, in such cases, the information available to the Adviser at the time of making an investment decision may be limited. Therefore, no assurance can be given that the Adviser will have knowledge of all circumstances that may adversely affect an investment. In addition, the Adviser may rely upon independent consultants in connection with its evaluation of proposed investments. No assurance can be given as to the accuracy or completeness of the information provided by such independent consultants and we may incur liability as a result of such consultants' actions, many of whom we will have limited recourse against in the event of any such inaccuracies.

We may not have the funds or ability to make additional investments in our portfolio companies or to fund our unfunded commitments.

        After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Even if we do have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, we prefer other opportunities, we are limited in our ability to do so by compliance with business development company requirements or in order to maintain our tax treatment as a RIC. Our ability to make follow-on investments may also be limited by our Adviser's allocation policies. Any decision not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful investment or may reduce the expected return to us on the investment.

Legislation enacted in March 2018 may allow us to incur additional leverage.

        The 1940 Act generally prohibits us from incurring indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). However, legislation enacted in March 2018 modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are allowed to increase our leverage capacity if shareholders representing at least a majority of the votes cast, at a meeting where there is a quorum, approve a proposal to do so. If we receive shareholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of our independent directors to approve an increase in our leverage capacity, and such approval would become effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage.

        As a result of this legislation, we may be able to increase our leverage up to an amount that reduces our asset coverage ratio from 200% to 150%. Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities.

Leverage is generally considered a speculative investment technique. See "Risk Factors—Risks Related to Our Business—To the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available to service our debt or for distribution to our shareholders, and result in losses."

Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.

        The SEC has proposed a new rule under the 1940 Act that would govern the use of derivatives (defined to include any swap, security-based swap, futures contract, forward contract, option or any similar instrument) as well as financial commitment transactions (defined to include reverse repurchase agreements, short sale borrowings and any firm or standby commitment agreement or similar agreement) by BDCs. Under the proposed rule, a BDC would be required to comply with one of two alternative portfolio limitations and manage the risks associated with derivatives transactions and financial commitment transactions by segregating certain assets. Furthermore, a BDC that engages in more than a limited amount of derivatives transactions or that uses complex derivatives would be required to establish a formalized derivatives risk management program. If the SEC adopts this rule in the form proposed, we may incur greater and indirect costs to engage in derivatives transactions or financial commitment transactions, and our ability to enter into transactions involving such instruments may be hindered, which could have an adverse effect on our business, financial condition and results of operations.

To the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available to service our debt or for distribution to our shareholders, and result in losses.

        The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. To the extent that we use leverage to partially finance our investments through borrowing from banks and other lenders, you will experience increased risks of investing in our securities. If the value of our assets decreases, leverage would cause our net asset value to decline more sharply than it otherwise would if we had not borrowed and employed leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have if we had not borrowed and employed leverage. Such a decline could negatively affect our ability to service our debt or make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management or incentive fees payable to our Adviser attributable to the increase in assets purchased using leverage.

        The amount of leverage that we employ will depend on our Adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

        As a BDC, generally, we are currently required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%; however, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. For additional information about the asset coverage requirements, see "Regulation—Senior Securities." If this ratio declines below 200% (or 150% if certain requirements are met), we cannot incur additional debt and could be required to sell a portion of our investments to repay some indebtedness when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to service our debt or make distributions.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

        To attempt to mitigate credit risks, we intend to take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain sufficient collateral to cover losses.

        There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan's terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

        In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we may make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

        In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to "equitable subordination." This means that depending on the facts and circumstances, including the extent to which we actually provided significant "managerial assistance," if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of inter-creditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through "standstill" periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

        If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company's ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

Risks Related to an Investment in Our Common Stock

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of our common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we not sell shares below net asset value.

        Our shares are currently offered at an offering price of $9.55 per share, but may, to the extent permitted or required under the rules and regulations of the SEC, be sold at a price necessary to ensure that shares are not sold at a price per share, after deducting applicable upfront selling commissions and dealer manager fees, that is below our net asset value per share, if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in this prospectus.

        In addition, in the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, we will reduce our offering price in order to establish a new net offering price that is not more than 2.5% above our net asset value. We will not sell our shares at a net offering price below our net asset value per share unless we obtain the requisite approval from our shareholders. Additionally, our board of directors may change the offering price at any time such that the public offering price, net of sales load, is equal to or greater than net asset value per share when we sell shares of common stock.

        As a result, your purchase price may be higher than the prior subscription closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior subscription closing price.

If we are unable to raise substantial funds in our ongoing, continuous "best efforts" offering, we may be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

        Our continuous offering is being made on a best efforts basis, whereby our Dealer Manager and participating broker-dealers are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of our shares. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

Our shares are not listed on an exchange or quoted through a quotation system and will not be listed for the foreseeable future, if ever. Therefore, our shareholders will have limited liquidity and may not receive a full return of invested capital (including front-end commissions, fees and expenses), upon selling their shares or upon liquidation of our company.

        Our shares are illiquid investments for which there is not a secondary market nor is it expected that any such secondary market will develop in the future. We intend to contemplate a liquidity event for our shareholders within three to four years after the completion of our continuous offering. A future liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our shareholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. Certain types of liquidity events, such as a listing, would allow us to retain our investment portfolio while providing our shareholders with access to a trading market for their securities.

        We do not know at this time what circumstances will exist in the future and therefore we do not know what factors our board of directors will consider in determining whether to pursue a liquidity event in the future. A liquidity event may include a sale, merger or rollover transaction with one or more affiliated investment companies managed by our Adviser or a listing with either an internal or external management structure.

        Also, since a portion of the public offering price from the sale of shares in this offering will be used to pay offering expenses and recurring expenses, the full offering price paid by our shareholders will not be invested in portfolio companies. As a result, even if we do complete a liquidity event, you may not receive a return of all of your invested capital. If we do not successfully complete a liquidity event, liquidity for your shares will be limited to participation in our share repurchase program, which may not be for a sufficient number of shares to meet your request and which we have no obligation to maintain. In addition, any shares repurchased pursuant to our share repurchase program may be purchased at a price which may reflect a discount from the purchase price shareholders paid for the shares being repurchased. See "Share Repurchase Program" for a detailed description of the share repurchase program.

        If our shares are listed on a national securities exchange or quoted through a quotation system, we cannot assure you a public trading market will develop or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies and business development companies frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock, if listed on a national securities exchange, will trade at, above or below net asset value.

Because the Dealer Manager is an affiliate of Owl Rock Capital Partners, you will not have the benefit of an independent review of this prospectus customarily performed in underwritten offerings.

        The dealer manager, Owl Rock Securities, is an affiliate of Owl Rock Capital Partners and will not make an independent review of us or the offering. Accordingly, you will have to rely on your own broker-dealer to make an independent review of the terms of this offering. If your broker-dealer does not conduct such a review, you will not have the benefit of an independent review of the terms of this offering. Further, the due diligence investigation of us by the Dealer Manager cannot be considered to be an independent review and, therefore, may not be as meaningful as a review conducted by an unaffiliated broker-dealer or investment banker. You will not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in an underwritten public securities offering. In addition, we do not, and do not expect to, have research analysts reviewing our performance or our securities on an ongoing basis. Therefore, you will not have an independent review of our performance and the value of our common stock relative to publicly traded companies.

Our Dealer Manager in our continuous offering may be unable to sell a sufficient number of shares of common stock for us to achieve our investment objective. Our ability to conduct our continuous offering successfully is dependent, in part, on the ability of our Dealer Manager to successfully establish, operate and maintain relationships with a network of broker-dealers.

        The success of our continuous public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of our Dealer Manager to establish and maintain relationships with a network of licensed securities broker-dealers and other agents to sell our shares. If our Dealer Manager fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

We intend, but are not required, to offer to repurchase your shares on a quarterly basis. As a result you will have limited opportunities to sell your shares.

        In the third quarter of 2017, we began offering, and on a quarterly basis, intend to continue offering, to repurchase shares of our common stock on such terms as may be determined by our board of directors in its complete discretion. Our board of directors has complete discretion to determine whether we will engage in any share repurchase, and if so, the terms of such repurchase. At the discretion of our board of directors, we may use cash on hand, cash available from borrowings, and cash from the sale of our investments as of the end of the applicable period to repurchase shares. We have not established limits on the amount of funds we may use from any available sources to repurchase shares; however, we will not borrow funds for the purpose of repurchasing shares if the amount of such repurchases would exceed our accrued and received Net Revenues for the previous four quarters.

        We intend to limit the number of shares to be repurchased in each quarter to the lesser of (a) 2.5% of the weighted average number of shares of our common stock outstanding in the prior 12-month period and (b) the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. All shares purchased by us pursuant to the terms of each offer to repurchase will be retired and thereafter will be authorized and unissued shares.

        Any periodic repurchase offers are subject in part to our available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While we intend to continue to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders, and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

        When we make repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price that you paid for our shares. As a result, to the extent you paid a price that includes the related sales load and to the extent you have the ability to sell your shares pursuant to our share repurchase program, the price at which you may sell shares, which will be the current net offering price per share in effect on each date of repurchase, may be lower than the amount you paid in connection with the purchase of shares in this offering.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in an acceptable timeframe.

        Delays in investing the net proceeds of this offering may impair our performance. We cannot assure you that we will be able to continue to identify investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

        Before making investments, we will invest the net proceeds of our continuous public offering primarily in cash, cash-equivalents, U.S. government securities, repurchase agreements, and/or other high-quality debt instruments maturing in one year or less from the time of investment. This will produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities and loans meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

A shareholder's interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

        Our shareholders do not have preemptive rights to purchase any shares we issue in the future. Our charter authorizes us to issue up to 300 million shares of common stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter to increase the number of shares of common stock we may issue without shareholder approval. Our board may elect to sell additional shares in the future or issue equity interests in private offerings. To the extent we issue additional equity interests at or below net asset value, your percentage ownership interest in us may be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

        Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the current net asset value of our common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, including a majority of those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our shareholders at that time will decrease and you will experience dilution.

Certain provisions of our charter and actions of the board of directors could deter takeover attempts and have an adverse impact on the value of shares of our common stock.

        Our charter, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our board of directors is divided into three classes of directors serving staggered three-year terms, which could prevent shareholders from removing a majority of directors in any given election. Our board of directors may, without shareholder action, authorize the issuance of shares in one or more classes or series, including shares of preferred stock; and our board of directors may, without shareholder action, amend our charter to increase the number of shares of our common stock, of any class or series, that we will have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of shares of our common stock the opportunity to realize a premium over the value of shares of our common stock.

Investing in our common stock involves a high degree of risk.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options, including volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The net asset value of our common stock may fluctuate significantly.

        The net asset value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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  changes in the value of our portfolio of investments and derivative instruments as a result of changes in market factors, such as interest rate shifts, and also portfolio specific performance, such as portfolio company defaults, among other reasons;

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  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

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  loss of RIC tax treatment or business development company status;

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  distributions that exceed our net investment income and net income as reported according to U.S. GAAP;

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  changes in earnings or variations in operating results;

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  changes in accounting guidelines governing valuation of our investments;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors;

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  departure of our Adviser or certain of its key personnel;

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  general economic trends and other external factors; and

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  loss of a major funding source.

The amount of any distributions we may make is uncertain. We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flows from operations, net investment income or earnings are not sufficient to fund declared distributions.

        We may fund distributions from the uninvested proceeds of an offering, borrowings and expense reimbursements from our Adviser, which is subject to recoupment. We have not established limits on the amount of funds we may use from such proceeds or borrowings or expense reimbursements to make any such distributions; however, we will not borrow funds for the purpose of making distributions if the amount of such distributions would exceed our accrued and received Net Revenues for the previous four quarters. We may pay distributions from the sale of assets to the extent distributions exceed our earnings or cash flows from operations. Distributions from offering proceeds or from borrowings could reduce the amount of capital we ultimately invest in our investment portfolio.

Our distributions to shareholders may be funded from expense reimbursements or waivers of investment advisory fees that are subject to repayment pursuant to our Expense Support Agreement.

        Substantial portions of our distributions may be funded through the reimbursement of certain expenses by our Adviser and its affiliates, including through the waiver of certain investment advisory fees by our Adviser, that are subject to repayment by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees will not be based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser and its affiliates continue to make such reimbursements or waivers of such fees. Our future repayments of amounts reimbursed or waived by our Adviser or its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that we will achieve the performance necessary to be able to pay distributions at a specific rate or at all. Our Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods.

Shareholders will experience dilution in their ownership percentage if they do not participate in our distribution reinvestment plan.

        All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan will generally be automatically reinvested in shares of our common stock if the investor opts in to the plan. As a result, shareholders that do not elect to participate in our distribution reinvestment plan will experience dilution over time. Shareholders who do not elect to participate in our distribution reinvestment plan may experience accretion to the net asset value of their shares if our shares are trading at a premium to net asset value and dilution if our shares are trading at a discount to net asset value. The level of accretion or discount would depend on various factors, including the proportion of our shareholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to shareholders.

The existence of a large number of outstanding shares and shareholders prior to completion of the listing of our securities on a national securities exchange could negatively affect our stock price.

        The ability of our shareholders to liquidate their investments will be limited. If we were to list our common stock on a securities exchange in the future, a large volume of sales of these shares could decrease the prevailing market prices of our common stock and could impair our ability to raise additional capital through the sale of equity securities in the future. Even if a substantial number of sales are not affected, the mere perception of the possibility of these sales could depress the market price of our common stock and have a negative effect on our ability to raise capital in the future. In addition, anticipated downward pressure on our common stock price due to actual or anticipated sales of common stock from this market overhang could cause some institutions or individuals to engage in short sales of our common stock, which may itself cause the price of our stock to decline.

The price that an investor pays for our shares may not reflect the current net asset value of our company at the time of his or her subscription.

        If our net asset value increases above our net proceeds per share as stated in this prospectus, we will sell our shares at a higher price as necessary to ensure that shares are not sold at a net price, after deduction of upfront selling commissions and dealer manager fees, that is below our net asset value per share. Also we will file a supplement to this prospectus with the SEC, or amend our registration statement, if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in this prospectus. Therefore, the net proceeds per share, net of the sales load, from a new investor may be in excess of the then current net asset value per share.

        In addition, in the event of a material decline in our net asset value per share which we consider to be a 2.5% decrease below our current net offering price, we will reduce our offering price in order to establish a new net offering price per share that is not more than 2.5% above our net asset value.

Preferred stock could be issued with rights and preferences that would adversely affect holders of our common stock.

        Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more series without shareholder approval, which could potentially adversely affect the interests of existing shareholders.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value of our common stock may become more volatile.

        We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value of our common stock to become more volatile. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of such leverage to the holders of our common stock would be reduced. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock or debt securities. This decline in net asset value would also tend to cause a greater decline in the market price, if any, for our common stock.

        There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios, which may be required by the preferred stock, debt securities or convertible debt, or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund the redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt, or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect certain members of the board of directors and have class voting rights on certain matters.

        The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred shareholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our tax treatment as a RIC for U.S. federal income tax purposes.

We expend significant financial and other resources to comply with the requirements of being a public entity.

        As a public entity, we are subject to the reporting requirements of the 1934 Act and requirements of the Sarbanes-Oxley Act. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting, which are discussed below. In order to maintain and improve the effectiveness of our disclosure controls and procedures and internal controls, significant resources and management oversight are required. We have implemented procedures, processes, policies and practices for the purpose of addressing the standards and requirements applicable to public companies. These activities may divert management's attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

        The systems and resources necessary to comply with public company reporting requirements will increase further once we cease to be an "emerging growth company" under the JOBS Act. As long as we remain an emerging growth company, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We expect to remain an emerging growth company for up to five years following the completion of our initial public offering of common equity securities or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.07 billion, (ii) December 31 of the fiscal year that we become a "large accelerated filer" as defined in Rule 12b-2 under the 1934 Act which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period.

Federal Income Tax Risks

We cannot predict how tax reform legislation will affect us, our investments, or our shareholders, and any such legislation could adversely affect our business.

        Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. In December 2017, the U.S. House of Representatives and U.S. Senate passed tax reform legislation, which the President signed into law. Such legislation has made many changes to the Internal Revenue Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our shareholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our shareholders of such qualification, or could have other adverse consequences. Shareholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.

We will be subject to corporate-level income tax if we are unable to qualify for and maintain our tax treatment as a RIC under Subchapter M of the Code or if we make investments through taxable subsidiaries.

        To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements. See "Tax Matters."

        The annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement"). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the "spillback dividend" provisions of Subchapter M. We would be taxed, at regular corporate rates, on retained income and/or gains, including any short-term capital gains or long-term capital gains. We also must satisfy an additional annual distribution requirement with respect to each calendar year in order to avoid a 4% excise tax on the amount of the under-

distribution. Because we may use debt financing, we are subject to (i) an asset coverage ratio requirement under the 1940 Act and may, in the future, be subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, or choose or are required to retain a portion of our taxable income or gains, we could (1) be required to pay excise taxes and (2) fail to qualify for RIC tax treatment, and thus become subject to corporate-level income tax on our taxable income (including gains).

        The income source requirement will be satisfied if we obtain at least 90% of our annual income from dividends, interest, gains from the sale of stock or securities, or other income derived from the business of investing in stock or securities.

        The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Specifically, at least 50% of the value of our assets must consist of cash, cash-equivalents (including receivables), U.S. government securities, securities of other RICs, and other acceptable securities if such securities or any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships." Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

        If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

        We may invest in certain debt and equity investments through taxable subsidiaries and the net taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding, and value added taxes).

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, since we will likely hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK, secondary market purchases of debt securities at a discount to par, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as unrealized appreciation for foreign currency forward contracts and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as "passive foreign investment companies" and/or "controlled foreign corporations." The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate-level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash.

        Unrealized appreciation on derivatives, such as foreign currency forward contracts, may be included in taxable income while the receipt of cash may occur in a subsequent period when the related contract expires. Any unrealized depreciation on investments that the foreign currency forward contracts are designed to hedge are not currently deductible for tax purposes. This can result in increased taxable income whereby we may not have sufficient cash to pay distributions or we may opt to retain such taxable income and pay a 4% excise tax. In such cases we could still rely upon the "spillback provisions" to maintain RIC tax treatment.

        We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts with respect to debt securities acquired in the secondary market and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes. Because any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        In addition to factors previously identified elsewhere in this prospectus, including the "Risk Factors" section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

  •
  an economic downturn could impair our portfolio companies' ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

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  an economic downturn could disproportionately impact the companies that we intend to target for investment, potentially causing us to experience a decrease in investment opportunities and diminished demand for capital from these companies;

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  an economic downturn could also impact availability and pricing of our financing;

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  a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

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  interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

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  currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

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  our future operating results;

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  our business prospects and the prospects of our portfolio companies;

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  our contractual arrangements and relationships with third parties;

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  the ability of our portfolio companies to achieve their objectives;

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  competition with other entities and our affiliates for investment opportunities;

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  the speculative and illiquid nature of our investments;

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  the use of borrowed money to finance a portion of our investments as well as any estimates regarding potential use of leverage;

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  the adequacy of our financing sources and working capital;

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  the loss of key personnel;

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  the timing of cash flows, if any, from the operations of our portfolio companies;

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  the ability of the Adviser to locate suitable investments for us and to monitor and administer our investments;

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  the ability of the Adviser to attract and retain highly talented professionals;

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  our ability to qualify for and maintain our tax treatment as a RIC under the Code, and as a BDC;

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  the effect of legal, tax and regulatory changes; and

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  other risks, uncertainties and other factors previously identified in the reports and other documents we have filed with the SEC.

        This prospectus and any prospectus supplement, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as

"trend," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "potential," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve" and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions.

        Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

 ESTIMATED USE OF PROCEEDS

        On April 4, 2017, we received subscription agreements totaling $10.0 million for the purchase of shares of our common stock from a private placement from certain individuals and entities affiliated with the Adviser. Pursuant to the terms of those subscription agreements, the individuals and entities affiliated with the Adviser agreed to pay for such shares of common stock upon demand by one of our executive officers. On April 4, 2017, we sold 277,778 shares pursuant to such subscription agreements and met the minimum offering requirement for our continuous public offering of $2.5 million. Since commencing our continuous public offering and through April 23, 2019, we have issued 64,180,779 shares of our common stock for gross proceeds of approximately $597.15 million, including seed capital contributed by the Adviser in September 2016 and approximately $10.0 million in gross proceeds raised in a private placement from certain individuals and entities affiliated with the Adviser.

        We will invest the proceeds from each weekly subscription closing generally within 30 to 90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash-equivalents, U.S. government securities, money market funds and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a business development company and our intention to qualify annually as a RIC. We may also use a portion of the net proceeds to pay our operating expenses, fund distributions to shareholders and for general corporate purposes. Any distributions we make during such period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

        Under the terms of our Investment Advisory Agreement, the Adviser is entitled to receive up to 1.5% of gross proceeds raised in our continuous public offering until all organization and offering costs funded by the Adviser or its affiliates have been recovered. However, we estimate that we will incur approximately $18.91 million of offering expenses in connection with this offering, or approximately 0.75% of the gross proceeds, assuming maximum gross proceeds of $2.5 billion. Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.

        The following table sets forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Company sells the maximum number of shares registered in this offering, or 264,000,000 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our shares and the actual number of shares we sell in this offering. The table below assumes that shares are sold at the current offering price of $9.55 per share. Such amount is subject to increase or decrease based upon, among other things, our net asset value per share.

        The amounts in this table assume that the full fees are paid on all shares offered to the public on a best efforts basis. All or a portion of the upfront sales commissions and dealer manager fees may be reduced or eliminated in connection with certain categories of sales, such as sales to our affiliates. See "Plan of Distribution." The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments.

        Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.

	Maximum Offering
	Amount	%
Gross Proceeds	$2,521,200,000	100.0%
Less Sales Load and Offering Expenses:
Upfront Sales Load(1)	$126,720,000	5.0%
Offering Expenses	$18,909,000	0.75%

Net Proceeds/Amount Available for Investments	$2,375,571,000	94.25%

(1)
As shares are sold, you will pay a maximum upfront sales load of 5.0% for combined upfront selling commissions and dealer manager fees to our Dealer Manager in accordance with the terms of the Dealer Manager Agreement.

 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The information contained in this section should be read in conjunction with "Consolidated Financial Statements and Supplemental Data". This discussion contains forward-looking statements, which relate to future events or the future performance or financial condition of Owl Rock Capital Corporation II and involves numerous risks and uncertainties, including, but not limited to, those described in "Risk Factors". This discussion also should be read in conjunction with the "Special Note Regarding Forward Looking Statements" set forth on page 73. Actual results could differ materially from those implied or expressed in any forward-looking statements.

Overview

        Owl Rock Capital Corporation II (the "Company", "we", "us", or "our") is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company ("BDC") under the 1940 Act. Formed as a Maryland corporation on October 15, 2015, we are externally managed by Owl Rock Capital Advisors LLC (the "Adviser") which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. The Adviser is registered as an investment adviser with the Securities and Exchange Commission ("SEC"). We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. On March 15, 2017, we formed a wholly-owned subsidiary, OR Lending II LLC, a Delaware limited liability company, which holds a California finance lenders license. OR Lending II LLC originates loans to borrowers headquartered in California.

        We are managed by our Adviser. Our Adviser is registered with the SEC as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, our Adviser manages the day-to-day operations of, and provides investment advisory and management services, to us. The Adviser or its affiliates may engage in certain organizational activities and receive attendant arrangement, structuring or similar fees. Our Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of management professionals. Our Board consists of seven directors, four of whom are independent.

        We are conducting a continuous public offering for up to 264,000,000 shares of our common stock. On September 30, 2016, the Adviser purchased 100 shares of our common stock at $9.00 per share, which represented the initial public offering price of $9.47 per share, net of combined upfront selling commissions and dealer manager fees. The Adviser will not tender these shares for repurchase as long as the Adviser remains our investment adviser. There is no current intention for the Adviser to discontinue in its role. On April 4, 2017, we received subscription agreements totaling $10.0 million for the purchase of shares of our common stock from a private placement from certain individuals and entities affiliated with the Adviser. Pursuant to the terms of those subscription agreements, the individuals and entities affiliated with the Adviser agreed to pay for such shares of common stock upon demand by one of our executive officers. On April 4, 2017, we sold 277,778 shares pursuant to such subscription agreements and met the minimum offering requirement for our continuous public offering of $2.5 million. The purchase price of these shares sold in the private placement was $9.00 per share, which represented the initial public offering price of $9.47 per share, net of selling commissions and dealer manager fees. In April 2017, we commenced operations and made our first portfolio company investment. Since meeting the minimum offering requirement and commencing our continuous public offering and through December 31, 2018, we have issued 48,173,275 shares of our common stock for gross proceeds of approximately $449.0 million, including seed capital contributed by our Adviser in

September 2016 and approximately $10.0 million in gross proceeds raised in the private placement from certain individuals and entities affiliated with Owl Rock Capital Advisors. As of February 27, 2019, we have issued 55,047,733 shares of our common stock and have raised total gross proceeds of approximately $512.7 million, including seed capital contributed by our Adviser in September 2016 and approximately $10 million in gross proceeds raised from certain individuals and entities affiliated with Owl Rock Capital Advisors LLC.

        Our Adviser also serves as investment adviser to Owl Rock Capital Corporation. Owl Rock Capital Corporation was formed on October 15, 2015 as a corporation under the laws of the State of Maryland and has elected to be treated as a BDC under the 1940 Act. Its investment objective is similar to our investment objective, which is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. From March 3, 2016 through March 2, 2018, Owl Rock Capital Corporation conducted private offerings, or Private Offerings, of its common shares to investors in reliance on exemptions from the registration requirements of the Securities Act of 1933 as amended. As of December 31, 2018, Owl Rock Capital Corporation had $5.5 billion in total capital commitments from investors.

        The Adviser is under common control with Owl Rock Technology Advisors LLC ("ORTA") and Owl Rock Capital Private Fund Advisors LLC ("ORCPFA"), which also are investment advisers and subsidiaries of Owl Rock Capital Partners. The Adviser, ORTA, ORCPFA and Owl Rock Capital Partners are referred to, collectively, as "Owl Rock." ORTA serves as investment adviser to Owl Rock Technology Finance Corp. and ORCPFA serves as investment adviser to Owl Rock First Lien Master Fund, L.P. Owl Rock Technology Finance Corp. is a BDC and its investment objective is to maximize total return by generating current income from its debt investments and other income producing securities, and capital appreciation from its equity and equity-linked investments. Owl Rock Technology Finance Corp. has adopted a policy to invest, under normal circumstances, at least 80% of the value of its assets in technology-related companies. Owl Rock First Lien Master Fund intends to originate and make loans to, and make debt investments in, U.S. middle market companies.

        In addition, we and the Adviser have entered into a dealer manager agreement with Owl Rock Securities and certain participating broker dealers to solicit capital. Fees paid pursuant to these agreements will be paid by our Adviser.

        We may be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. We, our Adviser and certain affiliates, have been granted exemptive relief by the SEC to permit us to co-invest with other funds managed by our Adviser or certain of its affiliates, including Owl Rock Capital Corporation and Owl Rock Technology Finance Corp., in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. Owl Rock's investment allocation policy seeks to ensure equitable allocation of investment opportunities between us and/or other funds managed by our Adviser or its affiliates. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of other funds established by our Adviser or its affiliates that could avail themselves of exemptive relief.

        We have elected to be regulated as a BDC under the 1940 Act and as a regulated investment company ("RIC") for tax purposes under the Code. As a result, we are required to comply with various statutory and regulatory requirements, such as:

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  the requirement to invest at least 70% of our assets in "qualifying assets", as such term is defined in the 1940 Act;

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  source of income limitations;

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  asset diversification requirements; and

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  the requirement to distribute (or be treated as distributing) in each taxable year at least 90% of our investment company taxable income and tax-exempt interest for that taxable year.

Our Investment Framework

        We are a Maryland corporation organized primarily to originate and make loans to, and make debt and equity investments in, U.S. middle market companies. Our investment objective is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Since our Adviser and its affiliates began investment activities in April 2016 through December 31, 2018, our Adviser and its affiliates have originated $11.1 billion aggregate principal amount of investments, of which $9.8 billion aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates. We seek to generate current income primarily in U.S. middle market companies through direct originations of senior secured loans or originations of unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, investments in equity-related securities including warrants, preferred stock and similar forms of senior equity.

        We define "middle market companies" generally to mean companies with earnings before interest expense, income tax expense, depreciation and amortization, or "EBITDA," between $10 million and $250 million annually and/or annual revenue of $50 million to $2.5 billion at the time of investment, although we may on occasion invest in smaller or larger companies if an opportunity presents itself.

        We expect that generally our portfolio composition will be majority debt or income producing securities, which may include "covenant-lite" loans (as defined below), with a lesser allocation to equity or equity-linked opportunities. These investments may include high-yield bonds, which are often referred to as "junk" bonds, and broadly-syndicated loans. In addition, we may invest a portion of our portfolio in opportunistic investments, such as in large U.S. companies or foreign companies, which will not be our primary focus, but will be intended to enhance returns to our Shareholders. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.

        Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company's financial performance. However, to a lesser extent, we may invest in "covenant-lite" loans. We use the term "covenant-lite" to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, "covenant-lite" loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, to the extent we invest in "covenant-lite" loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

        As of December 31, 2018, our average investment size in each of our portfolio companies was approximately $12.3 million based on fair value. As of December 31, 2018, excluding certain investments that fall outside our typical borrower profile, our portfolio companies representing 97.1% of our total portfolio based on fair value, had weighted average annual revenue of $605 million and weighted average annual EBITDA of $95 million.

        The companies in which we invest use our capital to support their growth, acquisitions, market or product expansion, refinancings and/or recapitalizations. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB– or Baa3), which is often referred to as "junk".

Key Components of Our Results of Operations

  Investments

        We focus primarily on the direct origination of loans to middle market companies domiciled in the United States.

        Our level of investment activity (both the number of investments and the size of each investment) can and will vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make.

        In addition, as part of our risk strategy on investments, we may reduce the levels of certain investments through partial sales or syndication to additional lenders.

  Revenues

        We generate revenues primarily in the form of interest income from the investments we hold. In addition, we may generate income from dividends on either direct equity investments or equity interests obtained in connection with originating loans, such as options, warrants or conversion rights. Our debt investments typically have a term of three to ten years. As of December 31, 2018, 97.1% of our debt investments based on fair value bear interest at a floating rate, subject to interest rate floors in certain cases. Interest on our debt investments is generally payable either monthly or quarterly.

        Our investment portfolio consists of floating rate loans, and our credit facilities bear interest at floating rates. Macro trends in base interest rates like London Interbank Offered Rate ("LIBOR") may affect our net investment income over the long term. However, because we generally originate loans to a small number of portfolio companies each quarter, and those investments vary in size, our results in any given period, including the interest rate on investments that were sold or repaid in a period compared to the interest rate of new investments made during that period, often are idiosyncratic, and reflect the characteristics of the particular portfolio companies that we invested in or exited during the period and not necessarily any trends in our business or macro trends.

        Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income using the effective yield method for term instruments and the straight-line method for revolving or delayed draw instruments. Repayments of our debt investments can reduce interest income from period to period. The frequency or volume of these repayments may fluctuate significantly. We record prepayment premiums on loans as interest income. We may also generate revenue in the form of commitment, loan origination, structuring, or due diligence fees, fees for providing managerial assistance to our portfolio companies and possibly consulting fees.

        Dividend income on equity investments is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded companies.

        Our portfolio activity also reflects the proceeds from sales of investments. We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized gains (losses) on investments in the consolidated statement of operations.

  Expenses

        Our primary operating expenses include the payment of the management fee, performance based incentive fee, and expenses reimbursable under the Administration Agreement and Investment Advisory Agreement. The management fee and performance based incentive fee compensate our Adviser for work in identifying, evaluating, negotiating, closing, monitoring and realizing our investments.

        Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, are provided and paid for by the Adviser. We bear our allocable portion of the compensation paid by the Adviser (or its affiliates) to our Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs). We bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Administration Agreement; and (iii) all other expenses of our operations and transactions including, without limitation, those relating to:

  •
  expenses deemed to be "organization and offering expenses" for purposes of Conduct Rule 2310(a)(12) of Financial Industry Regulatory Authority (exclusive of commissions, the dealer manager fee, any discounts and other similar expenses paid by investors at the time of sale of our stock);

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  the cost of corporate and organizational expenses relating to offerings of shares of our common stock;

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  the cost of calculating our net asset value, including the cost of any third-party valuation services;

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  the cost of effecting any sales and repurchases of our common stock and other securities;

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  fees and expenses payable under any dealer manager agreements, if any;

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  debt service and other costs of borrowings or other financing arrangements;

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  costs of hedging;

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  expenses, including travel expense, incurred by the Adviser, or members of the investment team, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing our rights;

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  escrow agent, transfer agent and custodial fees and expenses;

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  fees and expenses associated with marketing efforts;

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  federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies;

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  federal, state and local taxes;

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  independent directors' fees and expenses, including certain travel expenses;

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  costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees, listing fees and licenses, and the compensation of professionals responsible for the preparation of the foregoing;

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  the costs of any reports, proxy statements or other notices to our shareholders (including printing and mailing costs);

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  the costs of any shareholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters;

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  commissions and other compensation payable to brokers or dealers;

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  research and market data;

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  fidelity bond, directors' and officers' errors and omissions liability insurance and other insurance premiums;

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  direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

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  fees and expenses associated with independent audits, outside legal and consulting costs;

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  costs of winding up;

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  costs incurred in connection with the formation or maintenance of entities or vehicles to hold our assets for tax or other purposes;

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  extraordinary expenses (such as litigation or indemnification); and

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  costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.

        We expect, but cannot assure, that our general and administrative expenses will increase in dollar terms during periods of asset growth, but will decline as a percentage of total assets during such periods.

  Expense Support and Conditional Reimbursement Agreement

        We have entered into an Expense Support and Conditional Reimbursement Agreement (the "Expense Support Agreement") with the Adviser, the purpose of which is to ensure that no portion of our distributions to shareholders will represent a return of capital for tax purposes. The Expense Support Agreement became effective as of April 4, 2017, the date that the Company met the minimum offering requirement.

        On a quarterly basis, the Adviser shall reimburse us for "Operating Expenses" (as defined below) in an amount equal to the excess of our cumulative distributions paid to our shareholders in each quarter over "Available Operating Funds" (as defined below) received by us on account of our investment portfolio during such quarter. Any payments required to be made by the Adviser pursuant to the preceding sentence are referred to herein as an "Expense Payment".

        Pursuant to the Expense Support Agreement, "Operating Expenses" means all of our operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles for investment companies. "Available Operating Funds" means the sum of (i) our estimated investment company taxable income (including realized net short-term capital gains reduced by realized net long-term capital losses), (ii) our realized net capital gains (including the excess of realized net long-term capital gains over realized net short-term capital losses) and (iii) dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies, if any (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

        The Adviser's obligation to make an Expense Payment shall automatically become a liability of the Adviser and the right to such Expense Payment will be an asset of ours on the last business day of the applicable quarter. The Expense Payment for any quarter will be paid by the Adviser to us in any combination of cash or other immediately available funds, and/or offset against amounts due from us to the Adviser no later than the earlier of (i) the date on which we close our books for such quarter, or (ii) forty-five days after the end of such quarter.

        Following any quarter in which Available Operating Funds exceed the cumulative distributions paid by us in respect of such quarter (the amount of such excess being hereinafter referred to as "Excess Operating Funds"), we will pay such Excess Operating Funds, or a portion thereof, in accordance with the stipulations below, as applicable, to the Adviser, until such time as all Expense Payments made by the Adviser to us within three years prior to the last business day of such quarter have been reimbursed. Any payments required to be made by us are referred to as a "Reimbursement Payment".

        The amount of the Reimbursement Payment for any quarter shall equal the lesser of (i) the Excess Operating Funds in respect of such quarter and (ii) the aggregate amount of all Expense Payments made by the Adviser to us within three years prior to the last business day of such quarter that have not been previously reimbursed by us to the Adviser. The payment will be reduced to the extent that such Reimbursement Payments, together with all other Reimbursement Payments paid during the fiscal year, would cause Other Operating Expenses defined as our total Operating Expenses, excluding base management fees, incentive fees, organization and offering expenses, distribution and shareholder servicing fees, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses on an annualized basis and net of any Expense Payments received by us during the fiscal year to exceed the lesser of: (i) 1.75% of our average net assets attributable to the shares of our common stock for the fiscal year-to-date period after taking such Expense Payments into account; and (ii) the percentage of our average net assets attributable to shares of our common stock represented by Other Operating Expenses during the fiscal year in which such Expense Payment was made (provided, however, that this clause (ii) shall not apply to any Reimbursement Payment which relates to an Expense Payment made during the same fiscal year).

        No Reimbursement Payment for any quarter will be made if: (1) the "Effective Rate of Distributions Per Share" (as defined below) declared by us at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) our "Operating Expense Ratio" (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. Pursuant to the Expense Support Agreement, "Effective Rate of Distributions Per Share" means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any. The "Operating Expense Ratio" is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to Adviser, and interest expense, by our net assets.

        The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. We or the Adviser will be able to terminate the Expense Support Agreement at any time, with or without notice. The Expense Support Agreement will automatically terminate in the event of (a) the termination of the Investment Advisory Agreement, or (b) a determination by our Board to dissolve or liquidate the Company. Upon termination of the Expense Support Agreement, we will be required to fund any Expense Payments that have not been reimbursed by us to the Adviser. As of December 31, 2018, the amount of Expense Support payments provided by our Adviser since inception is $5.6 million.

  Fee Waivers

        On June 8, 2018, our Adviser agreed, at all times prior to the date of the closing of a liquidity event, to waive (A) any portion of the management fee that is in excess of 1.50% of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters, calculated in accordance with the Investment Advisory Agreement, (B) any portion of the incentive fee on net investment income that is in excess of 17.5% of our pre-incentive fee net investment income, which shall be calculated in accordance with the Investment Advisory Agreement but based on a quarterly preferred return of 1.50% per quarter and an upper level breakpoint of 1.818%, and (C) any portion of the incentive fee on capital gains that is in excess of 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of such calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis, minus the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP. Any portion of the management fee, incentive fee on net investment income and incentive fee on capital gains waived will not be subject to recoupment.

        On February 27, 2019, our Adviser agreed to waive 100% of the incentive fee on net investment income for the year ended December 31, 2018, as calculated in accordance with U.S. GAAP. Any portion of the incentive fee on net investment income waived will not be subject to recoupment.

  Reimbursement of Administrative Services

        We will reimburse our Adviser for the administrative expenses necessary for its performance of services to us. However, such reimbursement will be made at an amount equal to the lower of our Adviser's actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. Also, such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse our Adviser for any services for which it receives a separate fee, for example rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of our Adviser.

  Leverage

        The amount of leverage we use in any period depends on a variety of factors, including cash available for investing, the cost of financing and general economic and market conditions. Generally, our total borrowings are limited so that we cannot incur additional borrowings, including through the issuance of additional debt securities, if such additional indebtedness would cause our asset coverage ratio to fall below 200%, as defined in the 1940 Act; however, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. The reduced asset coverage requirement would permit a BDC to double the amount of leverage it could incur. We are permitted to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive such shareholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the required majority (as defined in Section 57(o) of the 1940 Act) of the independent members of our Board approves such increase with such approval becoming effective after one year. In either case, we would be required to extend to our shareholders, as of the date of such approval, the opportunity to sell the shares of common stock that they hold and we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. For shareholders accepting such an offer, the Company would be required to repurchase 25% of such shareholders' eligible shares in each of the four calendar quarters following the calendar quarter in which the approval occurs. In addition, before incurring any such additional leverage, we would have to renegotiate or receive a waiver from the contractual leverage limitations under our existing credit facilities and notes.

        In any period, our interest expense will depend largely on the extent of our borrowing and we expect interest expense will increase as we increase our leverage over time subject to the limits of the 1940 Act. In addition, we may dedicate assets to financing facilities.

  Market Trends

        We believe the middle-market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns based on a combination of the following factors:

        Limited Availability of Capital for Middle-Market Companies.    We believe that regulatory and structural changes in the market have reduced the amount of capital available to U.S. middle-market companies. In particular, we believe there are currently fewer providers of capital to middle market companies. We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. We also believe that there is a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold its loans without having to syndicate them, coupled with reduced capacity of traditional lenders to serve the middle-market, present an attractive opportunity to invest in middle-market companies.

        Capital Markets Have Been Unable to Fill the Void in U.S. Middle Market Finance Left by Banks.    While underwritten bond and syndicated loan markets have been robust in recent years, middle market companies are less able to access these markets for reasons including the following:

        High Yield Market—Middle market companies generally are not issuing debt in an amount large enough to be an attractively sized bond. High yield bonds are generally purchased by institutional investors who, among other things, are focused on the liquidity characteristics of the bond being issued. For example, mutual funds and exchange traded funds ("ETFs") are significant buyers of underwritten bonds. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities' initial investment decision. Because there is typically little or no active secondary market for the debt of U.S. middle market companies, mutual funds and ETFs generally do not provide debt capital to U.S. middle market companies. We believe this is likely to be a persistent problem and creates an advantage for those like us who have a more stable capital base and have the ability to invest in illiquid assets.

        Syndicated Loan Market—While the syndicated loan market is modestly more accommodating to middle market issuers, as with bonds, loan issue size and liquidity are key drivers of institutional appetite and, correspondingly, underwriters' willingness to underwrite the loans. Loans arranged through a bank are done either on a "best efforts" basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as "flex", to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Furthermore, banks are generally reluctant to underwrite middle market loans because the arrangement fees they may earn on the placement of the debt generally are not sufficient to meet the banks' return hurdles. Loans provided by companies such as ours provide certainty to issuers in that we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market "flex" or other arrangements that banks may require when acting on an agency basis.

        Robust Demand for Debt Capital.    We believe U.S. middle market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. In addition, we believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $1.2 trillion as of December 2018, will continue to drive deal activity. We expect that private equity sponsors will continue to pursue acquisitions and leverage their equity investments with secured loans provided by companies such as us.

        The Middle Market is a Large Addressable Market.    According to GE Capital's National Center for the Middle Market 4th quarter 2018 Middle Market Indicator, there are approximately 200,000 U.S. middle market companies, which have approximately 47.9 million aggregate employees. Moreover, the U.S. middle market accounts for one-third of private sector gross domestic product ("GDP"). GE defines U.S. middle market companies as those between $10 million and $1 billion in annual revenue, which we believe has significant overlap with our definition of U.S. middle market companies.

        Attractive Investment Dynamics.    An imbalance between the supply of, and demand for, middle market debt capital creates attractive pricing dynamics. We believe the directly negotiated nature of middle market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers' expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.

        Conservative Capital Structures.    Following the credit crisis, which we define broadly as occurring between mid-2007 and mid-2009, lenders have generally required borrowers to maintain more equity as a percentage of their total capitalization, specifically to protect lenders during economic downturns. With more conservative capital structures, U.S. middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, U.S. middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and, when necessary, restructuring process.

        Attractive Opportunities in Investments in Loans.    We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities. We believe that opportunities in senior secured loans are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. Given the current low interest rate environment, we believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer's security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are secured by the issuer's assets, which may provide protection in the event of a default.

Portfolio and Investment Activity

        As of December 31, 2018, based on fair value, our portfolio consisted of 82.1% first lien debt investments, 14.8% second-lien debt investments, 2.9% unsecured debt investments and less than 0.2% equity investments.

        As of December 31, 2018, our weighted average total yield of the portfolio at fair value and amortized cost was 9.0% and 8.8%, respectively, and our weighted average yield of debt and income producing securities at fair value and amortized cost was 9.1% and 8.8%, respectively.

        As of December 31, 2018, we had investments in 59 portfolio companies with an aggregate fair value of $728.8 million.

        Our investment activity for the years ended December 31, 2018 and 2017 is presented below (information presented herein is at par value unless otherwise indicated).

	For the Years Ended December 31,
($ in thousands)	2018	2017
New investment commitments
Gross originations	$952,391	$86,593
Less: Sell downs	(68,372)	(8,625)

Total new investment commitments	$884,019	$77,968

Principal amount of investment funded:
First-lien senior secured debt investments	$624,880	$37,563
Second-lien senior secured debt investments	116,819	30,968
Unsecured debt investments	22,000	—
Equity investments	1,679	377

Total principal amount of investments funded	$765,377	$68,908

Principal amount of investments sold or repaid:
First-lien senior secured debt investments	$(76,542)	$(1,500)
Second-lien senior secured debt investments	(34,498)	—
Unsecured debt investments	—	—
Equity investments	(377)	—

Total principal amount of investments sold or repaid	$(111,417)	$(1,500)

Number of new investment commitments in new portfolio companies(1)	49	23
Average new investment commitment amount	$14,793	$3,390
Weighted average term for new investment commitments (in years)	5.7	6.3
Percentage of new debt investment commitments at floating rates	97.5%	100.0%
Percentage of new debt investment commitments at fixed rates	2.5%	0.0%
Weighted average interest rate of new investment commitments(2)	8.5%	7.5%
Weighted average spread over LIBOR of new floating rate investment commitments	5.6%	6.7%

(1)
Number of new investment commitments represents commitments to a particular portfolio company.

(2)
Assumes each floating rate commitment is subject to the greater of the interest rate floor (if applicable) or 3-month LIBOR, which was 2.81% and 1.69% as of December 31, 2018 and 2017, respectively.

        Investments at fair value and amortized cost consisted of the following as of December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$599,832	$598,222	$39,130	$39,173
Second-lien senior secured debt investments	108,470	107,717	26,537	26,586
Unsecured debt investments	22,000	21,218	—	—
Equity investments	1,679	1,655	377	377

Total Investments	$731,981	$728,812	$66,044	$66,136

        The table below describes investments by industry composition based on fair value as of December 31, 2018 and 2017:

	December 31, 2018	December 31, 2017
Advertising and media	6.0%	—%
Aerospace and defense	6.7	—
Automotive	3.1	—
Buildings and real estate	3.9	9.7
Business services	5.8	3.5
Chemicals	2.5	—
Consumer products	0.1	1.5
Containers and packaging	1.5	14.8
Distribution	7.0	5.9
Education	3.0	—
Energy equipment and services	1.4	2.6
Financial services	2.0	12.7
Food and beverage	8.1	—
Healthcare providers and services	5.5	11.4
Healthcare technology	1.5	—
Household products	0.6	9.7
Human resource support services	—	0.7
Infrastructure and environmental services	1.1	—
Internet software and services	8.7	1.4
Leisure and entertainment	3.3	8.8
Manufacturing	1.2	6.9
Oil and gas	4.3	8.0
Professional services	12.7	—
Specialty retail	3.7	—
Telecommunications	2.1	—
Transportation	4.2	2.4

Total	100.0%	100.0%

        The table below describes investments by geographic composition based on fair value as of December 31, 2018 and 2017:

	December 31, 2018	December 31, 2017
United States:
Midwest	22.6%	20.7%
Northeast	20.5	17.0
South	31.4	38.0
West	21.4	14.5
Belgium	2.2	7.7
United Kingdom	1.9	2.1

Total	100.0%	100.0%

        The weighted average yields and interest rates of our investments at fair value as of December 31, 2018 and 2017 were as follows:

	December 31, 2018	December 31, 2017
Weighted average total yield of portfolio	9.0%	9.0%
Weighted average total yield of debt and income producing securities	9.1%	9.1%
Weighted average interest rate of debt securities	8.6%	8.4%
Weighted average spread over LIBOR of all floating rate investments	6.0%	6.9%

        The weighted average yield of our debt and income producing securities is not the same as a return on investment for our shareholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our and our subsidiaries' fees and expenses. The weighted average yield was computed using the effective interest rates as of each respective date, including accretion of original issue discount and loan origination fees, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.

        Our Adviser monitors our portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action with respect to each portfolio company. Our Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

  •
  assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

  •
  periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

  •
  comparisons to other companies in the portfolio company's industry; and

  •
  review of monthly or quarterly financial statements and financial projections for portfolio companies.

        As part of the monitoring process, our Adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our Adviser rates the credit risk of all investments on a scale of 1 to 5. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. The rating system is as follows:

Investment Rating	Description
1	Investments rated 1 involve the least amount of risk to our initial cost basis. The borrower is performing above expectations, and the trends and risk factors for this investment since origination or acquisition are generally favorable;
2
Investments rated 2 involve an acceptable level of risk that is similar to the risk at the time of origination or acquisition. The borrower is generally performing as expected and the risk factors are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a rating of 2;
3	Investments rated 3 involve a borrower performing below expectations and indicates that the loan's risk has increased somewhat since origination or acquisition;
4
Investments rated 4 involve a borrower performing materially below expectations and indicates that the loan's risk has increased materially since origination or acquisition. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 120 days past due); and
5
Investments rated 5 involve a borrower performing substantially below expectations and indicates that the loan's risk has increased substantially since origination or acquisition. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 5 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we anticipate will be recovered.

        Our Adviser rates the investments in our portfolio at least quarterly and it is possible that the rating of a portfolio investment may be reduced or increased over time. For investments rated 3, 4 or 5, our Adviser enhances its level of scrutiny over the monitoring of such portfolio company.

        The following table shows the composition of our portfolio on the 1 to 5 rating scale as of December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
Investment Rating	Fair Value	Percentage	Fair Value	Percentage
($ in thousands)
1	$76,644	10.5%	$—	—%
2	641,911	88.1	66,136	100.0
3	10,257	1.4	—	—
4	—	—	—	—
5	—	—	—	—

Total	$728,812	100.0%	$66,136	100.00%

        The following table shows the amortized cost of our performing and non-accrual debt investments as of December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
($ in thousands)	Amortized Cost	Percentage	Amortized Cost	Percentage
Performing	$730,302	100.0%	$65,667	100.0%
Non-accrual	—	—	—	—

Total	$730,302	100.0%	$65,667	100.00%

        Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management's judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Results of Operations

        The following table represents the operating results for the years ended December 31, 2018 and 2017:

	Years Ended December 31,
($ in thousands)	2018	2017
Total Investment Income	$34,161	$2,023
Less: Net Operating Expenses	19,197	552

Net Investment Income (loss)	14,964	1,471
Net realized gain (loss) on investments	737	5
Net change in unrealized gain (loss) on investments	(3,262)	92

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,439	$1,568

        Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including the level of new investment commitments, expenses, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio.

  Investment Income

        Investment income for the years ended December 31, 2018 and 2017 were as follows:

	Years Ended December 31,
($ in thousands)	2018	2017
Interest income from investments	$33,165	$1,857
Other income	996	166

Total investment income	$34,161	$2,023

  For the Years Ended December 31, 2018 and 2017

        Investment income increased to $34.2 million for the year ended December 31, 2018 from $2.0 million in prior year due to an increase in interest income as a result of an increase in our investment portfolio and other income earned during the year ended December 31, 2018.

  Expenses

        Expenses for the years ended December 31, 2018 and 2017 were as follows:

	Years Ended December 31,
($ in thousands)	2018	2017
Initial organization	$—	$874
Offering costs	3,933	—
Interest expense	7,318	125
Management fee	6,463	375
Performance based incentive fees	2,328	19
Professional fees	2,170	1,036
Directors' fees	334	181
Other general and administrative	1,159	882

Total operating expenses	$23,705	$3,492
Management and incentive fees waived	(3,181)	—
Expense Support	(2,646)	(2,940)
Recoupment of Expense Support	1,319	—

Net operating expenses	$19,197	$552

  For the Years Ended December 31, 2018 and 2017

        Net operating expenses increased to $19.2 million for the year ended December 31, 2018 from $0.6 million for the same period in prior year due to a decrease in expense support of $0.3 million and increases in offering costs, other general and administrative expenses, interest expense, professional fees, directors' fees, management fees, recoupment of expense support and performance based incentive fees of $3.9 million, $0.3 million, $7.2 million, $1.1 million, $0.1 million, $6.1 million, $1.3 million and $2.3 million, respectively, which were partially offset by a decrease in organizational expenses of $0.9 million, and an increase in management and incentive fees waived of $3.2 million.

  Income Taxes, Including Excise Taxes

        We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, we must, among other things, distribute to our shareholders in each taxable year generally at least 90% of our investment company taxable income, as defined by the Code, and net tax-exempt income for that taxable year. To maintain our tax treatment as a RIC, we, among other things, intend to make the requisite distributions to our shareholders, which generally relieves us from corporate-level U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, we can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we will accrue excise tax on estimated excess taxable income.

        For the years ended December 31, 2018 and 2017, we had no accrued U.S. federal excise tax.

  Net Unrealized Gain (Loss) on Investments

        We fair value our portfolio investments quarterly and any changes in fair value are recorded as unrealized gains or losses. During the years ended December 31, 2018 and 2017, net unrealized gains (losses) on our investment portfolio were comprised of the following:

	Years Ended December 31,
($ in thousands)	2018	2017
Net unrealized gain on investments	$1,540	$134
Net unrealized loss on investments	$(4,802)	$(42)

Net unrealized gain (loss) on investments	$(3,262)	$92

  Net Realized Gains (Losses) on Investments

        The realized gains and losses on fully exited and partially exited portfolio companies during the years ended December 31, 2018 and 2017 were comprised of the following:

	Years Ended December 31,
($ in thousands)	2018	2017
Net realized gain (loss) on investments	$737	$5

Net realized gain (loss) on investments	$737	$5

Financial Condition, Liquidity and Capital Resources

        Our liquidity and capital resources are generated primarily from the net proceeds of any offering of our common stock and from cash flows from interest, dividends and fees earned from our investments and principal repayments and proceeds from sales of our investments. The primary uses of our cash are for (i) investments in portfolio companies and other investments and to comply with certain portfolio diversification requirements, (ii) the cost of operations (including paying our Adviser), (iii) debt service, repayment and other financing costs of any borrowings and (iv) cash distributions to the holders of our shares.

        We may from time to time enter into additional credit facilities, increase the size of our existing credit facilities or issue debt securities. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to incur borrowings, issue debt securities or issue preferred stock, if immediately after the borrowing or issuance, the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 200% (or 150% if certain conditions are met). As of December 31, 2018 and 2017, our asset coverage ratios were 240% and 497%, respectively. We seek to carefully consider our unfunded commitments for the purpose of planning our ongoing financial leverage. Further, we maintain sufficient borrowing capacity within the 200% (or 150% if certain conditions are met) asset coverage limitation to cover any outstanding unfunded commitments we are required to fund.

        Cash as of December 31, 2018 is expected to be sufficient for our investing activities and to conduct our operations in the near term. As of December 31, 2018, we had $20.9 million in cash.

During the year ended December 31, 2018, we used $639.4 million in cash for operating activities, primarily as a result of funding portfolio investments of $811.6 million, partially offset by sales of portfolio investments of $148.2 million, and other operating activity of $24.0 million. Lastly, cash provided by financing activities was $617.1 million during the period, which was the result of proceeds from net borrowings on our credit facilities of $282.5 million and proceeds from the issuance of shares of $348.5 million, partially offset by distributions paid of $10.1 million, shares repurchased of $1.5 million and debt issuance costs of $2.3 million.

        As of December 31, 2017, we had $43.1 million in cash. During the December 31, 2017, we used $61.7 million in cash for operating activities, primarily as a result of funding portfolio investments of $68.2 million, partially offset by sales of portfolio investments of $2.3 million, and other operating activity of $4.2 million. Lastly, cash provided by financing activities was $104.8 million during the period, which was the result of proceeds from net borrowings on our credit facilities of $20.0 million and proceeds from the issuance of shares of $88.4 million, partially offset by distributions paid of $1.1 million and debt issuance costs of $2.5 million.

  Net Assets

  Share Issuances

        In connection with our formation, we have the authority to issue 300,000,000 common shares at $0.01 per share par value. Pursuant to our Registration Statement on Form N-2 (File No. 333-213716), we registered 264,000,000 common shares, par value of $0.01 per share, at an initial public offering price of $9.47 per share.

        On September 30, 2016, we issued 100 common shares for $900 to the Adviser. We received $900 in cash from the Adviser on November 17, 2016.

        On April 4, 2017, we received subscription agreements totaling $10 million for the purchase of shares of our common stock from a private placement from certain individuals and entities affiliated with the Adviser. Pursuant to the terms of those subscription agreements, the individuals and entities affiliated with the Adviser agreed to pay for such shares of common stock upon demand by one of our executive officers. On April 4, 2017, we sold 277,778 shares pursuant to such subscription agreements and met the minimum offering requirement for our continuous public offering of $2.5 million. The purchase price of these shares sold in the private placement was $9.00 per share, which represented the initial public offering price of $9.47 per share, net of selling commissions and dealer manager fees.

        The following table summarizes transactions with respect to shares of our common stock during the years ended December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	38,365,220	$358,134	9,807,955	$90,894
Reinvestment of distributions	797,371	7,241	58,161	526
Repurchased Shares	(168,106)	(1,527)	—	—

Shares/gross proceeds from the continuous public offering	38,994,485	363,848	9,866,116	91,420
Sales load	—	(9,847)	—	(2,242)

Total shares/net proceeds	38,994,485	$354,001	9,866,116	$89,178

        In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below its current net offering price, our Board will reduce the offering price in order to establish a new net offering price per share that is not more than 2.5% above the net asset value. We will not sell shares at a net offering price below the net asset value per share unless we obtain the requisite approval from our shareholders. To ensure that the offering price per share, net of sales load, is equal to or greater than net asset value per share on each subscription closing date and distribution reinvestment date, the Board increased the offering price per share of common stock on certain dates. The changes to our offering price per share since the commencement of our initial continuous public offering and associated approval and effective dates of such changes were as follows:

Approval Date	Effective Date	Gross Offering Price Per Share	Net Offering Price Per Share
Initial Offering Price	April 4, 2017	$9.47	$9.00
May 2, 2017	May 3, 2017	$9.52	$9.04
January 17, 2018	January 17, 2018	$9.53	$9.05
January 31, 2018	January 31, 2018	$9.55	$9.07
July 18, 2018	July 18, 2018	$9.56	$9.08
October 9, 2018	October 10, 2018	$9.57	$9.09
January 22, 2019	January 23, 2019	$9.46	$8.99
February 19, 2019	February 20, 2019	$9.51	$9.03
February 27, 2019	February 27, 2019	$9.52	$9.04
April 3, 2019	April 3, 2019	$9.54	$9.06
April 10, 2019	April 10, 2019	$9.55	$9.07

  Distributions

        The Board authorizes and declares weekly distribution amounts per share of common stock, payable monthly in arrears. The following table presents cash distributions per share that were declared during the year ended December 31, 2018:

	Distributions
($ in thousands)	Per Share	Amount
2018
March 31, 2018 (thirteen record dates)	$0.17	$2,075
June 30, 2018 (thirteen record dates)	0.17	3,390
September 30, 2018 (thirteen record dates)	0.17	4,987
December 31, 2018 (thirteen record dates)	0.17	6,861

Total	$0.68	$17,313

        The following table presents cash distributions per share that were declared during the year ended December 31, 2017:

	Distributions
($ in thousands)	Per Share	Amount
2017
June 30, 2017 (twelve record dates)	$0.15	$124
September 30, 2017 (thirteen record dates)	0.17	480
December 31, 2017 (thirteen record dates)	0.17	1,060

Total	$0.49	$1,664

        On May 8, 2018, the Board declared regular weekly distributions for July 2018 through September 2018. The regular weekly cash distribution, each in gross amount of $0.012753 per share, will be payable monthly to shareholders of record as of the weekly record date.

        On July 19, 2018, the Board declared regular weekly distributions for July 24, 2018 through September 2018. These distributions are in addition to those previously declared and announced. The regular weekly cash distributions, each in the gross amount of $0.000114 per share, will be payable monthly to shareholders of record as of the weekly record date.

        On August 7, 2018, the Board declared regular weekly distributions for October 2018 through December 2018. The regular weekly cash distributions, each in the gross amount of $0.012867 per share, will be payable monthly to shareholders of record as of the weekly record date.

        On November 6, 2018, the Board declared regular weekly distributions for January 2019 through March 2019. The regular weekly cash distributions, each in the gross amount of $0.012867 per share, will be payable monthly to shareholders of record as of the weekly record date.

        On February 27, 2019, the Board declared regular weekly distributions for April 2019 through June 2019. The regular weekly cash distributions, each in the gross amount of $0.012867 per share, will be payable monthly to shareholders of record as of the weekly record date.

        With respect to distributions, we have adopted an "opt-in" dividend reinvestment plan for common shareholders. As a result, in the event of a declared distribution, each shareholder that has not "opted-in" to the dividend reinvestment plan will have their dividends or distributions automatically received in cash rather than reinvested in additional shares of our common stock. Shareholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.

        We may fund our cash distributions to shareholders from any source of funds available to us, including but not limited to offering proceeds, net investment income from operations, capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense support from the Adviser, which is subject to recoupment. In no event, however, will funds be advanced or borrowed for purpose of distributions, if the amount of such distributions would exceed our accrued and received Net Revenues for the previous four quarters, less paid and accrued operating expenses with respect to such revenues and costs.

        Through December 31, 2018, a portion of our distributions resulted from expense support from the Adviser, and future distributions may result from expense support from the Adviser, each of which is subject to repayment by us within three years from the date of payment. The purpose of this arrangement is to avoid distributions being characterized as a return of capital. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser continues to provide expense support. Shareholders should also understand that our future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that we will achieve the performance necessary to sustain these distributions, or be able to pay distributions at all.

        Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions. The following tables reflect the sources of cash distributions on a U.S. GAAP basis that we have declared on our shares of common stock during the years ended December 31, 2018 and 2017:

	Year Ended December 31, 2018
Source of Distribution	Per Share	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.59	$14,964	86.4%
Net realized gain (loss) on investments	0.03	737	4.3
Distributions in excess of net investment income	0.06	1,612	9.3

Total	$0.68	$17,313	100.0%

	Year Ended December 31, 2017
Source of Distribution	Per Share	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.43	$1,471	88.4%
Net realized gain (loss) on investments	—	5	0.3
Distributions in excess of net investment income	0.06	188	11.3

Total	$0.49	$1,664	100.0%

  Share Repurchases

        In the third quarter of 2017, we began offering, and on a quarterly basis, intend to continue offering, to repurchase shares of our common stock on such terms as may be determined by our Board in its complete discretion. The Board has complete discretion to determine whether we will engage in any share repurchase, and if so, the terms of such repurchase. At the discretion of our Board, the Company may use cash on hand, cash available from borrowings, and cash from the sale of our investments as of the end of the applicable period to repurchase shares.

        We intend to limit the number of shares to be repurchased in each quarter to the lesser of (a) 2.5% of the weighted average number of shares of our common stock outstanding in the prior 12-month period and (b) the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. All shares purchased by us pursuant to the terms of each offer to repurchase will be retired and thereafter will be authorized and unissued shares.

        Any periodic repurchase offers are subject in part to our available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While we intend to continue to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time.

        On August 22, 2017, we conducted a tender offer to repurchase up to $14 thousand of our issued and outstanding common stock, par value $0.01 per share, at a price equal to $9.04 per share (which reflects our net offering price per share in effect as of September 20, 2017). The offer to purchase expired on September 19, 2017. No shares were repurchased in connection with the offer to purchase. On November 13, 2017, we conducted a tender offer to repurchase up to $121 thousand of our issued and outstanding common stock, par value $0.01 per share, at a price equal to $9.04 per share (which reflects our net offering price per share in effect as of December 13, 2017). The offer to purchase expired on December 12, 2017. No shares were repurchased in connection with the offer to purchase.

        On March 12, 2018, we conducted a tender offer to repurchase up to $528 thousand of our issued and outstanding common stock, par value $0.01 per share, at a price equal to $9.07 per share (which reflects the net offering price per share in effect as of April 11, 2018). The offer expired on April 6, 2018, with 4,425 shares purchased in connection with the repurchase offer.

        On May 21, 2018, we conducted a tender offer to repurchase up to $1.3 million of our issued and outstanding common stock, par value $0.01 per share, at a price equal to $9.07 per share (which reflects the net offering price per share in effect as of June 20, 2018). The offer expired on June 18, 2018, with 11,973 shares purchased in connection with the repurchase offer.

        On August 20, 2018, we conducted a tender offer to repurchase up to $2.6 million of our issued and outstanding common stock, par value $0.01 per share, at a price equal to $9.08 per share (which reflects the net offering price per share in effect as of September 19, 2018). The offer expired on September 17, 2018, with 118,465 shares purchased in connection with the repurchase offer.

        On November 19, 2018, we conducted a tender offer to repurchase up to $3.6 million of our issued and outstanding common stock, par value $0.01 per share, at a price equal to $9.09 per share (which reflects the net offering price per share in effect as of December 19, 2018). The offer expired on December 17, 2018, with 33,243 shares purchased in connection with the repurchase offer.

  Total Return Since Inception

        Cumulative total return for the period April 4, 2017 to December 31, 2018 was 13.1% (without upfront sales load) and 7.5% (with maximum upfront sales load). The following table presents cumulative total returns for the year ended December 31, 2018, rolling 1-year, 3-year and 5-year periods and since inception.

							Shareholder Returns (With Maximum Sales Charge)
	Shareholder Returns (Without Sales Charge)
			Annualized Total Return
						Cumulative Total Return Since Inception	Cumulative Total Return Since Inception
	YTD	1-Year	3-Year	5-Year	Since Inception
Total Shareholder Returns(1)	6.7%	6.7%	N/A	N/A	7.5%	13.1%	7.5%

(1)
Compounded monthly.

        Past performance does not guarantee future results. Returns reflect reinvestment of distributions and the deduction of ongoing expenses that are borne by investors, such as management fees, incentive fees, interest expense, offering costs, professional fees, director fees and other general and administrative expenses. An investment in ORCC II is subject to a maximum upfront sales load of 5% of the offering price, which will reduce the amount of capital available for investment. Operating expenses may vary in the future based on the amount of capital raised, the Adviser's election to continue expense support, and other unpredictable variables.

  Debt

  Aggregate Borrowings

        Our debt obligations consisted of the following as of December 31, 2018 and 2017:

	December 31, 2018
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
SPV Asset Facility	$400,000	$302,500	$26,352	$298,798
Promissory Note	35,000	—	35,000	—

Total Debt	$435,000	$302,500	$61,352	$298,798

(1)
The amount available reflects any limitations related to each credit facility's borrow base.

(2)
The carrying value of the Company's SPV Asset Facility is presented net of deferred financing costs of $3.7 million.

	December 31, 2017
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
SPV Asset Facility	$200,000	$20,000	$32,156	$17,564
Promissory Note	15,000	—	15,000	—

Total Debt	$215,000	$20,000	$47,156	$17,564

(1)
The amount available reflects any limitations related to each credit facility's borrow base.

(2)
The carrying value of the Company's SPV Asset Facility is presented net of deferred financing costs of $2.4 million.

        For the years ended December 31, 2018 and 2017, the components of interest expense were as follows:

	Years Ended December 31,
($ in thousands)	2018	2017(1)
Interest expense	$6,320	$72
Amortization of debt issuance costs	998	$53

Total Interest Expense	$7,318	$125

Average interest rate	4.9%	4.6%
Average daily borrowings	$128,327	$2,487

(1)
Averages reflect the period from May 18, 2017, the date of agreement, through December 31, 2017.

  SPV Asset Facility

        On December 1, 2017 (the "Closing Date"), ORCC II Financing LLC and OR Lending II LLC (collectively, the "Subsidiaries"), each a Delaware limited liability company and a wholly-owned subsidiary of us, entered into a Credit Agreement (the "SPV Asset Facility"). Parties to the SPV Asset Facility include ORCC II Financing LLC and OR Lending II LLC, as Borrowers, and the lenders from time to time parties thereto (the "Lenders"), Goldman Sachs Bank USA as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company as Collateral Administrator and Collateral Agent and Cortland Capital Market Services LLC as Collateral Custodian. On July 31, 2018, the parties to the SPV Asset Facility amended the SPV Asset Facility and the related transaction documents (the "SPV Facility Amendment No. 1") to increase the maximum principal amount of the SPV Asset Facility, extend the reinvestment period and scheduled maturity of the SPV Asset Facility, reduce the spread over LIBOR payable on the drawn amount of the SPV Asset Facility and make certain other changes relating to the calculation of the borrowing base, the fees payable to Goldman Sachs Bank USA as Administrative Agent and the potential syndication of the SPV Asset Facility. In connection with the SPV Facility Amendment No. 1, the Subsidiaries entered into a cooperation agreement with Goldman Sachs Bank USA to cooperate to make certain additional changes to the terms of the SPV Asset Facility to facilitate obtaining a credit rating of the SPV Asset Facility from a rating agency. If the Subsidiaries do not satisfy their obligations under this cooperation agreement then, subject to certain conditions and restrictions, Goldman Sachs Bank USA may increase the interest amount payable under the SPV Asset Facility until the Subsidiaries satisfy such obligations.

        On March 11, 2019, the parties to the SPV Asset Facility amended and restated the SPV Asset Facility and the related transaction documents (the "March 2019 SPV Asset Facility Amendment") which, among other changes, established and modified certain Lender and Administration Agent consent rights and increased the maximum principal amount of the SPV Asset Facility from $400 million to $500 million.

        In connection with the March 2019 SPV Asset Facility Amendment, the Subsidiaries and Goldman Sachs Bank USA terminated a cooperation agreement entered into in July 2018 in connection with a previous amendment to the SPV Asset Facility.

        The summary below reflects the terms of the SPV Asset Facility as amended by the SPV Facility Amendment but does not reflect the potential additional changes to be made to facilitate obtaining a credit rating of the facility.

        From time to time, we sell and contribute certain investments to ORCC II Financing LLC pursuant to a Sale and Contribution Agreement by and between us and ORCC II Financing LLC. No gain or loss will be recognized as a result of these contributions. Proceeds from the SPV Asset Facility have been and will be used to finance the origination and acquisition of eligible assets by the Subsidiaries, including the purchase of such assets from us. We retain a residual interest in assets contributed to or acquired by the Subsidiaries through our ownership of the Subsidiaries. The maximum principal amount of the SPV Asset Facility is $500 million; the availability of this amount is subject to a borrowing base test, which is based on the amount of the Subsidiaries' assets from time to time, and satisfaction of certain conditions, including certain concentration limits.

        The SPV Asset Facility provides for a reinvestment period of up to four years after the Closing Date (the "Commitment Termination Date"). Prior to the Commitment Termination Date, proceeds received by the Subsidiaries from interest, dividends, or fees on assets must be used to pay expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. Proceeds received from principal on assets prior to the Commitment Termination Date must be used to make quarterly payments of principal on outstanding borrowings. Following the Commitment Termination Date, proceeds received by the Subsidiaries from interest and principal on collateral assets must be used to make quarterly payments of principal on outstanding borrowings. Subject to certain conditions, between quarterly payment dates prior to and after the Commitment Termination Date, excess interest proceeds and principal proceeds may be released to the Subsidiaries to make distributions to us.

        The SPV Asset Facility will mature on November 30, 2022. Amounts drawn bear interest at LIBOR plus a 2.25% spread and after a ramp-up period, the spread is also payable on any undrawn amounts. If LIBOR ceases to exist, we will have to renegotiate the terms of the SPV Asset Facility. See "Risk Factors—Risks Related to our Business—The interest rates of our term loans to our portfolio companies that extend beyond 2021 might be subject to change based on recent regularity changes." The SPV Asset Facility contains customary covenants, including certain financial maintenance covenants, limitations on the activities of the Subsidiaries, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility is secured by a perfected first priority security interest in our equity interests in the Subsidiaries and in the assets of the Subsidiaries and on any payments received by the Subsidiaries in respect of those assets. Upon the occurrence of certain value adjustment events relating to the assets securing the SPV Asset Facility, the Subsidiaries will also be required to provide certain cash collateral. Assets pledged to the Lenders will not be available to pay our debts.

        Borrowings of the Subsidiaries are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

        In connection with the SPV Asset Facility, we entered into a Non-Recourse Carveout Guaranty Agreement with State Street Bank and Trust Company, on behalf of certain secured parties, and Goldman Sachs Bank USA. Pursuant to the Non-Recourse Carveout Guaranty Agreement, we guarantee certain losses, damages, costs, expenses, liabilities, claims and other obligations incurred in connection with certain instances of fraud or bad faith misrepresentation, material encumbrances of certain collateral, misappropriation of certain funds, certain transfers of assets, and the bad faith or willful breach of certain provisions of the SPV Asset Facility.

        As part of the March 2019 SPV Asset Facility Amendment, the Non-Recourse Carveout Guarantee Agreement was amended and restated to reflect the increased potential financial obligation of the Company resulting from the increased maximum principal amount of the SPV Asset Facility.

  Promissory Note

        On May 18, 2017, our Board authorized us, as borrower, to enter into a series of promissory notes (the "Promissory Notes") with our Adviser, as lender, to borrow up to an aggregate of $10 million from our Adviser. On October 19, 2017, our Board increased the approved amount to an aggregate of $15 million. On November 7, 2017, our Board approved a further modification to the Promissory Notes which extended the original maturity date from January 15, 2018 to December 31, 2018. On November 6, 2018, our Board approved an additional modification to the Promissory Notes which further extended the maturity date to December 31, 2019. On March 2, 2018, our Board increased the approved amount to an aggregate of $20 million. On July 19, 2018, our Board increased the approved amount to an aggregate of $35 million. On March 8, 2019, our Board increased the approved amount to an aggregate of $50 million. We may re-borrow any amount repaid; however, there is no funding commitment between the Adviser and us.

        The interest rate on any such borrowing may be based on either the rate of interest for a LIBOR-Based Advance or the rate of interest for a Prime-Based Advance under the Loan and Security Agreement, dated as of February 22, 2017, as amended as of August 1, 2017 (as further amended or supplemented from time to time, the "Loan Agreement"), by and among the Lender, as borrower, and East West Bank. If LIBOR ceases to exist, the interest rates on such borrowings will be based on the rate of interest for Prime-Based Advance unless we renegotiate the terms of our promissory notes with the Advisor. See "Risk Factors—Risks Related to our Business—The interest rates of our term loans to our portfolio companies that extend beyond 2021 might be subject to change based on recent regularity changes."

        The unpaid principal balance of any Promissory Notes and accrued interest thereon is payable by us from time to time at our discretion but immediately due and payable upon 120 days written notice by our Adviser, and in any event due and payable in full no later than December 31, 2018. We intend to use the borrowed funds to leverage our current investment portfolio and to make investments in portfolio companies consistent with our investment strategies.

Off-Balance Sheet Arrangements

  Portfolio Company Commitments

        From time to time, we may enter into commitments to fund investments. As of December 31, 2018 and 2017, we had the following outstanding commitments to fund investments in current portfolio companies:

Portfolio Company	Investment	December 31, 2018	December 31, 2017
($ in thousands)
AmSpec Services Inc.	First lien senior secured revolving loan	2,057	—
Aramsco, Inc.	First lien senior secured revolving loan	974	—
Associations, Inc.	First lien senior secured delayed draw term loan	3,226	—
Associations, Inc.	First lien senior secured revolving loan	1,000	—
Black Mountain Sand Eagle Ford LLC	First lien senior secured delayed draw term loan	4,500	—
Brigham Minerals, LLC	First lien senior secured delayed draw term loan	2,000	—
Brigham Minerals, LLC	First lien senior secured revolving loan	800	—
Carolina Beverage Group (fka Cold Spring Brewing Company)	First lien senior secured revolving loan	441	—
Cheese Acquisition, LLC	First lien senior secured delayed draw term loan	15,519	—
Cheese Acquisition, LLC	First lien senior secured revolving loan	2,273	—
CM7 Restaurant Holdings, LLC	First lien senior secured delayed draw term loan	318	—
CM7 Restaurant Holdings, LLC	First lien senior secured delayed draw term loan	1,136	—
Discovery DJ Services, LLC (dba Discovery Midstream Partners)	First lien senior secured revolving loan	—	377
Discovery DJ Services, LLC (dba Discovery Midstream Partners)	First lien senior secured delayed draw term loan	—	4,150
Douglas Products and Packaging Company LLC	First lien senior secured revolving loan	1,526	—
Endries Acquisition, Inc.	First lien senior secured delayed draw term loan	6,950	—
Endries Acquisition, Inc.	First lien senior secured revolving loan	2,250	—
Galls, LLC	First lien senior secured revolving loan	1,865	—
Galls, LLC	First lien senior secured delayed draw term loan	5,170	—
GC Agile Holdings Limited (dba Apex Fund Services)	First lien senior secured delayed draw term loan	5,962	—
GC Agile Holdings Limited (dba Apex Fund Services)	First lien senior secured multi-draw term loan	2,981	282
GC Agile Holdings Limited (dba Apex Fund Services)	First lien senior secured revolving loan	1,718	71
Genesis Acquisition Co. (dba Procare Software)	First lien senior secured delayed draw term loan	527	—
Genesis Acquisition Co. (dba Procare Software)	First lien senior secured revolving loan	293	—

Portfolio Company	Investment	December 31, 2018	December 31, 2017
($ in thousands)
Gerson Lehrman Group, Inc.	First lien senior secured revolving loan	2,602	—
Hometown Food Company	First lien senior secured revolving loan	471	—
Ideal Tridon Holdings, Inc.	First lien senior secured revolving loan	46	143
IQN Holding Corp. (dba Beeline)	First lien senior secured revolving loan	1,789	—
KSLB Holdings, LLC (dba Sara Lee Frozen Bakery)	First lien senior secured revolving loan	867	—
Lightning Midco, LLC (dba Vector Solutions)	First lien senior secured delayed draw term loan	2,498	—
Lightning Midco, LLC (dba Vector Solutions)	First lien senior secured revolving loan	1,724	—
LineStar Integrity Services LLC	First lien senior secured delayed draw term loan	4,167	—
Lytx, Inc.	First lien senior secured revolving loan	93	92
Manna Development Group, LLC	First lien senior secured revolving loan	531	—
Mavis Tire Express Services Corp.	Second lien senior secured delayed draw term loan	3,480	—
Motus, LLC and Runzheimer International LLC	First lien senior secured revolving loan	600	—
NMI Acquisitionco, Inc. (dba Network Merchants)	First lien senior secured revolving loan	29	85
PetVet Care Centers, LLC	First lien senior secured delayed draw term loan	—	102
Professional Plumbing Group, Inc.	First lien senior secured revolving loan	800	—
SABA Software, Inc.	First lien senior secured revolving loan	—	50
Swipe Acquisition Corporation (dba PLI)	First lien senior secured delayed draw term loan	2,069	—
TC Holdings, LLC (dba TrialCard)	First lien senior secured revolving loan	390	467
TC Holdings, LLC (dba TrialCard)	First lien senior secured delayed draw term loan	2,253	2,253
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)	First lien senior secured revolving loan	161	58
Troon Golf, L.L.C.	First lien senior secured revolving loan	574	574
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)	First lien senior secured revolving loan	660	—
Ultimate Baked Goods Midco, LLC	First lien senior secured revolving loan	565	—

Total Unfunded Portfolio Company Commitments		$89,855	$8,704

        We maintain sufficient capacity to cover outstanding unfunded portfolio company commitments that we may be required to fund. We seek to carefully consider our unfunded portfolio company commitments for the purpose of planning our ongoing financial leverage. Further, we maintain sufficient borrowing capacity within the 200% asset coverage limitation to cover any outstanding portfolio company unfunded commitments we are required to fund.

  Organizational and Offering Costs

        The Adviser has incurred organization and offering costs on behalf of us in the amount of $6.9 million for the period from October 15, 2015 (Inception) to December 31, 2018, of which $6.7 million has been charged to us pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement and Administration Agreement, the Adviser is entitled to receive up to

1.5% of gross offering proceeds raised in our continuous public offering until all organization and offering costs paid by the Adviser have been recovered.

        The Adviser had incurred organization and offering costs on behalf of us in the amount of $3.8 million for the period from October 15, 2015 (Inception) to December 31, 2017, of which $0.9 million had been charged to us pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement and Administration Agreement, the Adviser is entitled to receive up to 1.5% of gross offering proceeds raised in our continuous public offering until all organization and offering costs paid by the Adviser have been recovered.

  Other Commitments and Contingencies

        From time to time, we may become a party to certain legal proceedings incidental to the normal course of our business. As of December 31, 2018, management was not aware of any pending or threatened litigation.

Contractual Obligations

        A summary of our contractual payment obligations under our SPV Asset Facility and Promissory Note as of December 31, 2018, is as follows:

	Payments Due by Period
($ in thousands)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
SPV Asset Facility	$302,500	$—	$—	$302,500	$—
Promissory Note	—	—	—	—	—

Total Contractual Obligations	$302,500	$—	$—	$302,500	$—

Related Party Transactions

        We have entered into a number of business relationships with affiliated or related parties, including the following:

  •
  the Investment Advisory Agreement;

  •
  the Administration Agreement;

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  the Expense Support Agreement;

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  the Dealer Manager Agreement; and

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  the License Agreement.

        In addition to the aforementioned agreements, we, our Adviser and certain affiliates have been granted exemptive relief by the SEC to permit us to co-invest with other funds managed by our Adviser or certain of its affiliates, including Owl Rock Capital Corporation and Owl Rock Technology Finance Corp., in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See "Notes to Consolidated Financial Statements—Note 3. Agreements and Related Party Transactions" for further details.

        Our Board has authorized us to enter into a series of Promissory Notes with our Adviser to borrow up to $50 million. See "Notes to Consolidated Financial Statements—Note. 6 Debt" for further details.

Critical Accounting Policies

        The preparation of the consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies should be read in connection with our risk factors as disclosed in "RISK FACTORS."

  Investments at Fair Value

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

        Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by our Board, based on, among other things, the input of the Adviser, our audit committee and independent third-party valuation firm(s) engaged at the direction of the Board.

        As part of the valuation process, the Board takes into account relevant factors in determining the fair value of our investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Board considers whether the pricing indicated by the external event corroborates its valuation.

        The Board undertakes a multi-step valuation process, which includes, among other procedures, the following:

  •
  With respect to investments for which market quotations are readily available, those investments will typically be valued at the bid price of those market quotations;

  •
  With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser's valuation committee;

  •
  Preliminary valuation conclusions are documented and discussed with the Adviser's valuation committee. Agreed upon valuation recommendations are presented to the Audit Committee;

  •
  The Audit Committee reviews the valuations recommendations and recommends values for each investment to the Board; and

  •
  The Board reviews the recommended valuations and determines the fair value of each investment.

        We conduct this valuation process on a quarterly basis.

        We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements ("ASC 820"), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we consider its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurred. In addition to using the above inputs in investment valuations, we apply the valuation policy approved by our Board that is consistent with ASC 820. Consistent with the valuation policy, we evaluate the source of the inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), we subject those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, we, or the independent valuation firm(s), review pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize amounts that are different from the amounts presented and such differences could be material.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.

  Interest and Dividend Income Recognition

        Interest income is recognized on the accrual basis and includes amortization of discounts or premiums. Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization of discounts or premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.

        Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management's judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recognized on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

  Distributions

        We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. To obtain and maintain our tax treatment as a RIC, we must distribute (or be deemed to distribute) in each taxable year distributions for tax purposes equal to at least 90 percent of the sum of our:

  •
  investment company taxable income (which is generally our ordinary income plus the excess of realized short-term capital gains over realized net long-term capital losses), determined without regard to the deduction for dividends paid, for such taxable year; and

  •
  net tax-exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for such taxable year.

        As a RIC, we (but not our shareholders) generally will not be subject to U.S. federal tax on investment company taxable income and net capital gains that we distribute to our shareholders.

        We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we generally will be subject to corporate-level U.S. federal income tax. We can be expected to carry forward our net capital gains or any investment company taxable income in excess of current year dividend distributions, and pay the U.S. federal excise tax as described below.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. We may be subject to a nondeductible 4% U.S. federal excise tax if we do not distribute (or are treated as distributing) during each calendar year an amount at least equal to the sum of:

  •
  98% of our net ordinary income excluding certain ordinary gains or losses for that calendar year;

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  98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of that calendar year; and

  •
  100% of any income or gains recognized, but not distributed, in preceding years.

        While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed and as a result, in such cases, the excise tax will be imposed. In such an event, we will be liable for this tax only on the amount by which we do not meet the foregoing distribution requirement.

        We intend to pay monthly distributions to our shareholders out of assets legally available for distribution. All distributions will be paid at the discretion of our Board and will depend on our earnings, financial condition, maintenance of our tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as our Board may deem relevant from time to time.

        To the extent our current taxable earnings for a year fall below the total amount of our distributions for that year, a portion of those distributions may be deemed a return of capital to our shareholders for U.S. federal income tax purposes. Thus, the source of a distribution to our shareholders may be the original capital invested by the shareholder rather than our income or gains. Shareholders should read written disclosure carefully and should not assume that the source of any distribution is our ordinary income or gains.

        With respect to distributions, the Company has adopted an "opt-in" dividend reinvestment plan for common shareholders. As a result, in the event of a declared distribution, each shareholder that has not "opted-in" to the dividend reinvestment plan will have their dividends or distributions automatically received in cash rather than reinvested in additional shares of our common stock. Shareholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.

  Income Taxes

        We have elected to be treated as a BDC under the 1940 Act. We have also elected to be treated as a RIC under the Code beginning with our taxable year ended December 31, 2017. So long as we maintain our tax treatment as a RIC, we generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute at least annually to our shareholders as distributions. Rather, any tax liability related to income earned and distributed by us represents obligations of our investors and will not be reflected in our consolidated financial statements.

        To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, we must distribute to our shareholders, for each taxable year, at least 90% of our "investment company taxable income" for that year, which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses. In order for us to not be subject to U.S. federal excise taxes, we must distribute annually an amount at least equal to the sum of (i) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. We, at our discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. excise tax on this income.

        We evaluate tax positions taken or expected to be taken in the course of preparing our consolidated financial statements to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. There were no material uncertain income tax positions for the years ended December 31, 2018 and 2017. The 2015 through 2017 tax years remain subject to examination by U.S. federal, state and local tax authorities.

Quantitative and Qualitative Disclosures About Market Risk.

        We are subject to financial market risks, including valuation risk and interest rate risk.

  Valuation Risk

        We have invested, and plan to continue to invest, primarily in illiquid debt and equity securities of private companies. Most of our investments will not have a readily available market price, and we value these investments at fair value as determined in good faith by our Board, based on, among other things, the input of the Adviser, our Audit Committee and independent third-party valuation firm(s) engaged at the direction of the Board, and in accordance with our valuation policy. There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize amounts that are different from the amounts presented and such differences could be material.

  Interest Rate Risk

        Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We intend to fund portions of our investments with borrowings, and at such time, our net investment income will be affected by the difference between the rate at which we invest and the rate at which we borrow. Accordingly, we cannot assure you that a significant change in market interest rates will not have a material adverse effect on our net investment income.

        As of December 31, 2018, 97.1% of our debt investments based on fair value in our portfolio were at floating rates.

        Based on our Consolidated Statements of Assets and Liabilities as of December 31, 2018, the following table shows the annualized impact on net income of hypothetical base rate changes in interest rates on our debt investments (considering interest rate floors for floating rate instruments) assuming each floating rate investment is subject to 3 month LIBOR and there are no changes in our investment and borrowing structure.

($ in millions)	Interest Income	Interest Expense	Net Income
Up 300 basis points	$21.6	$9.1	$12.5
Up 200 basis points	$14.4	$6.1	$8.3
Up 100 basis points	$7.2	$3.0	$4.2
Down 100 basis points	$(7.2)	$(3.0)	$(4.2)
Down 200 basis points	$(13.3)	$(6.1)	$(7.2)
Down 300 basis points	$(14.6)	$(8.5)	$(6.1)

        We may in the future hedge against interest rate fluctuations by using hedging instruments such as additional interest rate swaps, futures, options, and forward contracts. While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

  Currency Risk

        From time to time, we may make investments that are denominated in a foreign currency. These investments are translated into U.S. dollars at each balance sheet date, exposing us to movements in foreign exchange rates. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us. We may seek to utilize instruments such as, but not limited to, forward contracts to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates. We also have the ability to borrow in certain foreign currencies under our credit facilities. Instead of entering into a foreign currency forward contract in connection with loans or other investments we have made that are denominated in a foreign currency, we may borrow in that currency to establish a natural hedge against our loan or investment. To the extent the loan or investment is based on a floating rate other than a rate under which we can borrow under our credit facilities, we may seek to utilize interest rate derivatives to hedge our exposure to changes in the associated rate.

 SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of the end of the fiscal years ending December 31, 2017 and December 31, 2018. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2018 is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in thousands)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
SPV Asset Facility
December 31, 2018	$302,500	$2,396.68	$—	N/A
December 31, 2017	$20,000	$4,968.75	$—	N/A

(1)
Total amount of each class of senior securities outstanding at carrying value, excluding the impact of deferred financing costs, at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any securities junior to it. The "—" in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)
Not applicable because the senior securities are not registered for public trading.

 BUSINESS

Owl Rock Capital Corporation II

        We are a Maryland corporation formed on October 15, 2015. Our investment objective is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Our investment strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle market companies. We may invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities which includes common and preferred stock, securities convertible into common stock, and warrants. We define "middle market companies" to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization, or "EBITDA," between $10 million and $250 million annually and/or annual revenue of $50 million to $2.5 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. Our target credit investments will typically have maturities between three and ten years and generally range in size between $10 million and $125 million, although the investment size will vary with the size of our capital base. Prior to raising sufficient capital, we may make a greater number of investments in syndicated loan opportunities than we otherwise would expect to make in the future. As of December 31, 2018, excluding certain investments that fall outside our typical borrower profile, our portfolio companies representing 97.1% of our total portfolio based on fair value, had weighted average annual revenue of $605 million and weighted average annual EBITDA of $95 million.

        We have elected to be regulated as a BDC under the 1940 Act. In addition, we have elected to be treated for U.S. federal income tax purposes, and to qualify annually, as a RIC, as defined under Subchapter M of the Code. Because we have elected to be regulated as a BDC and treated for tax purposes as a RIC under the Code, our portfolio is subject to diversification and other requirements.

        In April 2017, the Company commenced operations and made its first portfolio company investment. On March 15, 2017, we formed a wholly-owned subsidiary, OR Lending II LLC, a Delaware limited liability company, which holds a California finance lenders license and a Tennessee industrial loan and thrift certificate. OR Lending II LLC originates loans to borrowers in headquartered California and Tennessee. On September 27, 2017, the Company formed a wholly-owned subsidiary, ORCC II Financing LLC, a Delaware limited liability company. On October 18, 2017, the Company formed a wholly-owned subsidiary, OR DH II LLC, a Delaware limited liability company. On May 8, 2018, the Company formed a wholly-owned subsidiary, OR MH II LLC, a Delaware limited liability company.

        We are managed by Owl Rock Capital Advisors LLC. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the Adviser manages our day-to-day operations and provides investment advisory and management services to us.

        We have also entered into an administration agreement, or Administration Agreement, with our Adviser. Under our Administration Agreement, we have agreed to reimburse our Adviser for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by our Adviser in performing its obligations under the Administration Agreement.

        With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing; however, legislation enacted in March 2018 modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150% if certain requirements are met.

        We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds from issuing our preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.

        We have elected to be treated for tax purposes as a RIC under the Code. To qualify as a RIC, we must, among other things, meet certain source-of-income and assets diversification requirements. Pursuant to these elections, we generally will not have to pay corporate-level taxes on any income we distribute to our shareholders.

        We are issuing shares of common stock through this offering. Each share of our common stock has equal rights to distributions, voting, liquidation, and conversion. Our common stock is non-assessable, meaning that our common shareholders do not have liability for calls or assessments, nor are there any preemptive rights in favor of existing shareholders. Our distributions will be determined by our board of directors in their sole discretion. We intend to seek to complete a liquidity event within three to four years after the completion of our offering period, or at such earlier time as our board of directors may determine, taking into account market conditions and other factors. We will view our offering period to be complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. Because of this timing for our anticipated liquidity event, shareholders may not be able to sell their shares promptly or at a desired price prior to a liquidity event. There can be no assurance that we will complete a liquidity event within this timeframe or at all. As a result, an investment in our shares is not suitable if you require short-term liquidity with respect to your investment in us. See "Share Liquidity Strategy."

Our Adviser

        Under the terms of our Investment Advisory Agreement, Owl Rock Capital Advisors oversees the management of our activities and is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals. The Adviser or its affiliates may engage in certain organizational activities and receive attendant arrangement, structuring or similar fees.

        Our Adviser is a Delaware limited liability company that has registered with the SEC as an investment adviser under the Advisers Act. Our Adviser is an indirect subsidiary of Owl Rock Capital Partners LP. Owl Rock Capital Partners is led by its three co-founders, Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. Our Adviser's investment team (the "Investment Team") is also led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser's senior executive team and the investment committee. All investment decisions require the unanimous approval of the investment committee, which is currently comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged (the "Investment Committee"). Subject to the overall supervision of the board of directors, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us.

        Our Adviser also serves as investment adviser to Owl Rock Capital Corporation. Owl Rock Capital Corporation was formed on October 15, 2015 as a corporation under the laws of the State of Maryland and has elected to be treated as a business development company under the 1940 Act. Its investment objective is similar to our investment objective, which is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.

As of December 31, 2018, Owl Rock Capital Corporation had $5.5 billion in total capital commitments from investors ($2.4 billion undrawn).

        Our Adviser is affiliated with ORTA and ORCPFA, which are also investment advisers and subsidiaries of Owl Rock Capital Partners. ORTA's and ORCPFA's investment teams are led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. ORTA serves as investment adviser to Owl Rock Technology Finance Corp. and ORCPFA serves as investment adviser to Owl Rock First Lien Master Fund, L.P. Owl Rock Technology Finance Corp. is a BDC and its investment objective is to maximize total return by generating current income from its debt investments and other income producing securities, and capital appreciation from its equity and equity-linked investments. Owl Rock Technology Finance Corp. has adopted a policy to invest, under normal circumstances, at least 80% of the value of its assets in technology-related companies.

        Owl Rock Technology Finance Corp. conducts private offerings of its common stock to investors in reliance on exemptions from the registration requirements of the 1933 Act. As of December 31, 2018, Owl Rock Technology Finance Corp. had approximately $1.8 billion in total Capital Commitments from investors of which approximately $0.3 billion had been drawn.

        Owl Rock First Lien Master Fund, L.P. intends to originate and make loans to, and make debt investments in, U.S. middle market companies.

        We expect to remain an emerging growth company for up to five years following the completion of our initial public offering of common equity securities or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.07 billion, (ii) December 31 of the fiscal year that we become a "large accelerated filer" as defined in Rule 12b-2 under the 1934 Act which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period.

Sponsor Investment

        On September 30, 2016, the Adviser purchased 100 shares of our common stock at $9.00 per share, which represented the initial public offering price of $9.47 per share, net of combined upfront selling commissions and dealer manager fees. The Adviser will not tender these shares for repurchase as long as the Adviser remains our investment adviser. There is no current intention for the Adviser to discontinue in its role. On April 4, 2017, we received subscription agreements totaling $10.0 million for the purchase of shares of our common stock from a private placement from certain individuals and entities affiliated with the Adviser. Pursuant to the terms of those subscription agreements, the individuals and entities affiliated with the Adviser agreed to pay for such shares of common stock upon demand by one of our executive officers. On April 4, 2017, we sold 277,778 shares pursuant to such subscription agreements and met the minimum offering requirement for our continuous public offering of $2.5 million. The purchase price of these shares sold in the private placement was $9.00 per share, which represented the initial public offering price of $9.47 per share, net of selling commissions and dealer manager fees.

Our Administrator

        Our Adviser also serves as our administrator. Pursuant to the Administration Agreement, the Adviser performs, or oversees the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. We will reimburse the Adviser for services performed for us pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Adviser for any services performed for us by such affiliate or third party. Unless earlier terminated as described below, the Administration Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the board of directors or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent directors.

        We may terminate the Administration Agreement, without payment of any penalty, upon 60 days' written notice. The decision to terminate the agreement may be made by a majority of the board of directors or by the affirmative vote of a Majority of the Outstanding Shares. In addition, Owl Rock Capital Advisors may terminate the Administration Agreement, without payment of any penalty, upon 60 days' written notice.

Affiliated Dealer Manager

        The Dealer Manager, Owl Rock Securities, is an affiliate of Owl Rock Capital Partners and will not make an independent review of us or the offering. This relationship may create conflicts in connection with the dealer manager's due diligence obligations under the federal securities laws. Although the Dealer Manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with Owl Rock Capital Advisors, no independent review of us will be made in connection with the distribution of our shares in this offering. Owl Rock Securities is registered as a broker-dealer and is a member of FINRA and SIPC.

Market Trends

        We believe the middle market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns based on a combination of the following factors:

        Limited Availability of Capital for Middle Market Companies.    We believe that regulatory and structural changes in the market have reduced the amount of capital available to U.S. middle-market companies. In particular, we believe there are currently fewer providers of capital to middle market companies. We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. We also believe that there is a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold its loans without having to syndicate them, coupled with reduced capacity of traditional lenders to serve the middle-market, present an attractive opportunity to invest in middle-market companies.

        Capital Markets Have Been Unable to Fill the Void in U.S. Middle Market Finance Left by Banks.    While underwritten bond and syndicated loan markets have been robust in recent years, middle market companies are less able to access these markets for reasons including the following:

        High Yield Market—Middle market companies generally are not issuing debt in an amount large enough to be an attractively sized bond. High yield bonds are generally purchased by institutional investors who, among other things, are focused on the liquidity characteristics of the bond being issued. For example, mutual funds and exchange traded funds ("ETFs") are significant buyers of underwritten bonds. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities' initial investment decision. Because there is typically little or no active secondary market for the debt of U.S. middle market companies, mutual funds and ETFs generally do not provide debt capital to U.S. middle market companies. We believe this is likely to be a persistent problem and creates an advantage for those like us who have a more stable capital base and have the ability to invest in illiquid assets.

        Syndicated Loan Market—While the syndicated loan market is modestly more accommodating to middle market issuers, as with bonds, loan issue size and liquidity are key drivers of institutional appetite and, correspondingly, underwriters' willingness to underwrite the loans. Loans arranged through a bank are done either on a "best efforts" basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as "flex", to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Furthermore, banks are generally reluctant to underwrite middle market loans because the arrangement fees they may earn on the placement of the debt generally are not sufficient to meet the banks' return hurdles. Loans provided by companies such as ours provide certainty to issuers in that we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market "flex" or other arrangements that banks may require when acting on an agency basis.

        Robust Demand for Debt Capital.    We believe U.S. middle market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. In addition, we believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $1.2 trillion as of December 2018, will continue to drive deal activity. We expect that private equity sponsors will continue to pursue acquisitions and leverage their equity investments with secured loans provided by companies such as us.

        The Middle Market is a Large Addressable Market.    According to GE Capital's National Center for the Middle Market 4th Quarter 2018 Middle Market Indicator, there are approximately 200,000 U.S. middle market companies, which have approximately 47.9 million aggregate employees. Moreover, the U.S. middle market accounts for one-third of private sector gross domestic product ("GDP"). GE defines U.S. middle market companies as those between $10 million and $1 billion in annual revenue, which we believe has significant overlap with our definition of U.S. middle market companies.

        Attractive Investment Dynamics.    An imbalance between the supply of, and demand for, middle market debt capital creates attractive pricing dynamics. We believe the directly negotiated nature of middle market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers' expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.

        Conservative Capital Structures.    Following the credit crisis, which we define broadly as occurring between mid-2007 and mid-2009, lenders have generally required borrowers to maintain more equity as a percentage of their total capitalization, specifically to protect lenders during economic downturns. With more conservative capital structures, U.S. middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, U.S. middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and, when necessary, restructuring process.

        Attractive Opportunities in Investments in Loans.    We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities. We believe that opportunities in senior secured loans are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. Given the current low interest rate environment, we believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer's security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are secured by the issuer's assets, which may provide protection in the event of a default.

Potential Competitive Strengths

        We believe that the Adviser's disciplined approach to origination, fundamental credit analysis, portfolio construction and risk management should allow us to achieve attractive risk-adjusted returns while preserving our capital. We believe that we represent an attractive investment opportunity for the following reasons:

        Experienced Team With Expertise Across all Levels of the Corporate Capital Structure.    The members of the Investment Committee each have over 25 years of experience in private lending and investing at all levels of a company's capital structure, particularly in high yield securities, leveraged loans, high yield credit derivatives and distressed securities, as well as experience in operations, corporate finance and mergers and acquisitions. The members of the Investment Committee have diverse backgrounds with investing experience through multiple business and credit cycles. Moreover, certain members of the Investment Committee and other executives and employees of the Adviser and its affiliates have operating and/or investing experience on behalf of BDCs. We believe this experience provides the Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of middle market companies and will afford it numerous tools to manage risk while preserving the opportunity for attractive risk-adjusted returns on our investments.

        Distinctive Origination Platform.    We anticipate that a substantial majority of our investments will be sourced directly and that our origination platform provides us the ability to originate investments without the assistance of investment banks or other traditional Wall Street intermediaries. The Investment Team is responsible for originating, underwriting, executing and managing the assets of our direct lending transactions and for sourcing and executing opportunities directly. The Investment Team has significant experience as transaction originators and building and maintaining strong relationships with private equity sponsors and companies.

        The Investment Team also maintains direct contact with banks, corporate advisory firms, industry consultants, attorneys, investment banks, "club" investors and other potential sources of lending opportunities. We believe the Adviser's ability to source through multiple channels allows us to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries and to be more selective investors.

        Since its inception through December 31, 2018, the Adviser and its affiliates have sourced potential investment opportunities from over 320 private equity sponsors and venture capital firms. We believe that the Adviser receives "early looks" and "last looks" based on its relationships in certain circumstances, allowing it to be highly selective in the transactions it pursues.

        Potential Long-Term Investment Horizon.    We believe our potential long-term investment horizon gives us flexibility, allowing us to maximize returns on our investments. We invest using a long-term focus, which we believe provides us with the opportunity to increase total returns on invested capital, as compared to other private company investment vehicles or investment vehicles with daily liquidity requirements (e.g. open-ended mutual funds and ETFs).

        Defensive, Income-Orientated Investment Philosophy.    The Adviser employs a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to minimize potential losses and achieve attractive risk adjusted returns.

        Active Portfolio Monitoring.    The Adviser closely monitors the investments in our portfolio and take a proactive approach to identifying and addressing sector- or company-specific risks. The Adviser receives and reviews detailed financial information from portfolio companies no less than quarterly and seeks to maintain regular dialogue with portfolio company management teams regarding current and forecasted performance. We anticipate that many of our investments will have financial covenants that we believe will provide an early warning of potential problems facing our borrowers, allowing lenders, including us, to identify and carefully manage risk. Further, we anticipate that many of our equity investments will provide us the opportunity to nominate a member or observer to the board of directors of the portfolio company, which we believe will allow us to closely monitor the performance of our portfolio companies.

Investment Selection

        The Adviser has identified the following investment criteria and guidelines that it believes are important in evaluating prospective portfolio companies. However, not all of these criteria and guidelines will be met in connection with each of our investments.

        Established companies with positive cash flow.    We seek to invest in companies with sound historical financial performance which we believe tend to be well-positioned to maintain consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share. The Adviser typically focuses on companies with a history of profitability on an operating cash flow basis. The Adviser does not intend to invest in start-up companies that have not achieved sustainable profitability and cash flow generation or companies with speculative business plans.

        Strong competitive position in industry.    The Adviser will analyze the strengths and weaknesses of target companies relative to their competitors. The factors the Adviser considers include relative product pricing, product quality, customer loyalty, substitution risk, switching costs, patent protection, brand positioning and capitalization. We seek to invest in companies that have developed leading positions within their respective markets, are well positioned to capitalize on growth opportunities and operate businesses, exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments or are in industries with significant barriers to entry. We seek companies that demonstrate advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors that when compared to their competitors, may help to protect their market position and profitability.

        Experienced management team.    We seek to invest in companies that have experienced management teams. We also seek to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in concert with our interests as an investor.

        Diversified customer and supplier base.    We generally seek to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.

        Exit strategy.    While certain debt investments may be repaid through operating cash flows of the borrower, we expect that the primary means by which we exit our debt investments will be through methods such as strategic acquisitions by other industry participants, an initial public offering of common stock, a recapitalization, a refinancing or another transaction in the capital markets.

        Prior to making an equity investment in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an initial public offering, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its shareholders.

        In addition, in connection with our investing activities, we may make commitments with respect to an investment in a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may sell a portion of such amount such that we are left with a smaller investment than what was reflected in our original commitment.

        Financial Sponsorship.    Often we will seek to participate in transactions sponsored by what we believe to be high-quality private equity and venture capital firms. We believe that a financial sponsor's willingness to invest significant sums of equity capital into a company is an explicit endorsement of the quality of their investment. Further, financial sponsors of portfolio companies with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational issues arise.

        Investments in different portfolio companies and industries.    We will seek to invest broadly among portfolio companies and industries, thereby potentially reducing the risk of any one company or industry having a disproportionate impact on the value of our portfolio, however there can be no assurances in this regard.

Investment Process Overview

        Origination and Sourcing.    The Investment Team has an extensive network from which to source deal flow and referrals. Specifically, the Adviser sources portfolio investments from a variety of different investment sources, including among others, management teams, financial intermediaries and advisers, investment bankers, private equity sponsors, family offices, accounting firms and law firms. The Adviser believes that its experience across different industries and transaction types makes the Adviser particularly and uniquely qualified to source, analyze and execute investment opportunities.

        Due Diligence Process.    The process through which an investment decision is made involves extensive research into the company, its industry, its growth prospects and its ability to withstand adverse conditions. If one or more of the members of the Investment Team responsible for the transaction determines that an investment opportunity should be pursued, the Adviser will engage in an intensive due diligence process. Though each transaction may involve a somewhat different approach, the Adviser's diligence of each opportunity could include:

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  understanding the purpose of the loan, the key personnel, the sources and uses of the proceeds;

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  meeting the company's management, including top executives, to get an insider's view of the business, and to probe for potential weaknesses in business prospects;

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  checking management's backgrounds and references;

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  performing a detailed review of historical financial performance, including performance through various economic cycles, and the quality of earnings;

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  contacting customers and vendors to assess both business prospects and standard practices;

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  conducting a competitive analysis, and comparing the company to its main competitors on an operating, financial, market share and valuation basis;

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  researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives;

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  assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth;

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  leveraging the Adviser's internal resources and network with institutional knowledge of the company's business;

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  assessing business valuation and corresponding recovery analysis; and

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  investigating legal and regulatory risks and financial and accounting systems and practices.

        Selective Investment Process.    After an investment has been identified and preliminary diligence has been completed, an investment committee memorandum is prepared. This report is reviewed by the members of the Investment Team in charge of the potential investment. If these members of the Investment Team are in favor of the potential investment, then a more extensive due diligence process is employed. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third-party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis.

        Structuring and Execution.    Approval of an investment requires the unanimous approval of the Investment Committee (as defined below). Once the Investment Committee has determined that a prospective portfolio company may be suitable for investment, the Adviser works with the management team of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure and terms of the investment.

        Inclusion of Covenants.    Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company's financial performance. However, to a lesser extent, we may invest in "covenant-lite" loans. We use the term "covenant-lite" to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, "covenant-lite" loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, to the extent we invest in "covenant-lite" loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

        Portfolio Monitoring.    The Adviser monitors our portfolio companies on an ongoing basis. The Adviser monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action with respect to our investment in each portfolio company. The Adviser has a number of methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

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  assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

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  periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

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  comparisons to other companies in the portfolio company's industry;

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  attendance at, and participation in, board meetings; and

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  review of periodic financial statements and financial projections for portfolio companies.

Structure of Investments

        We expect that generally our portfolio composition will be majority debt or income producing securities, which may include "covenant-lite" loans (as defined below), with a lesser allocation to equity or equity-linked opportunities. These investments may include high-yield bonds, which are often referred to as "junk" bonds, and broadly-syndicated loans. In addition, we may invest a portion of our portfolio in opportunistic investments, such as in large U.S. companies or foreign companies, which will not be our primary focus, but will be intended to enhance returns to our shareholders. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.

        Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company's financial performance. However, to a lesser extent, we may invest in "covenant-lite" loans. We use the term "covenant-lite" to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, "covenant-lite" loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, to the extent we invest in "covenant-lite" loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

        Our investment objective is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.

        Debt Investments.    The terms of our debt investments are tailored to the facts and circumstances of each transaction. The Adviser negotiates the structure of each investment to protect our rights and manage our risk. We intend to invest in the following types of debt:

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  First-lien debt.  First-lien debt typically is senior on a lien basis to other liabilities in the issuer's capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand-alone first-lien loans, "last out" first lien loans, "Unitranche" loans and secured corporate bonds with similar features to these categories of first-lien loans.

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  Stand-alone first lien loans.  Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

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  "Last out" first-lien / unitranche loans.  Unitranche loans combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the issuer most, if not all, of the capital structure above the equity. The primary advantages to the issuer are the ability to negotiate their entire debt financing with one lender and the elimination of intercreditor issues. "Last out" first-lien loans have a secondary priority behind super-senior "first out" first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a "last out" first-lien loan are set forth in an "agreement among lenders," which provides lenders with "first out" and "last out" payment streams based on a single lien on the collateral. Since the "first out" lenders generally have priority over the "last out" lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the "last out" lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the "first out" lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the "last out" lenders than the intercreditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, "last out" first lien loans generally have higher effective interest rates than other types of first-lien loans, since "last out" first lien loans rank below standalone first lien loans.

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  Second-lien debt.  Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer's capital structure and has the benefit of a security interest over assets of the issuer, though ranks junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders' liens on the collateral.

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  Mezzanine debt.  Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer's capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments and may provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.

        We typically seek to structure debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. The Adviser seeks to limit the downside potential of our investments by:

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  requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

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  negotiating covenants in connection with our investments consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements), negative covenants (including financial covenants), lien protection, change of control provisions and board rights, including either observation rights or rights to a seat on the board under some circumstances; and

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  including debt amortization requirements, where appropriate, to require the timely repayment of principal of the loan, as well as appropriate maturity dates.

        Within our portfolio, the Adviser aims to maintain the appropriate proportion among the various types of first-lien loans, as well as second-lien debt and mezzanine debt, to allow us to achieve our target returns while maintaining our targeted amount of credit risk.

        Equity Investments.    Our investment in a portfolio company may include an equity interest, such as a warrant or profit participation right. In certain instances, we will also make direct equity investments, although those situations are generally limited to those cases where we are making an investment in a more senior part of the capital structure of the issuer.

Valuation

        Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by our Board, based on, among other things, the input of the Adviser, our Audit Committee and independent third-party valuation firm(s) engaged at the direction of our board of directors.

        As part of the valuation process, our board of directors takes into account relevant factors in determining the fair value of our investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, our board of directors considers whether the pricing indicated by the external event corroborates its valuation.

        Our board of directors undertakes a multi-step valuation process, which includes, among other procedures, the following:

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  With respect to investments for which market quotations are readily available, those investments will typically be valued at the bid price of those market quotations;

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  With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser's valuation committee;

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  Preliminary valuation conclusions are documented and discussed with the Adviser's valuation committee. Agreed upon valuation recommendations are presented to the Audit Committee;

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  The Audit Committee reviews the valuations recommendations and recommends values for each investment to our board of directors; and

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  Our board of directors reviews the recommended valuations and determines the fair value of each investment.

        We conduct this valuation process on a quarterly basis.

        We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements ("ASC 820"), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we consider its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

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  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.

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  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

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  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurred. In addition to using the above inputs in investment valuations, we apply the valuation policy approved by our Board that is consistent with ASC 820. Consistent with the valuation policy, we evaluate the source of the inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), we subject those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, we, or the independent valuation firm(s), review pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize amounts that are different from the amounts presented and such differences could be material.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in our financial statements.

Investments

        Our investment objective is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Our investment strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle market companies. The Company may invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities, which includes common and preferred stock, securities convertible into common stock, and warrants. We define "middle market companies" to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization, or "EBITDA," between $10 million and $250 million annually and/or annual revenue of $50 million to $2.5 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. Our target credit investments will typically have maturities between three and ten years and generally range in size between $10 and $125 million although the investment size will vary with the size of our capital base. Prior to raising sufficient capital, we may make a greater number of investments in syndicated loan opportunities than we otherwise would expect to make in the future.

        While our investment strategy focuses primarily on middle market companies in the United States, including senior secured loans, we also may invest up to 30% of our portfolio in investments of non-qualifying portfolio companies. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act, as well as in debt and equity of companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act.

        See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Our Investment Framework."

Managerial Assistance

        Business development companies generally must offer to make significant managerial assistance available to the issuer of its investments, except in circumstances where either (i) the BDC controls such issuer or (ii) the BDC purchases such investments in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Competition

        Our primary competitors in providing financing to middle market companies include public and private funds, other business development companies, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. Some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Further, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company, or to the distribution and other requirements we must satisfy to maintain our RIC tax treatment.

Administration

        We do not have any direct employees, and our day-to-day investment operations are managed by Owl Rock Capital Advisors. We have a chief executive officer, chief financial officer, chief compliance officer, and corporate secretary and, to the extent necessary, our board of directors may elect to appoint additional officers going forward. All of our executive officers are also officers of Owl Rock Capital Advisors. See "Management and Other Agreements."

Properties

        We do not own or lease any real estate or other physical properties material to our operation. Our headquarters are located at 399 Park Avenue, 38th floor, New York, NY 10022, and are provided by Owl Rock Capital Advisors pursuant to the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as we contemplate continuing to conduct it.

Legal Proceedings

        We and Owl Rock Capital Advisors are not currently subject to any material pending legal proceedings threatened against us. From time to time, we may be a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition, results of operations or cash flows.

 PORTFOLIO COMPANIES

        The following table sets forth certain information regarding each of the portfolio companies in which we had a debt or equity investment as of December 31, 2018. We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies' board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
IRI Holdings, Inc.(1)(2)	Advertising and media	First lien senior secured	L + 4.50%	11/28/2025	0.0%	$25,000	$24,753	$24,313
150 North Clinton Street,		loan
Chicago, IL 60661-1416
Swipe Acquisition Corporation (dba PLI)(1)(2)	Advertising and media	First lien senior secured	L + 7.75%	6/29/2024	0.0%	20,191	19,812	19,787
1220 Trade Drive,		loan
North Las Vegas, NV 89030
Swipe Acquisition Corporation (dba PLI)(1)(6)	Advertising and media	First lien senior secured	L + 7.75%	9/30/2019	0.0%	—	(28)	(10)
1220 Trade Drive,		delayed draw term loan
North Las Vegas, NV 89030
Propulsion Acquistion, LLC (dba Belcan, Inc.)(1)(2)	Aerospace and defense	First lien senior secured	L + 6.00%	7/13/2021	0.0%	24,808	24,601	24,187
10200 Anderson Way,		loan
Cincinnati, OH 45242
Space Exploration Technologies Corp.(1)(2)	Aerospace and defense	First lien senior secured	L + 4.25%	11/21/2025	0.0%	25,000	24,752	24,750
1 Rocket Road,		loan
Hawthorne, CA 90250
Mavis Tire Express Services Corp.(1)(2)	Automotive	Second lien senior	L + 7.50%	3/20/2026	0.0%	23,000	22,526	22,424
358 Saw Mill River Road		secured loan
Suite 17, Millwood, NY 10546
Mavis Tire Express Services Corp.(1)(2)(6)	Automotive	Second lien senior	L + 7.50%	3/20/2020	0.0%	215	175	162
358 Saw Mill River Road		secured delayed draw
Suite 17,		term loan
Millwood, NY 10546
Associations, Inc.(1)(3)	Buildings and real	First lien senior secured	L + 4.00% (incl.	7/30/2024	0.0%	20,103	19,867	19,852
5401 North Central Expressway,	estate	loan	3.00% PIK)
Suite 300, Dallas, TX 75205
Associations, Inc.(1)(3)(6)	Buildings and real	First lien senior secured	L + 4.00% (incl.	7/30/2021	0.0%	1,784	1,726	1,697
5401 North Central Expressway,	estate	delayed draw term loan	3.00% PIK)
Suite 300, Dallas, TX 75205
Associations, Inc.(1)(6)	Buildings and real	First lien senior secured	L + 6.00%	7/30/2024	0.0%	—	(12)	(20)
5401 North Central Expressway,	estate	revolving loan
Suite 300, Dallas, TX 75205
Cheese Acquisition, LLC(1)(2)	Buildings and real	First lien senior secured	L + 4.75%	11/28/2024	0.0%	7,208	7,119	7,118
233 Peachtree Street NE Harris Tower,	estate	loan
Suite 2600, Atlanta, GA 30303
Cheese Acquisition, LLC(1)(6)	Buildings and real	First lien senior secured	L + 4.75%	4/19/2020	0.0%	—	(86)	(19)
233 Peachtree Street NE Harris Tower,	estate	delayed draw term loan
Suite 2600, Atlanta, GA 30303
Cheese Acquisition, LLC(1)(2)(6)	Buildings and real	First lien senior secured	L + 4.75%	11/28/2023	0.0%	—	(28)	(28)
233 Peachtree Street NE Harris Tower,	estate	revolving loan
Suite 2600, Atlanta, GA 30303
Access CIG, LLC(1)(3)	Business services	Second lien senior	L + 7.75%	2/27/2026	0.0%	5,394	5,347	5,313
6818 A Patterson Pass Road		secured loan
Livermore, CA 94550
CIBT Global, Inc.(1)(3)	Business services	Second lien senior	L + 7.75%	6/2/2025	0.0%	1,000	979	990
1600 International Drive, Suite 600		secured loan
McLean, VA 22102
Transperfect Global, Inc.(1)(2)	Business services	First lien senior secured	L + 6.75%	5/7/2024	0.0%	29,775	29,230	29,774
Three Park Avenue 39th Floor		loan
New York, NY 10016
Vistage International, Inc.(1)(2)	Business services	Second lien senior	L + 8.00%	2/8/2026	0.0%	6,500	6,449	6,403
11452 El Camino Real,		secured loan
Suite 400 San Diego, CA 92130
Douglas Products and Packaging Company LLC(1)(3)	Chemicals	First lien senior secured	L + 5.75%	10/19/2022	0.0%	18,421	18,246	18,144
1550 E. Old 210 Highway		loan
Liberty, MO 64068

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Douglas Products and Packaging Company LLC(1)(6)	Chemicals	First lien senior secured	L + 5.75%	10/19/2022	0.0%	—	(10)	(23)
1550 E. Old 210 Highway		revolving loan
Liberty, MO 64068
Feradyne Outdoors, LLC(1)(3)	Consumer products	First lien senior secured	L + 6.25%	5/25/2023	0.0%	985	976	916
1230 Poplar Avenue		loan
Superior, WI 54880
Pregis Holding I Corporation(1)(3)	Containers and	First lien senior secured	L + 3.50%	5/20/2021	0.0%	4,000	3,875	3,890
1650 Lake Cook Road	packaging	loan
Suite 400, Deerfield, IL 60015
Pregis Holding I Corporation(1)(3)	Containers and	Second lien senior	L + 7.25%	5/20/2022	0.0%	7,000	6,881	6,790
1650 Lake Cook Road	packaging	secured loan
Suite 400, Deerfield, IL 60015
Aramsco, Inc.(1)(2)	Distribution	First lien senior secured	L + 5.25%	8/28/2024	0.0%	6,939	6,773	6,696
PO Box 29,		loan
Thorofare, NJ 08086
Aramsco, Inc.(1)(2)(6)	Distribution	First lien senior secured	L + 5.25%	8/28/2024	0.0%	70	45	33
PO Box 29,		revolving loan
Thorofare, NJ 08086
Dade Paper & Bag, LLC (dba Imperial-Dade)(1)(2)	Distribution	First lien senior secured	L + 7.44%	6/10/2024	0.0%	4,443	4,373	4,396
255 Route 1 & 9		loan
Jersey City, NJ 07306
Dealer Tire, LLC(1)(2)	Distribution	First lien senior secured	L + 5.50%	12/15/2025	0.0%	20,250	19,242	19,238
7012 Euclid Ave,		loan
Cleveland, OH 44103
Endries Acquisition, Inc.(10(2)	Distribution	First lien senior secured	L + 6.25%	12/10/2025	0.0%	20,000	19,652	19,650
714 West Ryan Street,		loan
P.O. Box 69, Brillion, Wisconsin USA 54110-0069
Endries Acquisition, Inc.(1)(6)	Distribution	First lien senior secured	L + 6.25%	12/10/2020	0.0%	—	(121)	(122)
714 West Ryan Street,		delayed draw term loan
P.O. Box 69, Brillion, Wisconsin USA 54110-0069
Endries Acquisition, Inc.(1)(6)	Distribution	First lien senior secured	L + 6.25%	12/10/2024	0.0%	750	698	698
714 West Ryan Street,		revolving loan
P.O. Box 69, Brillion, Wisconsin USA 54110-0069
Learning Care Group (US) No. 2 Inc.(1)(2)	Education	Second lien senior	L + 7.50%	3/13/2026	0.0%	5,000	4,907	4,875
21333 Haggerty Rd.,		secured loan
Suite 100 Novi, MI 48375
Severin Acquisition, LLC (dba PowerSchool)(1)(2)	Education	Second lien senior	L + 6.75%	7/31/2026	0.0%	7,500	7,429	7,350
150 Parkshore Dr.,		secured loan
Folsom, CA 95630
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)(1)(3)	Education	First lien senior secured	L + 6.00%	5/14/2024	0.0%	9,790	9,567	9,497
4500 East-West Highway		loan
Suite 300, Bethesda, MD 20814
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)(1)(6)	Education	First lien senior secured	L + 6.00%	5/14/2024	0.0%	—	(15)	(20)
4500 East-West Highway		revolving loan
Suite 300, Bethesda, MD 20814
Hillstone Environmental Partners, LLC(1)(3)	Energy equipment and	First lien senior secured	L + 7.75%	4/25/2023	0.0%	8,667	8,550	8,667
1515 Wazee,	services	loan
Suite 300, Denver, Colorado 80202
Hillstone Environmental Partners, LLC(1)(3)(6)	Energy equipment and	First lien senior secured	L + 7.75%	4/25/2023	0.0%	542	535	542
1515 Wazee,	services	revolving loan
Suite 300, Denver, Colorado 80202
Liberty Oilfield Services LLC(1)(2)	Energy equipment and	First lien senior secured	L + 7.63%	9/19/2022	0.0%	1,117	1,101	1,117
950 17th Street,	services	loan
Suite 2000, 20th Floor Denver, CO 80202
Blackhawk Network Holdings, Inc.(1)(2)	Financial services	Second lien senior	L + 7.00%	6/15/2026	0.0%	11,054	10,926	10,778
6220 Stoneridge Mall Road,		secured loan
Pleasanton, CA 94588
NMI Acquisitionco, Inc. (dba Network Merchants)(1)(2)	Financial services	First lien senior secured	L + 6.75%	9/6/2022	0.0%	3,762	3,688	3,630
201 Main St.		loan
Roselle, IL 60172
NMI Acquisitionco, Inc. (dba Network Merchants)(1)(2)(6)	Financial services	First lien senior secured	L + 6.75%	9/6/2022	0.0%	56	55	53
201 Main St.		revolving loan
Roselle, IL 60172

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Carolina Beverage Group (fka Cold Spring Brewing Company)(1)(2)	Food and beverage	First lien senior secured	L + 5.25%	5/15/2024	0.0%	6,194	6,080	6,039
110 Barley Park Ln,		loan
Mooresville, NC 28115
Carolina Beverage Group (fka Cold Spring Brewing Company)(1)(6)	Food and beverage	First lien senior secured	L + 5.25%	5/15/2024	0.0%	—	(8)	(11)
110 Barley Park Ln,		revolving loan
Mooresville, NC 28115
CM7 Restaurant Holdings, LLC(1)(2)	Food and beverage	First lien senior secured	L + 8.75%	5/22/2023	0.0%	5,795	5,699	5,535
18900 Dallas Parkway,		loan
TX 75287
CM7 Restaurant Holdings, LLC(1)(6)	Food and beverage	First lien senior secured	L + 8.75%	5/21/2019	0.0%	—	—	(29)
18900 Dallas Parkway,		delayed draw term loan
TX 75287
CM7 Restaurant Holdings, LLC(1)(2)(6)	Food and beverage	First lien senior secured	L + 8.75%	5/21/2019	0.0%	136	134	122
18900 Dallas Parkway,		delayed draw term loan
TX 75287
CM7 Restaurant Holdings, LLC	Food and beverage	LLC Interest	N/A	N/A	0.0%	54	54	30
18900 Dallas Parkway, TX 75287
H-Food Holdings, LLC(1)(2)	Food and beverage	First lien senior secured	L + 4.00%	5/23/2025	0.0%	9,429	9,232	9,194
3500 Lacey Road,		loan
Suite 300, Downers Grove IL 60515
H-Food Holdings, LLC(1)(2)	Food and beverage	Second lien senior	L + 7.00%	3/2/2026	0.0%	18,200	17,762	17,654
3500 Lacey Road,		secured loan
Suite 300, Downers Grove IL 60515
H-Food Holdings, LLC	Food and beverage	LLC Interest	N/A	N/A	0.0%	16	1,625	1,625
3500 Lacey Road, Suite 300, Downers Grove IL 60515
Hometown Food Company(1)(2)	Food and beverage	First lien senior secured	L + 5.25%	8/31/2023	0.0%	3,304	3,242	3,205
1 Strawberry Lane,		loan
Orrville, Ohio 44667-0280
Hometown Food Company(1)(2)	Food and beverage	First lien senior secured	L + 5.25%	8/31/2023	0.0%	—	(9)	(14)
1 Strawberry Lane,		revolving loan
Orrville, Ohio 44667-0280
KSLB Holdings, LLC (dba Sara Lee Frozen Bakery)(1)(2)	Food and beverage	First lien senior secured	L + 4.50%	7/30/2025	0.0%	4,000	3,918	3,880
3500 Lacey Rd,		loan
Downers Grove, IL 60515
KSLB Holdings, LLC (dba Sara Lee Frozen Bakery)(1)(2)(6)	Food and beverage	First lien senior secured	L + 4.50%	7/30/2023	0.0%	133	113	103
3500 Lacey Rd,		revolving loan
Downers Grove, IL 60515
Manna Development Group, LLC(1)(2)	Food and beverage	First lien senior secured	L + 6.00%	10/24/2022	0.0%	8,769	8,655	8,594
2339 11th Street,		loan
Encinitas, CA 92024
Manna Development Group, LLC(1)(2)(6)	Food and beverage	First lien senior secured	L + 6.00%	10/24/2022	0.0%	133	110	120
2339 11th Street,		revolving loan
Encinitas, CA 92024
Ultimate Baked Goods Midco, LLC(1)(2)	Food and beverage	First lien senior secured	L + 4.00%	8/11/2025	0.0%	3,000	2,945	2,910
828 Kasota Ave SE,		loan
Minneapolis, MN 55414
Ultimate Baked Goods Midco, LLC(1)(2)(6)	Food and beverage	First lien senior secured	L + 4.00%	8/9/2023	0.0%	—	(12)	(17)
828 Kasota Ave SE,		revolving loan
Minneapolis, MN 55414
Geodigm Corporation (dba National Dentex)(1)(2)	Healthcare providers	First lien senior secured	L + 6.85%	12/1/2021	0.0%	19,938	19,754	19,738
11601 Kew Gardens Ave,	and services	loan
Suite 200 Palm Beach Gardens, FL 33410
GI Chill Acquisition (dba California Cryobank)(1)(3)	Healthcare providers	First lien senior secured	L + 4.00%	45875	0.0%	2,993	2,978	2,948
611 Gateway Blvd,	and services	loan
Suite 820, South San Francisco, CA 94080
GI Chill Acquisition (dba California Cryobank)(1)(3)	Healthcare providers	Second lien senior	L + 7.50%	8/6/2026	0.0%	12,000	11,884	11,760
611 Gateway Blvd,	and services	secured loan
Suite 820, South San Francisco, CA 94080
TC Holdings, LLC (dba TrialCard)(1)(3)	Healthcare providers	First lien senior secured	L + 4.50%	11/14/2023	0.0%	5,723	5,617	5,608
2250 Perimeter Park Dr #300,	and services	loan
Morrisville, NC 27560
TC Holdings, LLC (dba TrialCard)(1)(3)(6)	Healthcare providers	First lien senior secured	L + 4.50%	11/14/2022	0.0%	78	70	69
2250 Perimeter Park Dr #300,	and services	revolving loan
Morrisville, NC 27560
TC Holdings, LLC (dba TrialCard)(1)(6)	Healthcare providers	First lien senior secured	L + 4.50%	6/30/2019	0.0%	—	(40)	(18)
2250 Perimeter Park Dr #300,	and services	delayed draw term loan
Morrisville, NC 27560

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Bracket Intermediate Holding Corp.(1)(3)	Healthcare technology	First lien senior secured	L + 4.25%	9/5/2025	0.0%	7,522	7,472	7,466
575 East Swedesford Road,		loan
Suite 200, Wayne, PA 19087
Bracket Intermediate Holding Corp.(1)(3)	Healthcare technology	Second lien senior	L + 8.13%	9/5/2026	0.0%	3,750	3,677	3,666
575 East Swedesford Road,		secured loan
Suite 200, Wayne, PA 19087
Hayward Industries, Inc.(1)(2)	Household products	Second lien senior	L + 8.25%	8/4/2025	0.0%	4,675	4,594	4,652
620 Division Street		secured loan
Elizabeth, NJ 07201
LineStar Integrity Services LLC(1)(3)	Infrastructure and	First lien senior secured	L + 7.25%	2/12/2024	0.0%	8,271	8,124	8,105
5391 Bay Oaks Dr.	environmental services	loan
Pasadena, TX 77505
LineStar Integrity Services LLC(1)(6)	Infrastructure and	First lien senior secured	L + 7.25%	8/12/2019	0.0%	—	(36)	(42)
5391 Bay Oaks Dr.	environmental services	delayed draw term loan
Pasadena, TX 77505
Genesis Acquisition Co. (dba Procare Software)(1)(2)	Internet software and	First lien senior secured	L + 4.00%	7/31/2024	0.0%	2,017	1,979	1,957
1 West Main St.,	services	loan
Suite 201, Medford, OR 97501
Genesis Acquisition Co. (dba Procare Software)(1)(6)	Internet software and	First lien senior secured	L + 4.00%	7/31/2020	0.0%	—	(5)	(11)
1 West Main St.,	services	delayed draw term loan
Suite 201, Medford, OR 97501
Genesis Acquisition Co. (dba Procare Software)(1)(6)	Internet software and	First lien senior secured	L + 4.00%	7/31/2024	0.0%	—	(5)	(9)
1 West Main St.,	services	revolving loan
Suite 201, Medford, OR 97501
IQN Holding Corp. (dba Beeline)(1)(3)	Internet software and	First lien senior secured	L + 5.50%	8/20/2024	0.0%	22,332	22,013	21,774
12724 Gran Bay Parkway West,	services	loan
Suite 200, Jacksonville, FL 32258-4467
IQN Holding Corp. (dba Beeline)(1)(3)(6)	Internet software and	First lien senior secured	L + 5.50%	8/20/2023	0.0%	822	786	757
12724 Gran Bay Parkway West,	services	revolving loan
Suite 200, Jacksonville, FL 32258-4467
Lightning Midco, LLC (dba Vector Solutions)(1)(3)	Internet software and	First lien senior secured	L + 5.50%	11/21/2025	0.0%	14,828	14,681	14,679
4890 W. Kennedy Blvd,	services	loan
Suite 300, Tampa, FL 33609
Lightning Midco, LLC (dba Vector Solutions)(1)(5)(6)	Internet software and	First lien senior secured	P + 4.50%	11/23/2020	0.0%	952	918	917
4890 W. Kennedy Blvd,	services	delayed draw term loan
Suite 300, Tampa, FL 33609
Lightning Midco, LLC (dba Vector Solutions)(1)(6)	Internet software and	First lien senior secured	L + 5.50%	11/21/2023	0.0%	—	(17)	(17)
4890 W. Kennedy Blvd,	services	revolving loan
Suite 300, Tampa, FL 33609
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(1)(2)	Internet software and	First lien senior secured	L + 6.50%	6/17/2024	0.0%	23,771	23,539	23,533
150 Granby Street	services	loan
Norfolk, VA 23510-1604
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(1)(6)	Internet software and	First lien senior secured	L + 6.50%	6/15/2023	0.0%	—	(2)	(2)
150 Granby Street	services	revolving loan
Norfolk, VA 23510-1604
Troon Golf, L.L.C.(1)(3)	Leisure and	First lien senior secured	L + 6.38%	9/29/2023	0.0%	23,336	23,034	23,336
15044 N. Scottsdale Road	entertainment	term loan A and B	(TLA: L + 3.5%;
Suite 300,			TLB: L + 7.1%)
Scottsdale, AZ 85254
Troon Golf, L.L.C.(1)(6)	Leisure and	First lien senior secured	L + 6.38%	9/29/2023	0.0%	—	(7)	—
15044 N. Scottsdale Road	entertainment	revolving loan
Suite 300, Scottsdale, AZ 85254
Ideal Tridon Holdings, Inc.(1)(3)	Manufacturing	First lien senior secured	L + 6.50%	7/31/2023	0.0%	1,725	1,698	1,699
8100 Tridon Drive		loan
Smyrna, TN USA 37167-6603
Ideal Tridon Holdings, Inc.(1)(3)(6)	Manufacturing	First lien senior secured	L + 6.50%	7/31/2022	0.0%	132	130	128
8100 Tridon Drive		revolving loan
Smyrna, TN USA 37167-6603
Professional Plumbing Group, Inc.(1)(3)	Manufacturing	First lien senior secured	L + 6.75%	4/16/2024	0.0%	6,806	6,713	6,636
2951 E HWY 501,		loan
Conway, SC 29526
Professional Plumbing Group, Inc.(1)(3)(6)	Manufacturing	First lien senior secured	L + 6.75%	4/16/2024	0.0%	343	328	314
2951 E HWY 501,		revolving loan
Conway, SC 29526

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Black Mountain Sand Eagle Ford LLC(1)(3)	Oil and gas	First lien senior secured	L + 8.25%	6/30/2019	0.0%	5,108	5,000	4,944
420 Commerce Street,		delayed draw term loan
Suite 500, Fort Worth, TX 76102
Brigham Minerals, LLC(1)(2)	Oil and gas	First lien senior secured	L + 5.50%	7/27/2024	0.0%	10,000	9,905	9,800
5914 W. Courtyard Dr.,		loan
Suite 100, Austin, TX 78730
Brigham Minerals, LLC(1)(2)(6)	Oil and gas	First lien senior secured	L + 5.50%	10/27/2019	0.0%	4,000	3,944	3,880
5914 W. Courtyard Dr.,		delayed draw term loan
Suite 100, Austin, TX 78730
Brigham Minerals, LLC(1)(6)	Oil and gas	First lien senior secured	L + 5.50%	7/27/2024	0.0%	—	(7)	(16)
5914 W. Courtyard Dr.,		revolving loan
Suite 100, Austin, TX 78730
Zenith Energy U.S. Logistics Holdings, LLC(1)(2)	Oil and gas	First lien senior secured	L + 5.50%	12/21/2024	0.0%	13,133	12,893	12,871
3900 Essex Lane		loan
Suite 950, Houston, TX 77027
AmSpec Services Inc.(1)(3)	Professional services	First lien senior secured	L + 5.75%	7/2/2024	0.0%	17,495	17,209	17,057
1249 S River Rd,		loan
Cranbury, NJ 08512
AmSpec Services Inc.(1)(5)(6)	Professional services	First lien senior secured	P + 3.75%	7/2/2024	0.0%	405	365	343
1249 S River Rd,		revolving loan
Cranbury, NJ 08512
Cardinal US Holdings, Inc.(1)(3)	Professional services	First lien senior secured	L + 5.00%	7/31/2023	0.0%	15,824	15,457	15,745
De Kleetlaan 6A		loan
1831 Machelen Brussels, Belgium
DMT Solutions Global Corporation(1)(2)	Professional services	First lien senior secured	L + 7.00%	7/2/2024	0.0%	8,775	8,446	8,424
37 Executive Dr,		loan
Danbury, CT 06810
GC Agile Holdings Limited (dba Apex Fund Services)(1)(3)	Professional services	First lien senior secured	L + 6.50%	6/15/2025	0.0%	12,289	12,057	12,043
Veritas House, 125 Finsbury Pavement		loan
London, England, EC2A 1NQ
GC Agile Holdings Limited (dba Apex Fund Services)(1)(6)	Professional services	First lien senior secured	L + 6.50%	2/28/2019	0.0%	—	(110)	(119)
Veritas House, 125 Finsbury Pavement		delayed draw term loan
London, England, EC2A 1NQ
GC Agile Holdings Limited (dba Apex Fund Services)(1)(3)(6)	Professional services	First lien senior secured	L + 6.50%	6/15/2020	0.0%	1,987	1,915	1,888
Veritas House, 125 Finsbury Pavement		multi-draw term loan
London, England, EC2A 1NQ
GC Agile Holdings Limited (dba Apex Fund Services)(1)(6)	Professional services	First lien senior secured	L + 6.50%	6/15/2023	0.0%	—	(49)	(34)
Veritas House, 125 Finsbury Pavement		revolving loan
London, England, EC2A 1NQ
Gerson Lehrman Group, Inc.(1)(2)	Professional services	First lien senior secured	L + 4.25%	12/12/2024	0.0%	37,398	37,027	37,023
60 East 42nd Street, 3rd Floor,		loan
New York, NY 10165
Gerson Lehrman Group, Inc.(1)(6)	Professional services	First lien senior secured	L + 4.25%	12/12/2024	0.0%	—	(26)	(26)
60 East 42nd Street, 3rd Floor,		revolving loan
New York, NY 10165
EW Holdco, LLC (dba European Wax)(1)(2)	Specialty Retail	First lien senior secured	L + 4.50%	9/25/2024	0.0%	9,975	9,879	9,776
P.O. Box 802208,		loan
Aventura, FL 33280
Galls, LLC(1)(2)	Specialty Retail	First lien senior secured	L + 6.25%	1/31/2025	0.0%	14,982	14,814	14,682
1340 Russell Cave Road		loan
P.O. Box 54308 Lexington, KY 40505
Galls, LLC(1)(2)(6)	Specialty Retail	First lien senior secured	L + 6.25%	1/31/2020	0.0%	1,292	1,247	1,228
1340 Russell Cave Road		delayed draw term loan
P.O. Box 54308 Lexington, KY 40505
Galls, LLC(1)(2)(6)	Specialty Retail	First lien senior secured	L + 6.25%	1/31/2024	0.0%	1,571	1,524	1,502
1340 Russell Cave Road		revolving loan
P.O. Box 54308 Lexington, KY 40505
DB Datacenter Holdings Inc.(1)(2)	Telecommunications	First lien senior secured	L + 3.75%	10/3/2024	0.0%	10,467	10,446	10,446
400 South Akard Street		loan
Suite 100 Dallas, TX 75202
DB Datacenter Holdings Inc.(1)(2)	Telecommunications	Second lien senior	L + 7.50%	4/3/2025	0.0%	5,000	4,934	4,900
400 South Akard Street		secured loan
Suite 100 Dallas, TX 75202
Lytx, Inc.(1)(2)	Transportation	First lien senior secured	L + 6.75%	8/31/2023	0.0%	2,020	1,969	2,020
9785 Towne Centre Drive		loan
San Diego, CA 92121

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Lytx, Inc.(1)(6)	Transportation	First lien senior secured	L + 6.75%	8/31/2022	0.0%	—	(2)	—
9785 Towne Centre Drive		revolving loan
San Diego, CA 92121
Motus, LLC and Runzheimer International LLC(1)(3)	Transportation	First lien senior secured	L + 6.75%	1/17/2024	0.0%	7,345	7,184	7,161
Two Financial Center		loan
60 South Street, Boston, MA 02111
Motus, LLC and Runzheimer International LLC(1)(2)(6)	Transportation	First lien senior secured	L + 6.75%	1/17/2023	0.0%	—	(12)	(15)
Two Financial Center		revolving loan
60 South Street, Boston, MA 02111
Uber Technologies, Inc.	Transportation	Unsecured note	0.075	11/1/2023	0.0%	8,800	8,800	8,498
1455 Market St. San Francisco, CA
Uber Technologies, Inc.	Transportation	Unsecured note	8.00%	11/1/2026	0.0%	13,200	13,200	12,720
1455 Market St. San Francisco, CA

(1)
Loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR" or "L") (which can include one-, two-, three- or sixmonth LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower's option, and which reset periodically based on the terms of the loan agreement.

(2)
The interest rate on these loans is subject to 1 month LIBOR, which as of September 30, 2018 was 2.50%.

(3)
The interest rate on these loans is subject to 3 month LIBOR, which as of September 30, 2018 was 2.81%.

(4)
The interest rate on these loans is subject to 6 month LIBOR, which as of September 30, 2018 was 2.88%.

(5)
The interest rate on these loans is subject to the Prime Rate ("Prime" or "P"), which as of September 30, 2018 was 5.50%.

(6)
Position or portion thereof is an unfunded loan commitment.

 MANAGEMENT OF THE COMPANY

        Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors consists of seven members, four of whom are not "interested persons" of the Company or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are "independent," as determined by our board of directors. We refer to these individuals as our independent directors. Our board of directors elects our executive officers, who serve at the discretion of the board of directors.

Board of Directors

        Under our articles of incorporation, our directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

        Information regarding the board of directors is as follows:

Name	Age	Position	Expiration of Term	Director Since
Independent Directors
Brian Finn	58	Director	2020	2016
Eric Kaye	55	Director	2020	2016
Christopher M. Temple	51	Director	2021	2016
Edward D'Alelio	66	Chairman of the Board, Director	2019	2016
Interested Directors
Douglas I. Ostrover	56	Director	2021	2016
Craig W. Packer	52	Chief Executive Officer, President and Director	2019	2016
Alan Kirshenbaum	47	Chief Operating Officer, Chief Financial Officer and Director	2019	2015

        The address for each director is c/o Owl Rock Capital Corporation II, 399 Park Avenue, 38th Floor, New York, NY 10022.

Executive Officers Who are Not Directors

        Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Karen Hager	46	Chief Compliance Officer
Bryan Cole	34	Chief Accounting Officer, Controller
Alexis Maged	53	Managing Director

        The address for each executive officer is c/o Owl Rock Capital Corporation II, 399 Park Avenue, 38th Floor, New York, NY 10022.

Biographical Information

        The following is information concerning the business experience of our board of directors and executive officers. Our directors have been divided into two groups—interested directors and independent directors. Interested directors are "interested persons" as defined in the 1940 Act.

Interested Directors

Douglas I. Ostrover

        Mr. Ostrover is a co-founder of Owl Rock Capital Partners LP, and also serves as Chief Executive Officer and Co-Chief Investment Officer of the Adviser, ORTA and ORCPFA, and is a member of the Company's, Owl Rock Capital Corporation's and Owl Rock Technology Finance Corp.'s Investment Committees. In addition, Mr. Ostrover has served on the boards of the Company and Owl Rock Capital Corporation since 2016, and on the board of Owl Rock Technology Finance Corp. since 2018. Prior to co-founding Owl Rock Capital Partners LP, Mr. Ostrover was one of the founders of GSO Capital Partners (GSO), Blackstone's alternative credit platform, and a Senior Managing Director at Blackstone until 2015. Prior to co-founding GSO in 2005, Mr. Ostrover was a Managing Director and Chairman of the Leveraged Finance Group of Credit Suisse First Boston (CSFB). Prior to his role as Chairman, Mr. Ostrover was Global Co-Head of CSFB's Leveraged Finance Group, during which time he was responsible for all of CSFB's origination, distribution and trading activities relating to high yield securities, leveraged loans, high yield credit derivatives and distressed securities. Mr. Ostrover was a member of CSFB's Management Council and the Fixed Income Operating Committee. Mr. Ostrover joined CSFB in November 2000 when CSFB acquired Donaldson, Lufkin & Jenrette ("DLJ"), where he was a Managing Director in charge of High Yield and Distressed Sales, Trading and Research. Mr. Ostrover had been a member of DLJ's high yield team since he joined the firm in 1992. Mr. Ostrover is actively involved in non-profit organizations including serving on the Board of Directors of the Michael J. Fox Foundation. Mr. Ostrover is also a board member of the Brunswick School. Mr. Ostrover received a B.A. in Economics from the University of Pennsylvania and an M.B.A. from New York University Stern School of Business.

        We believe Mr. Ostrover's depth of experience in corporate finance, capital markets and financial services gives our board of directors valuable industry-specific knowledge and expertise on these and other matters, and his history with us and our Adviser provide an important skillset and knowledge base to our board of directors.

Craig W. Packer

        Mr. Packer is a Co-Founder of Owl Rock Capital Partners LP, and also serves as Co-Chief Investment Officer of the Adviser, ORTA, and ORCPFA, President and Chief Executive Officer of the Company, Owl Rock Capital Corporation, and Owl Rock Technology Finance Corp., and is a member of the Adviser's, ORTA's and ORCPFA's Investment Committee. In addition, Mr. Packer has served on the boards of the Company and Owl Rock Capital Corporation since 2016, and on the board of Owl Rock Technology Finance Corp. since 2018. Prior to co-founding Owl Rock Capital Partners LP, Mr. Packer was Co-Head of Leveraged Finance in the Americas at Goldman, Sachs & Co., where he served on the Firmwide Capital Committee, Investment Banking Division ("IBD") Operating Committee, IBD Client and Business Standards Committee and the IBD Risk Committee. Mr. Packer joined Goldman, Sachs & Co., as a Managing Director and Head of High Yield Capital Markets in 2006 and was named partner in 2008. Prior to joining Goldman Sachs, Mr. Packer was the Global Head of High Yield Capital Markets at Credit Suisse First Boston, and before that he worked at Donaldson, Lufkin & Jenrette. Mr. Packer serves as Treasurer and member of the Board of Trustees of Greenwich Academy, and Co-Chair of the Honorary Board of Kids in Crisis, a nonprofit organization that serves children in Connecticut, and on the Advisory Board for the McIntire School of Commerce, University

of Virginia. Mr. Packer earned a B.S. from the University of Virginia and an M.B.A. from Harvard Business School.

        We believe Mr. Packer's depth of experience in corporate finance, capital markets and financial services gives our board of directors valuable industry-specific knowledge and expertise on these and other matters, and his history with us and our Adviser provide an important skillset and knowledge base to our board of directors.

Alan Kirshenbaum

        Mr. Kirshenbaum is the Chief Operating Officer and Chief Financial Officer of Owl Rock Capital Partners LP, and also serves as the Chief Operating Officer and Chief Financial Officer of the Adviser, ORTA, ORCPFA, the Company, Owl Rock Capital Corporation, and Owl Rock Technology Finance Corp. In addition, Mr. Kirshenbaum has served on the board of the Company and Owl Rock Capital Corporation since 2015, on the board of the Company since 2016, and on the board of Owl Rock Technology Finance Corp. since 2018. Prior to Owl Rock, Mr. Kirshenbaum was Chief Financial Officer of TPG Specialty Lending, Inc., a BDC traded on the NYSE: (TSLX). Mr. Kirshenbaum was responsible for building and overseeing TSLX's finance, treasury, accounting and operations functions from 2011 through 2015, including during its initial public offering in March 2014. From 2011 to 2013, Mr. Kirshenbaum was also Chief Financial Officer of TPG Special Situations Partners. From 2007 to 2011, Mr. Kirshenbaum was the Chief Financial Officer of Natsource, a private investment firm and, prior to that, Managing Director, Chief Operating Officer and Chief Financial Officer of MainStay Investments. Mr. Kirshenbaum joined Bear Stearns Asset Management ("BSAM") in 1999 and was BSAM's Chief Financial Officer from 2003 to 2006. Before joining BSAM, Mr. Kirshenbaum worked in public accounting at KPMG and J.H. Cohn. Mr. Kirshenbaum is actively involved in a variety of non-profit organizations including the Boy Scouts of America and as trustee for the Jewish Federation of Greater MetroWest NJ. Mr. Kirshenbaum is also a member of the Rutgers University Dean's Cabinet. Mr. Kirshenbaum received a B.S. from Rutgers University and an M.B.A. from New York University Stern School of Business.

        We believe Mr. Kirshenbaum's finance and operations experience, including serving as chief financial officer for a publicly traded business development company and prior experience going through the initial public offering process, as well as a history with us and our Adviser, provide an important skillset and knowledge base to our board of directors.

Independent Directors

Edward D'Alelio

        Mr. D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston, where he served from 1989 until he retired in 2002. While at Putnam, he served on the Investment Policy Committee, which was responsible for oversight of all investments. He also sat on various Committees including attribution and portfolio performance. Prior to joining Putnam, he was a portfolio manager at Keystone Investments and prior to that, he was an Investment Analyst at The Hartford Ins. Co. Since 2002, Mr. D'Alelio has served as an Executive in Residence at the University of Mass., Boston—School of Management. He is also chair of the investment committee of the UMass Foundation and chair of the UMass Memorial Hospital investment committee and serves on its corporate board. He serves on the Advisory Committees of Ceres Farms and New Generation Investments. Since May 2007, Mr. D'Alelio has served as corporate director of Engauge Inc. and since September 2009, he has served as director of Vermont Farmstead Cheese. Since January 2008, he has served on the board of Blackstone/GSO Long Short Credit Fund & Blackstone/GSO Sen. Flt Rate Fund. Since December 2008, he has served on the board of Carador PLC, a Dublin based offshore closed end fund. Since 2016, he has served on the boards of the Company and Owl Rock Capital

Corporation, and since 2018, he has served on the board of Owl Rock Technology Finance Corp. Mr. D'Alelio's previous corporate board assignments include Archibald Candy, Doane Pet Care and Trump Entertainment Resorts. Mr. D'Alelio is a graduate of the Univ. of Mass Boston and has an M.B.A. from Boston University.

        We believe Mr. D'Alelio's numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on our board of directors.

Christopher M. Temple

        Mr. Temple has served as President of DelTex Capital LLC (a private investment firm) since its founding in 2010. Mr. Temple has served as an Operating Executive for Tailwind Capital, LLC, a New York based middle market private equity firm managing over $3.5 billion of committed capital, since June 2011. Prior to forming DelTex Capital, Mr. Temple served as President of Vulcan Capital, the investment arm of Vulcan Inc., from May 2009 until December 2009 and as Vice President of Vulcan Capital from September 2008 to May 2009. Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital, LLC from May to August 2008. Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008. From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Mr. Temple started his career in the audit and tax departments of KPMG's Houston office and was a licensed CPA from 1989 to 1993. Mr. Temple has served on the board of directors of Plains All American Pipeline Company since 2009 and served on the audit committee from 2009 to 2016. Prior public board service includes board and audit committee services for Clear Channel Outdoor Holdings from April 2011 to May 2016 and on the board and audit committee of Charter Communications Inc. from November 2009 through January 2011. In addition to public boards, as part of his role with Tailwind, Mr. Temple has served on private boards including Brawler Industries, National HME, and HMT, LLC. Since 2016 he has served on the boards of the Company and Owl Rock Capital Corporation, and since 2018 he has served on the board of Owl Rock Technology Finance Corp. Mr. Temple holds a B.B.A., magna cum laude, from the University of Texas and an M.B.A. from Harvard.

        We believe Mr. Temple's broad investment management background, together with his financial and accounting knowledge, brings important and valuable skills to our board of directors.

Eric Kaye

        Mr. Kaye is the founder of ARQ^EX Fitness Systems, a fitness equipment design company. Prior to founding ARQ^EX, Mr. Kaye served as a Vice Chairman and Managing Director of UBS Investment Bank, and a member of the division's Global Operating and U.S. Executive Committees, from June 2001 to May 2012. For the majority of Mr. Kaye's tenure with UBS, he was a Managing Director and led the firm's Exclusive Sales and Divestitures Group, where he focused on advising middle market companies. Prior to joining UBS, Mr. Kaye has served as Global Co-Head of Mergers & Acquisitions for Robertson Stephens, an investment banking firm, from February 1998 to June 2001. Mr. Kaye joined Robertson Stephens from PaineWebber where he served as Executive Director and head of the firm's Technology Mergers & Acquisitions team. Since 2016 he has served on the boards of the Company and Owl Rock Capital Corporation, and since 2018, he has served on the board of Owl Rock Technology Finance Corp. Mr. Kaye holds a B.A. from Union College and an M.B.A. from Columbia Business School.

        We believe Mr. Kaye's management positions and experiences in the middle market provide our board of directors with valuable insight.

Brian Finn

        Mr. Finn served as the Chief Executive Officer of Asset Management Finance Corporation from 2009 to March 2013 and as its Chairman from 2008 to March 2013. From 2004 to 2008, Mr. Finn was Chairman and Head of Alternative Investments at Credit Suisse Group. Mr. Finn has held many positions within Credit Suisse and its predecessor firms, including President of CSFB, President of Investment Banking, Co-President of Institutional Securities, Chief Executive Officer of Credit Suisse USA and a member of the Office of the Chairman of CSFB. He was also a member of the Executive Board of Credit Suisse. Mr. Finn served as principal and partner of private equity firm Clayton, Dubilier & Rice from 1997 to 2002. Mr. Finn currently serves as Chairman of Covr Financial Technologies Corp., and a director of The Scotts Miracle Gro Company and WaveGuide Corporation, Chairman of Star Mountain Capital, a lower middle market credit investment firm, and Investment Partner of Nyca Partners, a financial technology venture capital firm. Since 2016 he has served on the boards of the Company and Owl Rock Capital Corporation, and since 2018 he has served on the board of Owl Rock Technology Finance Corp. Mr. Finn received a B.S. in Economics from The Wharton School, University of Pennsylvania.

        We believe Mr. Finn's numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on our board of directors.

Executive Officers Who are not Directors

Karen Hager

        Ms. Hager is a Managing Director of Owl Rock Capital Partners LP, and also serves as the Chief Compliance Officer of the Adviser, Owl Rock Capital Corporation, ORCPFA, ORTA, and the Company. Prior to joining Owl Rock in 2018, Ms. Hager was Chief Compliance Officer at Abbott Capital Management. Previous to Abbott, Ms. Hager worked as SVP, Director of Global Compliance and Chief Compliance Officer at The Permal Group, and as Director of Compliance at Dominick & Dominick Advisors LLC. Prior to joining Dominick & Dominick Advisors LLC, Ms. Hager was a Senior Securities Compliance Examiner/Staff Accountant at the US Securities and Exchange Commission. Ms. Hager received a B.S. in Accounting from Brooklyn College of the City University of New York.

Bryan Cole

        Mr. Cole is a Managing Director of Owl Rock Capital Partners and serves as the Controller and Chief Accounting Officer of the Company, Owl Rock Capital Corporation and Owl Rock Technology Finance Corp. Prior to joining Owl Rock in 2016, Mr. Cole was Assistant Controller of Business Development Corporation of America, a non-traded business development company, where he was responsible for overseeing the finance, accounting, financial reporting, operations and internal controls functions. Preceding that role, Mr. Cole worked within the Financial Services—Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Cole received a B.S. in Accounting from Fordham University and is a licensed Certified Public Accountant in New York.

Alexis Maged

        Mr. Maged is a Managing Director of Owl Rock Capital Partners LP, and also serves as the Head of Underwriting and Portfolio Management for the Adviser, ORCPFA, and ORTA, and as Vice President of the Company, Owl Rock Capital Corporation and Owl Rock Technology Finance

Corp., and is a member of each of the Company's, Owl Rock Capital Corporation's and Owl Rock Technology Finance Corp.'s Investment Committees. Prior to joining Owl Rock in 2016, Mr. Maged was Chief Financial Officer of Barkbox, Inc., a New York—based provider of pet—themed products and technology, from 2014 to 2015. Prior to that, Mr. Maged was a Managing Director with Goldman Sachs & Co. from 2007 until 2014. At Goldman Sachs & Co., Mr. Maged held several leadership positions, including Chief Operating Officer of the investment bank's Global Credit Finance businesses, Co—Chair of the Credit Markets Capital Committee and a member of the Firmwide Capital Committee. Prior to assuming that role in 2011, Mr. Maged served as Chief Underwriting Officer for the Americas and oversaw the U.S. Bank Debt Portfolio Group and US Loan Negotiation Group. From mid—2007 to the end of 2008, Mr. Maged was Head of Bridge Finance Capital Markets in the Americas Financing Group's Leveraged Finance Group, where he coordinated the firm's High Yield Bridge Lending and Syndication business. Prior to joining Goldman, Sachs & Co., Mr. Maged was Head of the Bridge Finance Group at Credit Suisse and also worked in the Loan Capital Markets Group at Donaldson, Lufkin and Jenrette ("DLJ"). Upon DLJ's merger with Credit Suisse in 2000, Mr. Maged joined Credit Suisse's Syndicated Loan Group and, in 2003, founded its Bridge Finance Group. Earlier in his career, Mr. Maged was a member of the West Coast Sponsor Coverage Group at Citigroup and the Derivatives Group at Republic National Bank, as well as a founding member of the Loan Syndication Group at Swiss Bank Corporation. Mr. Maged received a B.A. from Vassar College and an M.B.A. from New York University Stern School of Business.

Communications with Directors

        Shareholders and other interested parties may contact any member (or all members) of the board of directors by mail. To communicate with the board of directors, any individual directors or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Owl Rock Capital Corporation II, 399 Park Avenue, 38th Floor, New York, NY 10022, Attention: Chief Compliance Officer.

Committees of the Board of Directors

        Our board of directors currently has two committees: an audit committee and a nominating and corporate governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. During 2018, the board of directors held 5 formal meetings, the audit committee held 8 formal meetings, and the nominating and governance committee held 1 formal meetings. We encourage, but do not require, the directors to attend our annual meeting of shareholders in person.

        Audit Committee.    The audit committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the board of directors in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The audit committee is presently composed of four persons, including Edward D'Alelio, Christopher M. Temple, Eric Kaye and Brian Finn, all of whom are considered independent for purposes of the 1940 Act. Mr. Temple serves as the chair of the Audit Committee. Our board of directors has determined that Messrs. Temple and Finn qualify as "audit committee financial experts" as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an "interested person" of the Company or of Owl Rock Capital Advisors as defined in Section 2(a)(19) of the 1940 Act.

        A copy of charter of the Audit Committee is available in print to any shareholder who requests it and it is also available on the Company's website at www.owlrock.com.

        Nominating and Corporate Governance Committee.    The nominating and corporate governance committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the nominating and corporate governance committee, including making nominations for the appointment or election of independent directors and assessing the compensation paid to independent members of the board of directors. The nominating and corporate governance committee consists of Edward D'Alelio, Christopher M. Temple, Eric Kaye and Brian Finn, all of whom are considered independent for purposes of the 1940 Act. Mr. Kaye serves as the chair of the Nominating and Corporate Governance Committee.

        The Nominating and Corporate Governance Committee will consider nominees to the board of directors recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a director at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on our board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

        A copy of charter of the Nominating and Corporate Governance Committee is available in print to any shareholder who requests it, and it is also available on the Company's website at www.owlrock.com.

Compensation of Directors

        Our directors who do not also serve in an executive officer capacity for us or Owl Rock Capital Advisors are entitled to receive annual cash retainer fees, fees for participating in in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These directors are Edward D'Alelio, Christopher M. Temple, Eric Kaye and Brian Finn. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

			Annual Committee Chair Cash Retainer
Net Asset Value	Annual Cash Retainer	Board Meeting Fee	Chair of the Board	Audit	Nominating and Corporate Governance	Committee Meeting Fee
$0 to $100 million	$30,000	$1,000	$7,500	$5,000	$5,000	$1,000
$100 million to $250 million	$50,000	$1,000	$7,500	$5,000	$5,000	$1,000
$250 million to $500 million	$75,000	$1,500	$25,000	$20,000	$20,000	$1,500
> $500 million	$100,000	$2,500	$25,000	$20,000	$20,000	$2,500

        We also reimburse each of the directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

        The table below sets forth the compensation received by each director from the Company and the Fund Complex for service during the fiscal year ended December 31, 2018. For purposes of this prospectus, the term "Fund Complex" is defined to include the Company, Owl Rock Capital Corporation, and Owl Rock Technology Finance Corp.

Net Asset Value	Fees Earned and Paid in Cash by the Company	Total Compensation from the Company	Total Compensation from the Fund Complex
Edward D'Alelio	$85,067	$85,067	$283,160
Christopher M. Temple	$87,014	$87,014	$279,639
Eric Kaye	$87,014	$87,014	$265,672
Brian Finn	$74,697	$74,697	$245,370

        We will not pay compensation to our directors who also serve in an executive officer capacity for us or Owl Rock Capital Advisors.

Staffing

        We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Owl Rock Capital Advisors, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Our day-to-day investment operations are managed by our Adviser. In addition, we reimburse Owl Rock Capital Advisors for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers and their respective staffs.

Compensation of Executive Officers

        None of our officers will receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer will be paid by our Administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that our Administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to our Administrator.

Board Leadership Structure

        Our business and affairs are managed under the direction of our board of directors. Among other things, our board of directors sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our board of directors, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

        Under our bylaws, our board of directors may designate one of our directors as chair to preside over meetings of our board of directors and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our board of directors. The board of directors appointed Edward D'Alelio, an independent director, to serve in the role of chairman of the board of directors. The chairman's role is to preside at all meetings of the board of directors and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The chairman serves as a key point person for dealings between management and the directors. The chairman also may perform such other functions as may be delegated by the board of directors from time to time. The board of directors reviews matters related to its leadership structure annually. The board of directors has determined that its leadership structure is appropriate because it allows the board of directors to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full board in a manner that enhances effective oversight.

        Our board of directors believes that its leadership structure is the optimal structure for us at this time. Our board of directors, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight

        Our board of directors performs its risk oversight function primarily through (i) its standing committees, which report to the entire board of directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

        Oversight of our investment activities extends to oversight of the risk management processes employed by Owl Rock Capital Advisors as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of Owl Rock Capital Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of director's risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors' oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

        We believe that the role of our board of directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

 PORTFOLIO MANAGEMENT

        The management of the Company's investment portfolio is the responsibility of the Adviser and the Investment Committee. The Company considers these individuals to be its portfolio managers. The Adviser's investment team (the "Investment Team"), is led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser's senior executive team and the Investment Committee. The Investment Team, under the Investment Committee's supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures the Company's investments and will monitor the Company's portfolio companies on an ongoing basis. The Investment Committee meets regularly to consider the Company's investments, direct its strategic initiatives and supervise the actions taken by the Adviser on its behalf. In addition, the Investment Committee reviews and determines whether to make prospective investments and monitors the performance of the investment portfolio. Each investment opportunity requires the unanimous approval of the Investment Committee. Follow-on investments in existing portfolio companies may require the Investment Committee's approval beyond that obtained when the initial investment in the portfolio company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Investment Committee. The compensation packages of certain Investment Committee members from the Adviser include various combinations of discretionary bonuses and variable incentive compensation based primarily on performance for services provided.

        None of the Adviser's investment professionals receive any direct compensation from the Company in connection with the management of the Company's portfolio. Certain members of the Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

        The Investment Team performs a similar role for Owl Rock Capital Corporation, with a total amount of approximately $5.5 billion in total capital commitments from investors ($2.4 billion undrawn) as of December 31, 2018, from which the Adviser may receive incentive fees. See "Certain Relationships and Related Party Transactions" for a description of Owl Rock's allocation policy governing allocations of investments among us and other investment vehicles with similar or overlapping strategies, as well as a description of certain other relationships between us and the Adviser. See "Prospectus Summary—Conflicts of Interest" and "Risk Factors—Risks Related to Our Adviser and its Affiliates" for a discussion of potential conflicts of interests.

        The members of the Investment Committee function as portfolio managers with the most significant responsibility for the day-to-day management of our portfolio. The Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged. Information regarding the Investment Committee, is as follows:

Name	Year of Birth
Douglas I. Ostrover	1962
Marc S. Lipschultz	1969
Craig W. Packer	1966
Alexis Maged	1965

        In addition to managing our investments, as of December 31, 2018, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross assets ($ in millions)
Owl Rock Capital Corporation	Business development company	U.S. middle-market lending	$5,951.0
Owl Rock Technology Finance Corp.	Business development company	U.S. middle market technology related lending	$588.2

        The management and incentive fees payable by Owl Rock Capital Corporation and Owl Rock Technology Finance Corp. are based on (1) gross assets and unfunded capital commitments, and (2) the performance, respectively, of Owl Rock Capital Corporation and Owl Rock Technology Finance Corp.

        Biographical information regarding the member of the Investment Committee, who is not a director or executive officer of the Company is as follows:

Marc S. Lipschultz

        Mr. Lipschultz is a Co-Founder and the President of Owl Rock Capital Partners, the Co-Chief Investment Officer of the Adviser, ORPFA and ORTA, and is a member of the Adviser's Investment Committee. Prior to founding Owl Rock, Mr. Lipschultz spent more than two decades at KKR, and he served on the firm's Management Committee and as the Global Head of Energy and Infrastructure. Mr. Lipschultz has a wide range of experience in alternative investments, including leadership roles in private equity, infrastructure and direct-asset investing. Prior to joining KKR, Mr. Lipschultz was with Goldman, Sachs & Co., where he focused on mergers and acquisitions and principal investment activities. He received an A.B. with honors and distinction, Phi Beta Kappa, from Stanford University and an M.B.A. with high distinction, Baker Scholar, from Harvard Business School. Mr. Lipschultz serves on the board of the Hess Corporation and is actively involved in a variety of nonprofit organizations, serving as a trustee and board member of the American Enterprise Institute for Public Policy Research, Michael J. Fox Foundation, Mount Sinai Health System, Riverdale Country School and as the President of the board of directors of the 92nd Street Y.

        The table below shows the dollar range of shares of our common stock beneficially owned by the members of the Investment Committee as of April 23, 2019 stated as one of the following dollar ranges: None; $1-$10,000; $10,001- $50,000; $50,001-$100,000; or Over $100,000.

Name	Dollar Range of Equity Securities in Owl Rock Capital Corporation II(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)
Douglas I. Ostrover	—	over $100,000
Marc S. Lipschultz	over $100,000	over $100,000
Craig W. Packer	over $100,000	over $100,000
Alexis Maged	—	—

(1)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act.

(2)
The dollar range of equity securities of the Company beneficially owned by our directors, if applicable, is calculated by multiplying the current net public offering price of $9.04 per share by the number of equity securities beneficially owned.

(3)
The dollar range of Equity Securities in the Fund Complex beneficially owned by directors of the Company, if applicable, is the sum of (x) the product obtained by multiplying the net asset value per share of Owl Rock Capital Corporation as of December 31, 2018 by the number of shares of Owl Rock Capital Corporation beneficially owned by the director, (y) the product obtained by multiplying the net asset value per share of Owl Rock Technology Finance Corp. as of December 31, 2018 by the number of shares of Owl Rock Technology Finance Corp. beneficially owned by the director, and (z) the total dollar range of equity securities in the Company beneficially owned by the director.

 MANAGEMENT AND OTHER AGREEMENTS AND FEES

        Owl Rock Capital Advisors is located at 399 Park Avenue, 38th Floor, New York, NY 10022. Owl Rock Capital Advisors is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, Owl Rock Capital Advisors manages our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, Owl Rock Capital Advisors:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

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  assists us in determining which investments we purchase, retain or sell;

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  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

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  executes, closes, services and monitors the investments we make.

        Owl Rock Capital Advisors' services under the Investment Advisory Agreement are not exclusive.

Investment Advisory Agreement

  Management and Incentive Fee

        Pursuant to the Investment Advisory Agreement, as amended, with Owl Rock Capital Advisors, subject to the overall supervision of our board of directors and in accordance with the 1940 Act, Owl Rock Capital Advisors receives a fee from us, consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% based on the average value of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters. Although we do not anticipate making significant investments in derivatives and swaps similar to our direct investment in portfolio companies, the fair value of any such derivatives and swaps, which will not necessarily equal the notional value of such derivatives and swaps, will be included in our calculation of gross assets. The base management fee is payable quarterly in arrears. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in any such quarter prior to the occurrence of a liquidity event. Base management fees for any partial quarter are prorated based on the number of days in the quarter.

        The incentive fee consists of two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.

        The incentive fee on income will be calculated and payable quarterly in arrears and will be based upon our pre-incentive fee net investment income for the immediately preceding calendar quarter. In the case of a liquidation of the Company or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.

        The incentive fee on income for each calendar quarter will be calculated as follows:

  •
  No incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.5% per quarter on our adjusted capital. We refer to this as the quarterly preferred return.

  •
  All of our pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 1.875%, which we refer to as the upper level breakpoint, on our adjusted capital in any quarter, will be payable to our Adviser. We refer to this portion of the incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on all of our pre-incentive fee net investment income when the pre-incentive fee net investment income reaches 1.875% on our adjusted capital in any quarter, measured as of the end of the immediately preceding calendar quarter. The quarterly preferred return of 1.5% and upper level breakpoint of 1.875% are also adjusted for the actual number of days each calendar quarter.

  •
  For any quarter in which our pre-incentive fee net investment income exceeds 1.875% on our adjusted capital, the incentive fee on income will equal 20% of the amount of our pre-incentive fee net investment income, because the quarterly preferred return and catch up will have been achieved.

  •
  Pre-incentive fee net investment income is defined as investment income and any other income, accrued during the calendar quarter, minus operating expenses for the quarter, including the base management fee, expenses payable under the Investment Advisory Agreement and the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any expense support payments or any reimbursement by the Company of expense support payments, or any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

  •
  For purposes of computing the incentive fee on income, although we do not anticipate making significant investments in derivatives and swaps, the calculation methodology will look through any such derivatives or swaps as if we owned the reference assets directly. Therefore, net interest, if any, associated with a derivative or swap (which is defined as the difference between (i) the interest income and transaction fees received in respect of the reference assets of the derivative or swap and (ii) all interest and other expenses paid by us to the derivative or swap counterparty) will be included in the calculation of quarterly pre-incentive fee net investment income for purposes of the incentive fee on income. The notional value of any such derivatives or swaps is not used for these purposes.

  •
  Adjusted capital is defined as cumulative proceeds generated from sales of our common stock, including proceeds from our distribution reinvestment plan, net of sales load (upfront selling commissions and dealer manager fees) reduced for (i) distributions paid to our shareholders that represent a return of capital on a tax basis and (ii) amounts paid for share repurchases pursuant to our share repurchase program, if any, measured as of the end of the immediately preceding calendar quarter.

        The following is a graphical representation of the calculation of the quarterly incentive fee on income:

Quarterly Incentive Fee on
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of adjusted capital)

Percentage of Pre-Incentive Fee Net Investment Income
Allocated to Quarterly Incentive Fee

        The incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case of a liquidation, or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal (i) 20% of our realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less (ii) the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. GAAP.

        For purposes of computing the incentive fee on capital gains, the calculation methodology will look through derivatives or swaps as if we owned the reference assets directly. Therefore, realized gains and realized losses on the disposition of any reference assets, as well as unrealized depreciation on reference assets retained in the derivative or swap, will be included on a cumulative basis in the calculation of the incentive fee on capital gains.

        Because of the structure of the incentive fee on income and the incentive fee on capital gains, it is possible that we may pay such fees in a quarter where we incur a net loss. For example, if we receive pre-incentive fee net investment income in excess of the 1.5% on adjusted capital for a quarter, we will pay the applicable incentive fee even if we incurred a net loss in the quarter due to a realized or unrealized capital loss. Our Adviser will not be under any obligation to reimburse us for any part of the incentive fee they receive that is based on prior period accrued income that we never received as a result of any borrower's default or a subsequent realized loss of our portfolio.

        The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees are calculated using detailed policies and procedures approved by our Adviser and our board of directors, including a majority of the independent directors, and such policies and procedures are consistent with the description of the calculation of the fees set forth above.

        Our Adviser may elect to defer or waive all or a portion of the fees that would otherwise be paid to it in its sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to the occurrence of a liquidity event as our Adviser may determine in its sole discretion.

Examples of the two-part incentive fee:

  Example 1—Incentive Fee on pre-incentive fee net investment income for each quarter

Scenarios expressed as a percentage of adjusted capital	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income	1.00%	1.75%	2.50%
Catch up incentive fee (maximum of 0.375%)	—	(0.25)%	(0.375)%
Split incentive fee (20% above 1.875%)	—	—	(0.125)%

Net Investment income	1.00%	1.50%	2.00%

  Scenario 1—Incentive Fee on Income

        Pre-incentive fee net investment income does not exceed the 1.5% quarterly preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.

  Scenario 2—Incentive Fee on Income

        Pre-incentive fee net investment income falls between the 1.5% quarterly preferred return rate and the upper level breakpoint of 1.875%, therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 1.5% quarterly preferred return.

  Scenario 3—Incentive Fee on Income

        Pre-incentive fee net investment income exceeds the 1.5% quarterly preferred return and the 1.875% upper level breakpoint provision. Therefore the upper level breakpoint provision is fully satisfied by the 0.375% of pre-incentive fee net investment income above the 1.5% preferred return rate and there is a 20% incentive fee on pre-incentive fee net investment income above the 1.875% upper level breakpoint. This ultimately provides a incentive fee which represents 20% of pre-incentive fee net investment income.

  Example 2—Incentive Fee on Capital Gains

  Assumptions

Year 1:	No net realized capital gains or losses
Year 2:
6% realized capital gains and 1% realized capital losses and unrealized capital depreciation; capital gain incentive fee = 20% × (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 Incentive Fee on Capital Gains	= 20% × (0)
= 0
= No Incentive Fee on Capital Gains
Year 2 Incentive Fee on Capital Gains	= 20% × (6% –1%)
= 20% × 5%
= 1%

Fee Waiver

        On June 8, 2018, the Adviser agreed, at all times prior to the date of the closing of a liquidity event, to waive (A) any portion of the management fee that is in excess of 1.50% of the Company's gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters, calculated in accordance with the Investment Advisory Agreement, (B) any portion of the incentive fee on net investment income that is in excess of 17.5% of the Company's pre-incentive fee net investment income, which shall be calculated in accordance with the Investment Advisory Agreement but based on a quarterly preferred return of 1.50% per quarter and an upper level breakpoint of 1.818%, and (C) any portion of the incentive fee on capital gains that is in excess of 17.5% of the Company's realized capital gains, if any, on a cumulative basis from inception through the end of such calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis, minus the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP. Any portion of the management fee, incentive fee on net investment income and incentive fee on capital gains waived will not be subject to recoupment.

        On February 27, 2019, the Adviser agreed to waive 100% of the incentive fee on net investment income for the year ended December 31, 2018, as calculated in accordance with U.S. GAAP. Any portion of the incentive fee on net investment income waived will not be subject to recoupment.

Payment of Our Expenses under the Investment Advisory and Administration Agreements

        Except as specifically provided below, we anticipate that all investment professionals and staff of Owl Rock Capital Advisors, when and to the extent engaged in providing investment advisory and management services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by Owl Rock Capital Advisors. We will bear our allocable portion of the compensation paid by Owl Rock Capital Advisors (or its affiliates) to our chief compliance officer and chief financial officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs). We also will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including base management fees and incentive fees, to Owl Rock Capital Advisors, pursuant to the Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by Owl Rock Capital Advisors in performing its administrative obligations under the Administration Agreement, and (iii) all other expenses of our operations and transactions including, without limitation, those relating to:

  •
  expenses deemed to be "organization and offering expenses" for purposes of Conduct Rule 2310(a)(12) of FINRA (exclusive of commissions, the dealer manager fee, any discounts and other similar expenses paid by investors at the time of sale of our stock);

  •
  the cost of corporate and organizational expenses relating to offerings of shares of our common stock;

  •
  the cost of calculating our net asset value, including the cost of any third-party valuation services;

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  the cost of effecting any sales and repurchases of the common stock and other securities;

  •
  fees and expenses payable under any dealer manager agreements, if any;

  •
  debt service and other costs of borrowings or other financing arrangements;

  •
  costs of hedging;

  •
  expenses, including travel expense, incurred by the Administrator, or members of the Investment Team, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing our rights;

  •
  escrow agent, transfer agent and custodial fees and expenses;

  •
  fees and expenses associated with marketing efforts;

  •
  federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies;

  •
  federal, state and local taxes;

  •
  independent directors' fees and expenses including certain travel expenses;

  •
  costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration and listing fees, and the compensation of professionals responsible for the preparation of the foregoing;

  •
  the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs);

  •
  the costs of any shareholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters;

  •
  commissions and other compensation payable to brokers or dealers;

  •
  research and market data;

  •
  fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

  •
  direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

  •
  fees and expenses associated with independent audits, outside legal and consulting costs;

  •
  costs of winding up;

  •
  costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Company's assets for tax or other purposes;

  •
  extraordinary expenses (such as litigation or indemnification); and

  •
  costs associated with reporting and compliance obligations under the Advisers Act and applicable federal and state securities laws.

Duration and Termination

        Unless terminated earlier as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first become effective and will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not "interested persons" as defined in the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, by Owl Rock Capital Advisors and may be terminated at any time, without penalty, by us upon not less than 60 days' written notice to Owl Rock Capital Advisors by the vote of a majority of our outstanding voting securities (as defined under the 1940 Act) or by the vote of our independent directors. The Investment Advisory Agreement may be terminated at any time, without penalty, by Owl Rock Capital Advisors upon 120 days' written notice to us. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days' written notice.

Board Approval of the Investment Advisory Agreement

        Our board of directors, including our independent directors, approved the Investment Advisory Agreement at a meeting held on November 8, 2016. In reaching a decision to approve the Investment Advisory Agreement, the board of directors reviewed a significant amount of information and considered, among other things:

  •
  the nature, quality and extent of the advisory and other services to be provided to us by Owl Rock Capital Advisors;

  •
  the fee structures of comparable externally managed business development companies that engage in similar investing activities;

  •
  our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

  •
  information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; and

  •
  the organizational capability and financial condition of Owl Rock Capital Advisors and its affiliates.

        Based on the information reviewed and the discussion thereof, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our shareholders.

        At a meeting held on November 6, 2018, our board of directors, including our independent directors, approved an Amended and Restated Investment Advisory Agreement which was amended to state that all provisions of the Investment Advisory Agreement would remain effective even after the shares of our common stock become "Covered Securities" (as such term is defined in Section 18 of the

Securities Act of 1933, as amended). Our board of directors, including a majority of our independent directors, reapproved the Investment Advisory Agreement on February 27, 2019.

Prohibited Activities

        Our activities are subject to compliance with the 1940 Act. In addition, our charter prohibits the following activities among us, the Adviser and its affiliates:

  •
  We may not purchase or lease assets in which the Adviser or its affiliates has an interest unless (i) we disclose the terms of the transaction to our shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

  •
  We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

  •
  The Adviser and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

  •
  We may not lease assets to the Adviser or its affiliates unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;

  •
  We may not make any loans, credit facilities, credit agreements or otherwise to the Adviser or its affiliates except for the advancement of funds as permitted by our charter;

  •
  We may not acquire assets from our affiliates in exchange for our common stock;

  •
  We may not pay a commission or fee, either directly or indirectly to the Adviser or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

  •
  The Adviser may not charge duplicate fees to us; and

  •
  The Adviser may not provide financing to us with a term in excess of 12 months.

        In addition, in the Investment Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

Compliance with the Omnibus Guidelines published by NASAA

  Rebates, Kickbacks and Reciprocal Arrangements

        Our charter prohibits our Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential shareholder; provided, however, that our Adviser may pay a registered broker-dealer or other properly licensed agent a sales commissions for selling or distributing our common stock.

  Commingling

        The Adviser may not permit our funds to be commingled with the funds of any other entity.

Indemnification of the Adviser

        The Investment Advisory Agreement provides that the Adviser (and any of its affiliates, directors, officers, members, employees, agents, or representatives) will not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and we will indemnify, defend and protect the Adviser (and its affiliates, directors, officers, members, employees, agents, and representatives, each of whom will be deemed a third party beneficiary hereof) (collectively, the "Indemnified Parties") and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or our shareholders) arising out of or otherwise based upon the performance of any of the Adviser's duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. Notwithstanding the preceding sentence, we will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) the Indemnified Party was acting on our behalf or performing services for us; (3) such liability or loss was not the result of (i) negligence or misconduct, in the case that the Indemnified Party is the Adviser, an affiliate of the Adviser or one of our officers, or (ii) gross negligence or willful misconduct, in the case that the Indemnified Party is a director who is also not one of our officers or the Adviser or an affiliate of the Adviser; and (4) the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders. Furthermore, in accordance with Section 17(i) of the 1940 Act, the Adviser (and any of its affiliates, directors, officers, members, employees, agents, or representatives) may not be protected against any liability to the Company or any Company investor to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Administration Agreement

        Under the terms of the Administration Agreement, Owl Rock Capital Advisors performs, or oversees the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. Pursuant to the terms of the Administration Agreement, Owl Rock Capital Advisors may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse Owl Rock Capital Advisors for any services performed for us by such affiliate or third party.

        We will reimburse Owl Rock Capital Advisors for expenses necessary to perform services related to our administration and operations, including Owl Rock Capital Advisors' allocable portion of the compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs. The amount of this reimbursement will be the lesser of (1) Owl Rock Capital Advisors' actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. Owl Rock Capital Advisors will be required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of directors will review the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of Owl Rock Capital Advisors. Our board of directors will assess the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors will, among other things, compare the total amount paid to Owl Rock Capital Advisors for such services as a percentage of our net assets to the same ratio as reported by other comparable business development companies. We will not reimburse Owl Rock Capital Advisors for any services for which it receives a separate fee, for example, rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Owl Rock Capital Advisors.

        The continuation of the Administration Agreement was approved by the board of directors on February 27, 2019. Unless earlier terminated as described below, the Administration Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the board of directors or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent directors. We may terminate the Administration Agreement, without payment of any penalty, upon 60 days' written notice. The decision to terminate the agreement may be made by a majority of the board of directors or the shareholders holding a majority of the outstanding shares of our common stock. In addition, the Adviser may terminate the Administration Agreement, without payment of any penalty, upon 60 days' written notice. To the extent that Owl Rock Capital Advisors outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to Owl Rock Capital Advisors.

Indemnification

        The Administration Agreement provides that Owl Rock Capital Advisors and its affiliates' respective officers, directors, members, managers, shareholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, except where attributable to willful misfeasance, bad faith or gross negligence in the performance of such person's duties or reckless disregard of such person's obligations and duties under the Administration Agreement.

License Agreement

        We have entered into a license agreement (the "License Agreement"), pursuant to which an affiliate of Owl Rock Capital Partners has granted a non-exclusive license to use the name "Owl Rock." Under the License Agreement, we have a right to use the Owl Rock name for so long as Owl Rock Capital Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Owl Rock" name or logo.

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        We have entered into an Investment Advisory Agreement an Administration Agreement and an Expense Reimbursement Agreement with Owl Rock Capital Advisors and our Board has authorized us to enter into the Promissory Notes with the Adviser. Pursuant to the Investment Advisory Agreement, we pay Owl Rock Capital Advisors a base management fee and an incentive fee. See "Management and Other Agreements and Fees—Investment Advisory Agreement" for a description of how the fees payable to Owl Rock Capital Advisors will be determined. Pursuant to the Administration Agreement, we will reimburse Owl Rock Capital Advisors for expenses necessary to perform services related to our administration and operations. See "Management and Other Agreements and Fees—Administration Agreement" for a description of how the expenses reimbursable to Owl Rock Capital Advisors will be determined. The purpose of the Expense Reimbursement Agreement is to ensure that no portion of our distributions to shareholders will represent a return of capital for tax purposes. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Expense Support and Conditional Reimbursement Agreement". Pursuant to the Promissory Notes we may borrow up to $50 million from the Adviser. See "Management's Discussion and Analysis of Financial Condition and Results of Operation—Financial Condition, Liquidity and Capital Resources—Promissory Notes". In addition, Owl Rock Capital Advisors or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees.

        Our executive officers, certain of our directors and certain other finance professionals of Owl Rock Capital Partners also serve as executives of Owl Rock Capital Advisors, Owl Rock Technology Advisors LLC and Owl Rock Capital Private Fund Advisors LLC, and as our officers and directors and certain professionals of Owl Rock Capital Partners and Owl Rock Capital Advisors are officers of Owl Rock Capital Securities, LLC, the dealer manager for our offering. In addition, our executive officers and directors and the members of Owl Rock Capital Advisors and members of its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. We may compete with entities managed by Owl Rock Capital Advisors and its affiliates, including ORCC, ORTFC, and Owl Rock First Lien Master Fund, for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by Owl Rock Capital Advisors or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, Owl Rock Capital Advisors intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with Owl Rock's allocation policy so that we are not disadvantaged in relation to any other client, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate.

Policies and Procedures for Managing Conflicts

        Owl Rock Capital Advisors and its affiliates have policies and procedures in place designed to manage the potential conflicts of interest between Owl Rock Capital Advisors' fiduciary obligations to us and its or its affiliates' similar fiduciary obligations to other current or future clients, including ORCC, ORTFC, and Owl Rock First Lien Master Fund. An investment opportunity that is suitable for multiple clients of Owl Rock Capital Advisors and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Owl Rock Capital Advisors' or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

        The principals of Owl Rock Capital Advisors may manage investment vehicles with similar or overlapping investment strategies, such as Owl Rock Capital Corporation, which the adviser manages and whose investment strategy is similar to ours, Owl Rock Technology Finance Corp., which ORTA manages, and Owl Rock First Lien Master Fund, which ORCPFA manages. In order to address these issues, Owl Rock has put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When we engage co-investments as permitted by the exemptive relief described below, we will do so in a manner consistent with Owl Rock's allocation policy. In situations where co-investment with other entities managed by Owl Rock Capital Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, Owl Rock Capital Advisors will need to decide whether we or such other entity or entities will proceed with the investment. Owl Rock Capital Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

        Owl Rock Capital Advisors' allocation of investment opportunities among us and any of the other investment funds sponsored or accounts managed by Owl Rock Capital Advisors or its affiliates may not always, and often will not, be proportional. In general, the Owl Rock Capital Advisors' and its affiliates process for making an allocation determination includes an assessment by the Adviser or its affiliates as applicable, as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for us or another investment fund or account including Owl Rock Capital Corporation, Owl Rock Technology Finance Corp. and Owl Rock First Lien Master Fund. In making this assessment, Owl Rock Capital Advisors may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, Owl Rock Capital Advisors may afford prior decisions precedential value.

        If, through the foregoing analysis, Owl Rock Capital Advisors and its affiliates determine an investment opportunity to be appropriate for multiple investment funds or accounts, Owl Rock Capital Advisors and its affiliates generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.

        Certain allocations may be more advantageous to us relative to one or all of the other investment funds, or vice versa. While Owl Rock Capital Advisors will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable to us, there can be no assurance that our actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which Owl Rock Capital Advisors may be subject did not exist.

Co-Investment Opportunities

        As a business development company, we are subject to certain regulatory restrictions in negotiating certain investments with entities with which we may be restricted from doing so under the 1940 Act, such as Owl Rock Capital Advisors and its affiliates.

        On February 7, 2017, we, the Adviser and certain of our affiliates received exemptive relief from the SEC to permit us to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. Owl Rocks' investment allocation policy seeks to ensure equitable allocation of investment opportunities between us, owl Rock Capital Corporation, Owl Rock Technology Finance Corp. and/or other funds managed by Owl Rock Capital Advisors and its affiliates.

Affiliated Dealer Manager

        We have entered into a dealer manager agreement with Owl Rock Securities. Pursuant to the dealer manager agreement, we will indemnify the dealer manager, its officers, directors and any person who controls the dealer manager, in certain circumstances.

        The Dealer Manager, Owl Rock Securities, is an affiliate of Owl Rock Capital Partners and will not make an independent review of us or our continuous offering. This relationship may create conflicts in connection with the dealer manager's due diligence obligations under the federal securities laws. Although the Dealer Manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with Owl Rock Capital Advisors, no independent review of us will be made in connection with the distribution of our shares in this offering.

License Agreement

        We have entered into a license agreement (the "License Agreement") with Owl Rock Capital Partners, pursuant to which an affiliate of Owl Rock Capital Partners has granted us a non-exclusive license to use the name "Owl Rock." Under the License Agreement, we have a right to use the Owl Rock name for so long as Owl Rock Capital Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Owl Rock" name or logo.

Material Non-Public Information

        Our senior management, members of Owl Rock Capital Advisors' investment committee and other investment professionals from Owl Rock Capital Advisors may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

 CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

        The following table sets forth information with respect to the expected beneficial ownership of our common stock at the time of the satisfaction of the minimum offering requirement by:

  •
  each person known to us to be expected to beneficially own more than 5% of the outstanding shares of our common stock;

  •
  each of our directors and each executive officers; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on 58,334,585 shares of our common stock outstanding as of April 23, 2019.

Name and Address	Number of Shares Owned	Percentage of class outstanding as of April 23, 2019
Interested Directors
Craig W. Packer	116,667	*
Douglas I. Ostrover	None	None
Alan Kirshenbaum	27,778	*
Independent Directors(1)
Brian Finn	None	None
Eric Kaye	None	None
Christopher M. Temple	None	None
Edward D'Alelio	None	None
Executive Officers(1)
Karen Hager	None	None
Bryan Cole	None	None
Alexis Maged	None	None
All officers and directors as a group (10 persons)	144,445	*

*
Less than 1%.

(1)
The address for all of the Company's officers and directors is c/o Owl Rock Capital Advisors LLC, 399 Park Avenue, 38th Floor, New York, NY 10022.

        The following table sets forth, as of April 23, 2019, the dollar range of our equity securities that beneficially owned by each of our directors. For purposes of this registration statement, the term "Fund

Complex" is defined to include the Company and Owl Rock Capital Corporation and Owl Rock Technology Finance Corp.

Name and Address	Dollar Range of Equity Securities in Owl Rock Capital Corporation II(1)(2)(3)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)(4)
Interested Directors
Craig W. Packer	over $100,000	over $100,000
Douglas I. Ostrover	None	over $100,000
Alan Kirshenbaum	over $100,000	over $100,000
Independent Directors(1)
Brian Finn	None	over $100,000
Eric Kaye	None	None
Christopher M. Temple	None	None
Edward D'Alelio	None	None

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities of the Company beneficially owned by our directors, if applicable, is calculated by multiplying the current net public offering price of $9.04 per share by the number of equity securities beneficially owned.

(3)
The dollar range of equity securities beneficially owned are: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, or over $100,000.

(4)
The dollar range of equity securities in the Fund Complex beneficially owned by directors of the Company, if applicable, is the sum of (x) the product obtained by multiplying the net asset value per share of Owl Rock Capital Corporation as of December 31, 2018 by the number of shares of Owl Rock Capital Corporation's common stock beneficially owned by the director, (y) the product obtained by multiplying the net asset value per share of Owl Rock Technology Finance Corp. as of December 31, 2018 by the number of shares of Owl Rock Technology Finance Corp's common stock beneficially owned by the director, and (z) the total dollar range of equity securities in the Company beneficially owned by the director.

 DISTRIBUTIONS

        We declared our first distribution on April 3, 2017. Subject to the board of directors' discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a weekly basis and pay such distributions on a monthly basis. The annualized distribution amount per share as of April 23, 2019 was $0.669084.

        From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. For example, our board of directors may periodically declare stock distributions in order to reduce our net asset value per share if necessary to ensure that we do not sell shares at a price per share, after deducting upfront selling commissions, if any, that is below our net asset value per share.

        We may fund our cash distributions to shareholders from any sources of funds available to us, including fee waivers or deferrals by our Adviser that may be subject to repayment, as well as cash otherwise available. We have not established limits on the amount of funds we may use from any available sources to make distributions; however, we will not borrow funds for the purpose of making distributions if the amount of such distributions would exceed our accrued and received Net Revenues for the previous four quarters. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See "Management and Other Agreements and Fees."

        Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

        We have elected to be treated, and intend to qualify annually thereafter, as a RIC under the Code. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our investment company taxable income (net ordinary taxable income and net short-term capital gains in excess of net long-term capital losses), if any, to our shareholders. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the "spillback dividend" provisions of Subchapter M. If a RIC makes a spillback dividend, the amounts will be included in shareholders' gross income for the year in which the spillback distribution is paid.

        In order to minimize certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income (taking into account certain deferrals and elections, and generally applying certain mark-to-market provisions as if our tax year ended on October 31) for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. However we may also decide to distribute less and pay the federal excise taxes. See "Tax Matters—Taxation as a Regulated Investment Company."

        We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S.

federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. If we issue senior securities, we may be prohibited from making distributions if doing so causes us to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See "Tax Matters."

        On April 3, 2017 our board of directors declared regular weekly cash distributions for April 2017 through June 2017. The regular weekly cash distributions, each in the gross amount of $0.012753 per share, were payable monthly to shareholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Gross Distribution Amount
4/11/2017	4/26/2017	$0.012753
4/18/2017	4/26/2017	$0.012753
4/25/2017	4/26/2017	$0.012753
5/2/2017	5/31/2017	$0.012753
5/9/2017	5/31/2017	$0.012753
5/16/2017	5/31/2017	$0.012753
5/23/2017	5/31/2017	$0.012753
5/30/2017	5/31/2017	$0.012753
6/6/2017	6/28/2017	$0.012753
6/13/2017	6/28/2017	$0.012753
6/20/2017	6/28/2017	$0.012753
6/27/2017	6/28/2017	$0.012753

        On June 28, 2017 our board of directors declared regular weekly cash distributions for July 2017 through September 2017. The regular weekly cash distributions, each in the gross amount of $0.012753 per share, were payable monthly to shareholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Gross Distribution Amount
7/4/2017	7/26/2017	$0.012753
7/11/2017	7/26/2017	$0.012753
7/18/2017	7/26/2017	$0.012753
7/25/2017	7/26/2017	$0.012753
8/1/2017	8/30/2017	$0.012753
8/8/2017	8/30/2017	$0.012753
8/15/2017	8/30/2017	$0.012753
8/22/2017	8/30/2017	$0.012753
8/29/2017	8/30/2017	$0.012753
9/5/2017	9/27/2017	$0.012753
9/12/2017	9/27/2017	$0.012753
9/19/2017	9/27/2017	$0.012753
9/26/2017	9/27/2017	$0.012753

        On August 8, 2017, our board of directors declared regular weekly cash distributions for October 2017 through December 2017. The regular weekly cash distributions, each in the gross amount of

$0.012753 per share, were payable monthly to shareholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Gross Distribution Amount
10/3/2017	11/1/2017	$0.012753
10/10/2017	11/1/2017	$0.012753
10/17/2017	11/1/2017	$0.012753
10/24/2017	11/1/2017	$0.012753
10/31/2017	11/1/2017	$0.012753
11/7/2017	11/29/2017	$0.012753
11/14/2017	11/29/2017	$0.012753
11/21/2017	11/29/2017	$0.012753
11/28/2017	11/29/2017	$0.012753
12/5/2017	12/27/2017	$0.012753
12/12/2017	12/27/2017	$0.012753
12/19/2017	12/27/2017	$0.012753
12/26/2017	12/27/2017	$0.012753

        On November 7, 2017, our board of directors declared regular weekly cash distributions for January 2018 through March 2018. The regular weekly cash distributions, each in the gross amount of $0.012753 per share, were payable monthly to shareholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Distribution Amount
1/2/2018	1/30/2018	$0.012753
1/9/2018	1/30/2018	$0.012753
1/16/2018	1/30/2018	$0.012753
1/23/2018	1/30/2018	$0.012753
1/30/2018	1/30/2018	$0.012753
2/6/2018	2/27/2018	$0.012753
2/13/2018	2/27/2018	$0.012753
2/20/2018	2/27/2018	$0.012753
2/27/2018	2/27/2018	$0.012753
3/6/2018	3/27/2018	$0.012753
3/13/2018	3/27/2018	$0.012753
3/20/2018	3/27/2018	$0.012753
3/27/2018	3/27/2018	$0.012753

        On March 2, 2018, our board of directors declared regular weekly cash distributions for April 2018 through June 2018. The regular weekly cash distributions, each in the gross amount of $0.012753 per share, were payable monthly to shareholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Distribution Amount
4/3/2018	4/25/2018	$0.012753
4/10/2018	4/25/2018	$0.012753
4/17/2018	4/25/2018	$0.012753
4/24/2018	4/25/2018	$0.012753
5/1/2018	5/30/2018	$0.012753
5/8/2018	5/30/2018	$0.012753
5/15/2018	5/30/2018	$0.012753
5/22/2018	5/30/2018	$0.012753
5/29/2018	5/30/2018	$0.012753
6/5/2018	6/27/2018	$0.012753
6/12/2018	6/27/2018	$0.012753
6/19/2018	6/27/2018	$0.012753
6/26/2018	6/27/2018	$0.012753

        On May 8, 2018, the Board declared regular weekly distributions for July 2018 through September 2018. The regular weekly cash distribution, each in gross amount of $0.012753 per share, were paid monthly to shareholders of record as of the weekly record date. On July 19, 2018, our board of directors declared regular weekly cash distributions for July 24, 2018 through September 2018. These distributions are in addition to those previously declared and announced. The regular weekly cash distributions, each in the gross amount of $0.000114 per share, were payable monthly to shareholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Previously Declared Amount	Additional Amount	Gross Distribution Amount
7/24/2018	8/1/2018	$0.012753	$0.000114	$0.012867
7/31/2018	8/1/2018	$0.012753	$0.000114	$0.012867
8/7/2018	8/29/2018	$0.012753	$0.000114	$0.012867
8/14/2018	8/29/2018	$0.012753	$0.000114	$0.012867
8/21/2018	8/29/2018	$0.012753	$0.000114	$0.012867
8/28/2018	8/29/2018	$0.012753	$0.000114	$0.012867
9/4/2018	9/26/2018	$0.012753	$0.000114	$0.012867
9/11/2018	9/26/2018	$0.012753	$0.000114	$0.012867
9/18/2018	9/26/2018	$0.012753	$0.000114	$0.012867
9/25/2018	9/26/2018	$0.012753	$0.000114	$0.012867

        On August 7, 2018, our board of directors declared regular weekly cash distributions for October 2018 through December 2018. The regular weekly cash distributions, each in the gross amount of

$0.012867 per share, will be payable monthly to shareholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Gross Distribution Amount
10/2/2018	10/31/2018	$0.012867
10/9/2018	10/31/2018	$0.012867
10/16/2018	10/31/2018	$0.012867
10/23/2018	10/31/2018	$0.012867
10/30/2018	10/31/2018	$0.012867
11/6/2018	11/28/2018	$0.012867
11/13/2018	11/28/2018	$0.012867
11/20/2018	11/28/2018	$0.012867
11/27/2018	11/28/2018	$0.012867
12/4/2018	12/26/2018	$0.012867
12/11/2018	12/26/2018	$0.012867
12/18/2018	12/26/2018	$0.012867
12/25/2018	12/26/2018	$0.012867

        On November 6, 2018, our board of directors declared regular weekly cash distributions for January 2019 through March 2019. The regular weekly cash distributions, each in the gross amount of $0.012867 per share, will be payable monthly to shareholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Gross Distribution Amount
01/01/2019	01/30/2019	$0.012867
01/08/2019	01/30/2019	$0.012867
01/15/2019	01/30/2019	$0.012867
01/22/2019	01/30/2019	$0.012867
01/29/2019	01/30/2019	$0.012867
02/05/2019	02/27/2019	$0.012867
02/12/2019	02/27/2019	$0.012867
02/19/2019	02/27/2019	$0.012867
02/26/2019	02/27/2019	$0.012867
03/05/2019	03/27/2019	$0.012867
03/12/2019	03/27/2019	$0.012867
03/19/2019	03/27/2019	$0.012867
03/26/2019	03/27/2019	$0.012867

        On February 27, 2019, our board of directors declared regular weekly cash distributions for April 2019 through June 2019. The regular weekly cash distributions, each in the gross amount of $0.012867 per share, will be payable monthly to shareholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Gross Distribution Amount
04/02/2019	05/01/2019	$0.012867
04/09/2019	05/01/2019	$0.012867
04/16/2019	05/01/2019	$0.012867
04/23/2019	05/01/2019	$0.012867
04/30/2019	05/01/2019	$0.012867
05/07/2019	05/29/2019	$0.012867
05/14/2019	05/29/2019	$0.012867
05/21/2019	05/29/2019	$0.012867
05/28/2019	05/29/2019	$0.012867
06/04/2019	06/26/2019	$0.012867
06/11/2019	06/26/2019	$0.012867
06/18/2019	06/26/2019	$0.012867
06/25/2019	06/26/2019	$0.012867

        We have adopted an "opt-in" distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. See "Distribution Reinvestment Plan."

        Our charter provides that distributions in-kind will not be permitted, except for distributions of readily marketable securities or our securities (but only in the case of our distribution reinvestment plan), distributions of beneficial interests in a liquidating trust established for our dissolution and the liquidation of our assets in accordance with the terms of our charter, or in-kind distributions in which (i) our board of directors advises each shareholder of the risks associated with direct ownership of the property, (ii) our board of directors offers each shareholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those shareholders that accept such offer.

 DESCRIPTION OF OUR CAPITAL STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law (the "MGCL") and on our amended and restated articles of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

General

        Under the terms of our amended and restated articles of incorporation, our authorized capital stock consists solely of 300,000,000 shares of common stock, par value $0.01 per share, of which 65,177,464 shares were outstanding as of April 23, 2019, and no shares of preferred stock, par value $0.01 per share. As permitted by the MGCL, our articles of incorporation provides that a majority of the entire board of directors, without any action by our shareholders, may amend the articles of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. The articles of incorporation also provides that the board of directors may classify or reclassify any unissued shares of common stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our shareholders generally are not personally liable for our debts or obligations, except they may be liable by reason of their own conduct or acts.

        None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the company or potential liabilities associated with ownership of the security (not including investment risks).

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding as of April 23, 2019
Common Stock	300,000,000	—	65,177,464

Common Stock

        Under the terms of our amended and restated articles of incorporation, all shares of our common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefore. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as "plan assets," we may require any person proposing to acquire shares of our common stock to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a controlling person, restrict or prohibit transfers of shares of such stock or redeem any outstanding shares of stock for such price and on such other terms and conditions as may be determined by or at the direction of the board of directors. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Subject to the rights of holders of any other class or series of stock, each share of our common stock will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, and subject to the express terms of any class or series of Preferred Stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors. Cumulative voting entitles a shareholder to as many votes as equals the number of votes which such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected and allows a shareholder to cast a portion or all of the shareholder's votes for one or more candidates for seats on the board of directors. Without cumulative voting, a minority shareholder may not be able to elect as many directors as the shareholder would be able to elect if cumulative voting were permitted. Subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director will be elected by a majority of the votes cast with respect to such director's election, except in the case of a "contested election" (as defined in our bylaws), in which directors will be elected by a plurality of the votes cast in the contested election of directors.

Preferred Stock

        This offering does not include an offering of preferred stock. However, under the terms of our articles of incorporation, our board of directors may authorize us to issue shares of preferred stock in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The board of directors has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. We do not currently anticipate issuing preferred stock in the near future. In the event we issue preferred stock, we will make any required disclosure to shareholders. We will not offer preferred stock to the Adviser or our affiliates except on the same terms as offered to all other shareholders.

        Preferred stock could be issued with terms that would adversely affect the shareholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

        The issuance of any preferred stock must be approved by a majority of our independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

        In addition, in connection with our application to renew the registration of our initial public offering of our common stock with the State of Washington, the securities administrator in the State of Washington conditioned its agreement to approve the renewal application upon a decision by our board of directors to pass a resolution that provides we may not issue any shares of preferred stock that would limit or subordinate the voting rights of holders of our common stock as set forth in the Omnibus Guidelines published by NASAA, and ensure that a majority of our directors are elected by the holders of shares of our common stock. Our board of directors passed such a resolution on December 3, 2018.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

        Despite the above provisions of Maryland law, and in accordance with guidelines adopted by the North American Securities Administrations Association, our amended and restated articles of incorporation and our Advisory Agreement prohibit us from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as our agent (which would include, without limitation, our Adviser and its affiliates) unless each of the following conditions are met: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) we have determined, in good faith, that the party seeking indemnification was acting or performing services on our behalf; (3) we have determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is our Adviser, any of its affiliates, or any officer of the Company, our Adviser or an affiliate of our Adviser, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of the Company, our Adviser or an affiliate of our Adviser); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders.

        Maryland law requires a corporation (unless its articles of incorporation provides otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Maryland Law and Certain Charter and Bylaw Provisions; Anti-Takeover Measures

        Maryland law contains, and our amended and restated articles of incorporation and bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of shareholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the board of director's ability to negotiate such proposals may improve their terms.

        Under the MGCL, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation's board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, the articles of incorporation provides for approval of these actions by the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter.

        Notwithstanding the foregoing, amendments to our amended and restated articles of incorporation to make our common stock a "redeemable security" or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of holders of our common stock entitled to cast at least two-thirds of the votes entitled to be cast on the matter, with common stock and each class or series of preferred stock that is entitled to vote on a matter voting as a separate class. In addition, as permitted by Maryland law, our amended and restated articles of incorporation provides that a majority of our board of directors, without action by our shareholders, may amend the articles of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue; provided, that any such amendment may not change the preferences, conversion or other rights, voting powers, limitations as to dividends, or terms or conditions of redemption of any issued and outstanding shares.

        Our amended and restated articles of incorporation and bylaws provide that our board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

        Our amended and restated articles of incorporation provides that upon a vote by a majority of our shareholders voting together as a single class, our shareholders may, without the necessity of any concurrence by our Adviser, direct that the Company:

  •
  approve or disapprove an amendment to our articles of incorporation;

  •
  remove our Adviser and elect a new investment adviser;

  •
  elect or remove directors; or

  •
  approve or disapprove the dissolution of the Company; or

  •
  approve or disapprove the sale of all or substantially all of our assets when such sale is to be made other than in the ordinary course of business.

        In addition, our amended and restated articles of incorporation provides that neither our Adviser nor our Dealer-Manager may vote or consent on matters submitted to our shareholders regarding the removal of our Adviser or any transaction between us and our Adviser or any of its affiliates. In connection with our application to renew the registration of our initial public offering of our common stock with the State of Washington, the securities administrator in the State of Washington conditioned its agreement to approve the renewal application upon a decision by our board of directors to pass a resolution that provides that following any roll-up transaction, the organizational documents of the entity that would survive the roll-up transaction will include a similar limitation on the ability of our Adviser or our Dealer-Manager to vote or consent on such matters. Our board of directors passed such a resolution on December 3, 2018.

        Without the approval of a majority of our shareholders voting together as a single class, our Adviser may not:

  •
  amend the investment advisory agreement except for amendments that would not adversely affect the rights of our shareholders;

  •
  except as otherwise permitted under the Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;

  •
  appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Advisory Agreement and applicable law);

  •
  sell all or substantially all of our assets other than in the ordinary course of business; or

  •
  cause the merger or similar reorganization of the Company.

        Our amended and restated articles of incorporation also provides that the board of directors will be divided into three classes, as nearly equal in size as practicable, with each class of directors serving for a staggered three-year term. Additionally, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, directors may be removed at any time, but only for cause (as such term is defined in our amended and restated articles of incorporation) and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. Our amended and restated articles of incorporation and bylaws also provide that, except as provided otherwise by applicable law, including the 1940 Act and subject to any rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any vacancy on the board of directors, except, until such time as we have three independent directors, for vacancies resulting from the removal of a director by the shareholders, and any newly created directorship resulting from an increase in the size of the board of directors, may only be filled by vote of the directors then in office, even if less than a quorum, or by a sole remaining director; provided that, under Maryland law, when the holders of any class, classes or series of stock have the exclusive power under the articles of incorporation to elect certain directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected by such class, classes or series of our stock. In addition, our amended and restated articles of incorporation provides that, subject to any rights of holders of one or more classes or series of stock to elect or remove one or more directors, the total number of directors will be fixed from time to time exclusively pursuant to resolutions adopted by the board of directors.

        The classification of the board of directors and the limitations on removal of directors described above as well as the limitations on shareholders' right to fill vacancies and newly created directorships and to fix the size of the board of directors could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring or attempting to acquire us.

        Maryland law and our amended and restated articles of incorporation and bylaws also provide that:

  •
  any action required or permitted to be taken by the shareholders at an annual meeting or special meeting of shareholders may only be taken if it is properly brought before such meeting or by unanimous consent in lieu of a meeting;

  •
  special meetings of the shareholders may only be called by the board of directors, the chairman of board of directors, the chief executive officer or the president, and must be called by the secretary upon the written request of shareholders who are entitled to cast not less than ten percent of all the votes entitled to be cast on such matter at such meeting; and

  •
  any shareholder nomination or business proposal to be properly brought before a meeting of shareholders must have been made in compliance with certain advance notice and informational requirements.

        Our amended and restated articles of incorporation also provides that any tender offer made by any person, including any "mini-tender" offer, must comply with the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. The articles of incorporation prohibits any shareholder from transferring shares of stock to a person who makes a tender offer which does not comply with such provisions unless such shareholder has first offered such shares of stock to us at the tender offer price in the non-compliant tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror's noncompliance.

        These provisions could delay or hinder shareholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for the common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a shareholder (such as electing new directors or approving a merger) only at a duly called shareholders meeting, and not by written consent. The provisions of our amended and restated articles of incorporation requiring that the directors may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors will also prevent shareholders from removing incumbent directors except for cause and upon a substantial affirmative vote. In addition, although the advance notice and information requirements in our bylaws do not give the board of directors any power to disapprove shareholder nominations for the election of directors or business proposals that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

        Our amended and restated articles of incorporation prohibits the Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, the Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential shareholder; provided, however, that the Adviser may pay a registered broker-dealer or other properly licensed agent from sales commissions for selling or distributing shares of our common stock.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

        Our bylaws provide that, with respect to an annual meeting of shareholders, nominations of individuals for election as directors and the proposal of business to be considered by shareholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a shareholder who is a shareholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting at which directors are to be elected may be made only (a) by or at the direction of the board of directors or (b) provided that the special meeting has been called in accordance with our bylaws for the purpose of electing directors, by a shareholder who is a shareholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws.

        The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford the board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the board of directors, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give the board of directors any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, the advance notice and information requirements may have the effect of precluding election contests or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

No Appraisal Rights

        For certain extraordinary transactions and amendments to our amended and restated articles of incorporation, the MGCL provides the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. As permitted by the MGCL, our amended and restated articles of incorporation provides that shareholders will not be entitled to exercise appraisal rights unless the board of directors determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which shareholders would otherwise be entitled to exercise appraisal rights.

Access to Records

        Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and telephone numbers of our shareholders, along with the number of shares of our common stock held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder's designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any reason, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication.

        Under the MGCL, our shareholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our charter, (ii) our bylaws, (iii) minutes of the proceedings of our shareholders, (iv) annual statements of affairs, and (v) any voting trust agreements. A shareholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our board of directors.

        In addition to the foregoing, shareholders have rights under Rule 14a-7 under the Exchange Act, which provides that, upon the request of investors and the payment of the expenses of the distribution, we are required to distribute specific materials to shareholders in the context of the solicitation of proxies for voting on matters presented to shareholders or, at our option, provide requesting shareholders with a copy of the list of shareholders so that the requesting shareholders may make the distribution of proxies themselves. A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder's interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Control Share Acquisitions

        Certain provisions of the MGCL provide that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to the control shares except to the extent approved by the affirmative vote of two-thirds of the votes entitled to be cast on the matter, which is referred to as the Control Share Acquisition Act. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third;

  •
  one-third or more but less than a majority; or

  •
  a majority or more of all voting power.

        The requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved.

The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or if a meeting of shareholders is held at which the voting rights of the shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a shareholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

        The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of stock. There can be no assurance that such provision will not be amended or eliminated at a time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if our board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that it being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Acquisition Act would, if implemented, violate Section 18(i) of the 1940 Act.

Business Combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, statutory share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

  •
  any person who beneficially owns 10% or more of the voting power of the corporation's stock; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested shareholder under this statute if the corporation's board of directors approves in advance the transaction by which he or she otherwise would have become an interested shareholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any such business combination generally must be recommended by the corporation's board of directors and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

        These super-majority vote requirements do not apply if holders of the corporation's common stock receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the corporation's board of directors before the time that the interested shareholder becomes an interested shareholder. The board of directors has adopted a resolution exempting from the requirements of the statute any business combination between us and any other person, provided that such business combination is first approved by the board of directors (including a majority of the directors who are not "interested persons" within the meaning of the 1940 Act). This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control and increase the difficulty of consummating any offer.

Restrictions on Roll-Up Transactions

        In connection with a proposed "roll-up transaction," which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of its properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

        In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

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  accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

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  one of the following:

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  remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or

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  receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

        We are prohibited from participating in any proposed roll-up transaction:

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  which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the articles of incorporation, including rights with respect to the election and removal of directors, annual and special meetings, amendments to the articles of incorporation and our dissolution;

  •
  which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares of our common stock by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

  •
  in which shareholders' rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the articles of incorporation; or

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  in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction.

        In addition, in connection with our application to renew the registration of our initial public offering of our common stock with the State of Washington, the securities administrator in the State of Washington conditioned its agreement to approve the renewal application upon a decision by our board of directors to pass a resolution that provides that at such time as we are otherwise seeking shareholder approval for an amendment to our amended and restated articles of incorporation, we will seek to amend our amended and restated articles of incorporation to clarify that we are prohibited from participating in any proposed roll-up transaction unless the organizational documents of the entity that would survive the roll-up transaction provide that neither its adviser nor its dealer-manager may vote or consent on matters submitted to its shareholders regarding the removal of its adviser or any transaction between it and its adviser or any of its affiliates. Our board of directors passed such a resolution on December 3, 2018.

Reports to Shareholders

        Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website at www.owlrock.com and on the SEC's website at www.sec.gov.

        Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Conflict with the 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amends our bylaws to be subject to such Act) and the Business Combination Act or any provision of our amended and restated articles of incorporation or our bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

 DETERMINATION OF NET ASSET VALUE

Determination of Net Asset Value

        The net asset value per share of our outstanding shares of common stock is determined at least quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

        Investments for which market quotations are readily available are typically be valued at the bid price of those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is expected to be the case for substantially all of our investments, are valued at fair value as determined in good faith by the board of directors, based on, among other things, the input of the Adviser, the Audit Committee and independent third-party valuation firm(s) engaged at the direction of the board of directors.

        As part of the valuation process, the board of directors takes into account relevant factors in determining the fair value of our investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the board of directors considers whether the pricing indicated by the external event corroborates its valuation.

        The board of directors will undertake a multi-step valuation process, which includes, among other procedures, the following:

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  With respect to investments for which market quotations are readily available, those investments will typically be valued at the bid price of those market quotations;

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  With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser's valuation committee;

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  Preliminary valuation conclusions are documented and discussed with the Adviser's valuation committee. Agreed upon valuation recommendations will be presented to the Audit Committee;

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  The Audit Committee reviews the valuation recommendations and recommends values for each investment to the board of directors; and

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  The board of directors will review the recommended valuations and determine the fair value of each investment.

        We conduct this valuation process on a quarterly basis.

        We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements ("ASC 820"), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we consider the principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels. In accordance with ASC 820, these inputs are summarized in the three broad levels listed below:

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  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.

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  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

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  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurred. In addition to using the above inputs in investment valuations, we apply the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with the valuation policy, we evaluate the source of the inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), we subject those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, we, or the independent valuation firm(s), review pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize amounts that are different from the amounts presented and such differences could be material.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.

Value Determinations in Connection with this Continuous Offering

        To the extent that the net asset value per share increases above the offering price, net of sales load, then the offering price per share will require an upward adjustment. Therefore, persons who subscribe for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock.

        In connection with each weekly closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, we expect that our board of directors will delegate to one or more of its directors the authority to conduct such closings so long as there is no change to our public offering price or to establish a new net offering price that is not more than 2.5% above our net asset value. We will not sell our shares at a net offering price below our net asset value per share unless we obtain the requisite approval from our shareholders.

        The following factors, among others, will be considered in making the determination that our common stock is not sold at a price per share, after deducting upfront selling commissions and dealer manager fees, which is below our net asset value per share:

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  the net asset value of our common stock as disclosed in our most recent periodic report filed with the SEC;

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  our Advisers' and officers' assessment of whether any material change in net asset value has occurred (including through any realization of net gains from the sale of a portfolio investment), or any material change in the fair value of portfolio investments has occurred, in each case, from the period beginning on the date of the most recently disclosed net asset value to the period ending as of a time within 48 hours (excluding Sundays and holidays) of the weekly subscription closing of our common stock; and

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  the magnitude of the difference between (i) a value that our board of directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management's assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock at the date of the weekly subscription closing.

        Moreover, to the extent that there is more than a remote possibility that we may: (i) issue shares of our common stock at a price which, after deducting upfront selling commissions and dealer manager fees, is below the then current net asset value of our common stock on the date of sale or (ii) trigger the undertaking provided herein to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until this prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the weekly closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be made at a price which, after deducting upfront selling commissions and dealer manager fees, is below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

        These processes and procedures are part of our compliance program. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we intend to update this prospectus by filing a prospectus supplement with the SEC. We also intend to make updated information available via our website: www.owlrock.com.

 SUBSCRIPTION PROCESS

Subscription Process

        To purchase shares in this offering, you must complete and sign a subscription agreement, like the one contained in this prospectus as Appendix A. You should make your payment to "UMB Bank, N.A., as EA for ORCC II." After you have satisfied the applicable minimum purchase requirement, additional purchases must be for a minimum of $500, except for purchases made pursuant to our distribution reinvestment plan. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. You should exercise care to ensure that the applicable subscription agreement is filled out correctly and completely. By executing the subscription agreement, you will attest that you meet the minimum income and net worth standards described in this prospectus. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. We may not accept a subscription for shares until at least five business days after the date you receive the final prospectus. Our Dealer Manager and/or the broker-dealers participating in this offering will promptly submit a subscriber's payment for deposit in an escrow account by noon of the next business day following receipt of the subscriber's subscription documents and payment. In certain circumstances where the suitability review procedures are more lengthy than customary, a subscriber's payment will be promptly deposited into an escrow account after the completion of such suitability review procedures. The proceeds from your subscription will be deposited in a segregated escrow account and will be held in trust for your benefit, pending our acceptance of your subscription. Within 30 business days of our receipt of each completed subscription agreement, we will accept or reject the subscription. We are expecting to close on subscriptions that are received and accepted by us on a weekly basis. If we accept the subscription, we will send a confirmation within three business days. If for any reason we reject the subscription, we will promptly return the payment and the subscription agreement, without interest or deduction, within ten business days after rejecting it.

Minimum Purchase Requirements

        Generally, you must initially invest at least $5,000 in our shares to be eligible to participate in this offering, except for certain investors. See "Suitability Standards." In order to satisfy this minimum purchase requirement, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate IRAs, provided that each such contribution is made in increments of $500. You should note that an investment in our shares will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code. If you have previously acquired shares, any additional purchase must be for a minimum of $500. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our distribution reinvestment plan.

 PLAN OF DISTRIBUTION

General

        We are offering a maximum of 264,000,000 shares of our common stock on a continuous basis at a current offering price of $9.55 per share. Investors will pay a maximum sales load of up to 5.0% of the price per share for combined upfront selling commissions and dealer manager fees.

        The upfront selling commissions and dealer manager fees will not be paid in connection with purchases of shares pursuant to our distribution reinvestment plan. In addition to the upfront selling commissions and dealer manager fees, the Adviser may pay our Dealer Manager a fee (the "Additional Selling Commissions") equal to no more than 1.0% of the net asset value per share per year. Our Dealer Manager will reallow all or a portion of the Additional Selling Commissions to participating broker-dealers. The Additional Selling Commissions will not be paid by our shareholders. The Adviser will cease making these payments to our Dealer Manager with respect to each share upon the earliest to occur of the following: (i) the date when the aggregate underwriting compensation would exceed that permitted under Conduct Rule 2310 of FINRA over the life of the offering, which equals 10% of the gross offering proceeds from the sale of shares in this offering (excluding shares purchased through our distribution reinvestment plan); (ii) the date of a liquidity event; (iii) the date that such share is redeemed or is no longer outstanding; (iv) the date when the aggregate upfront selling commission, dealer manager fees, and payments from the Adviser together equal 8% (or such other amount, as determined by the Adviser) of the actual price paid for such share; or (v) the date when Owl Rock Capital Advisors no longer serves as our investment adviser. Fees expressed as a percentage of the public offering price per share may be higher or lower due to rounding.

        We may, to the extent permitted or required under the rules and regulations of the SEC, supplement this prospectus or file an amendment to the registration statement to sell at a price necessary to ensure that shares are not sold at a price per share, after deducting applicable upfront selling commissions and dealer manager fees, that is below our net asset value per share, if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in this prospectus.

        In addition, in the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, we will reduce our offering price in order to establish a new net offering price per share that is not more than 2.5% above our net asset value. We will not sell our shares at a net offering price below our net asset value per share unless we obtain the requisite approval from our shareholders. Promptly following any such adjustment to the offering price per share, we will post the updated information on our website at www.owlrock.com.

        The Dealer Manager for this offering is Owl Rock Capital Securities LLC (d/b/a Owl Rock Securities). The Dealer Manager is registered as a broker-dealer and is a member of FINRA and SIPC. The Dealer Manager will act as a distributor of the shares of our common stock offered by this prospectus. The Dealer Manager is headquartered at 399 Park Avenue, 38th Floor, New York, NY 10022.

        Our shares are being offered on a "best efforts" basis, which means that the Dealer Manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. The Company intends that the shares of our common stock offered pursuant to this prospectus will not be listed on any national securities exchange during the offering period, and neither the Dealer Manager nor the participating broker-dealers intend to act as market-makers with respect to our common stock. Because no public market is expected for the shares, shareholders will likely have limited ability to sell their shares until there is a liquidity event for the Company.

        Under applicable SEC rules, generally, an issuer may offer and sell securities in a continuous offering, like this offering, only until the third anniversary of the initial effective date of the registration statement under which the securities are being offered and sold. However, if, in accordance with SEC rules, a new registration statement is filed by the issuer before the end of that three-year period, then the continuous offering of securities covered by the prior registration statement (provided such continuous offering had commenced within three years of the initial effective date) may continue until the earlier of 180 days following the end of the three-year period or the effective date of the new registration statement, if so permitted under the new registration statement. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement. This prospectus also relates to the shares that the Company will offer under the distribution reinvestment plan. See "Distribution Reinvestment Plan."

        This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time prior to the stated termination date.

Compensation Paid to the Dealer Manager and Participating Broker-Dealers

        Our Dealer Manager will engage unrelated, third-party participating broker-dealers in connection with this offering. As used in this prospectus, the term "participating broker-dealers" includes members of FINRA and entities exempt from broker-dealer registration who enter into an agreement with the Dealer Manager to participate in this offering of shares of our common stock. In connection with the sale of shares by participating broker-dealers, our Dealer Manager may reallow to such participating broker-dealers all or any portion of the up-front selling commissions and dealer manager fees. The maximum aggregate underwriting compensation, which includes payments of upfront selling commissions and dealer manager fees and compensation collected from any other sources, including the reimbursement of training and education expenses, equals 10% of the gross offering proceeds from the sale of shares in this offering. (excluding shares purchased through our distribution reinvestment plan).

        Subject to certain reductions described below, our Dealer Manager will receive an upfront selling commission and a dealer manager fee in connection with the Company's shares sold in the offering. The upfront selling commission is up to 3.0% of the gross offering proceeds per share and, combined with the dealer manager fee, the aggregate maximum upfront sales load is up to 5.0%. It is anticipated that substantially all of the upfront selling commission will be reallowed by the Dealer Manager to participating broker-dealers for selling shares to their customers.

        We may also reimburse certain offering expenses, which consist of costs incurred by Owl Rock Capital Advisors and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our participating broker-dealers, permissible due diligence reimbursements, marketing expenses, salaries and direct expenses of Owl Rock Capital Advisors' employees, employees of its affiliates and others while engaged in registering and marketing our shares, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. We will also reimburse the Dealer Manager for reasonable out-of-pocket due diligence expenses that are incurred by the Dealer Manager and/or participating broker-dealers, provided that such expenses are detailed on itemized invoices. Any such reimbursements will not exceed actual expenses incurred by Owl Rock Capital Advisors and its affiliates.

        The dealer manager fee is up to 3.0% of the gross offering proceeds per share and, combined with the upfront selling commission, the aggregate maximum upfront sales load is up to 5.0%. The Dealer Manager may reallow all or a portion of the dealer manager fee for each share sold by a participating broker, provided that the participating broker agrees to comply with one or more of the following conditions:

  •
  To have and use internal marketing support personnel (such as telemarketers or a marketing director) to assist the Dealer Manager's marketing team;

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  To have and use marketing communications vehicles such as newsletters, conference calls, interactive CD-ROMS and mail to promote our company and this offering;

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  To answer investors' inquiries concerning quarterly statements, valuations, distribution rates, tax information, annual reports, reinvestment and redemption rights and procedures, and the Company's financial status;

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  To assist investors with reinvestments and redemptions;

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  To maintain the technology necessary to adequately service our investors as otherwise associated with the offering; or

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  To provide other services as requested by investors from time to time.

        In addition to the upfront selling commissions and dealer manager fees, the Adviser may pay our Dealer Manager Additional Selling Commissions. Our Dealer Manager may reallow all or a portion of the Additional Selling Commissions to participating broker-dealers, provided that the participating broker-dealer has agreed to provide certain marketing, due diligence or other ongoing shareholder services similar to those set forth above in the prior paragraph. The Additional Selling Commissions will not be paid by our shareholders. The Adviser will cease making these payments to our Dealer Manager with respect to each share upon the earliest to occur of the following: (i) the date when the aggregate underwriting compensation would exceed that permitted under Conduct Rule 2310 of FINRA over the life of the offering, which equals 10% of the gross offering proceeds from the sale of shares in this offering; (ii) the date of a liquidity event; (iii) the date that such share is redeemed or is no longer outstanding; (iv) the date when the aggregate upfront selling commission, dealer manager fees, and payments from the Adviser together equal 8% (or such other amount, as determined by the Adviser) of the actual price paid for such share; or (v) the date when Owl Rock Capital Advisors no longer serves as our investment adviser.

        This offering is being made in compliance with Conduct Rule 2310 of FINRA. Under that rule, the maximum compensation payable from any source to members of FINRA participating in this offering, or affiliates thereof, equals 10% of the gross offering proceeds (excluding shares purchased through our distribution reinvestment plan). Participating broker-dealers, their associated persons, and affiliates thereof may receive discounted shares of the fund in connection with this offering (e.g., public offering price, minus upfront selling commissions and dealer manager fees). The difference between the price of these discounted shares and the public offering price will be included in calculating the 10% compensation cap under Conduct Rule 2310 of FINRA.

        We or our affiliates also may provide permissible forms of non-cash compensation pursuant to Conduct Rule 2310(c) of FINRA to registered representatives of our Dealer Manager and the participating broker-dealers, such as: (i) an occasional meal or comparable entertainment which is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; (ii) the national and regional sales conferences of our participating broker-dealers; (iii) training and education meetings for registered representatives of our participating broker-dealers; and (iv) gifts, the value of which will not exceed an aggregate of $100 per year per participating salesperson, or be preconditioned on achievement of a sales target.

        On September 30, 2016, the Adviser purchased 100 shares of our common stock at $9.00 per share, which represented the initial public offering price of $9.47 per share, net of combined upfront selling commissions and dealer manager fees. The Adviser will not tender these shares for repurchase as long as the Adviser remains our investment adviser. There is no current intention for the Adviser to discontinue in its role. On April 4, 2017, we received subscription agreements totaling $10.0 million for the purchase of shares of our common stock from a private placement from certain individuals and entities affiliated with the Adviser and met the minimum offering requirement of $2.5 million. The purchase price of the shares sold in the private placement was $9.00 per share, which represented the initial public offering price of $9.47 per share, net of selling commissions and dealer manager fees. FINRA considers the difference between the $9.00 price per share paid for these shares and the $9.47 initial public offering price per share to be underwriting compensation. All forms of underwriting compensation payable to members of FINRA participating in an offering may not exceed 10% of gross offering proceeds pursuant to Conduct Rule 2310 of FINRA.

        The value of such items of non-cash compensation to participating broker-dealers will be considered underwriting compensation in connection with this offering and will be paid from the dealer manager fee. These items of non-cash compensation will be included when calculating the 10% cap on compensation under Conduct Rule 2310 of FINRA.

        To the extent permitted by law and our charter, we will indemnify the participating broker-dealers and the Dealer Manager against some civil liabilities, including certain liabilities under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

Share Distribution Channels and Special Discounts

        We expect our Dealer Manager to use multiple distribution channels to sell our shares. These channels may have different selling commissions, and consequently, a different purchase price for the shares. Our Dealer Manager is expected to engage participating broker-dealers in connection with the sale of the shares of this offering in accordance with participating broker agreements. No participating broker-dealers entered into a participating broker agreement related to this offering prior to the effective date of our registration statement. Except as otherwise described, upfront selling commissions and dealer manager fees will be paid by us to our Dealer Manager in connection with sales by participating broker-dealers.

        We will waive the upfront selling commission and the upfront dealer manager fee and sell shares at a discount to the gross public offering price in certain circumstances. Our Dealer Manager may also engage registered investment advisers or other entities exempt from broker-dealer registration to distribute shares. The upfront selling commission will be waived for sales of shares through these channels and the upfront dealer manager fees may be waived for sales of shares through these channels. Neither our Dealer Manager nor its affiliates are expected to directly compensate any person engaged as an investment adviser by a potential investor to induce such investment adviser to advise favorably for an investment in us. We expect to receive the same net proceeds per share for sales of shares through these channels.

Supplemental Sales Material

        In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of this prospectus, as amended or supplemented. We may also elect to file supplemental sales material with the SEC prior to distributing such material. The supplemental sales material will not contain all of the information material to an investment decision and should only be reviewed after reading this prospectus. The sales material expected to be used in permitted jurisdictions includes:

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  investor sales promotion brochures;

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  cover letters transmitting this prospectus;

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  brochures containing a summary description of this offering;

  •
  fact sheets describing our investment objective and strategies;

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  asset flyers describing our recent investments;

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  broker updates;

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  online investor presentations;

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  third-party article reprints;

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  website material;

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  electronic media presentations; and

  •
  client seminar presentations and seminar advertisements and invitations.

        All of the foregoing material will be prepared by Owl Rock Capital Advisors or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

        We are offering shares in this continuous public offering only by means of this prospectus, as the same may be supplemented and amended from time to time. Although the information contained in our supplemental sales materials is not expected to conflict with any of the information contained in this prospectus, as amended or supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

 DISTRIBUTION REINVESTMENT PLAN

        Any investor who purchases shares of our common stock in this offering may elect to participate in our distribution reinvestment plan by making a written election to participate in such plan on his or her subscription agreement at the time he or she subscribes for shares. If you wish to receive your distribution in cash, no action will be required on your part to do so.

        Subject to our board of directors' discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a monthly or quarterly basis or on such other date or dates as may be fixed from time to time by our board of directors and pay such distributions on a monthly or quarterly basis. We have adopted an "opt-in" distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distribution reinvested in additional shares of our common stock. There will be no up-front selling commissions or dealer manager fees to you if you elect to participate in the distribution reinvestment plan. We will pay the plan administrator fees under the plan.

        Participation in the distribution reinvestment plan will commence with the next distribution paid after receipt of an investor's written election to participate in the plan and to all other calendar months thereafter, provided such notification is received by the plan administrator no later than the record date to which such distribution relates.

        Any purchases of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient's home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash dividend, then if you have "opted in" to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions.

        Your distribution amount will purchase shares at a per share price equivalent to the current net public offering price that the shares are sold in the offering at the closing immediately following the distribution date. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be the net asset value per share. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the shares of our common stock offered pursuant to this prospectus.

        If you are a registered shareholder, you may elect to have your entire distribution reinvested in shares of additional stock by notifying DST Systems, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date to which such distribution relates. If you elect to reinvest your distributions in additional shares of stock, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may "opt-in" to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

        During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent or another designated agent will mail and/or make electronically available to each participant in the distribution reinvestment plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of shares of our common stock purchased during such quarter, and the per share purchase price for such shares. Annually, as required by the Code, we will include tax information for income earned on shares under the distribution reinvestment plan on a Form 1099-DIV that is mailed to shareholders subject to IRS tax reporting. We reserve the right to amend, suspend or terminate the distribution reinvestment plan. Any distributions reinvested through the issuance of shares through our distribution reinvestment plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid under the Investment Advisory Agreement.

        For additional discussion regarding the tax implications of participation in the distribution reinvestment plan, see "Tax Matters." Additional information about the distribution reinvestment plan may be obtained by contacting shareholder services for Owl Rock Capital Corporation II at (212) 419-3000.

 SHARE REPURCHASE PROGRAM

        During the term of this offering, we do not intend to list our shares on a securities exchange and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited.

        In the third quarter of 2017, we began offering, and on a quarterly basis, intend to continue offering, to repurchase shares of our common stock on such terms as may be determined by our board of directors in its complete discretion. Our board of directors has complete discretion to determine whether we will engage in any share repurchase, and if so, the terms of such repurchase. At the discretion of our board of directors, we may use cash on hand, cash available from borrowings, and cash from the sale of our investments as of the end of the applicable period to repurchase shares. We have not established limits on the amount of funds we may use from any available sources to repurchase shares; however, we will not borrow funds for the purpose of repurchasing shares if the amount of such repurchase would exceed our accrued and received Net Revenues for the previous four quarters.

        We intend to limit the number of shares to be repurchased in each quarter to the lesser of (a) 2.5% of the weighted average number of shares of our common stock outstanding in the prior 12-month period and (b) the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. All shares purchased by us pursuant to the terms of each offer to repurchase will be retired and thereafter will be authorized and unissued shares.

        Any periodic repurchase offers are subject in part to our available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While we intend to continue to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time.

        The following table sets forth a summary of the terms and results of our share repurchase program.

Repurchase Offer Date	Repurchase Offer Expiration Date	Amount of Common Stock Available for Repurchase	Price Per Share	Number of Shares Repurchased
8/22/2017	9/19/2017	$14,223	$9.04	—
11/13/2017	12/12/2017	$121,438	$9.04	—
3/12/2018	4/6/2018	$527,517	$9.07	4,425
5/21/2018	6/18/2018	$1,321,375	$9.07	11,973
8/20/2018	9/17/2018	$2,628,350	$9.08	118,465
11/19/2018	12/17/2018	$3,619,512	$9.09	33,244
02/28/2019	03/29/2019	$6,207,452	$9.06	119,874

 SHARE LIQUIDITY STRATEGY

        Our board of directors expects to contemplate a liquidity event for our shareholders three to four years after the completion of the offering. We will consider the offering period to be complete as of the termination date of the most recent public equity offering if we have not conducted a public equity offering in any continuous two year period. A liquidity event could include: (i) a listing of shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which shareholders will receive cash or shares of a publicly traded company; or (iii) a sale of all or substantially all of its assets either on a complete portfolio basis or individually followed by a liquidation and distribution of cash to our shareholders. A liquidity event may include a sale, merger or rollover transaction with one or more affiliated investment companies managed by the Adviser. A liquidity event involving a merger or sale of all or substantially all of our assets would require the approval of its shareholders in accordance with the our charter. Certain types of liquidity events, such as one involving a listing of shares on a national securities exchange, would allow us to retain our investment portfolio intact. If we determine to list securities on a national securities exchange, we expect to, although are not required to, maintain our external management structure. If we have not consummated a liquidity event by the five-year anniversary of the completion of the offering, our board of directors will consider (subject to any necessary shareholder approvals and applicable requirements of the 1940 Act) liquidating us and distributing cash to our shareholders, and dissolving us in an orderly manner. Our board of directors, as part of its ongoing duties, will review and evaluate any potential liquidity events and options as they become available and their favorability given current market conditions; however, there is no assurance that a liquidity event will be completed at any particular time or at all.

        In making a determination of whether and what type of liquidity event is in the best interests of our shareholders, our board of directors, including our independent directors, may consider a variety of criteria, including but not limited to such factors as market conditions for listing our common stock or a sale of our assets, the trading prices of other comparable vehicles that are publicly traded, portfolio diversification and allocation, portfolio performance, our financial condition, potential access to capital and the potential for shareholder liquidity. At this time, we do not know what circumstances will exist in the future and therefore we do not know what factors our board of directors will consider in determining whether to pursue a liquidity event in the future.

        Prior to a liquidity event, our share repurchase program, if implemented, may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See "Share Repurchase Program" for a detailed description of the share repurchase program.

 REGULATION

        We have elected to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act.

        In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by "a majority of our outstanding voting securities" as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company's voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

        We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if (1) our board of directors determines that such sale is in our best interests and the best interests of our shareholders, and (2) our shareholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

        As a BDC, we are generally required to meet a coverage ratio of the value of total assets to senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. However, legislation enacted in March 2018 modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. We are permitted to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive such shareholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, the we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the "required majority" (as defined in Section 57(o) of the 1940 Act) of the independent members of our Board of Directors approve such increase with such approval becoming effective after one year; provided, however, that we must extend to our shareholders, as of the date of approval by the required majority the opportunity to sell the shares that they hold. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage.

        We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate or currency fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company, or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, if any, it should be noted that such investments might subject our shareholders to additional expenses as they will be indirectly responsible for the costs and expenses of such companies. None of our investment policies are fundamental, and thus may be changed without shareholder approval.

Qualifying Assets

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as "qualifying assets," unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

  (a)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

  •
  is organized under the laws of, and has its principal place of business in, the United States;

  •
  is not an investment company (other than a small business investment company wholly-owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  •
  satisfies either of the following:

  •
  does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

  •
  is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.

  (b)
  Securities of any eligible portfolio company which we control.

  (c)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (d)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (e)
  Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

  (f)
  Cash, cash-equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

        Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company, but may exist in other circumstances based on the facts and circumstances.

        The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Significant Managerial Assistance to Portfolio Companies

        A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (a), (b) or (c) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Where the business development company purchases such securities in conjunction with one or more other persons acting together, the business development company will satisfy this test if one of the other persons in the group makes available such managerial assistance, although this may not be the sole method by which the business development company satisfies the requirement to make available significant managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company's officers or other organizational or financial guidance.

Temporary Investments

        Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash-equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. We may invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Owl Rock Capital Advisors will monitor the creditworthiness of the counterparties with which we may enter into repurchase agreement transactions.

Warrants and Options

        Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our shareholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our shareholder and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the business development company's total outstanding shares of capital stock.

Senior Securities; Coverage Ratio

        We are generally permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. We are permitted to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive such shareholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, the we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the "required majority" (as defined in Section 57(o) of the 1940 Act) of the independent members of our Board of Directors approve such increase with such approval becoming effective after one year; provided, however, that we must extend to our shareholders, as of the date of approval by the required majority the opportunity to sell our shares that they hold. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage.

        In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage."

Codes of Ethics

        We and Owl Rock Capital Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. Our code of ethics is available, free of charge, on our website at www.owlrock.com. The code of ethics is attached as an exhibit to this registration statement and is available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Exemptive Relief

        On February 7, 2017, we, the Adviser and certain of our affiliates received exemptive relief from the SEC to permit us to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Adviser's investment allocation policy incorporates the conditions of the exemptive relief.

Termination of the Investment Advisory Agreement

        Under the 1940 Act, the Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, by Owl Rock Capital Advisors. The Investment Advisory Agreement may be terminated at any time, without penalty, by us upon not less than 60 days' written notice to Owl Rock Capital Advisors and may be terminated at any time, without penalty, by Owl Rock Capital Advisors upon 120 days' written notice to us. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days' written notice. Unless terminated earlier as described above, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not "interested persons" as defined in the 1940 Act.

Proxy Voting Policies and Procedures

        We have delegated our proxy voting responsibility to Owl Rock Capital Advisors. The proxy voting policies and procedures of Owl Rock Capital Advisors are set out below. The guidelines are reviewed periodically by Owl Rock Capital Advisors and our directors who are not "interested persons," and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, "we," "our" and "us" refer to Owl Rock Capital Advisors.

  Introduction

        As an investment adviser registered under the Adviser Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

        These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

  Proxy Policies

        As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognizes that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

        These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.

        We will vote proxies relating to our clients' securities in the best interest of our clients' shareholders. We will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients' portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

        Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our clients' investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

  Proxy Voting Records

        You may obtain information about how we voted proxies for Owl Rock Capital Corporation II, free of charge, by making a written request for proxy voting information to: Owl Rock Capital Corporation II, 399 Park Avenue, 38th Floor, New York, NY 10022, Attention: Investor Relations, or by calling Owl Rock Capital Corporation II at (212) 419-3000.

Compliance with the Sarbanes-Oxley Act of 2002

        The Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Other

        We have adopted an investment policy that mirrors the requirements applicable to us as a business development company under the 1940 Act.

        We are subject to periodic examination by the SEC for compliance with the Exchange Act and the 1940 Act.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We and Owl Rock Capital Advisors have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and Owl Rock Capital Advisors have designated a chief compliance officer to be responsible for administering the policies and procedures.

        We intend to operate as a non-diversified management investment company; however, we are currently and may, from time to time, in the future, be considered a diversified management investment company pursuant to the definitions set forth in the 1940 Act.

        Our internet address is www.owlrock.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

 TAX MATTERS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

        A "U.S. shareholder" generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

  •
  A citizen or individual resident of the United States;

  •
  A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

  •
  A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

  •
  An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

        A "Non-U.S. shareholder" generally is a beneficial owner of shares of our common stock that is not a U.S. shareholder.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax Adviser with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax Adviser regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

        We have to elected, beginning with our taxable year ended December 31, 2017, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our shareholders from our tax earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our shareholders, for each taxable year, at least 90% of our "investment company taxable income," which generally is our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a Regulated Investment Company

        For any taxable year in which we:

  •
  maintain our qualification as a RIC; and

  •
  satisfy the Annual Distribution Requirement,

we generally will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders.

        We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the "Excise Tax Avoidance Requirement"). We generally will endeavor in each taxable year to make sufficient distributions to our shareholders avoid any U.S. federal excise tax on our earnings.

        In order to maintain our qualification as a RIC for federal income tax purposes, we must, among other things:

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  continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

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  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities or foreign currencies, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

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  diversify our holdings so that at the end of each quarter of the taxable year:

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  at least 50% of the value of our assets consists of cash, cash-equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

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  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships" (the "Diversification Tests").

        Qualifying income may exclude such income as management fees received in connection with our subsidiaries or other potential outside managed funds and certain other fees.

        For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

        Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        Under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Senior Securities." As a result, we may be prohibited from making distributions necessary to satisfy the Annual Distribution Requirement. Even if we are not prohibited from making distributions, our ability to raise additional capital to satisfy the Annual Distribution Requirement may be limited. If we are not able to make sufficient distributions to satisfy the Annual Distribution Requirement, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

        Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

        Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

        A RIC is limited in its ability to deduct expenses in excess of its "investment company taxable income" (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our shareholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

        Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

        If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to federal income tax on its allocable share of a portion of any "excess distribution" received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to its shareholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

        Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our shareholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income that is not qualifying income under the 90% Income Test.

        The remainder of this discussion assumes that we maintain our qualification as a RIC, and satisfy the Annual Distribution Requirement.

Taxation of U.S. Shareholders

        Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which generally is our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 20%, provided holding period and other requirements are met at both the shareholder and company levels. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends.

        Distributions of our net capital gains (which generally are our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as "capital gain dividends" will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder's adjusted tax basis in such shareholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

        We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder's liability for federal income tax. A shareholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        In accordance with certain applicable published guidance and private letter rulings issued by the IRS, a publicly traded RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each shareholder may elect to receive his, her, or its entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all shareholders must be at least 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, the cash available for distribution must be allocated among the shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any shareholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such shareholder has elected to receive in cash or (b) an amount equal to his, her, or its entire distribution multiplied by the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. shareholders on December 31 of the year in which the distribution was declared.

        If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

        A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such shareholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss

        In general, individual U.S. shareholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income," which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. shareholders currently are subject to federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

        We have adopted a distribution reinvestment plan through which a shareholder may elect to receive distributions in the form of additional shares of our common stock. See "Distribution Reinvestment Plan." Any distributions made to a U.S. shareholder that are reinvested under the plan will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

        We (or the applicable withholding agent) will report to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice reporting, on a per share and per distribution basis, the amounts includible in such U.S. shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the 20% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder's particular situation.

        We may be required to withhold U.S. federal income tax ("backup withholding") from all distributions to any U.S. shareholder (other than shareholders that qualify for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder's federal income tax liability, provided that proper information is provided to the IRS.

        U.S. shareholders who hold our common stock through foreign accounts or intermediaries may be subject to U.S. withholding tax at a rate of 30% on dividends if the holder of the foreign account or the intermediary through which they hold their shares is not in compliance with the Foreign Account Tax Compliance Act ("FATCA").

Taxation of Non-U.S. Shareholders

        Whether an investment in our shares is appropriate for a Non-U.S. shareholder will depend upon that person's particular circumstances. An investment in our shares by a Non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax Adviser before investing in our common stock.

        Distributions of our investment company taxable income to Non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. shareholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax Adviser.)

        In addition, no withholding is required with respect to certain dividend distributions if (i) the distributions are properly reported to our shareholders as "interest-related dividends" or "short-term capital gain dividends," (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied.

        Actual or deemed distributions of our net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of shares of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder. Such amount may be subject to FATCA (as discussed below).

        The tax consequences to Non-U.S. shareholders entitled to claim the benefits of an applicable tax treaty or who are individuals present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

        If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of shares of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. shareholder.

        A Non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. shareholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

        Legislation commonly referred to as "FATCA" generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners), or that reside in a jurisdiction that has not entered into an intergovernmental agreement with the IRS to provide such information. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. shareholder might be eligible for refunds or credits of such taxes.

        Non-U.S. persons should consult their own tax Adviser with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Maintain Our Qualification as a RIC

        If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

        If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our shareholders. Distributions would not be required, and any distributions would be taxable to our shareholders as ordinary dividend income that, subject to certain limitations, may be eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder's tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in appreciation on the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 5 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

 CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

        Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 1055 Broadway, 7th Floor, Kansas City, Missouri 64105.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use broker-dealers in the normal course of our business. Subject to policies established by our board of directors, if any, our Adviser will be primarily responsible for the execution of any publicly traded securities portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker-dealer based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other broker-dealers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The consolidated financial statements and the Senior Securities table under the heading "Senior Securities" for Owl Rock Capital Corporation II and subsidiaries included in this prospectus have been audited by KPMG LLP, an independent registered public accounting firm, and have been so included in reliance on the report of such firm given upon their authority as experts in auditing and accounting.

 LEGAL MATTERS

        Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Eversheds Sutherland (US) LLP.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of our common stock offered by this prospectus. The registration statement contains additional information about us and the shares of our common stock being offered by this prospectus.

        We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

SHAREHOLDER PRIVACY NOTICE

        We collect nonpublic personal information about our shareholders in the ordinary course of establishing and servicing their accounts. Nonpublic personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of shareholders that is derived using such information. For example, it includes a shareholder's address, social security number, account balance, income, investment activity, and bank account information. We collect this information from the following sources:

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  account applications or other required forms, correspondence (written or electronic), or from telephone contacts with customers inquiring about us;

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  transaction history of a shareholder's account; and

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  service providers.

        We do not disclose nonpublic personal information about you or your account(s) to anyone without your consent other than to:

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  Our service providers, including our Adviser, as necessary for the servicing of your account. Our service providers in turn have an obligation to protect the confidentiality of your personal information.

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  Companies that may perform marketing services on our behalf or pursuant to joint marketing agreements. These marketing companies also have an obligation to protect confidential information.

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  Government officials or other persons unaffiliated with us, to the extent required by federal or Maryland law or our articles of incorporation, including in accordance with subpoenas, court orders, and requests from government regulators.

        If you decide to close your account(s), we will continue to adhere to the practices described in this notice.

        If you invest in our common stock through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.

        We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information.

 Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Owl Rock Capital Corporation II:

Opinion on the Consolidated Financial Statements

        We have audited the accompanying consolidated statements of assets and liabilities of Owl Rock Capital Corporation II and subsidiaries (the Company), including the consolidated schedules of investments, as of December 31, 2018 and 2017, the related consolidated statements of operations, changes in net assets, and cash flows for each of the years in the two-year period ended December 31, 2018, and the related notes (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

        These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

        We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

        Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Such procedures also included confirmation of securities owned as of December 31, 2018 and 2017, by correspondence with custodians, portfolio companies, or agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Company's auditor since 2016.

New York, New York
February 27, 2019

 PART I. CONSOLIDATED FINANCIAL INFORMATION

Owl Rock Capital Corporation II

Consolidated Statements of Assets and Liabilities

(Amounts in thousands, except share and per share amounts)

	December 31, 2018	December 31, 2017
Assets
Investments at fair value (amortized cost of $731,981 and $66,044, respectively)	$728,812	$66,136
Cash	20,903	43,131
Due from Adviser	—	167
Interest receivable	3,362	288
Subscriptions receivable	—	217
Prepaid expenses and other assets	1,912	401

Total Assets	$754,989	$110,340

Liabilities
Debt (net of deferred unamortized debt issuance costs of $3,703 and $2,436, respectively)	298,798	17,564
Payable for investments purchased	10,713	2,443
Management fee payable	—	375
Payables to affiliates	5,298	—
Accrued performance based incentive fees	—	19
Accrued expenses and other liabilities	1,970	856

Total Liabilities	316,779	21,257

Commitments and contingencies (Note 7)
Net Assets
Common shares $0.01 par value, 300,000,000 shares authorized; 48,860,700 and 9,866,216 shares issued and outstanding, respectively	489	99
Additional paid-in-capital	442,551	89,080
Distributable earnings(1)	(4,830)	(96)

Total Net Assets	438,210	89,083

Total Liabilities and Net Assets	$754,989	$110,340

Net Asset Value Per Share	$8.97	$9.03

(1)
As of December 31, 2017, accumulated undistributed net investment income, net unrealized gain (loss) and undistributed net realized gains (losses) have been consolidated for comparative purposes.

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation II

Consolidated Statements of Operations

(Amounts in thousands, except share and per share amounts)

	Years Ended December 31,
	2018	2017
Investment Income
Investment income from non-controlled, non-affiliated investments:
Interest income	$33,165	$1,857
Other income	996	166

Total investment income from non-controlled, non-affiliated investments	34,161	2,023

Total Investment Income	34,161	2,023

Operating Expenses
Initial organization	—	874
Offering costs	3,933	—
Interest expense	7,318	125
Management fee	6,463	375
Performance based incentive fees	2,328	19
Professional fees	2,170	1,036
Directors' fees	334	181
Other general and administrative	1,159	882

Total Operating Expenses	23,705	3,492
Management and incentive fees waived (Note 3)	(3,181)	—
Expense support	(2,646)	(2,940)
Recoupment of expense support	1,319	—

Net Operating Expenses	19,197	552

Net Investment Income (Loss)	$14,964	$1,471

Net Realized and Unrealized Gain (Loss) on Investments
Net unrealized gain (loss):
Non-controlled, non-affiliated investments	$(3,262)	$92

Total Net Unrealized Gain (Loss)	(3,262)	92

Net realized gain (loss):
Non-controlled, non-affiliated investments	737	5

Total Net Realized Gain (Loss)	737	5

Total Net Realized and Unrealized Gain (Loss) on Investments	(2,525)	97

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,439	$1,568

Earnings Per Share—Basic and Diluted	$0.47	$0.45

Weighted Average Shares Outstanding—Basic and Diluted	26,555,178	3,500,950

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation II

Consolidated Schedule of Investments

As of December 31, 2018

(Amounts in thousands, except share and per share amounts)

Company(1)(2)(3)(18)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(4)(11)	Fair Value	Percentage of Net Assets
Debt Investments(5)
Advertising and media
IRI Holdings, Inc.(6)(20)	First lien senior secured loan	L + 4.50%	11/28/2025	$25,000	$24,753	$24,313	5.5%
Swipe Acquisition Corporation (dba PLI)(6)(20)	First lien senior secured loan	L + 7.75%	6/29/2024	20,191	19,812	19,787	4.5%
Swipe Acquisition Corporation (dba PLI)(12)(13)(14)(19)(20)	First lien senior secured delayed draw term loan	L + 7.75%	9/30/2019	—	(28)	(10)	—%

				45,191	44,537	44,090	10.0%
Aerospace and defense
Propulsion Acquisition, LLC (dba Belcan, Inc.)(6)	First lien senior secured loan	L + 6.00%	7/13/2021	24,808	24,601	24,187	5.5%
Space Exploration Technologies Corp.(6)(19)(20)	First lien senior secured loan	L + 4.25%	11/21/2025	25,000	24,752	24,750	5.6%

				49,808	49,353	48,937	11.1%
Automotive
Mavis Tire Express Services Corp.(6)(20)	Second lien senior secured loan	L + 7.50%	3/20/2026	23,000	22,526	22,424	5.1%
Mavis Tire Express Services Corp.(6)(12)(14)(19)(20)	Second lien senior secured delayed draw term loan	L + 7.50%	3/20/2020	215	175	162	—%

				23,215	22,701	22,586	5.1%
Buildings and real estate
Associations, Inc.(7)(20)	First lien senior secured loan	L + 4.00% (incl. 3.00% PIK)	7/30/2024	20,103	19,867	19,852	4.5%
Associations, Inc.(7)(12)(14)(19)(20)	First lien senior secured delayed draw term loan	L + 4.00% (incl. 3.00% PIK)	7/30/2021	1,784	1,726	1,697	0.4%
Associations, Inc.(12)(13)(19)(20)	First lien senior secured revolving loan	L + 6.00%	7/30/2024	—	(12)	(20)	—%
Cheese Acquisition, LLC(7)(20)	First lien senior secured loan	L + 4.75%	11/28/2024	7,208	7,119	7,118	1.6%
Cheese Acquisition, LLC(12)(13)(14)(19)(20)	First lien senior secured delayed draw term loan	L + 4.75%	4/19/2020	—	(86)	(19)	—%
Cheese Acquisition, LLC(12)(13)(19)(20)	First lien senior secured revolving loan	L + 4.75%	11/28/2023	—	(28)	(28)	—%

				29,095	28,586	28,600	6.5%
Business services
Access CIG, LLC(7)(20)	Second lien senior secured loan	L + 7.75%	2/27/2026	5,394	5,347	5,313	1.2%
CIBT Global, Inc.(7)(20)	Second lien senior secured loan	L + 7.75%	6/2/2025	1,000	979	990	0.2%
Transperfect Global, Inc.(6)(20)	First lien senior secured loan	L + 6.75%	5/7/2024	29,775	29,230	29,774	6.8%
Vistage International, Inc.(6)(20)	Second lien senior secured loan	L + 8.00%	2/8/2026	6,500	6,449	6,403	1.5%

				42,669	42,005	42,480	9.7%
Chemicals
Douglas Products and Packaging Company LLC(7)(20)	First lien senior secured loan	L + 5.75%	10/19/2022	18,421	18,246	18,144	4.1%
Douglas Products and Packaging Company LLC(12)(13)(19)(20)	First lien senior secured revolving loan	L + 5.75%	10/19/2022	—	(10)	(23)	—%

				18,421	18,236	18,121	4.1%
Consumer products
Feradyne Outdoors, LLC(7)(20)	First lien senior secured loan	L + 6.25%	5/25/2023	985	976	916	0.2%
Containers and packaging
Pregis Holding I Corporation(7)	First lien senior secured loan	L + 3.50%	5/20/2021	4,000	3,875	3,890	0.9%
Pregis Holding I Corporation(7)(20)	Second lien senior secured loan	L + 7.25%	5/20/2022	7,000	6,881	6,790	1.5%

				11,000	10,756	10,680	2.4%
Distribution
Aramsco, Inc.(6)(20)	First lien senior secured loan	L + 5.25%	8/28/2024	6,939	6,773	6,696	1.5%
Aramsco, Inc.(6)(12)(19)(20)	First lien senior secured revolving loan	L + 5.25%	8/28/2024	70	45	33	—%
Dade Paper & Bag, LLC (dba Imperial-Dade)(6)(20)	First lien senior secured loan	L + 7.44%	6/10/2024	4,443	4,373	4,396	1.0%
Dealer Tire, LLC(6)(20)	First lien senior secured loan	L + 5.50%	12/15/2025	20,250	19,242	19,238	4.4%
Endries Acquisition, Inc.(6)(20)	First lien senior secured loan	L + 6.25%	12/10/2025	20,000	19,652	19,650	4.5%
Endries Acquisition, Inc.(12)(13)(14)(19)(20)	First lien senior secured delayed draw term loan	L + 6.25%	12/10/2020	—	(121)	(122)	—%
Endries Acquisition, Inc.(6)(12)(19)(20)	First lien senior secured revolving loan	L + 6.25%	12/10/2024	750	698	698	0.2%

				52,452	50,662	50,589	11.6%
Education
Learning Care Group (US) No. 2 Inc.(6)(20)	Second lien senior secured loan	L + 7.50%	3/13/2026	5,000	4,907	4,875	1.1%
Severin Acquisition, LLC (dba PowerSchool)(6)(20)	Second lien senior secured loan	L + 6.75%	7/31/2026	7,500	7,429	7,350	1.7%
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)(7)(20)	First lien senior secured loan	L + 6.00%	5/14/2024	9,790	9,567	9,497	2.2%

Owl Rock Capital Corporation II

Consolidated Schedule of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share and per share amounts)

Company(1)(2)(3)(18)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(4)(11)	Fair Value	Percentage of Net Assets
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)(12)(13)(19)(20)	First lien senior secured revolving loan	L + 6.00%	5/14/2024	—	(15)	(20)	—%

				22,290	21,888	21,702	5.0%
Energy equipment and services
Hillstone Environmental Partners, LLC(7)(20)	First lien senior secured loan	L + 7.75%	4/25/2023	8,667	8,550	8,667	2.0%
Hillstone Environmental Partners, LLC(7)(19)(20)	First lien senior secured revolving loan	L + 7.75%	4/25/2023	542	535	542	0.1%
Liberty Oilfield Services LLC(6)(17)(20)	First lien senior secured loan	L + 7.63%	9/19/2022	1,117	1,101	1,117	0.3%

				10,326	10,186	10,326	2.4%
Financial services
Blackhawk Network Holdings, Inc.(6)(20)	Second lien senior secured loan	L + 7.00%	6/15/2026	11,054	10,926	10,778	2.5%
NMI Acquisitionco, Inc. (dba Network Merchants)(6)(20)	First lien senior secured loan	L + 6.75%	9/6/2022	3,762	3,688	3,630	0.8%
NMI Acquisitionco, Inc. (dba Network Merchants)(6)(12)(19)(20)	First lien senior secured revolving loan	L + 6.75%	9/6/2022	56	55	53	—%

				14,872	14,669	14,461	3.3%
Food and beverage
Carolina Beverage Group (fka Cold Spring Brewing Company)(6)(20)	First lien senior secured loan	L + 5.25%	5/15/2024	6,194	6,080	6,039	1.4%
Carolina Beverage Group (fka Cold Spring Brewing Company)(12)(13)(19)(20)	First lien senior secured revolving loan	L + 5.25%	5/15/2024	—	(8)	(11)	—%
CM7 Restaurant Holdings, LLC(6)(20)	First lien senior secured loan	L + 8.75%	5/22/2023	5,795	5,699	5,535	1.3%
CM7 Restaurant Holdings, LLC(12)(13)(14)(19)(20)	First lien senior secured delayed draw term loan	L + 8.75%	5/21/2019	—	—	(29)	—%
CM7 Restaurant Holdings, LLC(6)(12)(14)(19)(20)	First lien senior secured delayed draw term loan	L + 8.75%	5/21/2019	136	134	122	—%
H-Food Holdings, LLC(6)(20)	First lien senior secured loan	L + 4.00%	5/23/2025	9,429	9,232	9,194	2.1%
H-Food Holdings, LLC(6)(20)	Second lien senior secured loan	L + 7.00%	3/2/2026	18,200	17,762	17,654	4.0%
Hometown Food Company(6)(20)	First lien senior secured loan	L + 5.25%	8/31/2023	3,304	3,242	3,205	0.7%
Hometown Food Company(12)(13)(19)(20)	First lien senior secured revolving loan	L + 5.25%	8/31/2023	—	(9)	(14)	—%
KSLB Holdings, LLC (dba Sara Lee Frozen Bakery)(6)(20)	First lien senior secured loan	L + 4.50%	7/30/2025	4,000	3,918	3,880	0.9%
KSLB Holdings, LLC (dba Sara Lee Frozen Bakery)(6)(12)(19)(20)	First lien senior secured revolving loan	L + 4.50%	7/30/2023	133	113	103	—%
Manna Development Group, LLC(6)(20)	First lien senior secured loan	L + 6.00%	10/24/2022	8,769	8,655	8,594	2.0%
Manna Development Group, LLC(6)(12)(19)(20)	First lien senior secured revolving loan	L + 6.00%	10/24/2022	133	110	120	—%
Ultimate Baked Goods Midco, LLC(6)(20)	First lien senior secured loan	L + 4.00%	8/11/2025	3,000	2,945	2,910	0.7%
Ultimate Baked Goods Midco, LLC(12)(13)(19)(20)	First lien senior secured revolving loan	L + 4.00%	8/9/2023	—	(12)	(17)	—%

				59,093	57,861	57,285	13.1%
Healthcare providers and services
Geodigm Corporation (dba National Dentex)(6)(15)(20)	First lien senior secured loan	L + 6.85%	12/1/2021	19,938	19,754	19,738	4.5%
GI Chill Acquisition (dba California Cryobank)(7)(19)(20)	First lien senior secured loan	L + 4.00%	8/6/2025	2,993	2,978	2,948	0.7%
GI Chill Acquisition (dba California Cryobank)(7)(20)	Second lien senior secured loan	L + 7.50%	8/6/2026	12,000	11,884	11,760	2.7%
TC Holdings, LLC (dba TrialCard)(7)(20)	First lien senior secured loan	L + 4.50%	11/14/2023	5,723	5,617	5,608	1.3%
TC Holdings, LLC (dba TrialCard)(7)(12)(19)(20)	First lien senior secured revolving loan	L + 4.50%	11/14/2022	78	70	69	—%
TC Holdings, LLC (dba TrialCard)(12)(13)(14)(19)(20)	First lien senior secured delayed draw term loan	L + 4.50%	6/30/2019	—	(40)	(18)	—%

				40,732	40,263	40,105	9.2%
Healthcare technology
Bracket Intermediate Holding Corp.(7)(20)	First lien senior secured loan	L + 4.25%	9/5/2025	7,522	7,472	7,466	1.7%
Bracket Intermediate Holding Corp.(7)(20)	Second lien senior secured loan	L + 8.13%	9/5/2026	3,750	3,677	3,666	0.8%

				11,272	11,149	11,132	2.5%
Household products
Hayward Industries, Inc.(6)(20)	Second lien senior secured loan	L + 8.25%	8/4/2025	4,675	4,594	4,652	1.1%

Owl Rock Capital Corporation II

Consolidated Schedule of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share and per share amounts)

Company(1)(2)(3)(18)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(4)(11)	Fair Value	Percentage of Net Assets
Infrastructure and environmental services
LineStar Integrity Services LLC(7)(20)	First lien senior secured loan	L + 7.25%	2/12/2024	8,271	8,124	8,105	1.8%
LineStar Integrity Services LLC(12)(13)(14)(19)(20)	First lien senior secured delayed draw term loan	L + 7.25%	8/12/2019	—	(36)	(42)	—%

				8,271	8,088	8,063	1.8%
Internet software and services
Genesis Acquisition Co. (dba Procare Software)(6)(20)	First lien senior secured loan	L + 4.00%	7/31/2024	2,017	1,979	1,957	0.4%
Genesis Acquisition Co. (dba Procare Software)(12)(13)(14)(19)(20)	First lien senior secured delayed draw term loan	L + 4.00%	7/31/2020	—	(5)	(11)	—%
Genesis Acquisition Co. (dba Procare Software)(12)(13)(19)(20)	First lien senior secured revolving loan	L + 4.00%	7/31/2024	—	(5)	(9)	—%
IQN Holding Corp. (dba Beeline)(7)(20)	First lien senior secured loan	L + 5.50%	8/20/2024	22,332	22,013	21,774	5.0%
IQN Holding Corp. (dba Beeline)(7)(12)(19)(20)	First lien senior secured revolving loan	L + 5.50%	8/20/2023	822	786	757	0.2%
Lightning Midco, LLC (dba Vector Solutions)(7)(20)	First lien senior secured loan	L + 5.50%	11/21/2025	14,828	14,681	14,679	3.3%
Lightning Midco, LLC (dba Vector Solutions)(9)(12)(14)(19)(20)	First lien senior secured delayed draw term loan	P + 4.50%	11/23/2020	952	918	917	0.2%
Lightning Midco, LLC (dba Vector Solutions)(12)(13)(19)(20)	First lien senior secured revolving loan	L + 5.50%	11/21/2023	—	(17)	(17)	—%
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(6)(19)(20)	First lien senior secured loan	L + 6.50%	6/17/2024	23,771	23,539	23,533	5.4%
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(12)(13)(19)(20)	First lien senior secured revolving loan	L + 6.50%	6/15/2023	—	(2)	(2)	—%

				64,722	63,887	63,578	14.5%
Leisure and entertainment
Troon Golf, L.L.C.(7)(15)(16)(20)	First lien senior secured term loan A and B	L + 6.38%	9/29/2023	23,336	23,034	23,336	5.3%
		(TLA: L + 3.5%; TLB: L + 7.1%)
Troon Golf, L.L.C.(12)(13)(19)(20)	First lien senior secured revolving loan	L + 6.38%	9/29/2023	—	(7)	—	—%

				23,336	23,027	23,336	5.3%
Manufacturing
Ideal Tridon Holdings, Inc.(7)(20)	First lien senior secured loan	L + 6.50%	7/31/2023	1,725	1,698	1,699	0.4%
Ideal Tridon Holdings, Inc.(7)(12)(19)(20)	First lien senior secured revolving loan	L + 6.50%	7/31/2022	132	130	128	—%
Professional Plumbing Group, Inc.(7)(20)	First lien senior secured loan	L + 6.75%	4/16/2024	6,806	6,713	6,636	1.5%
Professional Plumbing Group, Inc.(7)(12)(19)(20)	First lien senior secured revolving loan	L + 6.75%	4/16/2024	343	328	314	0.1%

				9,006	8,869	8,777	2.0%
Oil and gas
Black Mountain Sand Eagle Ford LLC(7)(12)(14)(19)(20)	First lien senior secured delayed draw term loan	L + 8.25%	6/30/2019	5,108	5,000	4,944	1.1%
Brigham Minerals, LLC(6)(20)	First lien senior secured loan	L + 5.50%	7/27/2024	10,000	9,905	9,800	2.2%
Brigham Minerals, LLC(6)(12)(14)(19)(20)	First lien senior secured delayed draw term loan	L + 5.50%	10/27/2019	4,000	3,944	3,880	0.9%
Brigham Minerals, LLC(12)(13)(19)(20)	First lien senior secured revolving loan	L + 5.50%	7/27/2024	—	(7)	(16)	—%
Zenith Energy U.S. Logistics Holdings, LLC(6)(20)	First lien senior secured loan	L + 5.50%	12/21/2024	13,133	12,893	12,871	2.9%

				32,241	31,735	31,479	7.1%
Professional services
AmSpec Services Inc.(7)(20)	First lien senior secured loan	L + 5.75%	7/2/2024	17,495	17,209	17,057	3.9%
AmSpec Services Inc.(9)(12)(19)(20)	First lien senior secured revolving loan	P + 3.75%	7/2/2024	405	365	343	0.1%
Cardinal US Holdings, Inc.(7)(17)(20)	First lien senior secured loan	L + 5.00%	7/31/2023	15,824	15,457	15,745	3.6%
DMT Solutions Global Corporation(8)(20)	First lien senior secured loan	L + 7.00%	7/2/2024	8,775	8,446	8,424	1.9%
GC Agile Holdings Limited (dba Apex Fund Services)(7)(17)(20)	First lien senior secured loan	L + 6.50%	6/15/2025	12,289	12,057	12,043	2.7%
GC Agile Holdings Limited (dba Apex Fund Services)(12)(13)(14)(17)(19)(20)	First lien senior secured delayed draw term loan	L + 6.50%	2/28/2019	—	(110)	(119)	—%
GC Agile Holdings Limited (dba Apex Fund Services)(7)(12)(14)(17)(19)(20)	First lien senior secured multi-draw term loan	L + 6.50%	6/15/2020	1,987	1,915	1,888	0.4%

Owl Rock Capital Corporation II

Consolidated Schedule of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share and per share amounts)

Company(1)(2)(3)(18)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(4)(11)	Fair Value	Percentage of Net Assets
GC Agile Holdings Limited (dba Apex Fund Services)(12)(13)(17)(19)(20)	First lien senior secured revolving loan	L + 6.50%	6/15/2023	—	(49)	(34)	—%
Gerson Lehrman Group, Inc.(7)(20)	First lien senior secured loan	L + 4.25%	12/12/2024	37,398	37,027	37,023	8.4%
Gerson Lehrman Group, Inc.(12)(13)(19)(20)	First lien senior secured revolving loan	L + 4.25%	12/12/2024	—	(26)	(26)	—%

				94,173	92,291	92,344	21.0%
Specialty retail
EW Holdco, LLC (dba European Wax)(6)(20)	First lien senior secured loan	L + 4.50%	9/25/2024	9,975	9,879	9,776	2.2%
Galls, LLC(6)(20)	First lien senior secured loan	L + 6.25%	1/31/2025	14,982	14,814	14,682	3.4%
Galls, LLC(6)(12)(14)(19)(20)	First lien senior secured delayed draw term loan	L + 6.25%	1/31/2020	1,292	1,247	1,228	0.3%
Galls, LLC(6)(12)(19)(20)	First lien senior secured revolving loan	L + 6.25%	1/31/2024	1,571	1,524	1,502	0.3%

				27,820	27,464	27,188	6.2%
Telecommunications
DB Datacenter Holdings Inc.(6)(19)(20)	First lien senior secured loan	L + 3.75%	10/3/2024	10,467	10,446	10,446	2.4%
DB Datacenter Holdings Inc.(6)(20)	Second lien senior secured loan	L + 7.50%	4/3/2025	5,000	4,934	4,900	1.1%

				15,467	15,380	15,346	3.5%
Transportation
Lytx, Inc.(6)(20)	First lien senior secured loan	L + 6.75%	8/31/2023	2,020	1,969	2,020	0.5%
Lytx, Inc.(12)(13)(19)(20)	First lien senior secured revolving loan	L + 6.75%	8/31/2022	—	(2)	—	—%
Motus, LLC and Runzheimer International LLC(7)(20)	First lien senior secured loan	L + 6.75%	1/17/2024	7,345	7,184	7,161	1.6%
Motus, LLC and Runzheimer International LLC(12)(13)(19)(20)	First lien senior secured revolving loan	L + 6.75%	1/17/2023	—	(12)	(15)	—%
Uber Technologies, Inc.(10)(19)(20)(21)	Unsecured note	7.50%	11/1/2023	8,800	8,800	8,498	1.9%
Uber Technologies, Inc.(10)(19)(20)(21)	Unsecured note	8.00%	11/1/2026	13,200	13,200	12,720	2.9%

				31,365	31,139	30,384	6.9%

Total Debt Investments				$742,497	$730,302	$727,157	165.6%

Equity Investments
Food and beverage
CM7 Restaurant Holdings, LLC(10)(19)(20)	LLC Interest	N/A	N/A	54	54	30	—%
H-Food Holdings, LLC(10)(19)(20)	LLC Interest	N/A	N/A	16	1,625	1,625	0.4%

				70	1,679	1,655	0.4%

Total Equity Investments				$70	$1,679	$1,655	0.4%

Total Investments				$742,567	$731,981	$728,812	166.0%

(1)
Certain portfolio company investments are subject to contractual restrictions on sales.

(2)
Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company's outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.

(3)
Unless otherwise indicated, all investments are considered Level 3 investments.

(4)
The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(5)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR" or "L") (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower's option, and which reset periodically based on the terms of the loan agreement.

(6)
The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2018 was 2.50%.

(7)
The interest rate on these loans is subject to 3 month LIBOR, which as of December 31, 2018 was 2.81%.

(8)
The interest rate on these loans is subject to 6 month LIBOR, which as of December 31, 2018 was 2.88%.

(9)
The interest rate on these loans is subject to Prime, which as of December 31, 2018 was 5.50%.

(10)
Security acquired in transaction exempt from registration under the Securities Act of 1933, and may be deemed to be "restricted securities" under the Securities Act. As of December 31, 2018, the aggregate fair value of these securities is $22.9 million, or 5.2% of the Company's net assets.

(11)
As of December 31, 2018, the net estimated unrealized loss of U.S. federal income tax purposes was $4.7 million based on a tax cost basis of $733.6 million. As of December 31, 2018, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $6.3 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $1.6 million.

(12)
Position or portion thereof is an unfunded loan commitment. See Note 7 "Commitments and Contingencies".

Owl Rock Capital Corporation II

Consolidated Schedule of Investments (Continued)

As of December 31, 2018

(Amounts in thousands, except share and per share amounts)

(13)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(14)
The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

(15)
The Company may be entitled to receive additional interest as a result of an arrangement with other lenders in the syndication. In exchange for the higher interest rate, the "last-out" portion is at a greater risk of loss.

(16)
The first lien term loan is comprised of two components: Term Loan A and Term Loan B. The Company's Term Loan A and Term Loan B principal amounts are $4.5 million and $18.8 million, respectively. Both Term Loan A and Term Loan B have the same maturity date. Interest disclosed reflects the blended rate of the first lien term loan. The Term Loan A represents a 'first out' tranche and the Term Loan B represents a 'last out' tranche. The 'first out' tranche has priority as to the 'last out' tranche with respect to payments of principal, interest and any amounts due thereunder.

(17)
This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of December 31, 2018, non-qualifying assets represented 4.0% of total assets as calculated in accordance with the regulatory requirements.

(18)
Unless otherwise indicated, all or a portion of the Company's portfolio companies are pledged as collateral supporting the available capacity under the SPV Asset Facility. See Note 6 "Debt."

(19)
Investment is not pledged as collateral on the SPV Asset Facility.

(20)
Represents co-investment made with the Company's affiliates in accordance with the terms of exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 "Agreements and Related Party Transactions."

(21)
Level 2 investment.

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation II

Consolidated Schedule of Investments

As of December 31, 2017

(Amounts in thousands, except share and per share amounts)

Company(1)(2)(3)(16)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(4)	Fair Value	Percentage of Net Assets
Debt Investments(5)
Buildings and real estate
DTZ U.S. Borrower, LLC (dba Cushman & Wakefield)(7)	Second lien senior secured loan	L + 7.88%	11/4/2022	$6,468	$6,406	$6,403	7.2%
Business services
CIBT Global, Inc(7)	Second lien senior secured loan	L + 7.75%	6/1/2025	1,000	977	980	1.1%
GC Agile Holdings Limited (dba Apex Fund Services)(7)(15)	First lien senior secured loan	L + 6.50%	8/29/2023	1,394	1,367	1,366	1.6%
GC Agile Holdings Limited (dba Apex Fund Services)(10)(11)(12)(15)(17)	First lien senior secured multi draw term loan	L + 6.50%	8/29/2019	—	(5)	(6)	—%
GC Agile Holdings Limited (dba Apex Fund Services)(10)(11)(15)(17)	First lien senior secured revolving loan	L + 6.50%	8/29/2023	—	(1)	(1)	—%

				2,394	2,338	2,339	2.7%
Consumer products
Feradyne Outdoors, LLC(7)	First lien senior secured loan	L + 6.25%	5/25/2023	995	984	983	1.1%
Containers and packaging
Ring Container Technologies Group, LLC(6)	Second lien senior secured loan	L + 7.50%	10/31/2025	10,000	9,804	9,800	11.0%
Distribution
Dade Paper & Bag, LLC (dba Imperial-Dade)(6)	First lien senior secured loan	L + 7.50%	6/9/2024	3,980	3,906	3,920	4.4%
Energy equipment and services
Liberty Oilfield Services LLC(6)	First lien senior secured loan	L + 7.63%	9/19/2022	1,746	1,715	1,746	2.0%
Financial services
Cardinal US Holdings, Inc.(8)(15)	First lien senior secured loan	L + 5.00%	7/31/2023	5,486	5,111	5,102	5.7%
NMI Acquisitionco, Inc. (dba Network Merchants)(7)	First lien senior secured loan	L + 6.75%	9/6/2022	3,406	3,324	3,320	3.7%
NMI Acquisitionco, Inc. (dba Network Merchants)(10)(11)(17)	First lien senior secured revolving loan	L + 6.75%	9/6/2022	—	(2)	(2)	—%

				8,892	8,433	8,420	9.4%
Healthcare providers and services
Geodigm Corporation (dba National Dentex)(7)(13)	First lien senior secured loan	L + 6.54%	12/1/2021	995	986	991	1.1%
PetVet Care Centers, LLC(7)	First lien senior secured loan	L + 6.00%	6/8/2023	637	631	637	0.7%
PetVet Care Centers, LLC(9)(10)(17)	First lien senior secured revolving loan	P + 5.00%	6/8/2023	60	59	60	0.1%
PetVet Care Centers, LLC(7)(10)(12)(17)	First lien senior secured delayed draw term loan	L + 6.00%	6/8/2019	198	195	198	0.2%
TC Holdings, LLC (dba TrialCard)(6)	First lien senior secured loan	L + 4.50%	11/14/2023	5,780	5,656	5,652	6.3%
TC Holdings, LLC (dba TrialCard)(10)(11)(17)	First lien senior secured revolving loan	L + 4.50%	11/14/2022	—	(10)	(10)	—%
TC Holdings, LLC (dba TrialCard)(10)(11)(12)(17)	First lien senior secured delayed draw term loan	L + 4.50%	6/30/2019	—	(49)	(50)	(0.1)%

				7,670	7,468	7,478	8.3%
Household products
Hayward Industries, Inc.(6)	Second lien senior secured loan	L + 8.25%	8/4/2025	6,500	6,375	6,403	7.3%
Human resource support services
SABA Software, Inc.(7)	First lien senior secured loan	L + 5.50%	5/1/2023	448	443	446	0.5%
SABA Software, Inc.(10)(11)(17)	First lien senior secured revolving loan	L + 5.50%	5/1/2023	—	(1)	—	—%

				448	442	446	0.5%
Internet software and services
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(6)(17)	First lien senior secured loan	L + 6.00%	6/17/2024	938	924	924	1.0%

Owl Rock Capital Corporation II

Consolidated Schedule of Investments (Continued)

As of December 31, 2017

(Amounts in thousands, except share and per share amounts)

Company(1)(2)(3)(16)	Investment	Interest	Maturity Date	Par / Units	Amortized Cost(4)	Fair Value	Percentage of Net Assets
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(10)(11)(17)	First lien senior secured revolving loan	L + 6.00%	6/15/2023	—	(1)	(1)	—%

				938	923	923	1.0%
Leisure and entertainment
Troon Golf, L.L.C.(7)(13)(14)	First lien senior secured term loan A and B	L + 6.38%	9/29/2023	5,911	5,826	5,823	6.5%
		(TLA: L + 3.5%; TLB: L + 7.1%)
Troon Golf, L.L.C.(10)(11)(17)	First lien senior secured revolving loan	L + 6.38%	9/29/2023	—	(8)	(9)	—%

				5,911	5,818	5,814	6.5%
Manufacturing
Ideal Tridon Holdings, Inc.(9)	First lien senior secured loan	P + 5.50%	7/31/2023	1,564	1,534	1,540	1.7%
Ideal Tridon Holdings, Inc.(9)(10)(17)	First lien senior secured revolving loan	P + 5.50%	7/31/2022	36	32	33	—%
Pexco LLC (dba Spectrum Plastic Group)(7)	Second lien senior secured loan	L + 8.00%	5/8/2025	3,000	2,975	3,000	3.4%

				4,600	4,541	4,573	5.1%
Oil and gas
Discovery DJ Services, LLC (dba Discovery Midstream Partners)(8)	First lien senior secured loan	L + 7.25%	10/25/2022	5,094	4,998	4,992	5.6%
Discovery DJ Services, LLC (dba Discovery Midstream Partners)(10)(11)(17)	First lien senior secured revolving loan	L + 7.25%	10/25/2022	—	(7)	(8)	—%
Discovery DJ Services, LLC (dba Discovery Midstream Partners)(10)(11)(12)(17)	First lien senior secured delayed draw term loan	L + 7.25%	4/25/2019	—	(80)	(83)	(0.1)%

				5,094	4,911	4,901	5.5%
Transportation
Lytx, Inc.(7)	First lien senior secured loan	L + 6.75%	8/31/2023	1,654	1,606	1,612	1.8%
Lytx, Inc.(10)(11)(17)	First lien senior secured revolving loan	L + 6.75%	8/31/2022	—	(3)	(2)	—%

				1,654	1,603	1,610	1.8%

Total Debt Investments				$67,290	$65,667	$65,759	73.8%

Equity Investments
Oil and gas
Discovery DJ Services, LLC (dba Discovery Midstream Partners)(17)	LLC Interest	N/A	N/A	377	377	377	—%

Total Equity Investments				$377	$377	$377	—%

Total Investments				$67,667	$66,044	$66,136	73.8%

(1)
Certain portfolio company investments are subject to contractual restrictions on sales.

(2)
Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company's outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.

(3)
Unless otherwise indicated, all investments are considered Level 3 investments.

(4)
The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(5)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR" or "L") (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower's option, and which reset periodically based on the terms of the loan agreement.

Owl Rock Capital Corporation II

Consolidated Schedule of Investments (Continued)

As of December 31, 2017

(Amounts in thousands, except share and per share amounts)

(6)
The interest rate on these loans is subject to 1 month LIBOR, which as of December 31, 2017 was 1.56%.

(7)
The interest rate on these loans is subject to 3 month LIBOR, which as of December 31, 2017 was 1.69%.

(8)
The interest rate on these loans is subject to 6 month LIBOR, which as of December 31, 2017 was 1.84%.

(9)
The interest rate on these loans is subject to Prime, which as of December 31, 2017 was 4.50%.

(10)
Position or portion thereof is an unfunded loan commitment. See Note 7 "Commitments and Contingencies".

(11)
The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(12)
The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

(13)
The Company may be entitled to receive additional interest as a result of an arrangement with other lenders in the syndication.

(14)
The first lien term loan is comprised of two components: Term Loan A and Term Loan B. The Company's Term Loan A and Term Loan B principal amounts are $1.1 million and $4.8 million, respectively. Both Term Loan A and Term Loan B have the same maturity date. Interest disclosed reflects the blended rate of the first lien term loan. The Term Loan A represents a 'first out' tranche and the Term Loan B represents a 'last out' tranche. The 'first out' tranche has priority as to the 'last out' tranche with respect to payments of principal, interest and any amounts due thereunder.

(15)
This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets.

(16)
Unless otherwise indicated, the Company's portfolio companies are pledged as collateral supporting the available capacity under the SPV Asset Facility. See Note 6 "Debt."

(17)
Investment is not pledged as collateral on the SPV Asset Facility.

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation II

Consolidated Statements of Changes in Net Assets

(Amounts in thousands)

	Years Ended December 31,
	2018	2017
Increase in Net Assets Resulting from Operations
Net investment income (loss)	$14,964	$1,471
Net unrealized gain (loss) on investments	(3,262)	92
Net realized gain (loss) on investments	737	5

Net Increase (Decrease) in Net Assets Resulting from Operations	12,439	1,568

Distributions
Distributions declared from earnings(1)	(17,313)	(1,664)

Net Decrease in Net Assets Resulting from Shareholders' Distributions	(17,313)	(1,664)

Capital Share Transactions
Issuance of shares of common stock	348,287	88,652
Reinvestment of shareholders' distributions	7,241	526
Repurchased shares	(1,527)	—

Net Increase in Net Assets Resulting from Capital Share Transactions	354,001	89,178

Total Increase in Net Assets	349,127	89,082

Net Assets, at beginning of period	89,083	1

Net Assets, at end of period	$438,210	$89,083

(1)
For the year ended December 31, 2017, net investment income (loss), net realized gain (loss) and distributions in excess of net investment income have been consolidated for comparative purposes.

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation II

Consolidated Statements of Cash Flows

(Amounts in thousands)

	Years Ended December 31,
	2018	2017
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,439	$1,568
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, net	(811,551)	(68,206)
Proceeds from investments, net	148,225	2,263
Net change in unrealized (gain) loss on investments	3,262	(92)
Net realized (gain) loss on investments	(737)	(5)
Paid-in-kind interest	(221)	—
Net amortization of discount on investments	(1,654)	(96)
Amortization of debt issuance costs	998	53
Amortization of offering costs	3,933	96
Changes in operating assets and liabilities:
(Increase) decrease in Due from Adviser	167	(167)
(Increase) decrease in interest receivable	(3,074)	(288)
(Increase) decrease in prepaid expenses and other assets	(5,444)	(497)
Increase (decrease) in payable for investments purchased	8,270	2,443
Increase (decrease) in management fee payable	(375)	375
Increase (decrease) in payables to affiliates	5,298	—
Increase (decrease) in accrued performance based incentive fees	(19)	19
Increase (decrease) in accrued expenses and other liabilities	1,114	856

Net cash used in operating activities	(639,369)	(61,678)

Cash Flows from Financing Activities
Borrowings on debt	467,000	60,589
Repayments of debt	(184,500)	(40,589)
Debt issuance costs	(2,264)	(2,489)
Proceeds from issuance of common shares	348,504	88,435
Distributions paid to shareholders	(10,072)	(1,138)
Repurchased shares	(1,527)	—

Net cash provided by financing activities	617,141	104,808

Net increase (decrease) in cash	(22,228)	43,130
Cash, beginning of period	43,131	1

Cash, end of period	$20,903	$43,131

Supplemental and Non-Cash Information
Interest paid during the period	$5,782	$47
Distributions declared during the period	$17,313	$1,664
Subscriptions receivable	$—	$217
Reinvestment of distributions during the period	$7,241	$526

The accompanying notes are an integral part of these consolidated financial statements.

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements

Note 1. Organization and Principal Business

        Owl Rock Capital Corporation II (the "Company") is a Maryland corporation formed on October 15, 2015. The Company's investment objective is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. The Company's investment strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle market companies. The Company invests in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity-related securities which includes common and preferred stock, securities convertible into common stock, and warrants. The Company may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. Once the Company raises sufficient capital, the target credit investments will typically have maturities between three and ten years and generally range in size between $10 million and $125 million, although the investment size will vary with the size of our capital base. Prior to raising sufficient capital, the Company may make a greater number of investments in syndicated loan opportunities than it otherwise would expect to make in the future.

        The Company has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, for tax purposes, the Company is treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Company has elected to be regulated as a BDC and qualifies as a RIC under the Code, the Company's portfolio is subject to diversification and other requirements.

        In April 2017, the Company commenced operations and made its first portfolio company investment. On March 15, 2017, the Company formed a wholly-owned subsidiary, OR Lending II LLC, a Delaware limited liability company, which holds a California finance lenders license. OR Lending II LLC originates loans to borrowers headquartered in California.

        The Company is managed by Owl Rock Capital Advisors LLC (the "Adviser"). The Adviser is an indirect subsidiary of Owl Rock Capital Partners LP ("Owl Rock Capital Partners"). The Adviser is registered with the Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Subject to the overall supervision of the Company's Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, the Company.

        The Company is conducting a continuous public offering for up to 264,000,000 shares of its common stock. On September 30, 2016, the Adviser purchased 100 shares of the Company's common stock at $9.00 per share, which represented the initial public offering price of $9.47 per share, net of combined upfront selling commissions and dealer manager fees. The Adviser will not tender these shares for repurchase as long as the Adviser remains the Company's investment adviser. There is no current intention for the Adviser to discontinue in its role. On April 4, 2017, the Company received subscription agreements totaling $10.0 million for the purchase of shares of its common stock from a private placement from certain individuals and entities affiliated with the Adviser. Pursuant to the terms of those subscription agreements, the individuals and entities affiliated with the Adviser agreed to pay for such shares of common stock upon demand by one of the Company's executive officers. On April 4, 2017, the Company sold 277,778 shares pursuant to such subscription agreements and met the minimum offering requirement for its continuous public offering of $2.5 million. The purchase price of these shares sold in the private placement was $9.00 per share, which represented the initial public

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 1. Organization and Principal Business (Continued)

offering price of $9.47 per share, net of selling commissions and dealer manager fees. Since meeting the minimum offering requirement and commencing its continuous public offering and through December 31, 2018, the Company has issued 48,173,275 shares of its common stock for gross proceeds of approximately $449.0 million, including seed capital contributed by its Adviser in September 2016 and approximately $10.0 million in gross proceeds raised in the private placement from certain individuals and entities affiliated with Owl Rock Capital Advisors. As of February 27, 2019, the Company has issued 55,047,733 shares of its common stock and has raised total gross proceeds of approximately $512.7 million, including seed capital contributed by its Adviser in September 2016 and approximately $10 million in gross proceeds raised from certain individuals and entities affiliated with Owl Rock Capital Advisors LLC.

        The Company's board of directors (the "Board") expects to contemplate a liquidity event for the Company's shareholders three to four years after the completion of the continuous public offering. The Company will consider the offering period to be complete as of the termination date of the most recent public equity offering if the Company has not conducted a public equity offering in any continuous two year period. A liquidity event could include: (i) a listing of shares on a national securities exchange; (ii) a merger or another transaction approved by the Board in which shareholders will receive cash or shares of a publicly traded company; or (iii) a sale of all or substantially all of its assets either on a complete portfolio basis or individually followed by a liquidation to the Company and distribution of cash to its shareholders. A liquidity event may include a sale, merger or rollover transaction with one or more affiliated investment companies managed by the Adviser. A liquidity event involving a merger or sale of all or substantially all of the Company's assets would require the approval of its shareholders in accordance with the Company's charter. Certain types of liquidity events, such as one involving a listing of shares on a national securities exchange, would allow the Company to retain its investment portfolio intact. If the Company determines to list securities on a national securities exchange, the Company expects to, although is not required to, maintain its external management structure. If the Company has not consummated a liquidity event by the five-year anniversary of the completion of the offering, the Board will consider (subject to any necessary shareholder approvals and applicable requirements of the 1940 Act) liquidating the Company and distributing cash to its shareholders, and dissolving the Company in an orderly manner. The Board, as part of its ongoing duties, will review and evaluate any potential liquidity events and options as they become available and their favorability given current market conditions; however, there is no assurance that a liquidity event will be completed at any particular time or at all.

Note 2. Significant Accounting Policies

  Basis of Presentation

        The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Company is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services—Investment Companies. In the opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements, have been included. The Company's fiscal year ends on December 31.

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 2. Significant Accounting Policies (Continued)

  Use of Estimates

        The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates and such differences could be material.

  Cash

        Cash consists of deposits held at a custodian bank. Cash is carried at cost, which approximates fair value. The Company deposits its cash with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

  Investments at Fair Value

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

        Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of the Company's investments, are valued at fair value as determined in good faith by the Board, based on, among other things, the input of the Adviser, the Company's audit committee, and independent third-party valuation firm(s) engaged at the direction of the Board.

        As part of the valuation process, the Board takes into account relevant factors in determining the fair value of the Company's investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase or sale transaction, public offering or subsequent equity sale occurs, the Board considers whether the pricing indicated by the external event corroborates its valuation.

        The Board undertakes a multi-step valuation process, which includes, among other procedures, the following:

  •
  With respect to investments for which market quotations are readily available, those investments will typically be valued at the bid price of those market quotations;

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 2. Significant Accounting Policies (Continued)

  •
  With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser's valuation committee;

  •
  Preliminary valuation conclusions are documented and discussed with the Adviser's valuation committee. Agreed upon valuation recommendations are presented to the Audit Committee;

  •
  The Audit Committee reviews the valuation recommendations and recommends values for each investment to the Board; and

  •
  The Board reviews the recommended valuations and determines the fair value of each investment.

        The Company conducts this valuation process on a quarterly basis.

        The Company applies Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements ("ASC 820"), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurs. In addition to using the above inputs in investment valuations, the Company applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, the Company evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (such as broker quotes), the Company subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Company, or the independent valuation firm(s), reviews pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 2. Significant Accounting Policies (Continued)

to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.

  Interest and Dividend Income Recognition

        Interest income is recognized on the accrual basis and includes amortization of discounts or premiums. Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization of discounts or premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.

        Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management's judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2018, no investments are on non-accrual status.

        Dividend income on preferred equity securities is recognized on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

  Other Income

        From time to time, the Company may receive fees for services provided to portfolio companies. These fees are generally only available to the Company as a result of closing investments, are normally paid at the closing of the investments, are generally non-recurring, and are recognized as revenue when earned upon closing of the investment. The services that the Adviser provides vary by investment, but can include closing, work, diligence or other similar fees and fees for providing managerial assistance to our portfolio companies.

  Organization Expenses

        Costs associated with the organization of the Company are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Company.

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 2. Significant Accounting Policies (Continued)

  Offering Expenses

        Costs associated with the offering of common shares of the Company are capitalized as deferred offering expenses and are included in prepaid expenses and other assets in the Consolidated Statements of Assets and Liabilities and are amortized over a twelve-month period from incurrence. These expenses consist primarily of legal fees and other costs incurred in connection with the Company's continuous public offering of its common shares, the preparation of the Company's registration statement, and registration fees.

  Debt Issuance Costs

        The Company records origination and other expenses related to its debt obligations as deferred financing costs. These expenses are deferred and amortized over the life of the related debt instrument. Debt issuance costs are presented on the Consolidated Statements of Assets and Liabilities as a direct deduction from the debt liability. In circumstances in which there is not an associated debt liability amount recorded in the consolidated financial statements when the debt issuance costs are incurred, such debt issuance costs will be reported on the Consolidated Statements of Assets and Liabilities as an asset until the debt liability is recorded.

  Reimbursement of Transaction-Related Expenses

        The Company may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are generally expected to be reimbursed by the Company's portfolio companies, are typically deferred until the transaction is consummated and are recorded in prepaid expenses and other assets on the date incurred. The costs of successfully completed investments not otherwise reimbursed are borne by the Company and are included as a component of the investment's cost basis.

        Cash advances received in respect of transaction-related expenses are recorded as cash with an offset to accrued expenses and other liabilities. Accrued expenses and other liabilities are relieved as reimbursable expenses are incurred.

  Income Taxes

        The Company has elected to be treated as a BDC under the 1940 Act. The Company has elected to be treated as a RIC under the Code beginning with the taxable year ended December 31, 2017 and intends to qualify as a RIC for the taxable year ending December 31, 2018. So long as the Company maintains its tax treatment as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Instead, any tax liability related to income earned and distributed by the Company represents obligations of the Company's investors and will not be reflected in the consolidated financial statements of the Company.

        To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must distribute to its shareholders, for each taxable year, at least 90% of its "investment company taxable income" for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses. In order for the Company not to

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 2. Significant Accounting Policies (Continued)

be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.

        The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. There were no material uncertain income tax positions for the years ended December 31, 2018 and 2017. The 2015 through 2017 tax years remain subject to examination by U.S. federal, state and local authorities.

  Distributions to Common Shareholders

        Distributions to common shareholders are recorded on the record date. The amount to be distributed is determined by the Board and is generally based upon the earnings estimated by the Adviser. Net realized long-term capital gains, if any, would be generally distributed at least annually, although the Company may decide to retain such capital gains for investment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of any cash distributions on behalf of shareholders who have "opted in" to the dividend reinvestment plan. As a result, if the Board authorizes and declares a cash distribution, then the shareholders who have "opted in" to the dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash distribution. The Company expects to use newly issued shares to implement the dividend reinvestment plan.

  Consolidation

        As provided under Regulation S-X and ASC Topic 946—Financial Services—Investment Companies, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the accounts of the Company's wholly-owned subsidiaries in its consolidated financial statements. All significant intercompany balances and transactions have been eliminated in consolidation.

  New Accounting Pronouncements

      Revenue Recognition

        In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 2. Significant Accounting Policies (Continued)

Recognition (Topic 605). Under the updated guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2018, including interim periods within that reporting period.

        In March 2016, the FASB issued ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations, which clarifies the guidance in ASU No. 2014-09 and has the same effective date as the original standard.

        In April 2016, the FASB issued ASU No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, an update on identifying performance obligations and accounting for licenses of intellectual property.

        In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, which includes amendments for enhanced clarification of the guidance.

        In December 2016, the FASB issued ASU No. 2016-20, Technical Corrections and Improvements to Revenue from Contracts with Customers (Topic 606), the amendments in this update are of a similar nature to the items typically addressed in the technical corrections and improvements project.

      Receivables

        In March 2017, the FASB issued ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU No. 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU No. 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018.

      Fair Valuation

        In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Subtopic 820): Changes to the Disclosure Requirements for Fair Value Measurement, an update to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by U.S. GAAP. The amendments in ASU No. 2018-13 are effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period.

        The application of the aforementioned updated guidance is not expected to have a material impact on the Company's consolidated financial statements. In addition, Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying consolidated financial statements.

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 3. Agreements and Related Party Transactions

  Administration Agreement

        On February 6, 2017, the Company entered into an Administration Agreement (the "Administration Agreement") with the Adviser. Under the terms of the Administration Agreement, the Adviser performs, or oversees the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses, and the performance of administrative and professional services rendered by others.

        The Administration Agreement also provides that the Company reimburses the Adviser for certain organization costs incurred prior to the commencement of the Company's operations, and for certain offering costs.

        The Company reimburses the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Adviser for any services performed for it by such affiliate or third party.

        For the years ended December 31, 2018 and 2017, the Company incurred expenses of approximately $1.0 million and $0.8 million, respectively, for costs and expenses reimbursable to the Adviser under the terms of the Administration Agreement.

        Unless earlier terminated as described below, the Administration Agreement will remain in effect until February 6, 2019 and from year to year thereafter if approved annually by (1) the vote of the Company's Board, or by the vote of a majority of its outstanding voting securities, and (2) the vote of a majority of the Company's directors who are not "interested persons" of the Company, of the Adviser or of any of their respective affiliates, as defined in the 1940 Act. The Administration Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of the Board or by the Adviser.

        No person who is an officer, director, or employee of the Adviser or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser or its affiliates to the Company's Chief Compliance Officer, Chief Financial Officer and their respective staffs (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.

  Investment Advisory Agreement

        On February 6, 2017, the Company entered into an Investment Advisory Agreement (as amended through the date hereof, the "Investment Advisory Agreement") with the Adviser, which became effective on April 4, 2017, the date the Company met the minimum offering requirement. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the Company's business and activities, including sourcing investment opportunities, conducting research, performing

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 3. Agreements and Related Party Transactions (Continued)

diligence on potential investments, structuring its investments, and monitoring its portfolio companies on an ongoing basis through a team of investment professionals.

        The Adviser's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

        Under the terms of the Investment Advisory Agreement, the Company will pay the Adviser a base management fee and may also pay a performance based incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the Company's shareholders.

        The management fee is payable quarterly in arrears. The management fee is payable at an annual rate of 1.75% of the average value of the Company's gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts at the end of the Company's two most recently completed calendar quarters. The management fee for any partial quarter is appropriately prorated. The determination of gross assets will reflect changes in the fair value of the Company's portfolio investments. The fair value of derivatives and swaps held in the Company's portfolio, which will not necessarily equal the notional value of such derivatives and swaps, will be included in the calculation of gross assets.

        For the years ended December 31, 2018 and 2017, the Company incurred management fees (gross of waivers) of approximately $6.5 million and $0.4 million, respectively.

        The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee will be based on the Company's pre-incentive fee net investment income and a portion will be based on the Company's capital gains. The portion of the incentive fee based on pre-incentive fee net investment income is determined and paid quarterly in arrears and equals (a) 100% of the pre-incentive fee net investment income between 1.5% quarterly preferred return, and 1.875%, referred to as the upper level breakpoint, of adjusted capital, plus (b) 20% of pre-incentive fee net investment income in excess of 1.875% of adjusted capital. Adjusted capital is defined as cumulative proceeds generated from sales of our common stock, including proceeds from our distribution reinvestment plan, net of sales load (upfront selling commissions and upfront dealer manager fees) reduced for (i) distributions paid to our shareholders that represent a return of capital on a tax basis and (ii) amounts paid for share repurchases pursuant to our share repurchase program, if any, measured as of the end of the immediately preceding calendar quarter. The quarterly preferred return of 1.5% and upper level breakpoint of 1.875% are also adjusted for the actual number of days in each calendar quarter.

        For the year ended December 31, 2018, the Company incurred performance based incentive fees (gross of waivers) based on net investment income of $2.3 million. For the year ended December 31, 2017, the Company did not incur performance based incentive fees (gross of waivers) based on net investment income.

        The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears, and equals 20% of cumulative realized capital gains from inception through the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation on a cumulative basis from inception through the end of such calendar year, less the aggregate amount of any previously paid capital gains incentive fee for prior periods. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 3. Agreements and Related Party Transactions (Continued)

        While the Investment Advisory Agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to the interpretation of the American Institute for Certified Public Accountants Technical Practice Aid for investment companies, the Company accrues capital gains incentive fees on unrealized gains. This accrual reflects the incentive fees that would be payable to the Adviser if the Company's entire investment portfolio was liquidated at its fair value as of the balance sheet date even though the Adviser is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

        For the year ended December 31, 2018, the Company recognized a reduction in performance based incentive fees (gross of waivers) based on capital gains of $19 thousand. For the year ended December 31, 2017, the company accrued performance based incentive fees (gross of waivers) based on capital gains of $19 thousand.

        On June 8, 2018, the Adviser agreed, at all times prior to the date of the closing of a liquidity event, and beginning on April 1, 2018, to waive (A) any portion of the management fee that is in excess of 1.50% of our gross assets, excluding cash but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters, calculated in accordance with the Investment Advisory Agreement, (B) any portion of the incentive fee on net investment income that is in excess of 17.5% of our pre-incentive fee net investment income, which shall be calculated in accordance with the Investment Advisory Agreement but based on a quarterly preferred return of 1.50% per quarter and an upper level breakpoint of 1.818%, and (C) any portion of the incentive fee on capital gains that is in excess of 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of such calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis, minus the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP. Any portion of the management fee, incentive fee on net investment income and incentive fee on capital gains waived shall not be subject to recoupment.

        On February 27, 2019, the Adviser agreed to waive 100% of the incentive fee on net investment income for the year ended December 31, 2018, as calculated in accordance with U.S. GAAP. Any portion of the incentive fee on net investment income waived shall not be subject to recoupment.

        Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive up to 1.5% of gross offering proceeds raised in the continuous public offering until all organization and offering costs paid by the Adviser or its affiliates have been recovered. The offering expenses consist of corporate and organizational expenses relating to offerings of shares of common stock, subject to limitations included in the Investment Advisory Agreement; the cost of calculating the Company's net asset value, including the cost of any third-party valuation services; the cost of effecting any sales and repurchases of the common stock and other securities; fees and expenses payable under any dealer manager agreements, if any; debt service and other costs of borrowings or other financing arrangements; costs of hedging; expenses, including travel expense, incurred by the Adviser, or members of the Investment Team, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing the Company's rights; escrow agent, transfer agent and custodial fees and expenses; fees and expenses associated with marketing efforts; federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies; federal, state and local taxes; independent directors' fees and expenses, including certain travel expenses; costs of preparing financial statements and maintaining books and records and filing reports or other

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 3. Agreements and Related Party Transactions (Continued)

documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees, listing fees and licenses, and the compensation of professionals responsible for the preparation of the foregoing; the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs); the costs of any shareholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters; commissions and other compensation payable to brokers or dealers; research and market data; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone and staff; fees and expenses associated with independent audits, outside legal and consulting costs; costs of winding up; costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Company's assets for tax or other purposes; extraordinary expenses (such as litigation or indemnification); and costs associated with reporting and compliance obligations under the Advisers Act and applicable federal and state securities laws. Notwithstanding anything to the contrary contained herein, the Company shall reimburse the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser (or its affiliates) to the Company's Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to the business affairs of the Company). Any such reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates. The Adviser is responsible for the payment of the Company's organization and offering expenses to the extent that these expenses exceed 1.5% of the aggregate gross offering proceeds, without recourse against or reimbursement by the Company.

        For the years ended December 31, 2018 and 2017, subject to the 1.5% organization and offering cost cap, the Company accrued initial organization and offering expenses of $5.4 million and $0.9 million, respectively.

        Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until April 4, 2020 and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, by a majority of independent directors who are not "interested persons" of the Company as defined in the 1940 Act.

        The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of any penalty, the Company may terminate the Investment Advisory Agreement with the Adviser upon 60 days' written notice and a majority vote of the directors who are not "interested persons" of the Company or the shareholders holding a majority (as defined under the 1940 Act) of the outstanding shares of our common stock. In addition, without payment of any penalty, the Adviser may only be able to terminate the Investment Advisory Agreement upon 120 days' written notice.

        From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 3. Agreements and Related Party Transactions (Continued)

  Affiliated Transactions

        The Company may be prohibited under the 1940 Act from participating in certain transactions with its affiliates without prior approval of the directors who are not interested persons, and in some cases, the prior approval of the SEC. The Company, the Adviser and certain of their affiliates have been granted exemptive relief by the SEC for the Company to co-invest with other funds managed by the Adviser or certain of its affiliates, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, the Company generally is permitted to co-invest with certain of its affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of the Board make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Company and its shareholders and do not involve overreaching of the Company or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Company's shareholders and is consistent with its investment objective and strategies, and (3) the investment by its affiliates would not disadvantage the Company, and the Company's participation would not be on a basis different from or less advantageous than that on which its affiliates are investing. The Adviser is under common control with Owl Rock Technology Advisors LLC ("ORTA") and Owl Rock Capital Private Fund Advisors LLC ("ORCPFA"), which are also investment advisers and indirect subsidiaries of Owl Rock Capital Partners. The Adviser, ORTA, ORCPFA and Owl Rock Capital Partners are referred to, collectively, as "Owl Rock". Owl Rock's investment allocation policy seeks to ensure the equitable allocation of investment opportunities between the Company, Owl Rock Capital Corporation, a BDC advised by the Adviser, Owl Rock Technology Finance Corp., a BDC advised by ORTA, and/or other funds managed by the Adviser or its affiliates. As a result of exemptive relief, there could be significant overlap in the Company's investment portfolio and the investment portfolios of Owl Rock Capital Corporation, Owl Rock Technology Finance Corp. and/or other portfolio funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.

  Dealer Manager Agreement

        On February 8, 2017, the Company entered into a Dealer Manager Agreement (the "Dealer Manager Agreement") with Owl Rock Capital Securities LLC ("Owl Rock Securities"), an affiliate of the Adviser. Under the terms of the Dealer Manager Agreement, Owl Rock Securities serves as the dealer manager for the Company's public offering of its shares of common stock. As dealer manager, Owl Rock Securities will earn a maximum sales load of up to 5.0% of the price per share for combined upfront selling commissions and dealer manager fees, a portion or all of which may be reallowed to selling broker-dealers. In connection with purchases of shares pursuant to our distribution reinvestment plan, the upfront selling commissions and dealer manager fees will not be paid.

        Owl Rock Securities is an affiliate of Owl Rock Capital Partners LP and will not make an independent review of the Company or it continuous public offering. This relationship may create conflicts in connection with the dealer manager's due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in the Company's prospectus for accuracy and completeness, due to its affiliation with the Adviser, no independent review of the Company will be made in connection with the distribution of its shares.

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 3. Agreements and Related Party Transactions (Continued)

        Owl Rock Securities is a broker-dealer registered with the SEC, a member of the Financial Industry Regulatory Authority and a member of the Securities Investor Protection Corporation.

        The Dealer Manager Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Company's directors who are not "interested persons", as defined in the 1940 Act, of the Company and who have no direct or indirect financial interest in the operation of the Company's distribution plan or the Dealer Manager Agreement or by vote of a majority of the outstanding voting securities of the Company, on not more than 60 days' written notice to Owl Rock Securities and the Adviser. The Dealer Manager Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

  Expense Support and Conditional Reimbursement Agreement

        On February 6, 2017, the Company entered into an Expense Support and Conditional Reimbursement Agreement (the "Expense Support Agreement") with the Adviser, the purpose of which is to ensure that no portion of the Company's distributions to shareholders will represent a return of capital for tax purposes. The Expense Support Agreement became effective as of April 4, 2017, the date that the Company met the minimum offering requirement.

        On a quarterly basis, the Adviser reimburses the Company for "Operating Expenses" (as defined below) in an amount equal to the excess of the Company's cumulative distributions paid to the Company's shareholders in each quarter over "Available Operating Funds" (as defined below) received by the Company on account of its investment portfolio during such quarter. Any payments required to be made by the Adviser pursuant to the preceding sentence are referred to herein as an "Expense Payment".

        Pursuant to the Expense Support Agreement, "Operating Expenses" means all of the Company's operating costs and expenses incurred, as determined in accordance with U.S. GAAP for investment companies. "Available Operating Funds" means the sum of (i) the Company's estimated investment company taxable income (including realized net short-term capital gains reduced by realized net long-term capital losses), (ii) the Company's realized net capital gains (including the excess of realized net long-term capital gains over realized net short-term capital losses) and (iii) dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies, if any (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

        The Adviser's obligation to make an Expense Payment will automatically become a liability of the Adviser and the right to such Expense Payment will be an asset of the Company on the last business day of the applicable quarter. The Expense Payment for any quarter will be paid by the Adviser to the Company in any combination of cash or other immediately available funds, and/or offset against amounts due from the Company to the Adviser no later than the earlier of (i) the date on which the Company closes its books for such quarter, or (ii) forty-five days after the end of such quarter.

        Following any quarter in which Available Operating Funds exceed the cumulative distributions paid by the Company in respect of such quarter (the amount of such excess being hereinafter referred to as "Excess Operating Funds"), the Company will pay such Excess Operating Funds, or a portion thereof, in accordance with the stipulations below, as applicable, to the Adviser, until such time as all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 3. Agreements and Related Party Transactions (Continued)

quarter have been reimbursed. Any payments required to be made by the Company are referred to as a "Reimbursement Payment".

        The amount of the Reimbursement Payment for any quarter shall equal the lesser of (i) the Excess Operating Funds in respect of such quarter and (ii) the aggregate amount of all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such quarter that have not been previously reimbursed by the Company to the Adviser. The payment will be reduced to the extent that such Reimbursement Payments, together with all other Reimbursement Payments paid during the fiscal year, would cause Other Operating Expenses defined as the Company's total Operating Expenses, excluding base management fees, incentive fees, organization and offering expenses, distribution and shareholder servicing fees, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses (on an annualized basis and net of any Expense Payments received by the Company during the fiscal year) to exceed the lesser of: (i) 1.75% of the Company's average net assets attributable to the shares of the Company's common stock for the fiscal year-to-date period after taking such Expense Payments into account; and (ii) the percentage of the Company's average net assets attributable to shares of the Company's common stock represented by Other Operating Expenses during the fiscal year in which such Expense Payment was made (provided, however, that this clause (ii) shall not apply to any Reimbursement Payment which relates to an Expense Payment made during the same fiscal year).

        No Reimbursement Payment for any quarter will be made if: (1) the "Effective Rate of Distributions Per Share" (as defined below) declared by the Company at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) the Company's "Operating Expense Ratio" (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. Pursuant to the Expense Support Agreement, "Effective Rate of Distributions Per Share" means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any. The "Operating Expense Ratio" is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to Adviser, and interest expense, by the Company's net assets.

        The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. The Company or the Adviser may terminate the Expense Support Agreement at any time, with or without notice. The Expense Support Agreement will automatically terminate in the event of (a) the termination of the Investment Advisory Agreement, or (b) the Board of the Company making a determination to dissolve or liquidate the Company. Upon termination of the Expense Support Agreement, the Company will be required to fund any Expense Payments, subject to the aforementioned requirements per the Expense Support Agreement, that have not been reimbursed by the Company to the Adviser.

        As of December 31, 2018, the amount of Expense Support Payments provided by the Adviser since inception is $5.6 million. During the year ended December 31, 2018, the Company recorded obligations to repay expense support from the Adviser of $1.3 million. During the year ended December 31, 2017,

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 3. Agreements and Related Party Transactions (Continued)

the Company did not repay expense support to the Adviser. The Company may or may not reimburse remaining expense support in the future.

        The following table presents a summary of all expenses supported, and recouped, by the Adviser for each of the following three month periods in which the Company received Expense Support from the Adviser and the associated dates through which such expenses may be subject to reimbursement from the Company pursuant to the Expense Support Agreement:

For the Quarter Ended	Amount of Expense Support	Recoupment of Expense Support	Unreimbursed Expense Support	Effective Rate of Distribution per Share(1)	Reimbursement Eligibility Expiration	Lesser of Other Operating Expense Ratio or 1.75%(2)
($ in thousands)
June 30, 2017	$1,061	$1,061	$—	7.0%	June 30, 2020	1.75%
September 30, 2017	1,023	258	765	7.0%	September 30, 2020	1.75%
December 31, 2017	856	—	856	7.0%	December 31, 2020	1.75%
March 31, 2018	1,871	—	1,871	6.9%	March 31, 2021	1.75%
June 30, 2018	775	—	775	6.9%	June 30, 2021	1.75%

Total	$5,586	$1,319	$4,267

(1)
The effective rate of distribution per share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable period (which is calculated by annualizing the regular weekly cash distributions per share as of such date without compounding), divided by the Company's gross offering price per share as of such date.

(2)
Represents the lesser of Other Operating Expenses or 1.75% of average net assets.

  License Agreement

        The Company has entered into a license agreement (the "License Agreement"), pursuant to which an affiliate of Owl Rock Capital Partners LP has granted the Company a non-exclusive license to use the name "Owl Rock." Under the License Agreement, the Company has a right to use the Owl Rock name for so long as the Adviser or one of its affiliates remains the Company's investment adviser. Other than with respect to this limited license, the Company will have no legal right to the "Owl Rock" name or logo.

  Promissory Note

        On May 18, 2017, the Board authorized the Company, as Borrower, to enter into a series of promissory notes (the "Promissory Notes") with the Adviser. See Note 6 "Debt".

Note 4. Investments

        Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company's outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in "affiliated" companies. In addition, under the 1940 Act, the Company is required to separately identify

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 4. Investments (Continued)

investments where it owns more than 25% of a portfolio company's outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in "controlled" companies. Under the 1940 Act, "non-affiliated investments" are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Company's non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the consolidated schedule of investments. The information in the tables below is presented on an aggregate portfolio basis, without regard to whether they are non-controlled non-affiliated, non-controlled affiliated or controlled affiliated investments.

        Investments at fair value and amortized cost consisted of the following as of December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$599,832	$598,222	$39,130	$39,173
Second-lien senior secured debt investments	108,470	107,717	26,537	26,586
Unsecured debt investments	22,000	21,218	—	—
Equity investments	1,679	1,655	377	377

Total Investments	$731,981	$728,812	$66,044	$66,136

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 4. Investments (Continued)

        The industry composition of investments based on fair value as of December 31, 2018 and 2017 was as follows:

	December 31, 2018	December 31, 2017
Advertising and media	6.0%	—%
Aerospace and defense	6.7	—
Automotive	3.1	—
Buildings and real estate	3.9	9.7
Business services	5.8	3.5
Chemicals	2.5	—
Consumer products	0.1	1.5
Containers and packaging	1.5	14.8
Distribution	7.0	5.9
Education	3.0	—
Energy equipment and services	1.4	2.6
Financial services	2.0	12.7
Food and beverage	8.1	—
Healthcare providers and services	5.5	11.4
Healthcare technology	1.5	—
Household products	0.6	9.7
Human resource support services	—	0.7
Infrastructure and environmental services	1.1	—
Internet software and services	8.7	1.4
Leisure and entertainment	3.3	8.8
Manufacturing	1.2	6.9
Oil and gas	4.3	8.0
Professional services	12.7	—
Specialty retail	3.7	—
Telecommunications	2.1	—
Transportation	4.2	2.4

Total	100.0%	100.0%

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 4. Investments (Continued)

        The geographic composition of investments based on fair value as of December 31, 2018 and 2017 was as follows:

	December 31, 2018	December 31, 2017
United States:
Midwest	22.6%	20.7%
Northeast	20.5	17.0
South	31.4	38.0
West	21.4	14.5
Belgium	2.2	7.7
United Kingdom	1.9	2.1

Total	100.0%	100.0%

Note 5. Fair Value of Investments

  Investments

        The following tables present the fair value hierarchy of investments as of December 31, 2018 and December 31, 2017:

	Fair Value Hierarchy as of December 31, 2018
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$10,446	$587,776	$598,222
Second-lien senior secured debt investments	—	—	107,717	107,717
Unsecured debt investments	—	21,218	—	21,218
Equity investments	—	—	1,655	1,655

Total Investments	$—	$31,664	$697,148	$728,812

	Fair Value Hierarchy as of December 31, 2017
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$—	$39,173	$39,173
Second-lien senior secured debt investments	—	—	26,586	26,586
Equity investments	—	—	377	377

Total Investments	$—	$—	$66,136	$66,136

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 5. Fair Value of Investments (Continued)

        The following tables present changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the years ended December 31, 2018 and 2017:

	As of and for the Year Ended December 31, 2018
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Equity investments	Total
Fair value, beginning of period	$39,173	$26,586	$377	$66,136
Purchases of investments, net(2)	624,849	117,229	1,679	743,757
Proceeds from investments, net	(75,812)	(35,776)	(921)	(112,509)
Net change in unrealized gain (loss) on investments	(1,656)	(802)	(24)	(2,482)
Net realized gain (loss) on investments	3	54	544	601
Net amortization of discount on investments	1,219	426	—	1,645
Transfers into (out of) Level 3(1)	—	—	—	—

Fair value, end of period	$587,776	$107,717	$1,655	$697,148

(1)
Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

(2)
Purchases may include payment-in-kind ("PIK").

	As of and for the Year Ended December 31, 2017
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Equity investments	Total
Fair value, beginning of period	$—	$—	$—	$—
Purchases of investments, net	40,305	26,522	377	67,204
Proceeds from investments, net	(1,257)	—	—	(1,257)
Net change in unrealized gain (loss) on investments	43	49	—	92
Net realized gain (loss) on investments	6	(1)	—	5
Net amortization of discount on investments	76	16	—	92
Transfers into (out of) Level 3(1)	—	—	—	—

Fair value, end of period	$39,173	$26,586	$377	$66,136

(1)
Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 5. Fair Value of Investments (Continued)

        The following table presents information with respect to the net change in unrealized gains on investments for which Level 3 inputs were used in determining the fair value that are still held by the Company for the years ended December 31, 2018 and 2017:

($ in thousands)	Net change in unrealized gain (loss) for the Year Ended December 31, 2018 on Investments Held at December 31, 2018	Net change in unrealized gain (loss) for the Year Ended December 31, 2017 on Investments Held at December 31, 2017
First-lien senior secured debt investments	$(1,654)	$43
Second-lien senior secured debt investments	(782)	49
Equity investments	(24)	—

Total Investments	$(2,460)	$92

        The following tables present quantitative information about the significant unobservable inputs of the Company's Level 3 investments as of December 31, 2018 and 2017. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company's determination of fair value.

	As of December 31, 2018
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments(1)	$117,707	Recent Transaction	Transaction Price	97.3% - 99.8% (98.7%)	Increase
	426,518	Yield Analysis	Market Yield	6.4% - 13.9% (10.1%)	Decrease
Second-lien senior secured debt investments	107,717	Yield Analysis	Market Yield	10.7% - 12.4% (11.7%)	Decrease
Equity investments	$30	Market Approach	EBITDA Multiple	7.25x	Increase
	1,625	Recent Transaction	Transaction Price	1.0	Increase

(1)
Excludes investments with an aggregate fair value amounting to $43,551, which the Company valued using indicative bid prices obtained from brokers.

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 5. Fair Value of Investments (Continued)

	As of December 31, 2017
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$18,913	Recent Transaction	Transaction Price	93.0 - 98.0 (96.5)	Increase
	20,260	Yield Analysis	Market Yield	6.4% - 10.9% (9.9%)	Decrease
Second-lien senior secured debt investments	$16,203	Recent Transaction	Transaction Price	98.0 - 99.0 (98.4)	Increase
	10,383	Yield Analysis	Market Yield	11.4% - 16.6% (13.1%)	Decrease
Equity investments	$377	Recent Transaction	Transaction Price	1.0	Increase

        The Company typically determines the fair value of its performing Level 3 debt investments utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to the expected life, portfolio company performance since close, and other terms and risks associated with an investment. Among other factors, a determinant of risk is the amount of leverage used by the portfolio company relative to its total enterprise value, and the rights and remedies of the Company's investment within the portfolio company's capital structure.

        Significant unobservable quantitative inputs typically used in the fair value measurement of the Company's Level 3 debt investments primarily include current market yields, including relevant market indices, but may also include quotes from brokers, dealers, and pricing services as indicated by comparable investments. For the Company's Level 3 equity investments, a market approach, based on comparable publicly-traded company and comparable market transaction multiples of revenues, EBITDA, or some combination thereof and comparable market transactions typically would be used.

  Financial Instruments Not Carried at Fair Value

        The fair value of the Company's credit facilities, which are categorized as Level 3 within the fair value hierarchy as of December 31, 2018 and 2017, approximates their carrying value. The carrying amount of the Company's assets and liabilities, other than investments at fair value, approximate fair value due to their short maturities.

Note 6. Debt

        In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% (or 150% if certain conditions are met) after such borrowing. The Company's asset coverage was 240% and 497% as of December 31, 2018 and 2017, respectively.

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 6. Debt (Continued)

        Debt obligations consisted of the following as of December 31, 2018 and 2017:

	December 31, 2018
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
SPV Asset Facility	$400,000	$302,500	$26,352	$298,798
Promissory Note	35,000	—	35,000	—

Total Debt	$435,000	$302,500	$61,352	$298,798

(1)
The amount available reflects any limitations related to each credit facility's borrow base.

(2)
The carrying value of the Company's SPV Asset Facility is presented net of deferred unamortized debt issuance costs of $3.7 million.

	December 31, 2017
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
SPV Asset Facility	$200,000	$20,000	$32,156	$17,564
Promissory Note	15,000	—	15,000	—

Total Debt	$215,000	$20,000	$47,156	$17,564

(1)
The amount available reflects any limitations related to each credit facility's borrow base.

(2)
The carrying value of the Company's SPV Asset Facility is presented net of deferred unamortized debt issuance costs of $2.4 million.

        For the years ended December 31, 2018 and 2017, the components of interest expense were as follows:

	Years Ended December 31,
($ in thousands)	2018	2017(1)
Interest expense	$6,320	$72
Amortization of debt issuance costs	998	$53

Total Interest Expense	$7,318	$125

Average interest rate	4.9%	4.6%
Average daily borrowings	$128,327	$2,487

(1)
Averages reflect the period from May 18, 2017, the date of agreement, through December 31, 2017.

  SPV Asset Facility

        On December 1, 2017 (the "Closing Date"), ORCC II Financing LLC and OR Lending II LLC (collectively, the "Subsidiaries"), each a Delaware limited liability company and a wholly-owned

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 6. Debt (Continued)

subsidiary of the Company, entered into a Credit Agreement (the "SPV Asset Facility"). Parties to the SPV Asset Facility include ORCC II Financing LLC and OR Lending II LLC, as Borrowers, and the lenders from time to time parties thereto (the "Lenders"), Goldman Sachs Bank USA as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company as Collateral Administrator and Collateral Agent and Cortland Capital Market Services LLC as Collateral Custodian. On July 31, 2018, the parties to the SPV Asset Facility amended the SPV Asset Facility and the related transaction documents (the "SPV Facility Amendment No. 1") to increase the maximum principal amount of the SPV Asset Facility, extend the reinvestment period and scheduled maturity of the SPV Asset Facility, reduce the spread over LIBOR payable on the drawn amount of the SPV Asset Facility and make certain other changes relating to the calculation of the borrowing base, the fees payable to Goldman Sachs Bank USA as Administrative Agent and the potential syndication of the SPV Asset Facility. In connection with the SPV Facility Amendment No. 1, the Subsidiaries entered into a cooperation agreement with Goldman Sachs Bank USA to cooperate to make certain additional changes to the terms of the SPV Asset Facility to facilitate obtaining a credit rating of the SPV Asset Facility from a rating agency. If the Subsidiaries do not satisfy their obligations under this cooperation agreement then, subject to certain conditions and restrictions, Goldman Sachs Bank USA may increase the interest amount payable under the SPV Asset Facility until the Subsidiaries satisfy such obligations.

        The summary below reflects the terms of the SPV Asset Facility as amended by SPV Facility Amendment No. 1 and SPV Facility Amendment No. 2.

        From time to time, the Company sells and contributes certain investments to ORCC II Financing LLC pursuant to a Sale and Contribution Agreement by and between the Company and ORCC II Financing LLC. No gain or loss will be recognized as a result of these contributions. Proceeds from the SPV Asset Facility have been and will be used to finance the origination and acquisition of eligible assets by the Subsidiaries, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by the Subsidiaries through its ownership of the Subsidiaries. The maximum principal amount of the SPV Asset Facility is $400 million; the availability of this amount is subject to a borrowing base test, which is based on the amount of the Subsidiaries' assets from time to time, and satisfaction of certain conditions, including certain concentration limits.

        The SPV Asset Facility provides for a reinvestment period of up to four years after the Closing Date (the "Commitment Termination Date"). Prior to the Commitment Termination Date, proceeds received by the Subsidiaries from interest, dividends, or fees on assets must be used to pay expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. Proceeds received from principal on assets prior to the Commitment Termination Date must be used to make quarterly payments of principal on outstanding borrowings. Following the Commitment Termination Date, proceeds received by the Subsidiaries from interest and principal on collateral assets must be used to make quarterly payments of principal on outstanding borrowings. Subject to certain conditions, between quarterly payment dates prior to and after the Commitment Termination Date, excess interest proceeds and principal proceeds may be released to the Subsidiaries to make distributions to the Company.

        The SPV Asset Facility will mature on November 30, 2022. Amounts drawn bear interest at LIBOR plus a 2.25% spread and after a ramp-up period, the spread is also payable on any undrawn amounts. The SPV Asset Facility contains customary covenants, including certain financial maintenance

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 6. Debt (Continued)

covenants, limitations on the activities of the Subsidiaries, including limitations on incurrence of incremental indebtedness, and customary events of default. The SPV Asset Facility is secured by a perfected first priority security interest in the Company's equity interests in the Subsidiaries and in the assets of the Subsidiaries and on any payments received by the Subsidiaries in respect of those assets. Upon the occurrence of certain value adjustment events relating to the assets securing the SPV Asset Facility, the Subsidiaries will also be required to provide certain cash collateral. Assets pledged to the Lenders will not be available to pay the debts of the Company.

        Borrowings of the Subsidiaries are considered the Company's borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

        In connection with the SPV Asset Facility, the Company entered into a Non-Recourse Carveout Guaranty Agreement with State Street Bank and Trust Company, on behalf of certain secured parties, and Goldman Sachs Bank USA. Pursuant to the Non-Recourse Carveout Guaranty Agreement, the Company guarantees certain losses, damages, costs, expenses, liabilities, claims and other obligations incurred in connection with certain instances of fraud or bad faith misrepresentation, material encumbrances of certain collateral, misappropriation of certain funds, certain transfers of assets, and the bad faith or willful breach of certain provisions of the SPV Asset Facility.

  Promissory Note

        On May 18, 2017, the Board authorized the Company, as borrower, to enter into a series of Promissory Notes with the Adviser, as lender, to borrow up to an aggregate of $10 million from the Adviser. On October 19, 2017, the Board increased the approved amount to an aggregate of $15 million. On March 2, 2018, the Board increased the approved amount to an aggregate of $20 million. On July 19, 2018, the Board increased the approved amount to an aggregate of $35 million. The borrower may re-borrow any amount repaid; however, there is no funding commitment between the Adviser and the Company.

        The interest rate on any such borrowing may be based on either the rate of interest for a LIBOR-Based Advance or the rate of interest for a Prime-Based Advance under the Loan and Security Agreement, dated as of February 22, 2017, as amended as of August 1, 2017 (as further amended or supplemented from time to time, the "Loan Agreement"), by and among the Lender, as borrower, and East West Bank.

        The unpaid principal balance of any Promissory Notes and accrued interest thereon is payable by the Company from time to time at the discretion of the Company but immediately due and payable upon 120 days written notice by the Adviser, and in any event due and payable in full no later than January 15, 2018. On November 7, 2017, the Board approved a modification to the Promissory Notes which extended the original maturity date to December 31, 2018. On November 6, 2018, the Board approved an additional modification to the Promissory Notes which further extended the maturity date to December 31, 2019. The Company intends to use the borrowed funds to leverage its current investment portfolio and to make investments in portfolio companies consistent with its investment strategies.

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 7. Commitments and Contingencies

  Portfolio Company Commitments

        From time to time, the Company may enter into commitments to fund investments. As of December 31, 2018 and 2017, the Company had the following outstanding commitments to fund investments in current portfolio companies:

Portfolio Company	Investment	December 31, 2018	December 31, 2017
($ in thousands)
AmSpec Services Inc.	First lien senior secured revolving loan	2,057	—
Aramsco, Inc.	First lien senior secured revolving loan	974	—
Associations, Inc.	First lien senior secured delayed draw term loan	3,226	—
Associations, Inc.	First lien senior secured revolving loan	1,000	—
Black Mountain Sand Eagle Ford LLC	First lien senior secured delayed draw term loan	4,500	—
Brigham Minerals, LLC	First lien senior secured delayed draw term loan	2,000	—
Brigham Minerals, LLC	First lien senior secured revolving loan	800	—
Carolina Beverage Group (fka Cold Spring Brewing Company)	First lien senior secured revolving loan	441	—
Cheese Acquisition, LLC	First lien senior secured delayed draw term loan	15,519	—
Cheese Acquisition, LLC	First lien senior secured revolving loan	2,273	—
CM7 Restaurant Holdings, LLC	First lien senior secured delayed draw term loan	318	—
CM7 Restaurant Holdings, LLC	First lien senior secured delayed draw term loan	1,136	—
Discovery DJ Services, LLC (dba Discovery Midstream Partners)	First lien senior secured revolving loan	—	377
Discovery DJ Services, LLC (dba Discovery Midstream Partners)	First lien senior secured delayed draw term loan	—	4,150
Douglas Products and Packaging Company LLC	First lien senior secured revolving loan	1,526	—
Endries Acquisition, Inc.	First lien senior secured delayed draw term loan	6,950	—
Endries Acquisition, Inc.	First lien senior secured revolving loan	2,250	—
Galls, LLC	First lien senior secured revolving loan	1,865	—
Galls, LLC	First lien senior secured delayed draw term loan	5,170	—
GC Agile Holdings Limited (dba Apex Fund Services)	First lien senior secured delayed draw term loan	5,962	—
GC Agile Holdings Limited (dba Apex Fund Services)	First lien senior secured multi-draw term loan	2,981	282
GC Agile Holdings Limited (dba Apex Fund Services)	First lien senior secured revolving loan	1,718	71
Genesis Acquisition Co. (dba Procare Software)	First lien senior secured delayed draw term loan	527	—

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 7. Commitments and Contingencies (Continued)

Portfolio Company	Investment	December 31, 2018	December 31, 2017
($ in thousands)
Genesis Acquisition Co. (dba Procare Software)	First lien senior secured revolving loan	293	—
Gerson Lehrman Group, Inc.	First lien senior secured revolving loan	2,602	—
Hometown Food Company	First lien senior secured revolving loan	471	—
Ideal Tridon Holdings, Inc.	First lien senior secured revolving loan	46	143
IQN Holding Corp. (dba Beeline)	First lien senior secured revolving loan	1,789	—
KSLB Holdings, LLC (dba Sara Lee Frozen Bakery)	First lien senior secured revolving loan	867	—
Lightning Midco, LLC (dba Vector Solutions)	First lien senior secured delayed draw term loan	2,498	—
Lightning Midco, LLC (dba Vector Solutions)	First lien senior secured revolving loan	1,724	—
LineStar Integrity Services LLC	First lien senior secured delayed draw term loan	4,167	—
Lytx, Inc.	First lien senior secured revolving loan	93	92
Manna Development Group, LLC	First lien senior secured revolving loan	531	—
Mavis Tire Express Services Corp.	Second lien senior secured delayed draw term loan	3,480	—
Motus, LLC and Runzheimer International LLC	First lien senior secured revolving loan	600	—
NMI Acquisitionco, Inc. (dba Network Merchants)	First lien senior secured revolving loan	29	85
PetVet Care Centers, LLC	First lien senior secured delayed draw term loan	—	102
Professional Plumbing Group, Inc.	First lien senior secured revolving loan	800	—
SABA Software, Inc.	First lien senior secured revolving loan	—	50
Swipe Acquisition Corporation (dba PLI)	First lien senior secured delayed draw term loan	2,069	—
TC Holdings, LLC (dba TrialCard)	First lien senior secured revolving loan	390	467
TC Holdings, LLC (dba TrialCard)	First lien senior secured delayed draw term loan	2,253	2,253
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)	First lien senior secured revolving loan	161	58
Troon Golf, L.L.C.	First lien senior secured revolving loan	574	574
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)	First lien senior secured revolving loan	660	—
Ultimate Baked Goods Midco, LLC	First lien senior secured revolving loan	565	—

Total Unfunded Portfolio Company Commitments		$89,855	$8,704

        The Company maintains sufficient capacity to cover outstanding unfunded portfolio company commitments that the Company may be required to fund.

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 7. Commitments and Contingencies (Continued)

  Organizational and Offering Costs

        The Adviser has incurred organization and offering costs on behalf of the Company in the amount of $6.9 million for the period from October 15, 2015 (Inception) to December 31, 2018, of which $6.7 million has been charged to the Company pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement and Administration Agreement, the Adviser is entitled to receive up to 1.5% of gross offering proceeds raised in the Company's continuous public offering until all organization and offering costs paid by the Adviser have been recovered.

        The Adviser has incurred organization and offering costs on behalf of the Company in the amount of $3.8 million for the period from October 15, 2015 (Inception) to December 31, 2017, of which $0.9 million has been charged to the Company pursuant to the Investment Advisory Agreement.

  Other Commitments and Contingencies

        From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of December 31, 2018, management was not aware of any pending or threatened litigation.

Note 8. Net Assets

  Share Issuances

        In connection with its formation, the Company has the authority to issue 300,000,000 common shares at $0.01 per share par value. Pursuant to the Company's Registration Statement on Form N-2 (File No. 333-213716), the Company registered 264,000,000 common shares, par value of $0.01 per share, at an initial public offering price of $9.47 per share.

        On September 30, 2016, the Company issued 100 common shares for $900 to the Adviser. The Company received $900 in cash from the Adviser on November 17, 2016.

        On April 4, 2017, the Company received subscription agreements totaling $10 million for the purchase of shares of its common stock from a private placement from certain individuals and entities affiliated with the Adviser. Pursuant to the terms of those subscription agreements, the individuals and entities affiliated with the Adviser agreed to pay for such shares of common stock upon demand by one of the Company's executive officers. On April 4, 2017, the Company sold 277,778 shares pursuant to such subscription agreements and met the minimum offering requirement for our continuous public offering of $2.5 million. The purchase price of these shares sold in the private placement was $9.00 per share, which represented the initial public offering price of $9.47 per share, net of selling commissions and dealer manager fees.

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 8. Net Assets (Continued)

        The following table summarizes transactions with respect to shares of the Company's common stock during the years ended December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	38,365,220	$358,134	9,807,955	$90,894
Reinvestment of distributions	797,371	7,241	58,161	526
Repurchased Shares	(168,106)	(1,527)	—	—

Shares/gross proceeds from the continuous public offering	38,994,485	363,848	9,866,116	91,420
Sales load	—	(9,847)	—	(2,242)

Total shares/net proceeds	38,994,485	$354,001	9,866,116	$89,178

        In the event of a material decline in our net asset value per share, which the Company considers to be a 2.5% decrease below its current net offering price, the Company's Board will reduce the offering price in order to establish a new net offering price per share that is not more than 2.5% above the net asset value. The Company will not sell shares at a net offering price below the net asset value per share unless the Company obtains the requisite approval from its shareholders. To ensure that the offering price per share, net of sales load, is equal to or greater than net asset value per share on each subscription closing date and distribution reinvestment date, the Board increased the offering price per share of common stock on certain dates. The changes to our offering price per share since the commencement of our initial continuous public offering and associated approval and effective dates of such changes were as follows:

Approval Date	Effective Date	Gross Offering Price Per Share	Net Offering Price Per Share
Initial Offering Price	April 4, 2017	$9.47	$9.00
May 2, 2017	May 3, 2017	$9.52	$9.04
January 17, 2018	January 17, 2018	$9.53	$9.05
January 31, 2018	January 31, 2018	$9.55	$9.07
July 18, 2018	July 18, 2018	$9.56	$9.08
October 9, 2018	October 10, 2018	$9.57	$9.09
January 22, 2019	January 23, 2019	$9.46	$8.99
February 19, 2019	February 20, 2019	$9.51	$9.03
February 27, 2019	February 27, 2019	$9.52	$9.04

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 8. Net Assets (Continued)

  Distributions

        The Board authorizes and declares weekly distribution amounts per share of common stock, payable monthly in arrears. The following table presents cash distributions per share that were declared during the year ended December 31, 2018:

	Distributions
($ in thousands)	Per Share	Amount
2018
March 31, 2018 (thirteen record dates)	$0.17	$2,075
June 30, 2018 (thirteen record dates)	0.17	3,390
September 30, 2018 (thirteen record dates)	0.17	4,987
December 31, 2018 (thirteen record dates)	0.17	6,861

Total	$0.68	$17,313

        The following table presents cash distributions per share that were declared during the year ended December 31, 2017:

	Distributions
($ in thousands)	Per Share	Amount
2017
June 30, 2017 (twelve record dates)	$0.15	$124
September 30, 2017 (thirteen record dates)	0.17	480
December 31, 2017 (thirteen record dates)	0.17	1,060

Total	$0.49	$1,664

        On May 8, 2018, the Board declared regular weekly distributions for July 2018 through September 2018. The regular weekly cash distribution, each in the gross amount of $0.012753 per share, will be payable monthly to shareholders of record as of the weekly record date.

        On July 19, 2018, the Board declared regular weekly distributions for July 24, 2018 through September 2018. These distributions are in addition to those previously declared and announced. The regular weekly cash distributions, each in the gross amount of $0.000114 per share, will be payable monthly to shareholders of record as of the weekly record date.

        On August 7, 2018, the Board declared regular weekly distributions for October 2018 through December 2018. The regular weekly cash distributions, each in the gross amount of $0.012867 per share, will be payable monthly to shareholders of record as of the weekly record date.

        On November 6, 2018 the Board declared regular weekly distributions for January 2019 through March 2019. The regular weekly cash distributions, each in the gross amount of $0.012867 per share, will be payable monthly to shareholders of record as of the weekly record date.

        On February 27, 2019, the Board declared regular weekly distributions for April 2019 through June 2019. The regular weekly cash distributions, each in the gross amount of $0.012867 per share, will be payable monthly to shareholders of record as of the weekly record date.

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 8. Net Assets (Continued)

        With respect to distributions, the Company has adopted an "opt-in" dividend reinvestment plan for common shareholders. As a result, in the event of a declared distribution, each shareholder that has not "opted-in" to the dividend reinvestment plan will have their dividends or distributions automatically received in cash rather than reinvested in additional shares of our common stock. Shareholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.

        The Company may fund its cash distributions to shareholders from any source of funds available to the Company, including but not limited to offering proceeds, net investment income from operations, capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from the Adviser, which is subject to recoupment. In no event, however, will funds be advanced or borrowed for the purpose of distributions, if the amount of such distributions would exceed the Company's accrued and received revenues for the previous four quarters, less paid and accrued operating expenses with respect to such revenues and costs.

        Through December 31, 2018, a portion of the Company's distributions resulted from expense support from the Adviser, and future distributions may result from expense support from the Adviser, each of which is subject to repayment by the Company within three years from the date of payment. The purpose of this arrangement is to avoid distributions being characterized as a return of capital. Shareholders should understand that any such distribution is not based on the Company's investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or the Adviser continues to provide expense support. Shareholders should also understand that the Company's future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that the Company will achieve the performance necessary to sustain these distributions, or be able to pay distributions at all.

        Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions. The following tables reflect the sources of cash distributions on a U.S. GAAP basis that the Company has declared on its shares of common stock during the years ended December 31, 2018 and 2017:

	Year Ended December 31, 2018
Source of Distribution	Per Share	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.59	$14,964	86.4%
Net realized gain (loss) on investments	0.03	737	4.3
Distributions in excess of net investment income	0.06	1,612	9.3

Total	$0.68	$17,313	100.0%

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 8. Net Assets (Continued)

	Year Ended December 31, 2017
Source of Distribution	Per Share	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.43	$1,471	88.4%
Net realized gain (loss) on investments	—	5	0.3
Distributions in excess of net investment income	0.06	188	11.3

Total	$0.49	$1,664	100.0%

  Share Repurchases

        On August 22, 2017, the Company conducted a tender offer to repurchase up to $14 thousand of its issued and outstanding common stock, par value $0.01 per share, at a price equal to $9.04 per share (which reflects the net offering price per share in effect as of September 20, 2017). The offer to purchase expired on September 19, 2017. No shares were repurchased in connection with the offer to purchase. On November 13, 2017, the Company conducted a tender offer to repurchase up to $121 thousand of its issued and outstanding common stock, par value $0.01 per share, at a price equal to $9.04 per share (which reflects the net offering price per share in effect as of December 13, 2017). The offer to purchase expired on December 12, 2017. No shares were repurchased in connection with the offer to purchase.

        On March 12, 2018, the Company conducted a tender offer to repurchase up to $528 thousand of its issued and outstanding common stock, par value $0.01 per share, at a price equal to $9.07 per share (which reflects the net offering price per share in effect as of April 11, 2018). The offer expired on April 6, 2018, with 4,425 shares purchased in connection with the repurchase offer.

        On May 21, 2018, the Company conducted a tender offer to repurchase up to $1.3 million of its issued and outstanding common stock, par value $0.01 per share, at a price equal to $9.07 per share (which reflects the net offering price per share in effect as of June 20, 2018). The offer expired on June 18, 2018, with 11,973 shares purchased in connection with the repurchase offer.

        On August 20, 2018, the Company conducted a tender offer to repurchase up to $2.6 million of its issued and outstanding common stock, par value $0.01 per share, at a price equal to $9.08 per share (which reflects the net offering price per share in effect as of September 19, 2018). The offer expired on September 17, 2018, with 118,465 shares purchased in connection with the repurchase offer.

        On November 19, 2018, the Company conducted a tender offer to repurchase up to $3.6 million of its issued and outstanding common stock, par value $0.01 per share, at a price equal to $9.09 per share (which reflects the net offering price per share in effect as of December 19, 2018). The offer expired on December 17, 2018, with 33,243 shares purchased in connection with the repurchase offer.

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 9. Earnings Per Share

        The following table sets forth the computation of basic and diluted earnings per common share for the years ended December 31, 2018 and 2017:

	Years Ended December 31,
($ in thousands, except per share amounts)	2018	2017
Increase (decrease) in net assets resulting from operations	$12,439	$1,568
Weighted average shares of common stock outstanding—basic and diluted	26,555,178	3,500,950
Earnings per common share-basic and diluted	$0.47	$0.45

Note 10. Income Taxes

        Taxable income generally differs from increase in net assets resulting from operations due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.

        The Company makes certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes or losses among other items. To the extent these differences are permanent, they are charged or credited to additional paid in capital, or distributable earnings, as appropriate.

        The following reconciles the increase in net assets resulting from operations for the fiscal years ended December 31, 2018 and 2017:

	Years Ended December 31,
($ in thousands)	2018(1)	2017
Increase in net assets resulting from operations	$12,439	$1,568
Adjustments:
Net unrealized gain (loss) on investments	3,262	(92)
Deferred organization costs	224	—
Other book-tax differences	1,386	188

Taxable Income	$17,311	$1,664

(1)
Tax information for the fiscal year ended December 31, 2018 are estimates and are not final until the Company files its tax returns.

  For the year ended December 31, 2018

        Substantially all of the distributions declared for the year ended December 31, 2018 were derived from ordinary income determined on tax basis. Total distributions declared of $17.3 million consisted of approximately $16.5 million of ordinary income and $0.8 million of long-term capital gains. For the calendar year ended December 31, 2018 the Company did not have any undistributed ordinary income on a tax basis. For the year ended December 31, 2018, 92.4% of distributed ordinary income qualified

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 10. Income Taxes (Continued)

as interest related dividend which is exempt from U.S. withholding tax applicable to non-U.S. shareholders.

        During the year ended December 31, 2018, the Company did not have any material permanent differences between book and tax income.

        As of December 31, 2018, the net estimated unrealized loss of U.S. federal income tax purposes was $4.7 million based on a tax cost basis of $733.6 million. As of December 31, 2018, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $6.3 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $1.6 million

  For the year ended December 31, 2017

        Distributions declared for the calendar year ended December 31, 2017 were characterized as ordinary income for tax purposes. For the calendar year ended December 31, 2017 the Company did not have any undistributed ordinary income on a tax basis. For the year ended December 31, 2017, 87.3% of distributed ordinary income qualified as interest related dividend which is exempt from U.S. withholding tax applicable to non-U.S. shareholders.

        During the year ended December 31, 2017, the Company did not have any permanent differences between book and tax income.

        The tax cost of the Company's investments at December 31, 2017 approximates their amortized cost.

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 11. Financial Highlights

        The following are the financial highlights for a common share outstanding during the years ended December 31, 2018 and 2017:

	For the Years Ended December 31,
($ in thousands, except share and per share amounts)	2018	2017
Per share data:
Net asset value, at beginning of period	$9.03	$9.00
Results of operations:
Net investment income(1)	0.56	0.42
Net realized and unrealized gain (loss) on investments(5)	0.05	0.10

Net increase in net assets resulting from operations	0.61	0.52

Shareholder distributions:
Distributions from net investment income(2)	(0.59)	(0.43)
Distributions from net realized gains(2)	(0.03)	—
Distributions in excess of net investment income(2)	(0.06)	(0.06)

Net decrease in net assets from shareholders' distributions	(0.68)	(0.49)

Capital share transactions:
Issuance of common stock above net asset value	0.01	—

Net increase in net assets resulting from capital share transactions	0.01	—

Net asset value, at end of period	$8.97	$9.03

Total Return(3)(7)	6.7%	5.9%
Ratios
Ratio of total expenses to average net assets(4)(6)	7.7%	1.5%
Ratio of net investment income to average net assets(4)(6)	6.2%	4.0%
Portfolio turnover rate	35.5%	7.0%
Supplemental Data
Weighted-average shares outstanding	26,555,178	3,500,950
Shares outstanding, end of period	48,860,700	9,866,216
Net assets, end of period	$438,210	$89,083

(1)
The per share data was derived using the weighted average shares during the period.

(2)
The per share data was derived using actual shares outstanding at the date of the relevant transaction.

(3)
Total return is not annualized. An investment in the Company is subject to a maximum upfront sales load of 5% of the offering price, which will reduce the amount of capital available for investment. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses.

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 11. Financial Highlights (Continued)

(4)
Operating expenses may vary in the future based on the amount of capital raised, the Adviser's election to continue expense support, and other unpredictable variables. For the years ended December 31, 2018 and 2017, the total operating expenses to average net assets were 9.6% and 9.5%, respectively, prior to expense support provided by the Adviser and expense recoupment paid to the Adviser. Past performance is not a guarantee of future results.

(5)
The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains and losses in portfolio securities for the year because of the timing of sales of the Company's shares in relation to fluctuating market values for the portfolio.

(6)
For 2017 figures, ratios reflect amounts from the commencement of operations, April 4, 2017, through December 31, 2017 and are not annualized.

(7)
Total return is calculated as the change in net asset value ("NAV") per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company's dividend reinvestment plan), if any, divided by the beginning NAV per share.

Note 12. Selected Quarterly Financial Data

	For the Three Months Ended
($ in thousands, except share and per share amounts)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Investment income	$3,089	$6,364	$10,760	$13,948
Net operating expenses	1,256	3,411	6,832	7,698

Net investment income (loss)	1,833	2,953	3,928	6,250
Net realized and unrealized gain (loss) on investments	439	778	1,200	(4,942)

Increase (decrease) in net assets resulting from operations	$2,272	$3,731	$5,128	$1,308
Net asset value per share as of the end of the quarter	$9.06	$9.07	$9.08	$8.97
Earnings (losses) per share—basic and diluted	$0.18	$0.18	$0.17	$0.03

	For the Three Months Ended
($ in thousands, except share and per share amounts)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Investment income	$—	$148	$522	$1,353
Net operating expenses	—	29	42	481

Net investment income (loss)	—	119	480	872
Net realized and unrealized gain (loss) on investments	—	(1)	15	83

Increase (decrease) in net assets resulting from operations	$—	$118	$495	$955
Net asset value per share as of the end of the quarter	$9.00	$9.03	$9.04	$9.03
Earnings (losses) per share—basic and diluted	$—	$0.14	$0.17	$0.14

Owl Rock Capital Corporation II

Notes to Consolidated Financial Statements (Continued)

Note 13. Subsequent Events

        The Company's management evaluated subsequent events through the date of issuance of these consolidated financial statements. Other than those previously disclosed, there have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, these consolidated financial statements.

APPENDIX A – FORM OF SUBSCRIPTION AGREEMENT

apilal COrporailon II(referred to herein as lhe "Company" or "ORCC II") ptton Amount and lnvestmenUPurchase Type 'M:Uit $ L-------------' TYPE (......,,...,., ment ($$ROO...imJm -ntJ YPE ( «ICIIOI ADVISORY ing Price 0 Wra piNon WtapAgreemenl"" '"Hoo"I&C.,,... "'* To CQnfn.o bi'lf lor (lAIC¢ II. ool\tm!OI)'OI" 0.00t0.-11Wd<SII..iat¢erlll< mls:slon• t l)tlrd! on flo•-bct\olr Ownersh1p D ACCOUNT ER MINOR ACCOUNT 0Uniform Gift to Mincn Ac. Stale of _ OTHER ACCOUNT 0C Corpora1lon 0Pension Plan 0sCo<l>o'"""' 0Ptolit Sllariirvd Plan 0Non-Profit OrgCIIion OLLC 0Partnef$h p OOiher h Transfer on ouch· Oaot Birth-------0UnitOI'I'I"' 'rtansttts eo Minors Sta1cof _ NERS & with Right of Sll'\'ivor&hp Date of Birth _ tswilh Transf er on Oealh" eron Del)l'l rorm 111a-toe!WAd QUALIFIED PLAN ACCOUNT Property 0 Tntdition<JIIRA OROTHIRA ommon OSEPnRA 0 Rollcwet' I RA 0BeneficialIRA &1 D Tax Exempt Trust r Information 1r ·",.-nt ner/Benefici al Owner: Date of Birth neficialOwner Dateof Birth s ""' ress ""'

ORCC II Subscription Agreement

OWL ROCK
CAPITAL CORPORATION II

1. Subscription Amount and Investment/Purchase Type

Subscription amount $ ____________

INVESTMENT TYPE (select one)

☐ Initial Investment ($5,000 minimum subscription amount)

☐ Additional Purchase ($500 minimum subscription amount)

PURCHASE TYPE (select one)

BROKERAGE

☐ Public Offering Price

☐ Net of Commission*

*Eligible only for advisors purchasing shares on their own behalf

ADVISORY

☐ Wrap/Non-Wrap Agreement**

**Not all B/Ds are eligible. To confirm eligibility for ORCC II, call/email your B/D or Owl Rock Service Center

2. Form of Ownership

NON-QUALIFIED ACCOUNT

SINGLE OWNER

☐ Individual

☐ Individual with **Transfer on Death***

MULTIPLE OWNERS

☐ Joint Tenants with Right of Survivorship

☐ Joint Tenants with **Transfer on Death***

*Requires Transfer on Death form that can be found at www.owlrock.com

☐ Community Property

☐ Tenants in Common

TRUST

☐ Taxable Trust ☐ Tax Exempt Trust

MINOR ACCOUNT

☐ Uniform Gift to Minors Act

State of ____________

Date of Birth ____________

☐ Uniform Transfers to Minors

State of ____________

Date of Birth ____________

QUALIFIED PLAN ACCOUNT

☐ Traditional IRA

☐ ROTH IRA

☐ SEP/IRA

☐ Rollover IRA

☐ Beneficial IRA

OTHER ACCOUNT

☐ C Corporation

☐ Pension Plan

☐ S Corporation

☐ Profit Sharing Plan

☐ Non-Profit Organization

☐ LLC

☐ Partnership

☐ Other ____________

3. Investor Information (please print)

The information provided in Section 3 must be compliant with IRS Form W-9 and related instructions. Please refer to www.IRS.gov for Form W-9

Individual Owner/Beneficial Owner: ____________
(first, middle, last)

SSN ____________ Date of Birth ____________
(mm/dd/yyyy)

Joint Owner/Beneficial Owner ____________
(first, middle, last)

SSN ____________ Date of Birth ____________
(mm/dd/yyyy)

Mailing Address ____________
(You must include a permanent U.S. street address even if your mailing address is a P.O. Box) (city/state) (ZIP)

U.S. Street Address ____________
(Leave blank if your U.S. street address and mailing address are the same) (city/state) (ZIP)

Phone # ____________

CITIZENSHIP

☐ U.S. Citizen ☐ Resident Alien ____________ (country) ☐ Non-Resident Alien (Form W-8BEN is required) ____________ (country)

Owl Rock Service Center
Toll Free 1-844-331-3341 • Fax 1-844-643-0431

A-1

rtn«ShfplotMr: Dateof Fonnation ' """""""' (cil llo ) ""' ress (61 11' \U!IIo) ""' OI'ized pef!O!!(sl orimd person(s)SSN Dilleof Birth '"""""""' orized person(s)U.S. Stree4 Address ""' ld'• " illl) Custotian Phone # dian s "'"' unt # CustodianAuthorization: t!o n nstructi ons '""""" .., ....,,-Til',,, ,,..,. In Shares of Owl Rock Capital Corporation II ll)tl)(lfm$ oi"'-Oisldlll lII - nD"$0ito.Alon n or. - e nl ,_ o1 $11,111" ot lho .and yQoJ1.111 10 meoclhe fl'iffm.wn not01 amual or..,_"'J .. Of)'(IUCOillfii'IO ..._II>o-ll' .,eiQnh"'$11C11on$. YWII « Io noCII'()'(IU »I(Wll'jNIO ytNt dNIIOR li't toe Ol $ 011AO'n•"lmenl PWI. nand:ll aoJdSOt orli'tl li't ollhe d!at QC ilfld Dc1>0$it -•Attach a \loidod Of instrooOOm from 'fC'M fin< nc:i!ll n;titution. (A Ilc.flllldOMI I I CCifiUIH't&ll f ACH in Otl) ecking 0Saving9 ciallnstitution mber Account Number llii'W:IIIlOCIIIO dll.llb...,_IO.-.eCI\Oellf'O. s.a· or bn*aoe«o\1TII<S OlllllhOI'lY• O-.a'nln C teeunu tie trtIS ll ho y yl\rl(l•ir(I) M I'II,.Iho(;onwnyifIOdo!ttllhell((ll)l)fll/l)f11n ..,_l t>Ol iO hllm:xnlol""' eck to tnvestodTruslee to Mailing Address enteredSection Ill .llOn$ Jol :;a!andbloleo'age _,.,..,..bo IW!I!I b of ,_dl ck to Brokerage Awxln l ( below) Aocount Number dress

ORCC II Subscription Agreement

OWL ROCK
CAPITAL CORPORATION II

Trust/Corp/Partnership/Other:

SSN/Tax ID ______________________ Date of Formation ______________________ (mm/dd/yyyy)

Mailing Address ______________________
(You must include a permanent U.S. street address even if your mailing address is a P.O. Box) (city/state) (ZIP)

U.S. Street Address ______________________
(Leave blank if your U.S. street address and mailing address are the same) (city/state) (ZIP)

Trustee(s)/authorized person(s) ______________________

Trustee(s)/authorized person(s) SSN ______________________ Date of Birth ______________________ (mm/dd/yyyy)

Trustee(s)/authorized person(s) U.S. Street Address ______________________
(street) (city/state) (ZIP)

Phone # ______________________

CUSTODIAL ARRANGEMENT (if applicable)

Name of Custodian ______________________ Custodian Phone # ______________________

Mailing Address ______________________
(street) (city/state) (ZIP)

Custodian Tax ID # ______________________
(to be completed by custodian above)

Custodian Account # ______________________ Custodian Authorization: ______________________
(to be completed by custodian above)

4. Distribution Instructions (check one of the following four options)

☐ **1.** Reinvest in Shares of Owl Rock Capital Corporation II
(Refer to the prospectus for terms of the Distribution Reinvestment Plan)

If you participate in the Distribution Reinvestment Plan or make subsequent purchases of shares of the Company, and you fail to meet the minimum net worth or annual income requirements for making an investment or you can no longer make the representations or warranties set forth in Section 6, you are expected to promptly notify your broker dealer, financial advisor or investment advisor in writing of the change and to terminate your participation in the Distribution Reinvestment Plan.

☐ **2.** Electronic Deposit – *Attach a voided check or instructions from your financial institution.
(A deposit ticket does not contain the required ACH information)

☐ Checking ☐ Savings

Name of Financial Institution ______________________

ABA Routing Number ______________________ Account Number ______________________

The Company is authorized to deposit distributions to the checking, savings or brokerage account indicated above. This authority will remain in force until the Company is notified otherwise in writing. If the Company erroneously deposits funds into the account, the Company is authorized to debit the account for an amount not to exceed the amount of the erroneous deposit.

☐ **3.** Mail a check to Investor/Trustee to Mailing Address entered in Section III
(Cash distributions for custodial and brokerage accounts will be sent to the custodian of record)

☐ **4.** Mail a check to Brokerage Account (listed below)

Name of Financial Institution ______________________

FBO ______________________ Account Number ______________________

U.S. Street Address ______________________
(You must include a permanent U.S. street address even if your mailing address is a P.O. Box) (city/state) (ZIP)

Owl Rock Service Center
Toll Free 1-844-331-3341 • Fax 1-844-643-0431

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iC Oehvery Form r'"""' w.I(we) (;O(lfWm!hill to the ex.tenl PQ$$illl•.I(we) WOIAtJ ike to receive $\Qckhofcomrrorications G OOrcric<llly (i to. proxy materia &., annualand quarterly report&.investor convnunications.aocount statements.tax fonn& and other onsent to stop deivery of the paper version&.I (we) acknowledge that I (we)not receive paper copie& of stock sWiles'!! (I)I {we}change orrevoke my (our) elecdon at any tine by notifying ORCC II at the number below, (il) my {our y anInvalid email addfes9;or(Iii)1(we) speCifically request a paPfM'copy of a partiCUarst oekhOider comrnunicabon, ....t o doat any lii'ne. gree that by 00f\9entni g to electronic delivery for Clf'le produc:c,the delivery preferenoee frx my other investment proclJct d by DST Systems lne. ...a also be affected and changed to electronic delivery.1(we) havea valid emailacldr ktus changes,1 (we) vMI s.end a notice of the new ad<t'ess by oontaccing OM Ro<:k's SeMce Centet. l(We) unders.tand (c-..) elec t on m<,ry e up to 30 dctys to take affoct ..oo thot I(\\1J) have tfw riglt to roquost o p.-per CXlPY of ""Y by contactjng Owl Rock'& S«Yice Center. delivery servicelis ffee: hOwever, !(We) may 11\ellr oena!n c:osts,such as usage d'larges !rom an 1n1emet service provdl ef <:Jot,o.nl03d tQf l$" olher tQf l$ 3$$oci<tlod with t'tC<lCS$ to electronic OOI'mlunict lions. I (we) un(tcr$1Md thi$ elee1roni e chai'IQGd or<f$00f'llnuttd and that the term$ d thi& agreement may be amended at ¥rJ ime. (we) understand that ssociated .,.,;m electronicdeiivery &uch as. emails. not transmitting,t nt<s. failni g to function prcperly and &ys:tem failures ts, and that thereis no warrart.y «n tee given oonoerning the transmis.sions ol email, the avaiabiity of the web . oltw than as reqt.ired by law'. of nvestor/Authorized Person

ORCC II Subscription Agreement

OWL ROCK CAPITAL CORPORATION II

5. Electronic Delivery Form (optional)

By signing below, I (we) confirm that, to the extent possible, I (we) would like to receive stockholder communications electronically (including, but not limited to, proxy materials, annual and quarterly reports, investor communications, account statements, tax forms and other required reports) and consent to stop delivery of the paper versions. I (we) acknowledge that I (we) will not receive paper copies of stockholder communications unless (i) I (we) change or revoke my (our) election at any time by notifying ORCC II at the number below, (ii) my (our) consent is terminated by an invalid email address; or (iii) I (we) specifically request a paper copy of a particular stockholder communication, which I (we) have the right to do at any time.

I (we) further agree that by consenting to electronic delivery for one product, the delivery preferences for my other investment products or share classes serviced by DST Systems Inc. will also be affected and changed to electronic delivery. I (we) have provided a valid email address and if that email address changes, I (we) will send a notice of the new address by contacting Owl Rock's Service Center. I (we) understand that any changes to my (our) election may take up to 30 days to take effect and that I (we) have the right to request a paper copy of any electronic communication by contacting Owl Rock's Service Center.

The electronic delivery service is free; however, I (we) may incur certain costs, such as usage charges from an Internet service provider, printing costs, software download costs or other costs associated with access to electronic communications. I (we) understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. I (we) understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failures of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law.

Signature of Investor/Authorized Person	Date (mm/dd/yyyy)
Email Address (please print)	

This space intentionally left blank

Owl Rock Service Center
Toll Free 1-844-331-3341 • Fax 1-844-643-0431

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ber l mttal s/Signatures ce the Company to aocept this &Ubscriplion l(we) hereby repr•ent anti warrant as follow $ ' tOI'Y'IIe)' may not be g'8nted to any person tomakesueh rep.-ese:ntatiotls onbehalf of nly fiducicwi"such asll\15lees.guardial'l5. oonservatcn,custocf¥1$ and per&OOal ivumay make such representatoi nsonbehalf of lot(& ). Primary tnvestof Co-In must nitialrepresetta!IOI"li a) ttw'Ough d) and e) through h)it appilcable: tnirlels l n CEived the prospectus (as emended or &Upplemented) for the Company at 'east five I L yS prior to the date hereof: w1edge that Shares of this oftering are Illiquid and appropria1e O(l y as a tong.term I L GNI that Iaml(we are) am eitherpJn::hasing the &harufor my (our) own account. or if I p ehesing shares en behafl of a trust or omer entity of .,.,...ch am (We are) a tn.mee or L JI l - geo.M, I(We) have due authority toexecute ris slb9eriplion agteemeM and do hereby tle truot other entilyolwl'kh lam (YI'e are) IJ'uslee or aulhorilled t: ent that I(we) either h;:rve (i) a net worth of atltast $2 50 000 Of (ii a net worth of a1 0 and' a gross annualinoome of at least 570.000.(Net worth doe& not ndude home, nd per&CW\al: autorrobil s): I L ) a resident ofIowa.I (we) certify tha t (we)MYe ellher (i) (a) an annualgrossincome 100,000 ttnd a ne1 wor1h of at le.,s.1$100,000. Of (b) ., net worth of M ktll$1 $:3.50.000 home.ftutoand home furri&hinQ$):oand' (ii) YAI limit my (our) oggregt)te invc$1mcn l n L JI l - and inlhe ;ec:OOfle$ of other non-trnded bu$ine$$ doVGiopnent compan9i $ (BOC$) to our)iq.l d neq 'MJfth. Fot this purpose,d 001worth" is defined as thai portion of net nsists of cash. cash equivalents and readty marketable securities: e) a resident of Kentucky.I {we) certirythat my ( our) iwesiJ'nent is not more than 10% d L _JI Ll ud ne1 worth in!his offeringin!tie se<:untics oihl e Compftny'S ;):lfitiate$.. "Uquid Mt ni od as the portion of nc1 wor1h thM is eomprsi edof ctsh. c;;ol$h oquvi o enl:$,anr;t r - seariies: ) a resident of New Jerwy.I {we) certify that that I (we)ha ve e lher (a) a minmi um liq.lid $100,000 and a mni imum annual gross Income of $8 5 000,ot (b) a minin'lumliquid M1 D,OOO.Fot the$e pt6J)Oses1iq!Jd net WOI'Ih"is detlned M that pot1ion of net YI'Ofth (total sive or home,horne fumishings, and aut omobiles, mni usIota! tieblil es) th31 consists of ivalenl$ and readily marl<.etabte &eeuritie&.n addition.I(we) willri Mmy (our) ir'Q.and other non-publicly traded direct nprograms ( ndtJding real '---'1 I,_ tment trust$, bu6i-.essde'Yelopment COI'J1)anie&,oiland gas programs,equipmentleas ng nd commodity poo!S, btJI e.xetudlng unregistered,Fedefally and state exeprWat e 10% d my (our)IIQUdV.OOh: opplicob l Iam {wo ftre) o rc..idcnl d crithor abama,California,Kansas,Nebraska, ew Mex co,Ohio,Oldahomill Oregon, or Tennes.se9 and meet the additional&Uitabilily L JI L s mposed by my ( our) state of primary residence as set fol'lh n ltle prospectus {as sl4)fllemented as ol' the date herutlder the sections desenbedIn the prospectus and tability Standardsand "HHW 10 Subsetibe :

ORCC II Subscription Agreement

OWL ROCK CAPITAL CORPORATION II

6. Subscriber Initials/Signatures

In order to induce the Company to accept this subscription, I (we) hereby represent and warrant as follows*:

* A power of attorney may not be granted to any person to make such representations on behalf of investor(s). Only fiduciaries such as trustees, guardians, conservators, custodians and personal representatives may make such representations on behalf of investor(s).

Each investor must initial representations a) through d) and e) through h) if applicable:

	Primary Investor Initials	Co-Investor Initials
a) I/we have received the prospectus (as amended or supplemented) for the Company at least five business days prior to the date hereof:		
b) I (we) acknowledge that shares of this offering are illiquid and appropriate only as a long-term investment:		
c) I (we) represent that I am/(we are) am either purchasing the shares for my (our) own account, or if I am (we are) purchasing shares on behalf of a trust or other entity of which I am (we are) a trustee or authorized agent, I (we) have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am (we are) trustee or authorized agent:		
d) I (we) represent that I (we) either have (i) a net worth of at least $250,000 or (ii) a net worth of at least $70,000 and a gross annual income of at least $70,000. (Net worth does not include home, furnishings and personal automobiles):		
e) I am (we are) a resident of **Iowa**. I (we) certify that I (we) have either (i) (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (exclusive of home, auto and home furnishings); and (ii) will limit my (our) aggregate investment in this offering and in the securities of other non-traded business development companies (BDCs) to 10% of my (our) liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities:		
f) I am (we are) a resident of **Kentucky**. I (we) certify that my (our) investment is not more than 10% of my (our) liquid net worth in this offering or in the securities of the Company's affiliates. "Liquid net worth" is defined as the portion of net worth that is comprised of cash, cash equivalents, and readily marketable securities:		
g) I am (we are) a resident of **New Jersey**. I (we) certify that that I (we) have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, "liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, I (we) will limit my (our) investment in this offering, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs, and commodity pools, but excluding unregistered, Federally and state exempt private offerings) to 10% of my (our) liquid net worth:		
h) Initial only if applicable: I am (we are) a resident of either **Alabama, California, Kansas, Nebraska, Missouri, New Mexico, Ohio, Oklahoma, Oregon,** or **Tennessee** and meet the additional suitability requirements imposed by my (our) state of primary residence as set forth in the prospectus (as amended or supplemented as of the date hereof) under the sections described in the prospectus and entitled "Suitability Standards" and "How to Subscribe":		

Owl Rock Service Center
Toll Free 1-844-331-3341 • Fax 1-844-643-0431

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nt Information Rights,Certi e RS FonnW-9 Certification: naltie& of perjiAy, I certify that umber shown on this subscriptionb el'l'llentis mytaxpayer idenlificaliontunber ot (Iam w t tling101' 3 numbe ued to me).Md not subject to beck\4)witttloldni g because (a) I am exempt from backup withholding, 01 (b ) have not been nocified by al Revenue Servlct:(IRS) hat 1am subjetto backup thh0kl1ng as a resulOf a allufe to report allnt.eteS.I t:K dividen thO IRS has not fkdmethat 1 am no long« subje.ct to back.upwiiJlholding, and a U.S. c izen or other U S. person (defined in I RS Fonn W·9 NtnJctions). ATIONINSTRVCTIONS YOV NIUSTCROSS OUTCERTFI ICAT ON (2)IF YOV HAVE BEENNOTIFIE06YTHEIR VARE CURRENTLY SUBJECT TO 8A.CI(UPW liHOLOING BECAUSE YOU HAVEFAILED TO REPORTA.tL T ANDDIVIDENDS ON YOUR TAX RETURN. oc$ nol roql.ire your COO$Cnlto <trry P'QVision ollhi;doo.lmcQ oti'Mtl th!:ln the ccr1ib0on5 rcq\irod to owoid b<tckup g. ow, you also knowledge: should not e:xpect to be able to sell your shares regardless dhow we peflorm. C<lmp<tny may dfGr to rc purd'l< se <1 miled number of shares anclfor you may be abiG to Milyour shares , n GithGr e it is likely yoo will receive less than yoor initial purchase price. do not intend to lis! our shareson ony secuilies e:xchange tor-....flat may be a significant time and we do not ect a seoor')da(y mar1(et in the Shares to develop. should consider that you may not have access to the money youinvest for anindefinite periodof t me. ause youwillbe unetlte to sen'fO'.I Stlares,you...1. 11 be unable to rtd.lee 'fO'.I exposure hany market Tlturn. Company maypay dsi tributions from sources other than earn ngs which may affect hture distributions. amount of di$11lbutions,if ;)J't)', <Jro unte"-in and at the t;f$CrCtiQo of the Company'$ board of diredQf'$, nvestment n our shares is not suitable for you if you need access tothe money yoo irwest. drstribu6one may be funded from unrlmlled amouniB of offproceeds 01 borrowings, Which may constitute a 1'1 of tapilat and rce:Suee the amount of capitaltrva!labte t o U$ torinw:stmcnl. Any capitalrecurr.ed to stoekholdcrs JS!h dislribution5 ..wl be di$1ributcd iJtlor P<JY!TI<mol f fcc5 and GxponM$. dstributito stockhotders may be funded in significant part from the reimbtnement of certanies, dng through lhewaiver of certain in\·estment actvisory fees,that w i lbe subjett to repaymenr to our inveslrnent ser.Sigtliflcant portions 01these dlstribtJt:lot'\s may not be based on our hvestment per'lormanoe and soc:h walvetS reimbl.wscmcn$l mtrY not oonil ruo inlhc Muro.The rcpaymcnl cf llny amounl$ owed willreduoc the fut\l'c ibutions 1o which you oll1e,....ise be entitled. must sign:--• j)A aOU!OIOd'-aoooun!l Au horlled on Signa ure !f'or Authorized Pel'5on Sigootu«t fiCations and Authonzat1ons

ORCC II Subscription Agreement

OWL ROCK CAPITAL CORPORATION II

7. Important Information Rights, Certifications and Authorizations

Substitute IRS Form W-9 Certification:

Under penalties of perjury, I certify that:

(1) The number shown on this subscription agreement is my correct taxpayer identification number or (I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. citizen or other U.S. person (defined in IRS Form W-9 instructions).

CERTIFICATION INSTRUCTIONS YOU MUST CROSS OUT CERTIFICATION (2) IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

By signing below, you also acknowledge:

- You should not expect to be able to sell your shares regardless of how we perform.
- The Company may offer to repurchase a limited number of shares and/or you may be able to sell your shares, in either case it is likely you will receive less than your initial purchase price.
- We do not intend to list our shares on any securities exchange for what may be a significant time and we do not expect a secondary market in the shares to develop.
- You should consider that you may not have access to the money you invest for an indefinite period of time.
- Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.
- The Company may pay distributions from sources other than earnings which may affect future distributions.
- The amount of distributions, if any, are uncertain and at the discretion of the Company's board of directors.
- An investment in our shares is not suitable for you if you need access to the money you invest.
- Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.
- Our distributions to stockholders may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that will be subject to repayment to our investment adviser. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements may not continue in the future. The repayment of any amounts owed will reduce the future distributions to which you would otherwise be entitled.

Each investor must sign: (Custodians must sign on a custodial account)

Owner or Authorized Person Signature	Date (mm/dd/yyyy)
Joint Owner or Authorized Person Signature	Date (mm/dd/yyyy)

Owl Rock Service Center
Toll Free 1-844-331-3341 • Fax 1-844-643-0431

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al Advtsor/Representattve lnformatton or oo-lf!Yeuor rep sen(alltue.h,¥1nor R.ef)r lltt.,cn sbtfow ht«bv w-.rranSthM h.Vsheli:dultlle«:ns«< "nd mfoV '-wful¥ sdl <1Mi8" 111td M tNt ilwollil.or''• • tolliiciMU Of IU tPI'rOII'I$odllk•MI i pilting Broker/Dealer or Fina a l nstilution ciaiAdvi&Ot(s)!krvestor ReeteseRative(s) ni;>or/Tc"m 10 (ol)'lt•hole) '"" ne cetiPhOne Email Address al Advtsor and PnnctpalSt gnatures Jt-$! 11 1h 110) hasow lot>e'e•'l!NI Itlol .-.::l l lall-:tloin'fliOI(l).,Wie4hefoin-IM fo).-.,., -""'6 ""' ''-kim>o1<"' '"""'4> MllldN "' IM;:I;UlOiol ,.,..., i! o..,.""""ntr.-;ol!ll -...,;_p,,.,. !hill lhlt n.IM.;u, i ' ' "" on Macl""';fii)N:r.discll5<1(11;.,-· l)uf(h-d$l'llli<*J-th ); !h) hM II!M iU.:hitM$ICII'($)0) ( .1fl 'I .-.c.lmtr\lllil)ll;yo(lh(!.r-.(vJI-" l ,. a'>I,I Q(III .IJIII'dll.,.,.,.,ls.li.,) ' loJo:t•;Jnq llollh.trW$1"1.:1flllf ";& ltveclllllntf lhltdtlo» l!,.itwMIOI'($) "" aeopyOI I!a l, 1U01 'llU*""'!\IIocl, *"'I JW) boU ..ltW')uM:ilt)b $a foii:IUeirt•O$Io!liOI'tror wen 1. f'l:ll iWChirtiCI$10f'(l)tneebll'le S1Widat05all!rll'10 tuer i,...,_IOI'(,)$d It\!heJNO$pe.QIUS(:o$ trt ,.:one S !.J e tOKII: .. .llndlhlll.w(ft ""'•"--.,I IOotn ....:t'> lo telhC.Ihi:J oJ..W O . " IOWfltot ¥1YioMh: he &c*l!t oe,; e, Flar Mt'$CI 01 ,..,:oncia,·e 16t0cllln 8 ,..t..lldlcwW e r<'IJ\flf\1. tl\llnot'"'ledl.o J<.nowYOOJt C .lft/:41tt". ....,.,Of Act(/!NL, (>:lh:Jn)_, tlyb Pwftlll'o tf 10"<.1 cl..., llio.llow"""'* a,chtd"'e m.Nlll ol CM:IfioHnn p..,d,\f'IMI Av-,.,...,1«R.tJiow.,...,, A:t•iooar t1eot in Stod< M , )'<Ill Hfiom """in $ 5fl) $l l'l'liM!!l$ (Llla'i¥flO IIIhl ()lfOKciUOII!'O OI..ai...W"" Ihefllh. CN AGREE.'ENT AHO AU. RIOKTS HEREUNDER SIW..L 8E GOVEI'IHEO 6'V, MIO INTERPRETED IN ACCORDANCE WnH,11E I.AWS OF TIE lbfd!jlkltl/qOOI sl'otlhol <d'tlot OFICC I. Adllisor/Representative Signature Sigattl'e (if Bf)f)l cable) ry l nstructtons otdet,eou.nter cheeks, th rd party CheekS and travelers checks wut NOT be accepted. ved frcm aninvestor is returned Cor in&Ufficient Mds or otherwise no1honored.ORCC II,or its agent may retum the c deposit. nsuch event,any issuance of the sharesor declaraOOn ot distlhlions on sharesmay be resciodedby ORCC ser\:lflon,in le 01 n part,In is sole diSCtebon. e fastest p oss ble processing of th s Subscription Agreement, ah re vantinformation must be compl et l be aocepted or rejected as soon as reasonatlty possitlle. However,the Ccmpany has up to 30 days to aeoept 01 re m the date the subscr!p6on is reeeived by lhf: Cotnpany's Processing Agent rnveS3ors v .i l teoeive a oonfinnaUo ounts,forward subscription ag:reement to the custodian. checks payable to '\1MB Sank, NA, as EA foe ORCCII'«to the custodian of record for(J.Ialifled plan or brokerage 0By wrre Transfer UMB Bank N.A . ABA Routing ,_ 101000695 ORCC II A<lo::u'lt ,_ 9872291561 F80 (lnveslor's Name) I nclude inmemo Selc:f 0 Stand.ud Mai : ORCC II clo OST SyslGms, In::. a& Prooe&Mlg Agent PO BOX 219398 Kansas City,MO 0Overnight Mail: ORCCII t:Jo OST System as Processing Ag STE 219398430 Kansas Cit y MO

ORCC II Subscription Agreement

OWL ROCK CAPITAL CORPORATION II

8. Financial Advisor/Representative Information

The financial advisor or investor representative (each, an "Investor Representative") signing below hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor's legal residence or is exempt from such licensing.

Name of Participating Broker/Dealer or Financial Institution __________

Name of Financial Advisor(s)/Investor Representative(s) __________

Rep/Advisor Number/Team ID __________

Mailing Address __________
(street) (city/state) (ZIP)

Office Telephone __________ Cell Phone __________

Fax __________ Email Address __________

9. Financial Advisor and Principal Signatures

The undersigned confirms by its signature that it (i) has reasonable grounds to believe that the information and representations concerning the investor(s) identified herein are true, correct and complete in all respects; (ii) has verified that the form of ownership selected is accurate and, if other than individual ownership, has verified that the individual executing on behalf of the investor(s) is properly authorized and identified; (iii) has discussed such investors' prospective purchase of shares with such investor(s); (iv) has advised such investor(s) of all pertinent facts with regard to the liquidity and marketability of the shares; (v) has delivered the prospectus and related amendments and supplements, if any, to such investor(s); (vi) no sale of shares shall be completed until at least five business days after the date the investor(s) receives a copy of the prospectus, as amended or supplemented; and (vii) has reasonable grounds to believe that the purchase of shares is a suitable investment for such investor(s), that such investor(s) meets the Suitability Standards applicable to such investor(s) set forth in the prospectus (as amended or supplemented as of the date hereof), and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto. The Broker Dealer, Financial Advisor or Financial Representative listed in Section 8 has performed functions required by federal and state securities laws and, as applicable, FINRA rules and regulations, including, but not limited to Know Your Customer, Suitability and PATRIOT Act (AML, Customer Identification) as required by its relationship with the investor(s) identified on this document. By checking the Net of Commission Purchase, Wrap Fee Agreement or Registered Investment Advisor box in Section I, you affirm that in accordance with the prospectus (i) this investment meets applicable qualifying criteria, and (ii) fees due are reduced or waived as disclosed therein.

THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND.

I understand this Subscription Agreement is for the offering of ORCC II.

Financial Advisor/Representative Signature __________ Date (mm/dd/yyyy) __________

Principal Signature (if applicable) __________ Date (mm/dd/yyyy) __________

10. Delivery Instructions

***Cash, money order, counter checks, third party checks and travelers checks will NOT be accepted.**

If a check received from an investor is returned for insufficient funds or otherwise not honored, ORCC II, or its agent, may return the check with no attempt to redeposit. In such event, any issuance of the shares or declaration of distributions on shares may be rescinded by ORCC II. ORCC II may reject any subscription, in whole or in part, in its sole discretion.

To ensure the fastest possible processing of this Subscription Agreement, all relevant information must be completed. Each subscription will be accepted or rejected as soon as reasonably possible. However, the Company has up to 30 days to accept or reject each subscription from the date the subscription is received by the Company's Processing Agent. Investors will receive a confirmation of their purchase.

Custodial accounts, forward subscription agreement to the custodian.

By Mail - Make checks payable to "UMB Bank, N.A., as EA for ORCC II" or to the custodian of record for qualified plan or brokerage account investments.

☐ **By Wire Transfer**
UMB Bank, N.A.,
ABA Routing # 101000695
ORCC II Account # 9872291581
FBO (Investor's Name)
Include in memo field

☐ **Standard Mail:**
ORCC II
c/o DST Systems, Inc.
as Processing Agent
PO BOX 219398
Kansas City, MO
64121-9398

☐ **Overnight Mail:**
ORCC II
c/o DST Systems, Inc.
as Processing Agent
STE 219398 430 w 7th
Kansas City, MO
64105-1407

Owl Rock Service Center
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Appendix to ORCC IISubscription Agr&&m&nt fo!ICMng stath&\'e the tiona! suilablli y standards as f0t1hbelow: 'ctdilon eo lh¢ sutio biity sl.*nd;)rd$ set I'Qrth ttbove, ""in ltnentinvs will only be sokfiQ Al<'lbo&ma residents thai t worth of at least 10 tines their investrnenl in us and os affiliatE!$. 3ctdition 60 lh<: $u ttbility st.1ndrds $C fofth<'!bovc. C . lforri<l rC$ dcnls m;y not rwcslmore thon 10% or theirliquid on to lhe minWnum sutia bilty standards set forth above. an Idaho iJMJ&Ior'& total nve$lment inus shallnot exoood er d net worth . Liquid net worth is de-finetf as lhat portion of net WOf1h COI'Gi&tilg of cash. cash equivalent& and ble securities. recommended by the Officeof the SectMi'lies Commissioner that Kansasinvestors mit their aggregsle iM'e9trnenl in nd other non·traded btJsinessdeYeloptnenl eon..,anei s to notmore than10% of their tiquld net worth.For these net worth sh<"JIIbe delht"Jt potlion01101<'11 net worth (tot<'Jt <'l$$C1S mioos <"JIIillbilies) th-is CQJ'I'lpli$Cd of iv<: lcnts ;md n:<:ldily m<:rket<lbtct $4iiOI.dics, aine Offioe of Securities recorrmend& that aninvestor's aggllgateinvestrmmt in thisoffering aoc:l similar driect YMiments not exceed 10% of the inYMtor'sliquid net worth. For tti$ purpose. liquid net worth"is defined as that <lf'th thai consists of cash,. cash equivaMs and readity marketable securities. ts-n addliion to the suilabiilly standards set forth above, Massechusetls residents may not nvest more INn10% of orthinus <"Jnd in QChcr illiquid direct f)t'lrt.ic:ipalionprograms. ddilion to the wlt<: bility st<:>nd;:nd& sci forth <: >bow Mi$$ouri residc:nt& m;y not nve;;t morelhoo 10% of their liql,id nci ebl'askainvestors must have (i) either (a) anannualg-oss income of at least $70,000 and a net v.'Orth of et least a net worth or at least $25 0 000:atld (i) Nebmstca inves otS nwst ltrlilthelraggregat elwestment in this Offering and r other buS I ss devdopmenl companies t o 10%of suc:n investOt's net worth.l nvt$t0f'S v.tlo ate &eOfedited invecstots egu o on 0 t.ncfcr the Securities Ad of 1933 . 'twncndcxt, .-cno1 subject to the forcgc:inginve54mcnt conoenlr<'Jiion In addition to the generalsuitability standards sted aboYe, a New MelOooinvestor may not iwest, and we may noC investor more tt\an ten pe«:ent (10%) of that investor s liquid ne1worth in sharesof us,CM.I' affilia1es,and in other non· s development companies. Lkpd ne1worthis defined as that portion ot net worth v.tlleh consists or caSh,cash d read1lymattetahle sec:urliies. tiii<"Jb e ror Ohio residents toitwest more tMn 10% or theiliquid net wor'lhin the issuer, fi!i1Ucs or lh•iSsuer. nd in raded busdevelopment company. Liquid net worth"is deMed as that portion of net worth(totalasseC& mary re&idenoe.home flxri:&hings, and automobiles, nWlus tota l ia biities) oomprised of <:a&h. cash equivalenlts,and ble securities. n OklallOtl'la lnye,stor must have elttw (I) a mni imum annualgrosslnootne oC $100 000 and a minirl"lum ne1worth of ) a mi'i'l"lum ne1 worth of $250,000, excl.t9ive of horne,home furn shings and automob iles In addtiion,an Okal homa p.rchase of our &acuities may not exceed 1 0% of the inve51or's ne1worth. exduding home, home hl'rishni gs and Oditkln to the $Uilobility $1ond trds tct forth<: >bo. Oregoninvestor; m;:ry not invest more th;,n 10% of tho;ir liquid net et w onh s defineda& net worth exduding the vaul e of theinvestor'& home,home furnishings and automobile. naddition 10 the bility SlaOdarde &et forth above, Tennesseeinvestors may not investmore than tenpercent uid t'let W011h(exclusiYe ot home, hOrne hlmsl Nngs,and au!otnO!li!es) Inus. redtied S'lvestors inVCI'I'I"'onas dein 17 C.F.R. §230.501, may 1nvest freely inthsi oliering.In additiOn to the ;r, ds de&eribed a1»ve,nc::n41«reditod Vermont investors may not purdilJSC t'ln M'IOunt in thsi offering lho1e> e«ds estor's liquid net worth.For1he&e purposes . liquid net worthis defined as aninVMtor's tolalassets (not including rri6hirgs,or automo bies) minus total liabiilties.

Maximum Offering of 264,000,000 Shares of Common Stock

PROSPECTUS

        You should rely only on the information contained in this prospectus. No dealer, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Owl Rock Capital Corporation II and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

April 29, 2019

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  Filed Pursuant to Rule 497 File No. 333-213716
TABLE OF CONTENTS
ABOUT THIS PROSPECTUS
SUITABILITY STANDARDS
PROSPECTUS SUMMARY
FEES AND EXPENSES
CERTAIN QUESTIONS AND ANSWERS
SELECTED FINANCIAL DATA AND OTHER INFORMATION
RISK FACTORS
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
ESTIMATED USE OF PROCEEDS
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
SENIOR SECURITIES
BUSINESS
PORTFOLIO COMPANIES
MANAGEMENT OF THE COMPANY
PORTFOLIO MANAGEMENT
MANAGEMENT AND OTHER AGREEMENTS AND FEES
Quarterly Incentive Fee on Pre-Incentive Fee Net Investment Income (expressed as a percentage of adjusted capital)
Percentage of Pre-Incentive Fee Net Investment Income Allocated to Quarterly Incentive Fee
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
DISTRIBUTIONS
DESCRIPTION OF OUR CAPITAL STOCK
DETERMINATION OF NET ASSET VALUE
SUBSCRIPTION PROCESS
PLAN OF DISTRIBUTION
DISTRIBUTION REINVESTMENT PLAN
SHARE REPURCHASE PROGRAM
SHARE LIQUIDITY STRATEGY
REGULATION
TAX MATTERS
CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
BROKERAGE ALLOCATION AND OTHER PRACTICES
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL MATTERS
AVAILABLE INFORMATION
SHAREHOLDER PRIVACY NOTICE
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm
PART I. CONSOLIDATED FINANCIAL INFORMATION
Owl Rock Capital Corporation II Consolidated Statements of Assets and Liabilities (Amounts in thousands, except share and per share amounts)
Owl Rock Capital Corporation II Consolidated Statements of Operations (Amounts in thousands, except share and per share amounts)
Owl Rock Capital Corporation II Consolidated Schedule of Investments As of December 31, 2018 (Amounts in thousands, except share and per share amounts)
Owl Rock Capital Corporation II Consolidated Schedule of Investments As of December 31, 2017 (Amounts in thousands, except share and per share amounts)
Owl Rock Capital Corporation II Consolidated Statements of Changes in Net Assets (Amounts in thousands)
Owl Rock Capital Corporation II Consolidated Statements of Cash Flows (Amounts in thousands)
Owl Rock Capital Corporation II Notes to Consolidated Financial Statements